UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Asset Allocation Funds

For investors seeking attractive long-term total return.

Annual Report

June 30, 2009

Nuveen Growth Allocation Fund	Nuveen Moderate Allocation Fund	Nuveen Conservative Allocation Fund

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Chairman’s

Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

August 24, 2009

Nuveen Investments	1

Fund Name and Management Changes

Effective July 7, 2008, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Nuveen Balanced Municipal and Stock Fund’s sub-adviser and primary investment objective were changed. Nuveen Investment Solutions, Inc. (formerly Richards & Tierney, Inc.) was appointed as the Fund’s sub-adviser and the new investment objective is to provide attractive long-term total return with a conservative risk profile. The Fund became a “fund of funds” that invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the Underlying Funds). The Fund will invest principally in Underlying Funds within the Nuveen family of funds. The Fund also changed its name from the Nuveen Balanced Municipal and Stock Fund to the Nuveen Conservative Allocation Fund.

Effective August 1, 2008, based upon the determination of the Funds’ Board of Trustees and shareholder votes, both the Nuveen Balanced Stock and Bond Fund and the Nuveen Global Value Fund changed sub-advisers and primary investment objectives. Nuveen Investment Solutions, Inc. (formerly Richards & Tierney, Inc.) was appointed as the Funds’ sub-adviser and the new investment objective for the Nuveen Balanced Stock and Bond Fund is to provide attractive long term total return with a moderate risk profile and the new investment objective for the Nuveen Global Value Fund is to provide attractive long-term total return with a growth risk profile. The Funds became “funds of funds” that invest principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds (the Underlying Funds). The Funds will invest principally in Underlying Funds within the Nuveen family of funds. The Funds also changed their names from the Nuveen Balanced Stock and Bond Fund to the Nuveen Moderate Allocation Fund and from the Nuveen Global Value Fund to the Nuveen Growth Allocation Fund.

On October 15, 2008, Richards & Tierney, Inc. changed its name to Nuveen Investment Solutions, Inc. (NIS). There were no changes made to the Funds’ portfolio management personnel, investment objectives, policies or day-to-day portfolio management practices.

2	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Growth Allocation, the Nuveen Moderate Allocation and the Nuveen Conservative Allocation Funds feature portfolio management by Nuveen Investment Solutions, Inc. (NIS), an affiliate of Nuveen Investments. The Funds are co-managed by Thomas Richards, CFA, Senior Managing Director of NIS and James Colon, CFA, Vice President of NIS. We recently asked Tom and James to discuss the key portfolio management strategies and the performance of these three Funds for the twelve-month reporting period ended June 30, 2009.

What were the general economic conditions during the reporting period?

This twelve-month period was among the most volatile in the history of the capital markets. Equity markets across the globe fell as the United States economy pushed further into recession. After IndyMac’s bankruptcy filing on August 1, 2008, the U.S. Government engaged in one of the most dramatic market interventions in years and placed the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) into receivership. In September, Lehman Brothers, a major Wall Street broker/dealer, filed for bankruptcy protection. Merrill Lynch, concerned about its own solvency, quickly negotiated a deal to be acquired by Bank of America. The following months included major financial write-downs across the U.S. economy, the uncovering of the largest Ponzi scheme in history, continual declines in real U.S. Gross Domestic Product, and significant spikes in market volatility.

While the U.S. economy moved further into recession, the international capital markets experienced their own severe downturn. Economic policy responses by the U.S. Federal Reserve were followed, in part, by its counterparts at the Bank of England, the European Central Bank, and the Chinese Government.

Although the S&P 500 and the MSCI EAFE indices were down 37% and 43%, respectively, in 2008, signs of global economic stability began to emerge toward the end of the first quarter in 2009. By the end of June, the 2009 year-to-date returns of these two equity indices were 3% and 8%, respectively. In addition, emerging markets, which fell 53% in 2008, rebounded 36% during the first half of 2009.

In the fixed-income markets, credit-oriented holdings fell while investors sought stability via U.S. Treasuries. Long-term Treasuries, as measured by the Barclays Capital Long-Term Treasury Index, gained 24% in 2008, while the shorter-duration Barclays Capital Intermediate Treasury Index gained 11%.

Year-to-date performance in 2009 for the High Yield market, as measured by the Barclays Capital High Yield Index, was particularly strong. After losing 26% in 2008, the High Yield index finished the second quarter with a gain of 30% for the first six months of the year.

Nuveen Investments	3

As of the end of June, market volatility has fallen significantly from its November 2008 high (as measured by the CBOE VIX Index). However, the volatility levels remain approximately double those experienced from 2004 through 2006.

How did the Funds perform during the twelve-month period ended June 30, 2009?

The table on page nine provides performance information for the three Funds (Class A shares at net asset value) for the one-year, five-year, ten-year and since inception periods ended June 30, 2009. The table also compares each Fund’s performance to an appropriate benchmark. A more detailed discussion of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period?

All of these Funds are managed using the same strategic approach. This involves seeking to: (1) identify a universe of investable asset classes with different risks, returns and relationships, (2) determine an allocation policy among these asset classes that produces the highest expected return consistent with a targeted level of investment risk, (3) utilize liquid, transparent, and value-added investment funds within each asset class, (4) structure these Funds to produce value-added performance consistent with the Funds’ active management risk budgets, and (5) monitor, refine and revise all the investment inputs that go into each Fund’s portfolio building process.

How did these strategies influence performance?

Nuveen Growth Allocation Fund

Class A Shares at net asset value for the Nuveen Growth Allocation Fund outperformed the Lipper Global Multi-Cap Core Funds Index, the Growth Allocation Composite and the S&P 500 Index during the twelve-month reporting period.

NIS assumed management of the Nuveen Growth Allocation Fund on August 1, 2008, and transitioned the portfolio during the month of August. Subsequently, beginning September 1, 2008, we implemented an investment management information and risk control process that provides ongoing feedback, with respect to the risk factors affecting the performance of the Fund. Most of the following commentary covers the last ten months of the reporting period.

The Growth Allocation Fund’s policy allocation as of June 30, 2009, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	23%
International Equity	38%
Global Resources	6%
U.S. Public Real Estate	3%
Domestic Fixed Income	6%
Domestic High Yield	14%
TIPS	6%
Short Duration & Cash	4%
100%

4	Nuveen Investments

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. From September 1, 2008 through June 30, 2009, our investment policy/capital markets allocations produced a return of -16.25%. With the exception of the Domestic (core) Fixed Income and Short Duration asset classes, returns across asset classes were negative during this recessionary period.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund in the Domestic Equity asset class and various exchange-traded funds in the International Equity class. The return impact from investment style risk was negligible, as targeted, during the last ten months of the reporting period.

Active management risk consists of the performance differential between the investment managers’ actual performance and the performance of their benchmarks. NIS manages active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming their asset class target. Over the last ten months of the period, the Fund’s investment managers, in aggregate, generated positive incremental returns, relative to their benchmarks. Manager allocations within the International Equity asset class, which consists of one mutual fund manager and two exchange-traded funds, generated the greatest level of outperformance. Strong manager performance was also realized in the Domestic Equity asset class.

Allocation tactics involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets and cash flows in and out of the Fund. During the last ten months of the reporting period, the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

The ten-month period from September 1, 2008, to June 30, 2009, was among the most volatile in the history of the capital markets. By diversifying across asset classes and investments, the Fund was able to reduce overall volatility and limit the potential downside.

Nuveen Moderate Allocation Fund

Class A Shares at net asset value for the Nuveen Moderate Allocation Fund outperformed the Lipper Mixed-Asset Target Allocation Moderate Funds Index, the Moderate Allocation Composite and the S&P 500 Index during the twelve-month reporting period.

NIS assumed management of the Nuveen Moderate Allocation Fund on August 1, 2008, and transitioned the portfolio during the month of August. Subsequently, beginning September 1, 2008, we implemented an investment management information and risk control process that provides ongoing feedback, with respect to the risk factors affecting

Nuveen Investments	5

the performance of the Fund. Most of the following commentary covers the last ten months of the reporting period.

The Moderate Allocation Fund’s policy allocation as of June 30, 2009, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	21%
International Equity	29%
Global Resources	5%
U.S. Public Real Estate	3%
Domestic Fixed Income	10%
Domestic High Yield	15%
TIPS	9%
Short Duration & Cash	8%
100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. From September 1, 2008, though June 30, 2009, our investment policy/capital markets allocations produced a return of -12.12%. With the exception of the Domestic (core) Fixed Income and Short Duration asset classes, returns across asset classes were negative during this recessionary period.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund in the Domestic Equity asset class and various exchange traded funds in the International Equity class. The return impact from investment style risk was negligible, as targeted, during the last ten months of the reporting period.

Active management risk consists of the performance differential between the investment managers’ actual performance and the performance of their benchmarks. NIS manages active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming their asset class target. Over the last ten months of the period, the Fund’s investment managers, in aggregate, generated positive incremental returns, relative to their benchmarks. Manager allocations within the International Equity asset class, which consists of one mutual fund manager and two exchange-traded funds, generated the greatest level of outperformance. Strong manager performance was also realized in the Domestic Equity asset class.

Allocation tactics involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets and cash flows in and out of the Fund. During the last ten months of the reporting period the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

6	Nuveen Investments

The ten-month period from September 1, 2008, to June 30, 2009, was among the most volatile in the history of the capital markets. By diversifying across asset classes and investments, the Fund was able to reduce overall volatility and limit the potential downside.

Nuveen Conservative Allocation Fund

Class A Shares at net asset value for the Fund outperformed the Lipper Mixed-Asset Target Allocation Conservative Funds Index and the S&P 500 Index, but underperformed the Conservative Allocation Composite during the twelve-month reporting period.

NIS assumed management of the Nuveen Conservative Allocation Fund on July 7, 2008, and transitioned the portfolio during the months of July and August. Subsequently, beginning September 1, 2008, we implemented an investment management information and risk control process that provides ongoing feedback, with respect to the risk factors affecting the performance of the Fund. Most of the following commentary covers the last ten months of the reporting period.

The Conservative Allocation Fund’s policy allocation as of June 30, 2009, is presented below:

Asset Class	Asset Class Policy Weight
Domestic Equity	14%
International Equity	16%
Global Resources	5%
U.S. Public Real Estate	3%
Domestic Fixed Income	20%
Domestic High Yield	10%
TIPS	10%
Short Duration & Cash	22%
100%

As noted above, NIS monitors and manages the risk factors that impact the Fund’s performance, including (1) Investment Policy/Capital Market Risk, (2) Style Risk, (3) Active Management Risk, and (4) Allocation Tactics Risk. The impact of each of these factors is quantified and analyzed as a part of our ongoing feedback and control management process.

Investment policy/capital market risk will typically have the largest performance impact on the Fund. From September 1, 2008 through June 30, 2009, our investment policy/capital markets allocations produced a return of -8.22%. With the exception of the Domestic (core) Fixed Income and Short Duration asset classes, returns across asset classes were negative during this recessionary period.

Investment style risk involves an allocation policy to investment managers whose styles, in aggregate, differ from the asset class market target. NIS attempts to minimize this risk by investing in the Nuveen U.S. Equity Completeness Fund in the domestic equity asset class and various exchange traded funds in the international equity class. The return impact from investment style risk was negligible during the last ten months of the reporting period.

Nuveen Investments	7

Active management risk consists of the performance differential between the investment managers’ actual performance and the performance of their benchmarks. NIS manages active management risk by structuring teams of managers within asset classes that are believed to have the best chance of outperforming their asset class target. Over the last ten months of the period, the Fund’s investment managers, in aggregate, generated positive incremental returns, relative to their benchmarks. Manager allocations within the International Equity asset class, which consists of one mutual fund manager and two exchange-traded funds, generated the greatest level of outperformance. Strong manager performance was also realized in the Domestic Equity asset class.

Allocation tactics involves the deviations of actual allocations versus the policy allocation weights. These deviations are often due to movements in the capital markets and cash flows in and out of the Fund. During the last ten months of the reporting period the performance impact due to allocation tactics has had a small, negative impact on total Fund performance.

The ten-month period from September 1, 2008, to June 30, 2009, was among the most volatile in the history of the capital markets. By diversifying across asset classes and investments, the Fund was able to reduce overall volatility and limit the potential downside.

8	Nuveen Investments

1	The since inception dates for the Funds are 12/09/04 for the Nuveen Growth Allocation Fund, and 8/7/96 for the Nuveen Moderate Allocation and Nuveen Conservative Allocation Funds.

2	The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Global Multi-Cap Core Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Growth Allocation Composite is an index comprised of a 76% weighting in the S&P 500 Index, a 19% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The since inception data for the Composite were calculated as of 12/31/04, as composite returns are calculated on a calendar-month basis. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

4	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Mixed-Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Moderate Allocation Composite is an index comprised of a 57% weighting in the S&P 500 Index, a 38% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The since inception data for the Composite were calculated as of 8/31/96, as composite returns are calculated on a calendar-month basis. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

7	The Lipper Mixed-Asset Target Allocation Conservative Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Conservative Allocation Composite is an index comprised of a 38% weighting in the S&P 500 Index, a 57% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The since inception data for the Composite were calculated as of 8/31/96, as composite returns are calculated on a calendar-month basis. The composite returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a composite.

Class A Shares – Average Annual Total Returns

As of 6/30/09

	1-Year	5-Year	10-Year	Since Inception[1]
Nuveen Growth Allocation Fund
A Shares at NAV	-19.00%	N/A	N/A	1.23%
A Shares at Offer	-23.66%	N/A	N/A	-0.08%
Lipper Global Multi-Cap Core Funds Index[2]	-23.95%	N/A	N/A	0.14%
Growth Allocation Composite[3]	-19.11%	N/A	N/A	-1.81%
S&P 500 Index[4]	-26.21%	-2.24%	-2.22%	4.35%
Nuveen Moderate Allocation Fund
A Shares at NAV	-11.28%	2.08%	2.28%	5.38%
A Shares at Offer	-16.37%	0.87%	1.67%	4.90%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[5]	-17.04%	0.72%	1.59%	4.80%
Moderate Allocation Composite[6]	-13.14%	1.02%	1.44%	5.53%
S&P 500 Index[4]	-26.21%	-2.24%	-2.22%	4.35%
Nuveen Conservative Allocation Fund
A Shares at NAV	-7.25%	2.09%	1.61%	4.09%
A Shares at Offer	-12.57%	0.88%	1.01%	3.61%
Lipper Mixed-Asset Target Allocation Conservative Funds Index[7]	-9.01%	2.14%	2.73%	4.83%
Conservative Allocation Composite[8]	-6.99%	2.39%	2.99%	5.86%
S&P 500 Index[4]	-26.21%	-2.24%	-2.22%	4.35%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if sales charges were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	9

Nuveen Growth Allocation Fund

Growth of an Assumed $10,000 Investment

Nuveen Moderate Allocation Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Global Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 10 largest funds in the Lipper Global Multi-Cap Core Funds category. The Growth Allocation Composite is an index comprised of a 76% weighting in the S&P 500 Index, a 19% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Moderate Funds category. The Moderate Allocation Composite is an index comprised of a 57% weighting in the S&P 500 Index, a 38% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

10	Nuveen Investments

Nuveen Conservative Allocation Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Conservative Allocation Fund compared with the corresponding indexes. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is a managed index that represents the average annualized total return of the 10 largest funds in the Lipper Mixed-Asset Target Allocation Conservative Funds category. The Conservative Allocation Composite is an index comprised of a 38% weighting in the S&P 500 Index, a 57% weighting in the Barclays Capital U.S. Aggregate Bond Index, and a 5% weighting in Citigroup 3-Month U.S. Treasury Bill Index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Conservative Allocation Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	11

Fund Spotlight as of 6/30/09 Nuveen Growth Allocation Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NGOAX	NGVBX	NGVCX	NGATX	NGVRX
NAV	$17.69	$17.42	$17.44	$17.76	$17.72
Latest Capital Gain Distribution[2]	$0.8140	$0.8140	$0.8140	$0.8140	$0.8140
Latest Ordinary Income Distribution[3]	$0.3791	$0.3231	$0.3231	$0.3244	$0.4341
Inception Date	12/09/04	12/09/04	12/09/04	8/04/08	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-19.00%	-23.66%
Since Inception	1.23%	-0.08%

B Shares	w/o CDSC	w/CDSC
1-Year	-19.61%	-22.60%
Since Inception	0.47%	0.09%

C Shares	NAV
1-Year	-19.56%
Since Inception	0.50%

R3 Shares	NAV
1-Year	-19.17%
Since Inception	0.98%

I Shares	NAV
1-Year	-18.77%
Since Inception	1.49%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$8,638
Number of Holdings	16

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.58%	1.36%	10/31/08
Class B	2.33%	2.11%	10/31/08
Class C	2.33%	2.11%	10/31/08
Class R3	1.83%	1.61%	10/31/08
Class I	1.33%	1.11%	10/31/08

The expense ratios reflect the Fund’s management fees, 12b-1 distribution and service fees and estimated other expenses, as well as the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. Absent the fee waivers and expense reimbursements, the Net Expense Ratios would have been higher and total returns would have been less. These expense ratios will vary from the expense ratios included in the Financial Highlights in this report, as they reflect expenses incurred over different time periods.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008, and ordinary income paid on December 31, 2008, if any.

4	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

12	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen Growth Allocation Fund

Description	Weighting[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	3.9%
Nuveen Santa Barbara Growth Fund (Class I)	1.7%
Nuveen Symphony Large-Cap Growth Fund (Class I)	5.3%
Nuveen Tradewinds Global Resources Fund (Class I)	5.8%
Nuveen Tradewinds International Value Fund (Class I)	11.3%
Nuveen Tradewinds Value Opportunities Fund (Class I)	3.2%
Nuveen U.S. Equity Completeness Fund	6.9%
Nuveen Winslow Large-Cap Growth Fund (Class I)	1.9%
Total Affiliated Equity Funds	40.0%

iShares Dow Jones U.S. Real Estate Index Fund	2.8%
iShares MSCI EAFE Growth Index Fund	11.1%
iShares MSCI Emerging Markets Index Fund	14.8%
Total Non-Affiliated Equity Funds	28.7%
Total Equity Funds	68.7%

Nuveen High Yield Bond Fund (Class I)	13.9%
Nuveen Multi-Strategy Income Fund (Class I)	6.0%
Nuveen Short Duration Bond Fund (Class I)	1.5%
Total Affiliated Fixed Income Funds	21.4%

iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	5.9%
Total Non-Affiliated Fixed Income Funds	5.9%
Total Fixed Income Funds	27.3%
Total Short-Term Investments	4.0%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 6/30/09
Nuveen NWQ Large-Cap Value Fund (Class I)	-26.35%
Nuveen Santa Barbara Growth Fund (Class I)	-27.51%
Nuveen Symphony Large-Cap Growth Fund (Class I)	-25.88%
Nuveen Tradewinds Global Resources Fund (Class I)	-29.38%
Nuveen Tradewinds International Value Fund (Class I)	-20.78%
Nuveen Tradewinds Value Opportunities Fund (Class I)	-13.29%
Nuveen U.S. Equity Completeness Fund	-28.96%
Nuveen Winslow Large-Cap Growth Fund (Class I)	6.60%*

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	-42.48%
iShares MSCI EAFE Growth Index Fund	-33.41%
iShares MSCI Emerging Markets Index Fund	-27.16%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	-13.15%
Nuveen Multi-Strategy Income Fund (Class I)	9.75%
Nuveen Short Duration Bond Fund (Class I)	5.11%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	-1.24%

1	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

*	Since inception cumulative return for the period May 15, 2009 (commencement of operations) through June 30, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,098.80	$1,094.90	$1,095.50	$1,097.70	$1,100.60	$1,021.57	$1,017.85	$1,017.85	$1,020.33	$1,022.81
Expenses Incurred During Period	$3.38	$7.27	$7.27	$4.68	$2.08	$3.26	$7.00	$7.00	$4.51	$2.01

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.65%, 1.40%, 1.40%, 0.90% and 0.40% for Classes A, B, C, R3 and I respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	13

Fund Spotlight as of 6/30/09 Nuveen Moderate Allocation Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NNSAX	NNSBX	NUVCX	NMATX	NNSRX
NAV	$18.90	$18.91	$18.94	$18.91	$18.89
Latest Capital Gain Distribution[2]	$0.4613	$0.4613	$0.4613	$0.4613	$0.4613
Latest Ordinary Income Distribution[3]	$0.3440	$0.1968	$0.1970	$0.2976	$0.3932
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-11.28%	-16.37%
5-Year	2.08%	0.87%
10-Year	2.28%	1.67%

B Shares	w/o CDSC	w/CDSC
1-Year	-11.98%	-15.37%
5-Year	1.31%	1.16%
10-Year	1.67%	1.67%

C Shares	NAV
1-Year	-11.93%
5-Year	1.32%
10-Year	1.52%

R3 Shares	NAV
1-Year	-11.51%
5-Year	1.81%
10-Year	2.02%

I Shares	NAV
1-Year	-11.08%
5-Year	2.33%
10-Year	2.53%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$35,337
Number of Holdings	16

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.29%	1.19%	10/31/08
Class B	2.04%	1.94%	10/31/08
Class C	2.04%	1.94%	10/31/08
Class R3	1.54%	1.44%	10/31/08
Class I	1.04%	0.94%	10/31/08

The expense ratios reflect the Fund’s management fees, 12b-1 distribution and service fees and estimated other expenses, as well as the estimated fees and expenses of the Underlying Funds in which the Fund invests. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2011. Absent the fee waivers and expense reimbursements, the Net Expense Ratios would have been higher and total returns would have been less. These expense ratios will vary from the expense ratios included in the Financial Highlights in this report, as they reflect expenses incurred over different time periods.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Paid December 31, 2008.

4	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

14	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen Moderate Allocation Fund

Description	Weighting[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	3.5%
Nuveen Santa Barbara Growth Fund (Class I)	1.7%
Nuveen Symphony Large-Cap Growth Fund (Class I)	4.8%
Nuveen Tradewinds Global Resources Fund (Class I)	4.8%
Nuveen Tradewinds International Value Fund (Class I)	9.1%
Nuveen Tradewinds Value Opportunities Fund (Class I)	2.9%
Nuveen U.S. Equity Completeness Fund	6.4%
Nuveen Winslow Large-Cap Growth Fund (Class I)	1.7%
Total Affiliated Equity Funds	34.9%

iShares Dow Jones U.S. Real Estate Index Fund	2.9%
iShares MSCI EAFE Growth Index Fund	8.9%
iShares MSCI Emerging Markets Index Fund	10.8%
Total Non-Affiliated Equity Funds	22.6%
Total Equity Funds	57.5%

Nuveen High Yield Bond Fund (Class I)	14.7%
Nuveen Multi-Strategy Income Fund (Class I)	10.1%
Nuveen Short Duration Bond Fund (Class I)	5.5%
Total Affiliated Fixed Income Funds	30.3%

iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	9.1%
Total Non-Affiliated Fixed Income Funds	9.1%
Total Fixed Income Funds	39.4%
Total Short-Term Investments	3.1%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 6/30/09
Nuveen NWQ Large-Cap Value Fund (Class I)	-26.35%
Nuveen Santa Barbara Growth Fund (Class I)	-27.51%
Nuveen Symphony Large-Cap Growth Fund (Class I)	-25.88%
Nuveen Tradewinds Global Resources Fund (Class I)	-29.38%
Nuveen Tradewinds International Value Fund (Class I)	-20.78%
Nuveen Tradewinds Value Opportunities Fund (Class I)	-13.29%
Nuveen U.S. Equity Completeness Fund	-28.96%
Nuveen Winslow Large-Cap Growth Fund (Class I)	6.60%*

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	-42.48%
iShares MSCI EAFE Growth Index Fund	-33.41%
iShares MSCI Emerging Markets Index Fund	-27.16%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	-13.15%
Nuveen Multi-Strategy Income Fund (Class I)	9.75%
Nuveen Short Duration Bond Fund (Class I)	5.11%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	-1.24%

1	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

*	Since inception cumulative return for the period May 15, 2009 (commencement of operations) through June 30, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,102.70	$1,098.10	$1,098.60	$1,101.30	$1,104.00	$1,022.12	$1,018.40	$1,018.40	$1,020.88	$1,023.36
Expenses Incurred During Period	$2.82	$6.71	$6.71	$4.12	$1.51	$2.71	$6.46	$6.46	$3.96	$1.45

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.54%, 1.29%, 1.29%, 0.79% and 0.29% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	15

Fund Spotlight as of 6/30/09 Nuveen Conservative Allocation Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NBMSX	NMNBX	NBMCX	NALTX	NMNRX
NAV	$20.24	$21.72	$21.69	$19.71	$19.69
Latest Capital Gain Distribution[2]	$0.4806	$0.4806	$0.4806	$0.4806	$0.4806
Latest Ordinary Income Distribution[3]	$0.3252	$0.1692	$0.1689	$0.2658	$0.3709
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Returns prior to July 7, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-7.25%	-12.57%
5-Year	2.09%	0.88%
10-Year	1.61%	1.01%

B Shares	w/o CDSC	w/CDSC
1-Year	-7.97%	-11.52%
5-Year	1.32%	1.14%
10-Year	1.01%	1.01%

C Shares	NAV
1-Year	-7.94%
5-Year	1.33%
10-Year	0.85%

R3 Shares	NAV
1-Year	-7.45%
5-Year	1.83%
10-Year	1.36%

I Shares	NAV
1-Year	-6.98%
5-Year	2.35%
10-Year	1.87%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$44,232
Number of Holdings	16

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.21%	1.21%	10/31/08
Class B	1.96%	1.96%	10/31/08
Class C	1.96%	1.96%	10/31/08
Class R3	1.46%	1.46%	10/31/08
Class I	0.96%	0.96%	10/31/08

The expense ratios reflect the Fund’s management fees, 12b-1 distribution and service fees and estimated other expenses, as well as the estimated fees and expenses of the Underlying Funds in which the Fund invests. These expense ratios will vary from the expense ratios included in the Financial Highlights in this report, as they reflect expenses incurred over different time periods.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Paid December 31, 2008.

4	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

16	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen Conservative Allocation Fund

Description	Weighting[1]
Nuveen NWQ Large-Cap Value Fund (Class I)	2.4%
Nuveen Santa Barbara Growth Fund (Class I)	1.2%
Nuveen Symphony Large-Cap Growth Fund (Class I)	3.3%
Nuveen Tradewinds Global Resources Fund (Class I)	4.9%
Nuveen Tradewinds International Value Fund (Class I)	5.0%
Nuveen Tradewinds Value Opportunities Fund (Class I)	1.9%
Nuveen U.S. Equity Completeness Fund	4.2%
Nuveen Winslow Large-Cap Growth Fund (Class I)	1.1%
Total Affiliated Equity Funds	24.0%

iShares Dow Jones U.S. Real Estate Index Fund	2.9%
iShares MSCI EAFE Growth Index Fund	4.9%
iShares MSCI Emerging Markets Index Fund	6.0%
Total Non-Affiliated Equity Funds	13.8%
Total Equity Funds	37.8%

Nuveen High Yield Bond Fund (Class I)	10.1%
Nuveen Multi-Strategy Income Fund (Class I)	20.4%
Nuveen Short Duration Bond Fund (Class I)	19.5%
Total Affiliated Fixed Income Funds	50.0%

iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	10.0%
Total Non-Affiliated Fixed Income Funds	10.0%
Total Fixed Income Funds	60.0%
Total Short-Term Investments	2.2%
Total Investments	100.0%

Affiliated Equity Funds	1-Year Average Annual Total Returns as of 6/30/09
Nuveen NWQ Large-Cap Value Fund (Class I)	-26.35%
Nuveen Santa Barbara Growth Fund (Class I)	-27.51%
Nuveen Symphony Large-Cap Growth Fund (Class I)	-25.88%
Nuveen Tradewinds Global Resources Fund (Class I)	-29.38%
Nuveen Tradewinds International Value Fund (Class I)	-20.78%
Nuveen Tradewinds Value Opportunities Fund (Class I)	-13.29%
Nuveen U.S. Equity Completeness Fund	-28.96%
Nuveen Winslow Large-Cap Growth Fund (Class I)	6.60%*

Non-Affiliated Equity Funds
iShares Dow Jones U.S. Real Estate Index Fund	-42.48%
iShares MSCI EAFE Growth Index Fund	-33.41%
iShares MSCI Emerging Markets Index Fund	-27.16%

Affiliated Fixed Income Funds
Nuveen High Yield Bond Fund (Class I)	-13.15%
Nuveen Multi-Strategy Income Fund (Class I)	9.75%
Nuveen Short Duration Bond Fund (Class I)	5.11%

Non-Affiliated Fixed Income Funds
iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund	-1.24%

1	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

*	Since inception cumulative return for the period May 15, 2009 (commencement of operations) through June 30, 2009.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front- and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front- and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,078.30	$1,074.70	$1,074.30	$1,077.00	$1,080.10	$1,021.72	$1,018.00	$1,018.00	$1,020.48	$1,022.96
Expenses Incurred During Period	$3.19	$7.05	$7.05	$4.48	$1.91	$3.11	$6.85	$6.85	$4.36	$1.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.62%, 1.37%, 1.37%, 0.87% and 0.37% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	17

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Growth Allocation Fund, Nuveen Moderate Allocation Fund, and Nuveen Conservative Allocation (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 24, 2009

18	Nuveen Investments

Portfolio of Investments

Nuveen Growth Allocation Fund

June 30, 2009

Shares	Description (1)			Value

	EQUITY FUNDS – 68.7%

	Affiliated Equity Funds – 40.0%

26,471	Nuveen NWQ Large-Cap Value Fund (Class I)			$336,708

10,266	Nuveen Santa Barbara Growth Fund (Class I)			151,735

29,551	Nuveen Symphony Large-Cap Growth Fund (Class I)			456,264

29,835	Nuveen Tradewinds Global Resources Fund (Class I)			500,333

46,130	Nuveen Tradewinds International Value Fund (Class I)			977,953

11,307	Nuveen Tradewinds Value Opportunities Fund (Class I)			273,513

42,111	Nuveen U.S. Equity Completeness Fund			595,443

7,618	Nuveen Winslow Large-Cap Growth Fund (Class I)			162,421
	Total Affiliated Equity Funds (cost $4,479,148)			3,454,370

	Non-Affiliated Equity Funds – 28.7%

7,400	iShares Dow Jones U.S. Real Estate Index Fund			239,316

20,800	iShares MSCI EAFE Growth Index Fund			960,752

39,640	iShares MSCI Emerging Markets Index Fund			1,277,597
	Total Non-Affiliated Equity Funds (cost $2,869,989)			2,477,665
	Total Equity Funds (cost $7,349,137)			5,932,035

	FIXED INCOME FUNDS – 27.2%

	Affiliated Fixed Income Funds – 21.3%

82,407	Nuveen High Yield Bond Fund (Class I)			1,195,722

26,320	Nuveen Multi-Strategy Income Fund (Class I)			517,970

6,709	Nuveen Short Duration Bond Fund (Class I)			129,952
	Total Affiliated Fixed Income Funds (cost $1,823,912)			1,843,644

	Non-Affiliated Fixed Income Funds – 5.9%

5,050	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund			513,232
	Total Non-Affiliated Fixed Income Funds (cost $525,464)			513,232
	Total Fixed Income Funds (cost $2,349,376)			2,356,876

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 4.0%

$341	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $341,449, collateralized by $340,000 U.S. Treasury Notes, 2.750%, due 7/31/10, value $351,900	0.000%	7/01/09	$341,449
	Total Short-Term Investments (cost $341,449)			341,449
	Total Investments (cost $10,039,962) – 99.9%			8,630,360
	Other Assets Less Liabilities – 0.1%			7,826
	Net Assets – 100%			$8,638,186

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

Nuveen Investments	19

Portfolio of Investments

Nuveen Moderate Allocation Fund

June 30, 2009

Shares	Description (1)			Value

	EQUITY FUNDS – 57.4%

	Affiliated Equity Funds – 34.8%

97,297	Nuveen NWQ Large-Cap Value Fund (Class I)			$1,237,623

39,783	Nuveen Santa Barbara Growth Fund (Class I)			587,988

110,601	Nuveen Symphony Large-Cap Growth Fund (Class I)			1,707,681

100,305	Nuveen Tradewinds Global Resources Fund (Class I)			1,682,118

150,980	Nuveen Tradewinds International Value Fund (Class I)			3,200,769

42,727	Nuveen Tradewinds Value Opportunities Fund (Class I)			1,033,572

159,963	Nuveen U.S. Equity Completeness Fund			2,261,881

27,654	Nuveen Winslow Large-Cap Growth Fund (Class I)			589,580
	Total Affiliated Equity Funds (cost $15,394,700)			12,301,212

	Non-Affiliated Equity Funds – 22.6%

31,790	iShares Dow Jones U.S. Real Estate Index Fund			1,028,089

67,920	iShares MSCI EAFE Growth Index Fund			3,137,225

118,600	iShares MSCI Emerging Markets Index Fund			3,822,478
	Total Non-Affiliated Equity Funds (cost $8,302,998)			7,987,792
	Total Equity Funds (cost $23,697,698)			20,289,004

	FIXED INCOME FUNDS – 39.4%

	Affiliated Fixed Income Funds – 30.3%

357,728	Nuveen High Yield Bond Fund (Class I)			5,190,637

181,916	Nuveen Multi-Strategy Income Fund (Class I)			3,580,098

100,395	Nuveen Short Duration Bond Fund (Class I)			1,944,652
	Total Affiliated Fixed Income Funds (cost $10,469,425)			10,715,387

	Non-Affiliated Fixed Income Funds – 9.1%

31,500	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund			3,201,345
	Total Non-Affiliated Fixed Income Funds (cost $3,311,314)			3,201,345
	Total Fixed Income Funds (cost $13,780,739)			13,916,732

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 3.1%

$1,110	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $1,109,997, collateralized by $1,095,000 U.S. Treasury Notes, 2.750%, due 7/31/10, value $1,133,325	0.000%	7/01/09	$1,109,997
	Total Short-Term Investments (cost $1,109,997)			1,109,997
	Total Investments (cost $38,588,434) – 99.9%			35,315,733
	Other Assets Less Liabilities – 0.1%			21,672
	Net Assets – 100%			$35,337,405

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

20	Nuveen Investments

Portfolio of Investments

Nuveen Conservative Allocation Fund

June 30, 2009

Shares	Description (1)			Value

	EQUITY FUNDS – 37.7%

	Affiliated Equity Funds – 24.0%

82,565	Nuveen NWQ Large-Cap Value Fund (Class I)			$1,050,230

34,976	Nuveen Santa Barbara Growth Fund (Class I)			516,947

93,882	Nuveen Symphony Large-Cap Growth Fund (Class I)			1,449,532

128,896	Nuveen Tradewinds Global Resources Fund (Class I)			2,161,583

104,117	Nuveen Tradewinds International Value Fund (Class I)			2,207,270

35,209	Nuveen Tradewinds Value Opportunities Fund (Class I)			851,700

131,950	Nuveen U.S. Equity Completeness Fund			1,865,779

23,596	Nuveen Winslow Large-Cap Growth Fund (Class I)			503,060
	Total Affiliated Equity Funds (cost $12,963,667)			10,606,101

	Non-Affiliated Equity Funds – 13.7%

39,500	iShares Dow Jones U.S. Real Estate Index Fund			1,277,430

46,830	iShares MSCI EAFE Growth Index Fund			2,163,078

82,160	iShares MSCI Emerging Markets Index Fund			2,648,017
	Total Non-Affiliated Equity Funds (cost $7,193,767)			6,088,525
	Total Equity Funds (cost $20,157,434)			16,694,626

	FIXED INCOME FUNDS – 60.0%

	Affiliated Fixed Income Funds – 49.9%

306,950	Nuveen High Yield Bond Fund (Class I)			4,453,839

457,358	Nuveen Multi-Strategy Income Fund (Class I)			9,000,809

445,619	Nuveen Short Duration Bond Fund (Class I)			8,631,646
	Total Affiliated Fixed Income Funds (cost $21,959,670)			22,086,294

	Non-Affiliated Fixed Income Funds – 10.1%

43,750	iShares Barclays U.S. Treasury Inflation Protected Securities Index Fund			4,446,312
	Total Non-Affiliated Fixed Income Funds (cost $4,694,747)			4,446,312
	Total Fixed Income Funds (cost $26,654,417)			26,532,606

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 2.2%

$982	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $981,890, collateralized by $1,000,000 U.S. Treasury Notes, 1.375%, due 2/15/12, value $1,003,750	0.000%	7/01/09	$981,890
	Total Short-Term Investments (cost $981,890)			981,890
	Total Investments (cost $47,793,741) – 99.9%			44,209,122
	Other Assets Less Liabilities – 0.1%			22,393
	Net Assets – 100%			$44,231,515

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of Assets and Liabilities

June 30, 2009

	Growth Allocation (1)	Moderate Allocation (2)	Conservative Allocation (3)
Assets
Affiliated investments, at value (cost $6,303,060, $25,864,125 and $34,923,337, respectively)	$5,298,014	$23,016,599	$32,692,395
Non-affiliated investments, at value (cost $3,736,902, $12,724,309 and $12,870,404, respectively)	3,332,346	12,299,134	11,516,727
Receivables:
Dividends	12,809	66,055	106,419
From Adviser	39,979	62,647	53,865
Reclaims	957	6,058	5,489
Shares sold	4,726	2,025	8,286
Other assets	20	9,393	16,359
Total assets	8,688,851	35,461,911	44,399,540
Liabilities
Payable for shares redeemed	4,852	35,463	67,917
Accrued expenses:
12b-1 distribution and service fees	3,585	10,798	14,201
Other	42,228	78,245	85,907
Total liabilities	50,665	124,506	168,025
Net assets	$8,638,186	$35,337,405	$44,231,515
Class A Shares
Net assets	$1,922,051	$21,135,991	$35,247,010
Shares outstanding	108,646	1,118,287	1,741,342
Net asset value per share	$17.69	$18.90	$20.24
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$18.77	$20.05	$21.47
Class B Shares
Net assets	$434,433	$3,054,385	$1,730,189
Shares outstanding	24,937	161,482	79,663
Net asset value and offering price per share	$17.42	$18.91	$21.72
Class C Shares
Net assets	$3,364,261	$4,684,882	$6,649,395
Shares outstanding	192,928	247,385	306,528
Net asset value and offering price per share	$17.44	$18.94	$21.69
Class R3 Shares
Net assets	$117,578	$127,776	$133,418
Shares outstanding	6,619	6,757	6,769
Net asset value and offering price per share	$17.76	$18.91	$19.71
Class I Shares
Net assets	$2,799,863	$6,334,371	$471,503
Shares outstanding	158,017	335,262	23,947
Net asset value and offering price per share	$17.72	$18.89	$19.69
Net Assets Consist of:
Capital paid-in	$12,045,047	$42,197,472	$50,940,234
Undistributed (Over-distribution of) net investment income	205,950	696,819	1,585,855
Accumulated net realized gain (loss) from investments	(2,203,088)	(4,284,185)	(4,709,955)
Net unrealized appreciation (depreciation) of investments	(1,409,723)	(3,272,701)	(3,584,619)
Net assets	$8,638,186	$35,337,405	$44,231,515

(1) Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.

(2) Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.

(3) Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of Operations

Year Ended June 30, 2009

	Growth Allocation (1)	Moderate Allocation (2)	Conservative Allocation (3)
Investment Income
Dividends (net of foreign tax withheld of $457, $0 and $0, respectively)	$146,559	$558,122	$574,204
Dividends from affiliated investment company shares	215,326	985,813	1,646,542
Interest	1,729	98,476	168,191
Total investment income	363,614	1,642,411	2,388,937
Expenses
Management fees	24,249	83,722	78,966
12b-1 service fees – Class A	5,197	55,278	96,339
12b-1 distribution and service fees – Class B	4,381	37,078	25,109
12b-1 distribution and service fees – Class C	38,968	51,126	66,793
12b-1 distribution and service fees – Class R3	517	551	580
Shareholders’ servicing agent fees and expenses	19,058	53,989	48,513
Custodian’s fees and expenses	5,080	9,477	16,379
Trustees’ fees and expenses	75	869	778
Professional fees	44,604	54,505	57,496
Shareholders’ reports – printing and mailing expenses	70,047	132,583	113,000
Federal and state registration fees	55,761	60,027	61,876
Other expenses	3,037	4,237	4,520
Total expenses before custodian fee credit and expense reimbursement	270,974	543,442	570,349
Custodian fee credit	(52)	(227)	(1,362)
Expense reimbursement	(171,357)	(256,615)	(195,929)
Net expenses	99,565	286,600	373,058
Net investment income	264,049	1,355,811	2,015,879
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Affiliated investments	(345,789)	(1,074,256)	(1,720,126)
Non-affiliated investments	(1,953,634)	(3,028,307)	(3,063,903)
Distributions from affiliated investment company shares	91,675	311,003	280,840
Total net realized gain (loss)	(2,207,748)	(3,791,560)	(4,503,189)
Change in net unrealized appreciation (depreciation) of:
Affiliated investments	(1,005,046)	(2,847,526)	(2,230,942)
Non-affiliated investments	26,815	(1,268,050)	(755,129)
Total change in net unrealized appreciation (depreciation)	(978,231)	(4,115,576)	(2,986,071)
Net realized and unrealized gain (loss)	(3,185,979)	(7,907,136)	(7,489,260)
Net increase (decrease) in net assets from operations	$(2,921,930)	$(6,551,325)	$(5,473,381)

(1) Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.

(2) Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.

(3) Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Changes in Net Assets

	Growth Allocation (1)
	Year Ended 6/30/09	Year Ended 6/30/08
Operations
Net investment income	$264,049	$7,170
Total net realized gain (loss)	(2,207,748)	972,580
Total change in net unrealized appreciation (depreciation)	(978,231)	(2,939,119)
Net increase (decrease) in net assets from operations	(2,921,930)	(1,959,369)
Distributions to Shareholders
From net investment income:
Class A	(6,103)	(45,537)
Class B	—	(488)
Class C	—	(5,220)
Class R3	(9)	N/A
Class I (4)	(20,152)	(53,512)
From accumulated net realized gains:
Class A	(115,060)	(269,734)
Class B	(26,345)	(39,043)
Class C	(245,868)	(421,581)
Class R3	(7,527)	N/A
Class I (4)	(199,754)	(238,207)
Decrease in net assets from distributions to shareholders	(620,818)	(1,073,322)
Fund Share Transactions
Proceeds from sale of shares	1,315,813	2,945,414
Proceeds from shares issued to shareholders due to reinvestment of distributions	387,345	690,894
	1,703,158	3,636,308
Cost of shares redeemed	(4,019,656)	(7,385,461)
Net increase (decrease) in net assets from Fund share transactions	(2,316,498)	(3,749,153)
Net increase (decrease) in net assets	(5,859,246)	(6,781,844)
Net assets at the beginning of year	14,497,432	21,279,276
Net assets at the end of year	$8,638,186	$14,497,432
Undistributed (Over-distribution of) net investment income at the end of year	$205,950	$(24,960)

24	Nuveen Investments

	Moderate Allocation (2)		Conservative Allocation (3)
	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/09	Year Ended 6/30/08
Operations
Net investment income	$1,355,811	$1,135,708	$2,015,879	$1,812,071
Total net realized gain (loss)	(3,791,560)	2,148,936	(4,503,189)	2,127,878
Total change in net unrealized appreciation (depreciation)	(4,115,576)	(6,894,384)	(2,986,071)	(8,520,958)
Net increase (decrease) in net assets from operations	(6,551,325)	(3,609,740)	(5,473,381)	(4,581,009)
Distributions to Shareholders
From net investment income:
Class A	(416,933)	(735,128)	(698,165)	(1,587,051)
Class B	(38,487)	(88,440)	(25,577)	(69,672)
Class C	(53,396)	(119,994)	(66,243)	(133,017)
Class R3	(2,011)	N/A	(1,799)	N/A
Class I (4)	(164,574)	(267,654)	(11,104)	(46,479)
From accumulated net realized gains:
Class A	(543,190)	(2,893,413)	(897,527)	(1,673,617)
Class B	(89,182)	(506,849)	(57,601)	(125,373)
Class C	(123,859)	(713,526)	(152,912)	(244,548)
Class R3	(3,117)	N/A	(3,253)	N/A
Class I (4)	(187,599)	(925,907)	(13,800)	(42,817)
Decrease in net assets from distributions to shareholders	(1,622,348)	(6,250,911)	(1,927,981)	(3,922,574)
Fund Share Transactions
Proceeds from sale of shares	3,611,691	9,934,186	4,028,251	5,775,698
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,247,934	4,812,675	1,411,246	3,132,749
	4,859,625	14,746,861	5,439,497	8,908,447
Cost of shares redeemed	(13,423,543)	(11,090,975)	(19,625,123)	(12,966,895)
Net increase (decrease) in net assets from Fund share transactions	(8,563,918)	3,655,886	(14,185,626)	(4,058,448)
Net increase (decrease) in net assets	(16,737,591)	(6,204,765)	(21,586,988)	(12,562,031)
Net assets at the beginning of year	52,074,996	58,279,761	65,818,503	78,380,534
Net assets at the end of year	$35,337,405	$52,074,996	$44,231,515	$65,818,503
Undistributed (Over-distribution of) net investment income at the end of year	$696,819	$(297,012)	$1,585,855	$373,852

   (1) Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.

   (2) Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.

   (3) Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.

   (4) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

N/A The Fund did not offer Class R3 Shares prior to August 4, 2008.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Growth Allocation Fund (“Growth Allocation”), (formerly, Nuveen Global Value Fund), Nuveen Moderate Allocation Fund (“Moderate Allocation”) (formerly, Nuveen Balanced Stock and Bond Fund) and Nuveen Conservative Allocation Fund (“Conservative Allocation”) (formerly, Nuveen Balanced Municipal and Stock Fund) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

As previously approved by each Fund’s Board of Trustees and shareholders, each Fund changed its name, investment strategy and sub-adviser effective August 1, 2008, for Growth Allocation and Moderate Allocation and effective July 7, 2008, for Conservative Allocation. Each Fund now operates as a “fund of funds” investing substantially all of its assets in other Nuveen mutual funds and non-affiliated exchange-traded funds (collectively, the “Underlying Funds”). The Underlying Funds, in turn, invest in a variety of U.S. and non-U.S. equity and fixed income securities. Each Fund has a strategic allocation between equity and fixed income investments that correlate with each Fund’s targeted level of investment risk. Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) has selected Nuveen Investment Solutions, Inc. (“NIS”) (formerly, Richards & Tierney, Inc.), also a wholly-owned subsidiary of Nuveen, to serve as sub-adviser to the Funds and will adjust each Fund’s allocations from time to time consistent with their respective investment risk targets. These changes were designed to improve the risk/return profile of the Funds by (a) diversifying the investments across a broader number of asset classes and (b) diversifying the investments across the multiple investment managers which advise the Underlying Funds.

Growth Allocation invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds, in an attempt to provide attractive long-term total return with a growth risk profile. Prior to August 1, 2008, the Fund invested at least 80% of its net assets in equity securities of U.S. and non-U.S. companies, including up to 10% in equity securities of non-U.S. companies domiciled in emerging markets, in an attempt to provide long-term capital appreciation.

Moderate Allocation invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds, in an attempt to provide attractive long-term total return with a moderate risk profile. Prior to August 1, 2008, the Fund invested in a mix of equity securities, taxable bonds and cash equivalents in an attempt to provide capital growth, capital preservation and current income.

Conservative Allocation invests principally in shares of other registered investment companies, including open-end mutual funds and exchange-traded funds, in an attempt to provide attractive long-term total return with a conservative risk profile. Prior to July 7, 2008, the Fund invested in a mix of equity and tax-exempt securities in an attempt to provide capital growth, capital preservation and current tax-exempt income.

Effective May 1, 2008, Class B Shares will only be issued upon the exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008.

On August 4, 2008, each Fund began offering Class R3 Shares to certain retirement plans.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Investments in the Underlying Funds within each Fund’s investment portfolio are valued at their respective net asset value as reported by the Underlying Funds. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income and realized gain distributions from Underlying Funds are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26	Nuveen Investments

Dividends and Distributions to Shareholders

The Funds intend to pay income dividends and taxable gains, if any, annually. Prior to their changes in investment strategies, taxable net investment income was declared and distributed to shareholders annually for Growth Allocation and Conservative Allocation, and quarterly for Moderate Allocation. Tax-exempt net investment income was declared as a dividend monthly for Conservative Allocation. Net realized capital gains from investment transactions, if any, were declared and distributed to shareholders at least annually. Capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Nuveen Investments	27

Notes to Financial Statements (continued)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of June 30, 2009:

Growth Allocation	Level 1	Level 2	Level 3	Total
Investments:
Equity Funds	$5,336,592	$595,443	$—	$5,932,035
Fixed Income Funds	2,356,876	—	—	2,356,876
Short-Term Investments	341,449	—	—	341,449
Total	$8,034,917	$595,443	$—	$8,630,360
Moderate Allocation	Level 1	Level 2	Level 3	Total
Investments:
Equity Funds	$18,027,123	$2,261,881	$—	$20,289,004
Fixed Income Funds	13,916,732	—	—	13,916,732
Short-Term Investments	1,109,997	—	—	1,109,997
Total	$33,053,852	$2,261,881	$—	$35,315,733
Conservative Allocation	Level 1	Level 2	Level 3	Total
Investments:
Equity Funds	$14,828,847	$1,865,779	$—	$16,694,626
Fixed Income Funds	26,532,606	—	—	26,532,606
Short-Term Investments	981,890	—	—	981,890
Total	$42,343,343	$1,865,779	$—	$44,209,122

3. Fund Shares

Transactions in Fund shares were as follows:

	Growth Allocation
	Year Ended 6/30/09		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	22,684	$381,631	29,903	$782,276
Class A – automatic conversion of Class B Shares	2,327	52,210	1,343	33,180
Class B	1,035	18,994	4,041	105,777
Class C	23,026	376,709	40,305	1,054,689
Class R3	6,619	149,998	N/A	N/A
Class I	18,761	336,271	37,643	969,492
Shares issued to shareholders due to reinvestment of distributions:
Class A	6,667	100,070	10,235	256,492
Class B	1,542	22,743	1,390	34,237
Class C	11,463	169,194	10,980	270,641
Class R3	—	—	N/A	N/A
Class I	6,314	95,338	5,146	129,524
	100,438	1,703,158	140,986	3,636,308
Shares redeemed:
Class A	(68,059)	(1,241,023)	(144,334)	(3,676,826)
Class B	(2,995)	(54,166)	(3,743)	(90,081)
Class B – automatic conversion to Class A Shares	(2,353)	(52,210)	(1,327)	(33,180)
Class C	(99,980)	(1,749,840)	(111,495)	(2,775,694)
Class R3	—	—	N/A	N/A
Class I	(53,072)	(922,417)	(31,554)	(809,680)
	(226,459)	(4,019,656)	(292,453)	(7,385,461)
Net increase (decrease)	(126,021)	$(2,316,498)	(151,467)	$(3,749,153)

N/A – The Fund did not offer Class R3 Shares prior to August 4, 2008.

28	Nuveen Investments

	Moderate Allocation
	Year Ended 6/30/09		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	102,436	$1,834,279	177,010	$4,491,373
Class A – automatic conversion of Class B Shares	29,602	582,726	19,334	487,364
Class B	13,050	243,195	68,381	1,663,900
Class C	19,715	372,822	92,418	2,334,301
Class R3	6,757	150,000	N/A	N/A
Class I	23,941	428,669	38,368	957,248
Shares issued to shareholders due to reinvestment of distributions:
Class A	44,517	738,267	114,850	2,811,167
Class B	5,358	88,276	17,167	418,881
Class C	4,762	78,400	14,244	347,605
Class R3	—	—	N/A	N/A
Class I	20,652	342,991	50,417	1,235,022
	270,790	4,859,625	592,189	14,746,861
Shares redeemed:
Class A	(383,365)	(6,991,944)	(239,949)	(6,071,920)
Class B	(75,050)	(1,375,894)	(57,044)	(1,424,732)
Class B – automatic conversion to Class A Shares	(29,582)	(582,726)	(19,354)	(487,364)
Class C	(101,891)	(1,868,363)	(69,510)	(1,717,368)
Class R3	—	—	N/A	N/A
Class I	(141,726)	(2,604,616)	(56,308)	(1,389,591)
	(731,614)	(13,423,543)	(442,165)	(11,090,975)
Net increase (decrease)	(460,824)	$(8,563,918)	150,024	$3,655,886

	Conservative Allocation
	Year Ended 6/30/09		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	79,504	$1,516,830	144,034	$3,561,688
Class A – automatic conversion of Class B Shares	42,217	823,945	30,256	744,559
Class B	14,022	303,204	7,118	187,254
Class C	59,012	1,193,915	44,722	1,186,819
Class R3	6,769	149,999	N/A	N/A
Class I	2,168	40,358	4,085	95,378
Shares issued to shareholders due to reinvestment of distributions:
Class A	65,040	1,198,430	109,684	2,703,707
Class B	2,454	48,167	4,374	114,905
Class C	7,544	147,431	10,003	261,976
Class R3	—	—	N/A	N/A
Class I	960	17,218	2,168	52,161
	279,690	5,439,497	356,444	8,908,447
Shares redeemed:
Class A	(756,055)	(15,105,375)	(363,913)	(8,963,389)
Class B	(39,958)	(853,943)	(56,867)	(1,503,160)
Class B – automatic conversion to Class A Shares	(39,336)	(823,945)	(28,381)	(744,559)
Class C	(95,838)	(1,982,801)	(61,567)	(1,620,340)
Class R3	—	—	N/A	N/A
Class I	(40,361)	(859,059)	(5,712)	(135,447)
	(971,548)	(19,625,123)	(516,440)	(12,966,895)
Net increase (decrease)	(691,858)	$(14,185,626)	(159,996)	$(4,058,448)

N/A – The Fund did not offer Class R3 Shares prior to August 4, 2008.

Nuveen Investments	29

Notes to Financial Statements (continued)

4. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended June 30, 2009, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Purchases:
Affiliated investments	$8,984,376	$36,725,310	$55,024,713
Non-affiliated investments	7,570,457	29,538,741	24,722,861

Sales and maturities:
Affiliated investments	2,400,526	9,786,928	18,381,250
Non-affiliated investments	16,876,022	44,062,089	75,088,906
U.S. Government and agency obligations	76,461	21,179,580	—

5. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, amortization of premium on taxable debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2009, the cost of investments was as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Cost of investments	$10,153,520	$39,562,718	$47,941,321

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2009, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Gross unrealized:
Appreciation	$26,126	$570,651	$918,475
Depreciation	(1,549,286)	(4,817,636)	(4,650,674)
Net unrealized appreciation (depreciation) of investments	$(1,523,160)	$(4,246,985)	$(3,732,199)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2009, the Funds’ tax year end, were as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Undistributed net ordinary income*	$205,950	$696,816	$1,585,858
Undistributed net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

30	Nuveen Investments

The tax character of distributions paid during the Funds’ tax years ended June 30, 2009 and June 30, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Growth Allocation	Moderate Allocation	Conservative Allocation
Distributions from net tax-exempt income**	$—	$—	$218,845
Distributions from net ordinary income*	194,562	990,267	700,213
Distributions from net long-term capital gains***	426,256	946,947	1,126,739

2008	Growth Allocation	Moderate Allocation	Conservative Allocation
Distributions from net tax-exempt income	$—	$—	$1,424,542
Distributions from net ordinary income*	688,341	2,326,899	617,045
Distributions from net long-term capital gains	384,981	3,967,128	1,879,234
*	Net ordinary income consists of net taxable income derived from dividends, interest, market discount accretion and net short-term capital gains, if any.
**	The Funds hereby designate these amounts paid during the fiscal year ended June 30, 2009, as Exempt Interest Dividends.
***	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2009.

At June 30, 2009, the Funds’ tax year end, the Funds’ had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Expiration:
June 30, 2017	$993,554	$165,573	$1,329,027

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through June 30, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Post-October capital losses	$1,095,975	$3,144,326	$3,233,346

6. Management Fees and Other Transactions with Affiliates

Effective August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation, each Fund adopted a revised fund of funds management fee schedule. The new management fee for each Fund, payable monthly, is .15% of the average daily net assets of each Fund.

Prior to August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation each Fund’s management fee was separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Prior to August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation the annual fund-level fee, which was payable monthly, for each Fund was based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Growth Allocation	Moderate Allocation	Conservative Allocation
For the first $125 million	.8000%	.5500%	.5500%
For the next $125 million	.7875	.5375	.5375
For the next $250 million	.7750	.5250	.5250
For the next $500 million	.7625	.5125	.5125
For the next $1 billion	.7500	.5000	.5000
For net assets over $2 billion	.7250	.4750	.4750

Nuveen Investments	31

Notes to Financial Statements (continued)

The annual complex-level fee, which was payable monthly, which was additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., was based on the aggregate amount of total fund net assets managed as stated in the following table.

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Effective August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation, the Adviser selected NIS to serve as sub-adviser to the Funds. Prior to August 1, 2008, for Growth Allocation, NWQ Investment Management Company, LLC (“NWQ”), a subsidiary of Nuveen, served as the sub-adviser for the domestic equity portion of the Fund’s investment portfolio and Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen, served as the sub-adviser for the international portion of the Fund’s investment portfolio. Prior to August 1, 2008, for Moderate Allocation, Institutional Capital LLC (“ICAP”) served as the Fund’s sub-adviser. Prior to July 7, 2008, for Conservative Allocation, ICAP served as the sub-adviser for the equity portion of the Fund’s investment portfolio while the Adviser managed the municipal portion of the Fund’s investment portfolio. Each sub-adviser is/was compensated for their services to the Funds from the management fee paid to the Adviser.

Effective August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation, the Adviser agreed to waive fees and reimburse expenses through October 31, 2011, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in the acquiring and disposing of portfolio securities, Underlying Fund fees and expenses and extraordinary expenses) do not exceed .40%, .29% and .37% of the average daily net assets of any class of shares, respectively. Prior to August 1, 2008, for Growth Allocation and Moderate Allocation and July 7, 2008, for Conservative Allocation, the Adviser agreed to waive fees and reimburse expenses so that total annual operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in the acquiring and disposing of portfolio securities, and extraordinary expenses) did not exceed 1.45%, 1.00% and 1.00% of the average daily net assets of any class of shares, respectively.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended June 30, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Sales charges collected (Unaudited)	$4,437	$18,428	$19,193
Paid to financial intermediaries (Unaudited)	3,948	16,439	16,693

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

32	Nuveen Investments

During the fiscal year ended June 30, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
Commission advances (Unaudited)	$1,334	$4,793	$3,377

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2009, the Distributor retained such 12b-1 fees as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
12b-1 fees retained (Unaudited)	$7,866	$34,754	$28,672

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2009, as follows:

	Growth Allocation	Moderate Allocation	Conservative Allocation
CDSC retained (Unaudited)	$1,833	$12,049	$6,342

7. Subsequent Events

In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through August 24, 2009, which is the date the financial statements were issued.

Nuveen Investments	33

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GROWTH ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/04)
2009	$23.58	$.49	$(5.18)	$(4.69)	$(.06)	$(1.14)	$(1.20)	$17.69	(19.00)%
2008	27.79	.08	(2.73)	(2.65)	(.22)	(1.34)	(1.56)	23.58	(9.84)
2007	23.95	.17	4.48	4.65	(.18)	(.63)	(.81)	27.79	19.67
2006	20.71	.27	3.20	3.47	(.06)	(.17)	(.23)	23.95	16.81
2005(f)	20.00	.10	.61	.71	—	—	—	20.71	3.55
Class B (12/04)
2009	23.34	.41	(5.19)	(4.78)	—	(1.14)	(1.14)	17.42	(19.61)
2008	27.51	(.11)	(2.70)	(2.81)	(.02)	(1.34)	(1.36)	23.34	(10.49)
2007	23.74	(.02)	4.42	4.40	—	(.63)	(.63)	27.51	18.73
2006	20.63	.07	3.21	3.28	—	(.17)	(.17)	23.74	15.94
2005(f)	20.00	.01	.62	.63	—	—	—	20.63	3.15
Class C (12/04)
2009	23.35	.41	(5.18)	(4.77)	—	(1.14)	(1.14)	17.44	(19.56)
2008	27.53	(.11)	(2.71)	(2.82)	(.02)	(1.34)	(1.36)	23.35	(10.52)
2007	23.75	(.02)	4.43	4.41	—	(.63)	(.63)	27.53	18.76
2006	20.63	.07	3.22	3.29	—	(.17)	(.17)	23.75	15.99
2005(f)	20.00	.01	.62	.63	—	—	—	20.63	3.15
Class R3 (8/08)
2009(h)	22.66	.53	(4.29)	(3.76)	— **	(1.14)	(1.14)	17.76	(15.68)
Class I (12/04)(g)
2009	23.63	.61	(5.27)	(4.66)	(.11)	(1.14)	(1.25)	17.72	(18.77)
2008	27.85	.16	(2.75)	(2.59)	(.29)	(1.34)	(1.63)	23.63	(9.62)
2007	24.00	.24	4.48	4.72	(.24)	(.63)	(.87)	27.85	19.95
2006	20.74	.22	3.32	3.54	(.11)	(.17)	(.28)	24.00	17.15
2005(f)	20.00	.13	.61	.74	—	—	—	20.74	3.70

34	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income (Loss)	Expenses(e)		Net Invest- ment Income (Loss)		Expenses(e)		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,922	2.52%		1.01%	.79%		2.74%		.79%		2.74%		173%
3,420	2.04		(.07)	1.69		.28		1.66		.30		34
6,888	1.82		.52	1.68		.66		1.68		.67		31
4,128	2.32		.43	1.69		1.06		1.61		1.14		21
3	2.87	*	(.41 )*	1.72	*	.74	*	1.58	*	.88	*	6

434	3.35		.52	1.52		2.34		1.52		2.34		173
647	2.79		(.79)	2.44		(.44)		2.42		(.42)		34
752	2.54		(.19)	2.44		(.09)		2.44		(.08)		31
298	3.12		(.47)	2.44		.21		2.36		.29		21
3	3.62	*	(1.16)*	2.47	*	(.01	)*	2.33	*	.13	*	6

3,364	3.30		.53	1.53		2.30		1.53		2.30		173
6,035	2.80		(.81)	2.45		(.46)		2.42		(.44)		34
8,771	2.53		(.17)	2.44		(.07)		2.43		(.07)		31
3,524	3.06		(.39)	2.44		.22		2.36		.31		21
3	3.62	*	(1.16)*	2.47	*	(.01	)*	2.33	*	.13	*	6

118	3.01	*	1.29 *	.90	*	3.39	*	.90	*	3.39	*	173

2,800	2.36		1.55	.52		3.39		.52		3.39		173
4,396	1.76		.25	1.41		.60		1.39		.62		34
4,868	1.58		.78	1.43		.93		1.43		.93		31
3,261	2.09		.22	1.44		.88		1.36		.96		21
2,066	2.59	*	(.13 )*	1.44	*	1.02	*	1.33	*	1.13	*	6

*	Annualized.
**	Rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
•Total returns for the year ended June 30, 2008 and prior reflect the performance of the Nuveen Global Value Fund. Total return for the year ended
June 30, 2009, includes performance of the Nuveen Global Value Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the year ended June 30, 2009, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(f)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.

See accompanying notes to financial statements.

Nuveen Investments	35

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MODERATE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (8/96)
2009	$22.35	$.67	$(3.32)	$(2.65)	$(.34)	$(.46)	$(.80)	$18.90	(11.28)%
2008	26.73	.54	(2.04)	(1.50)	(.56)	(2.32)	(2.88)	22.35	(6.31)
2007	25.40	.58	2.97	3.55	(.61)	(1.61)	(2.22)	26.73	14.40
2006	25.95	.50	1.41	1.91	(.54)	(1.92)	(2.46)	25.40	7.60 **
2005	24.56	.56	1.47	2.03	(.64)	—	(.64)	25.95	8.33
Class B (8/96)
2009	22.35	.52	(3.30)	(2.78)	(.20)	(.46)	(.66)	18.91	(11.98)
2008	26.73	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.35	(7.02)
2007	25.40	.37	2.98	3.35	(.41)	(1.61)	(2.02)	26.73	13.55
2006	25.95	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.40	6.80 **
2005	24.56	.37	1.47	1.84	(.45)	—	(.45)	25.95	7.53
Class C (8/96)
2009	22.37	.53	(3.30)	(2.77)	(.20)	(.46)	(.66)	18.94	(11.93)
2008	26.75	.35	(2.04)	(1.69)	(.37)	(2.32)	(2.69)	22.37	(7.01)
2007	25.42	.38	2.97	3.35	(.41)	(1.61)	(2.02)	26.75	13.54
2006	25.97	.30	1.41	1.71	(.34)	(1.92)	(2.26)	25.42	6.79 **
2005	24.58	.37	1.47	1.84	(.45)	—	(.45)	25.97	7.53
Class R3 (8/08)
2009(g)	22.20	.59	(3.12)	(2.53)	(.30)	(.46)	(.76)	18.91	(10.87)
Class I (8/96)(f)
2009	22.35	.71	(3.32)	(2.61)	(.39)	(.46)	(.85)	18.89	(11.08)
2008	26.73	.60	(2.04)	(1.44)	(.62)	(2.32)	(2.94)	22.35	(6.07)
2007	25.40	.64	2.98	3.62	(.68)	(1.61)	(2.29)	26.73	14.68
2006	25.95	.56	1.41	1.97	(.60)	(1.92)	(2.52)	25.40	7.87 **
2005	24.56	.62	1.47	2.09	(.70)	—	(.70)	25.95	8.60

36	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate

$21,136	1.29%		2.97%		.62%		3.64%		.62%		3.64%		171%
29,612	1.32		2.04		1.23		2.12		1.23		2.13		51
33,519	1.26		2.17		1.24		2.19		1.24		2.19		61
30,644	1.31		1.84		1.24		1.91		1.24		1.91		56
31,248	1.30		2.16		1.25		2.21		1.25		2.21		62

3,054	2.02		2.18		1.38		2.81		1.38		2.81		171
5,535	2.07		1.29		1.98		1.38		1.98		1.38		51
6,376	2.02		1.40		1.99		1.42		1.99		1.42		61
8,051	2.06		1.09		1.99		1.15		1.99		1.15		56
11,564	2.05		1.41		2.00		1.46		2.00		1.47		62

4,685	2.03		2.19		1.37		2.85		1.37		2.85		171
7,265	2.07		1.29		1.98		1.38		1.98		1.38		51
7,694	2.01		1.42		1.99		1.44		1.99		1.44		61
7,342	2.06		1.08		1.99		1.16		1.99		1.16		56
7,947	2.05		1.41		2.00		1.46		2.00		1.46		62

128	1.57	*	2.84	*	.79	*	3.62	*	.79	*	3.62	*	171

6,334	1.02		3.19		.36		3.84		.36		3.84		171
9,662	1.07		2.29		.98		2.38		.98		2.38		51
10,690	1.01		2.42		.99		2.44		.99		2.44		61
9,213	1.06		2.08		.99		2.15		.99		2.15		56
10,753	1.05		2.41		1.00		2.46		1.00		2.46		62

*	Annualized.
**	During the fiscal year ended June 30, 2006, the Fund received a payment from the Adviser of $55,844, for losses realized on the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced total returns by .08%, .13%, .12% and .08% for Class A, B, C and I, respectively.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
•Total returns for the year ended June 30, 2008 and prior reflect the performance of the Nuveen Balanced Stock and Bond Fund. Total return for the year ended June 30, 2009, includes performance of the Nuveen Balanced Stock and Bond Fund for the period July 1, 2008 through July 31, 2008. Returns prior to August 1, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the year ended June 30, 2009, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.

See accompanying notes to financial statements.

Nuveen Investments	37

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

CONSERVATIVE ALLOCATION
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (8/96)
2009	$22.84	$.85	$(2.60)	$(1.75)	$(.37)	$(.48)	$(.85)	$20.24	(7.25)%
2008	25.76	.64	(2.17)	(1.53)	(.67)	(.72)	(1.39)	22.84	(6.23)
2007	23.86	.67	1.91	2.58	(.68)	—	(.68)	25.76	10.90
2006	23.01	.60	.89	1.49	(.64)	—	(.64)	23.86	6.52
2005	21.96	.62	1.10	1.72	(.67)	—	(.67)	23.01	7.91
Class B (8/96)
2009	24.43	.77	(2.80)	(2.03)	(.20)	(.48)	(.68)	21.72	(7.97)
2008	27.36	.48	(2.30)	(1.82)	(.39)	(.72)	(1.11)	24.43	(6.90)
2007	25.32	.50	2.04	2.54	(.50)	—	(.50)	27.36	10.09
2006	24.26	.45	.94	1.39	(.33)	—	(.33)	25.32	5.73
2005	22.99	.47	1.15	1.62	(.35)	—	(.35)	24.26	7.08
Class C (8/96)
2009	24.39	.77	(2.79)	(2.02)	(.20)	(.48)	(.68)	21.69	(7.94)
2008	27.32	.49	(2.31)	(1.82)	(.39)	(.72)	(1.11)	24.39	(6.94)
2007	25.29	.51	2.02	2.53	(.50)	—	(.50)	27.32	10.10
2006	24.24	.45	.93	1.38	(.33)	—	(.33)	25.29	5.70
2005	22.96	.48	1.15	1.63	(.35)	—	(.35)	24.24	7.13
Class R3 (8/08)
2009(g)	22.16	.70	(2.40)	(1.70)	(.27)	(.48)	(.75)	19.71	(7.27)
Class I (8/96)(f)
2009	22.24	.88	(2.53)	(1.65)	(.42)	(.48)	(.90)	19.69	(6.98)
2008	25.15	.69	(2.12)	(1.43)	(.76)	(.72)	(1.48)	22.24	(5.99)
2007	23.34	.72	1.86	2.58	(.77)	—	(.77)	25.15	11.17
2006	22.56	.65	.87	1.52	(.74)	—	(.74)	23.34	6.79
2005	21.57	.68	1.07	1.75	(.76)	—	(.76)	22.56	8.17

38	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate

$35,247	1.04%		3.88%		.63%		4.28%		.63%		4.29%		166%
52,785	1.28		2.53		1.23		2.58		1.21		2.60		37
61,577	1.22		2.64		1.22		2.64		1.19		2.67		37
58,064	1.26		2.51		1.24		2.53		1.22		2.55		44
54,323	1.24		2.76		1.24		2.76		1.23		2.77		47

1,730	1.77		3.22		1.38		3.60		1.38		3.60		166
3,480	2.03		1.76		1.98		1.81		1.96		1.83		37
5,916	1.98		1.87		1.98		1.87		1.95		1.90		37
10,700	2.00		1.75		1.99		1.76		1.97		1.79		44
18,671	2.00		2.01		2.00		2.01		1.99		2.02		47

6,649	1.81		3.21		1.38		3.63		1.38		3.63		166
8,192	2.03		1.78		1.98		1.83		1.96		1.85		37
9,363	1.97		1.90		1.97		1.90		1.94		1.93		37
7,992	2.01		1.76		1.99		1.77		1.97		1.80		44
7,979	1.99		2.01		1.99		2.01		1.98		2.02		47

133	1.35	*	3.59	*	.87	*	4.08	*	.87	*	4.08	*	166

472.76			4.09		.39		4.46		.39		4.47		166
1,361	1.03		2.78		.98		2.83		.96		2.86		37
1,525.97			2.90		.97		2.90		.94		2.93		37
1,171	1.01		2.77		.99		2.79		.96		2.81		44
761.99			3.06		.99		3.06		.98		3.07		47

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	•Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
•Total returns for the year ended 2008 and prior reflect the performance of the Nuveen Balanced Municipal and Stock Fund. Total return for the year ended June 30, 2009, includes performance of the Nuveen Balanced Municipal and Stock Fund for the period July 1, 2008 through July 6, 2008. Returns prior to July 7, 2008, are not indicative of the performance that the Fund, as currently managed, would have generated.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios for the year ended June 30, 2009, do not reflect the expenses of the Underlying Funds in which the Fund invests.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.

See accompanying notes to financial statements.

Nuveen Investments	39

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Nuveen Investment Solutions, Inc. (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

40	Nuveen Investments

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. In addition, the Independent Board Members noted that the previous changes to the investment strategies of the Funds limit somewhat the usefulness of reviewing the Funds’ past performance beyond recent periods. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members recognized that the Funds were launched in their present fund-of-funds form in the summer of 2008. Prior to that time, each Fund’s investment strategy and structure were materially different. The Independent Board Members recognized that the fee and expense arrangement of a fund-of-funds structure differs from that of a traditional fund format. The Independent Board Members noted that, in light of their fund-of-funds structure, the Funds will indirectly pay a portion of the expenses incurred by the underlying funds, including their advisory fees. Accordingly, the Independent Board Members reviewed, among other things, the gross management fees, net expense ratios (including indirect fees) and indirect fees of each Fund compared to such fee and expense information for a comparable set of unaffiliated fund-of-funds (the “Peer Universe”) and a subset thereof (the “Peer Group”). In that regard, the Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison.

In addition, the Independent Board Members considered that many of the underlying funds may be advised by NAM and sub-advised by an affiliated person of NAM. Accordingly, NAM and affiliated sub-advisers may receive advisory fees from the underlying funds in which the Funds invest, and the Funds will indirectly bear their pro rata portion of these fees as well as the

Nuveen Investments	41

Annual Investment Management Agreement Approval Process (continued)

other expenses of the underlying funds. In considering the services provided by the Fund Advisers to the Funds and the fee arrangements, the Board determined, however, that the fees were for services in addition to, rather than duplicative of, the services provided under any underlying fund’s advisory contracts.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the respective Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. The Independent Board Members also recognized that NAM and the Sub-Adviser do not currently advise other fund-of-funds and, therefore, meaningful comparisons of fees for similar types of clients were not available. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the affiliated sub-advisers charge for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in

42	Nuveen Investments

the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. With respect to the fund-level breakpoint schedules, the Independent Board Members generally review and consider the applicable fund-level breakpoints in the advisory fee schedules for the funds in the Nuveen fund complex that reduce advisory fees as asset levels increase. The Independent Board Members recognized, however, that the Funds do not have fund-level breakpoints given their unique structures. In addition, pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The Funds, however, are not assessed a complex-level fee as this is assessed at the Nuveen underlying fund level. The Independent Board Members further recognized that the Funds nevertheless will benefit from reductions in complex-level fees and fund-level fees indirectly as the complex and Nuveen underlying funds reach breakpoint levels and reduce the fees of the Nuveen underlying funds.

Based on their review, the Independent Board Members concluded that the absence of a breakpoint schedule and of a complex-level fee arrangement for the Funds was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	43

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	199
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	199
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

44	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	199
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Nuveen Investments	45

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	74
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	199
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	199
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	199
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	199
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199

46	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	199
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	199
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	74
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	199

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	47

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

48	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Investment Solutions, Inc.

111 West Jackson Blvd.

Suite 1411

Chicago, IL 60604

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: Growth Allocation, Moderate Allocation and Conservative Allocation hereby designate 31.88%, 38.61% and 78.52%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 71.84%, 53.65% and 91.25%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	49

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-ALLO-0609P

Mutual Funds

Nuveen Value Funds

For investors seeking long-term capital appreciation.

Annual Report

June 30, 2009

Nuveen Multi-Manager Large-Cap Value Fund	Nuveen NWQ Multi-Cap Value Fund	Nuveen NWQ Large-Cap Value Fund	Nuveen NWQ Small/Mid-Cap Value Fund	Nuveen NWQ Small-Cap Value Fund

Nuveen Tradewinds Value Opportunities Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

August 24, 2009

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Multi-Manager Large-Cap Value Fund is co-managed by Institutional Capital LLC (ICAP), Nuveen HydePark Group, LLC (HydePark), and Symphony Asset Management, LLC (Symphony). Both HydePark and Symphony are affiliates of Nuveen Investments. Jerrold Sensor oversees the portion of the Fund’s assets managed by ICAP, while David Tierney, PhD, John Gambla, CFA, and Rob Guttschow, CFA, perform a similar function at HydePark. David Wang oversees the portion of the Fund’s assets managed by Symphony. All these individuals have more than 15 years of investment industry experience.

The Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund feature equity management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments. Jon Bosse is the Chief Investment Officer of NWQ and manages the Nuveen NWQ Multi-Cap Value and the Nuveen NWQ Large-Cap Value Funds, Phyllis Thomas manages the Nuveen NWQ Small-Cap Value and the Nuveen NWQ Small/Mid-Cap Value Funds. Both Jon and Phyllis have more than 20 years of investment industry experience.

The Nuveen Tradewinds Value Opportunities Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds), an affiliate of Nuveen Investments. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Nuveen Tradewinds Value Opportunities Fund. Dave has more than 25 years of investment management experience.

In the following discussion, representatives from each management team review general market conditions, key investment strategies and the performance of the Funds for the twelve-month period ended June 30, 2009.

What were the general market conditions during the period?

This twelve-month period was among the most volatile in the history of the capital markets. Equity markets across the globe fell as the United States economy pushed further into recession. After IndyMac’s bankruptcy filing in August 2008, the U.S. Government engaged in one of the most dramatic market interventions in years and placed the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) into receivership. In September, Lehman Brothers, a major Wall Street broker/dealer, filed for bankruptcy protection. AIG, one of the world’s largest insurers, effectively was nationalized by the US government, and Wachovia, Washington Mutual and other financial institutions were seized by U.S. regulators and/or merged into stronger banks. Merrill Lynch, concerned about its own solvency, negotiated a deal to be acquired by Bank of America. Goldman Sachs and Morgan Stanley converted to commercial banks, possibly signaling the end of the

2	Nuveen Investments

independent broker/dealer model. The following months included major financial write-downs in many areas of the U.S. economy, the uncovering of the largest Ponzi scheme in history, continued declines in real U.S. Gross Domestic Product, and significant spikes in market volatility.

While the U.S. economy moved further into recession, the international capital markets experienced their own severe downturn. Unemployment rose quickly. Economic policy responses by the U.S. Federal Reserve were followed, in part, by its counterparts at the Bank of England, the European Central Bank, and the Chinese Government.

Although the S&P 500 and the MSCI EAFE indices were down 37% and 43%, respectively, in 2008, signs of global economic stability began to emerge toward the end of the first quarter in 2009. By the end of June, the 2009 year-to-date returns of these two equity indices were 3% and 8%, respectively. In addition, emerging markets, which fell 53% in 2008, rebounded 36% during the first half of 2009.

In an effort to improve overall conditions, the Federal Reserve (Fed) lowered the fed funds rate from 2.00% on July 1, 2008, to a target range of zero to 0.25% in December 2008, its lowest level on record. In March 2009, the Fed announced that, in addition to maintaining the current target rate, it would buy $300 billion in long-term Treasury securities in an effort to support private credit markets and up to an additional $750 billion (for a total of $1.25 trillion) in agency mortgage-backed securities to bolster the housing market. Additionally, the federal government passed a $700 billion financial industry rescue package in October 2008, which was followed by a $787 billion stimulus package approved in February 2009.

By the second quarter of 2009, some positive signals began to emerge. Many major banks appeared to have raised the necessary capital for them to survive in the current downturn, with several of them even appearing to thrive. Domestic equity markets, as measured by the S&P 500 Index, have rocketed up from the lows experienced in March. Ten-year bond yields have come off their multi-decade lows as well.

How did the Funds perform during the twelve months ended June 30, 2009?

The table on page 18 provides performance information for the six Funds (Class A shares at net asset value) for the one-year, five-year, ten-year and since inception periods ended June 30, 2009. The table also compares the Funds’ performance to appropriate benchmarks and general market indexes. A more detailed discussion of each Fund’s relative performance is provided later in this report.

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What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Multi-Manager Large-Cap Value Fund

The Nuveen Multi-Manager Large-Cap Value Fund’s Class A Shares at net asset value underperformed its comparative indexes over the past twelve months ending June 30, 2009.

The Fund uses three separate sub-advisors to seek large capitalization value stocks with the potential for long-term capital appreciation. ICAP uses a value-oriented investment strategy that attempts to identify stocks offering the best relative value and stable to rising earnings from a universe of large and mid-sized companies. It then selects a portion of those stocks that are identified to have a catalyst for change, and monitors these holdings closely to determine if circumstances change. HydePark’s investment process does not endeavor to pick individual stocks. Rather, the investment process is implemented through proprietary software that takes a given benchmark, along with specified tracking risk, and produces a portfolio that seeks to maximize value-added performance within the defined risk parameters relative to the benchmark. Symphony’s investment process consists of a combination of quantitative screens and fundamental research which seek to create portfolios that deliver consistent returns. The portfolio construction process utilizes a proprietary optimizer designed to potentially generate an optimal risk reward balance versus the stated benchmark.

Within the ICAP-managed portion of the Fund, both stock selection and sector allocation added to relative performance. Specifically, this portion of the portfolio benefited from strong stock selection in the energy, consumer staples, and health care sectors, while a large overweighting in technology stocks relative to the index also helped. In contrast, stock selection in communications, capital spending, and consumer services hampered performance, as did an underweighting in the relatively strong-performing consumer services sector.

During the reporting period, ICAP maintained its established, bottom-up stock-selection process by choosing investments one-by-one based on an assessment of their business fundamentals. Noteworthy portfolio changes included increased exposure to the technology, transportation, and health care sectors. ICAP also decreased its allocation to consumer services and communications stocks. Between March 2009 and the end of the period, the exposure of this portion of the portfolio to economically sensitive stocks rose considerably, as ICAP saw more reasons to be optimistic about corporate profits and the economy’s growth potential. ICAP continued to emphasize companies with strong

4	Nuveen Investments

financial positions and operational capabilities – qualities they believe can help these firms gain market share from weaker competitors and more easily grow their earnings.

ICAP’s top performance contributor was pharmaceutical maker Schering-Plough Corp., whose shares rose sharply after the company agreed to be acquired by rival Merck. Financial services firm JPMorgan Chase, which because of its stronger financial position outperformed many of its competitors during last fall’s credit crisis, also added to results. Qualcomm, a maker of chips for mobile telephones, contributed further. This stock rose as investors became more optimistic about the technology sector’s growth prospects. We sold our stake in Qualcomm after its stock hit our target price. A recovering semiconductor market also helped industry-leading chipmaker Intel. Elsewhere, international oil and gas company Occidental Petroleum Corp. saw its shares rise as a result of strong growth in energy production and free cash flows.

Given the turmoil in the financial sector for much of the period, many of ICAP’s biggest performance detractors came from that group. Fund performance was hampered by an investment in Bank of America. Banking and credit card company Capital One Financial Corp. also underperformed, with the credit crisis and the economic downturn weighing on its profits. In the health care sector, medical insurance provider CIGNA Corp. lost ground, as the economic downturn threatened to reduce enrollment in its health care plans, while weaker advertising revenues weighed on media company News Corporation. Of final note, oilfield services company Baker Hughes Inc. was hurt by lower oil prices for much of the period, which meant less demand for the firm’s energy-exploration services. As of period end, the Fund continued to own Baker Hughes but no longer held CIGNA or News Corporation in ICAP’s portion of its portfolio.

The proprietary risk-controlled HydePark wealth creation model was used to manage its portion of the Fund. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio.

HydePark’s investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented; two are traditional measures of revenues in excess of expenses (specifically, earnings and cash flow), and two are traditional measures of the uses for those excess monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the

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quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model nor how HydePark select stocks for the Fund.

The model evaluates all the securities contained in the benchmark portfolio (Russell 1000 Value Index) for possible inclusion in the portfolio. The process will not consider a stock for possible inclusion if it is not contained in the respective benchmark portfolio. This process produces what HydePark believes are well-diversified, efficient portfolios that attempt to perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmark. The portfolio typically contains a large number of holdings with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics. The portfolio is monitored daily with rebalances occurring quarterly.

HydePark believes that the quantitative, risk-controlled process described above should, under normal circumstances, cause its portion of the Fund’s portfolio to track its benchmark portfolio closely, with value-added potential coming from relative overweights/underweights of each stock versus the index. HydePark attempts to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights/underweights versus the index is, by definition, equal to zero; however, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, our portion of the Fund sometimes was overweight stocks within a sector because the individual stocks within that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark in aggregate. Performance for this portion of the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during the twelve-month period, the HydePark portion of the Fund was relatively overweighted in energy, telecommunication services, and utilities. The largest single sector overweight was in energy where we were, on average, 2.7% overweight versus the index. The Fund was underweight the following sectors, on average: industrials, consumer staples, health care, financials, and information technology. The largest single underweight was, on average, in health care stocks where we were 2.4% underweight versus the index. Overall, the sector overweights/underweights were a small drag on this portion of the Fund’s portfolio relative performance versus the index.

Performance attributable to the individual stock weightings within each sector was a strong positive for the HydePark portfolio during this period, with our individual holdings in financials outperforming the financials sector by a large margin. The correct choice of individual stocks within the financial sector was the biggest positive for this portion of the

6	Nuveen Investments

Fund during this reporting period. Our stock choices within telecommunication and utilities were also a plus for the Fund while our stock picks in energy and information technology were negatives.

In the Symphony portion of the Fund, our overarching theme was an aversion to credit sensitive names, high financial leverage and vulnerable capital structures, and a preference for companies with strong cash flow generation, conservative management and market leadership.

From the beginning of 2009 until March 9th, the Symphony strategy performed well, as the market was fundamentally challenged and in our opinion differentiating perceived winners such as JPMorgan from weaker, more vulnerable companies such as Citigroup. Our aversion to these credit sensitive and high leveraged names led us to significantly underweight life insurance, regional banks, broker dealers, and real estate investment trusts. Following Citigroup’s announcement on March 9th regarding its return to profitability for the quarter, our strategy did not do as well because investors’ risk appetite swelled and propelled a rally among stocks that previously had suffered from liquidity and operational concerns.

The Symphony portion of the portfolio benefited from strong stock selection in the energy and industrial sectors. Freeport-McMoran, the world’s largest publicly traded copper mining firm, advanced due to the rising price of copper resulting from Chinese government stimulus and apparent restocking of Chinese inventories. Shares rallied 87% in the first half 2009. The Fund also benefited versus the index by avoiding owning General Electric, which fell 25% in the first half of 2009. Occidental Petroleum Corp. helped relative performance as the firm reported strong results in the first quarter of 2009 and late in the second quarter announced a new discovery in California.

The portfolio was negatively impacted by holdings in the financials and technology sectors. Underperformance was primarily centered on the month of April, given the Fund’s relatively defensive initial posture. We were hurt primarily by the rally in lower quality names that we did not own. Although the relative safety of Hudson City Bancorp, Inc. helped the Fund in 2008, it lagged its peers in the first six months of 2009.

Nuveen NWQ Multi-Cap Value Fund

Class A Shares at net asset value for the Nuveen NWQ Multi-Cap Value Fund underperformed each of its comparative indexes for the twelve-month period ended June 30, 2009. As noted, this twelve-month period proved to be one of the worst for equity markets since the Great Depression. This is reflected in the one-year returns for the general market indexes, as well as in the Fund’s performance.

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While the Fund’s managers sought to mitigate the effects of the poor market environment where possible, they did not alter the Fund’s basic investment strategy. The Fund seeks long-term capital appreciation by investing in equity securities of companies with large, medium and small market capitalizations that are selected on an opportunistic basis. Generally, the Fund’s managers look for undervalued companies where catalysts exist that may help unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

Disruptions in the financial markets during the period plagued most of the Fund’s financial services sector holdings, including Genworth Financial Inc. and Hartford Financial Services Group, Inc., as investors became increasingly wary of the insurance industry. Capital adequacy for insurance companies came into question in the face of rising realized and unrealized losses and declining equity markets, which put a strain on regulatory capital for firms with exposure to equity-sensitive products, such as variable life and variable annuities. Rising losses in Genworth’s U.S. mortgage insurance business was also a major concern for that company, and uncertainty over potential rating agency downgrades within the life insurance group has compounded the issue. We would note, however, that Genworth shares more than doubled in the first six months of 2009.

The Fund’s investment in Viacom Inc. also declined as the downturn in the economy led to lower cable network advertising spending and placed pressure on the company’s earnings for the year. Additionally, the stock faced overhang pressures from the forced selling of shares by Chairman Sumner Redstone to refinance his personal loans. While Viacom’s near-term earnings potential will continue to be weakened by a soft advertising environment, we believe the company’s strong free cash flow, growth in affiliate fees, and lack of credit concerns makes the company attractively valued.

U.S. Steel Corp. declined as management warned that earnings would be pressured due to seasonal weakness, the slowdown in the global economy, and declines in overall steel prices.

The Fund did have several selections that positively impacted performance. Despite volatility in the price of gold over the year, AngloGold Ashanti was one of the best performing stocks among the senior gold producers. AngloGold continued to post strong operational results, as the company sold its Boddington project in Australia for $907 million in after-tax proceeds and will use the cash to strengthen its balance sheet.

Amgen Inc. shares also appreciated after the company disclosed the results of its Phase 3 data for denosumab, its novel biologic drug to combat osteoporosis. In addition, Amgen continued to post solid quarterly results on the back of significant cost reductions and prudent free cash flow redeployment into share buyback and strategic tack-on acquisitions.

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We took advantage of the extreme dislocations in the market over the twelve-month period to add a number of new investments to the Fund. In December 2008, we established a new position in CF Industries Holdings Inc., one of the largest manufacturers and distributors of nitrogen and phosphate fertilizer in North America. The stock rose in the first part of 2009 as nitrogen and phosphate prices have begun to rebound. In the energy sector, we added new positions in BJ Services and EOG Resources after significant corrections in their share prices. BJ Services is a leading worldwide provider of pressure pumping and oilfield services. We felt the stock offered attractive downside protection, and was well positioned to benefit from any increase in pumping demand from unconventional natural gas projects. We sold this position before the end of the period. EOG Resources is a crude oil and natural gas exploration and production (E&P) company that has historically sold at a significant premium to other E&P companies. We were able to initiate a position in EOG at only a slight premium to its peers.

We also made an investment in Loews Corp. as our analysis showed the stock’s discount to the sum of its parts exceeded 30%, more than double its historical average. We believe the stock would remain undervalued even if Loews wrote off its entire CNA position. After initiating a position in the Reinsurance Group of America Inc. (RGA) in the fourth quarter of 2008, we substantially increased our weighting on price weakness during the first quarter of 2009. We believe that RGA is well positioned to take advantage of the current turmoil and need for life insurance companies to use reinsurance as an alternative to raising capital.

We initiated a position in Redwood Trust Inc., a mortgage Real Estate Investment Trust (REIT), after the company had completed a secondary equity offering in January 2009. Redwood Trust invests primarily in residential mortgage backed securities and differs from many traditional mortgage REITs in that it has extremely low leverage.

The Fund also eliminated a number of portfolio holdings during the year. In October 2008, we eliminated our position in Citigroup, Inc. after Wells Fargo & Company topped Citigroup’s U.S. government-assisted bid for Wachovia’s banking assets. We believed that acquiring Wachovia would have strengthened Citigroup’s financial position. Without those assets, we believed Citigroup was in a weakened position. Additionally, we sold our position in pork producer, Smithfield Foods Inc., due to weak fundamentals and balance sheet leverage. We eliminated Sprint Nextel Corp. after concluding that a recession, negative trends in industry wireless subscriber growth, and the company’s debt level introduced greater risk for equity holders. Other eliminated holdings included Altria Group Inc., BJ Services Co., Comcast Corp., Liberty Media Interactive, Microsoft Corp., Quantum Corp., and Sappi Ltd.

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Nuveen NWQ Large-Cap Value Fund

Class A Shares at net asset value for the Nuveen NWQ Large-Cap Value Fund underperformed each of its comparative indexes for the twelve-month period ended June 30, 2009.

The Fund continued to pursue a consistent investment strategy during this difficult period. The Fund seeks undervalued large- and mid-sized companies with identifiable catalysts that have the potential to improve profitability and appreciate over time. The Fund’s manager seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

As mentioned previously, weak economic conditions and disruptions in the financial markets plagued most of the financial services sector, including the Fund’s investments in Genworth Financial Inc. and Hartford Financial Services Group, Inc., as investors became increasingly wary of the insurance industry. Capital adequacy for insurance companies came into question in the face of rising realized and unrealized losses and declining equity markets, which put a strain on regulatory capital for firms with exposure to equity-sensitive products, such as variable life and variable annuities. Rising losses in Genworth’s U.S. mortgage insurance business was also a major concern for that company, and uncertainty over potential rating agency downgrades within the life insurance group has compounded the issue. We would note, however, that Genworth shares more than doubled in the first six months of 2009.

The Fund’s investment in Viacom Inc. also declined as the downturn in the economy led to lower cable network advertising spending and placed pressure on the company’s earnings for the year. Additionally, the stock faced overhang pressures from the forced selling of shares by Chairman Sumner Redstone to refinance his personal loans. While Viacom’s near-term earnings potential will continue to be weakened by a soft advertising environment, we believe the company’s strong free cash flow, growth in affiliate fees, and lack of credit concerns makes the company attractively valued.

U.S. Steel Corp. declined as management warned that earnings would be pressured due to seasonal weakness, the slowdown in the global economy, and declines in overall steel prices.

The Fund did have several selections that positively impacted performance. Despite volatility in the price of gold over the year, AngloGold Ashanti was one of the best

10	Nuveen Investments

performing stocks among the senior gold producers. AngloGold continued to post strong operational results, as the company sold its Boddington project in Australia for $907 million in after-tax proceeds and will use the cash to strengthen its balance sheet.

Amgen Inc. shares also appreciated after the company disclosed the results of its Phase 3 data for denosumab, its novel biologic drug to combat osteoporosis. In addition, Amgen continued to post solid quarterly results on the back of significant cost reductions and prudent free cash flow redeployment into share buyback and strategic tack-on acquisitions.

We continued to take advantage of the extreme dislocations in the market to make adjustments to the portfolio. In December 2008, we eliminated our position in International Paper in favor of establishing a new position in Mosaic Company, a manufacturer of feed and fertilizer products. The dramatic market decline in late 2008 as well as fears of further fertilizer price deterioration had caused a dramatic sell-off in the stock price. Subsequent to our purchase, shares of Mosaic appreciated strongly (over 100%) as fundamentals in the nitrogen and phosphate markets have begun to rebound.

The Fund also established a new position in MetLife, Inc. on the heels of a public capital raise by the company. Although significant challenges remain within the financial sector, we believe MetLife possesses one of the best franchises in the life insurance industry, and its capital raise strengthened its capital position which may allow them to take advantage of acquisition opportunities.

We established a position in Merck & Co. Inc. as we thought the stock offered a compelling valuation and a disciplined management team that has not historically diluted its shareholders. In the energy sector, we added new positions in Halliburton Company and EOG Resources, Inc. after significant corrections in their share prices. Other new holdings include CBS Corp., Travelers Companies, Inc., and Union Pacific Corp.

The Fund also eliminated a number of portfolio holdings during the year. In October 2008, we sold our position in Citigroup, Inc. after Wells Fargo & Company topped Citigroup’s U.S. government-assisted bid for Wachovia’s banking assets. We believed that acquiring Wachovia would have strengthened Citigroup’s financial position. Without those assets, we believed Citigroup was in a weakened position. We sold Bank of America Corp. from the portfolio in September as its announced acquisition of Merrill Lynch introduced heightened risk in the short/intermediate term in exchange for purported long term benefits. We also sold Sprint Nextel Corp. given that a recession, negative trends in industry wireless subscriber growth, and its debt level introduced greater risk for equity holders. Other eliminated holdings include Altria Group Inc., ConocoPhillips, Illinois Tool Works Inc., and Liberty Media Interactive, among others.

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Nuveen NWQ Small/Mid-Cap Value Fund

Class A Shares at net asset value for the Nuveen NWQ Small/Mid-Cap Value Fund underperformed each of its comparative indexes for the twelve-month period ended June 30, 2009.

As noted, the twelve-month period presented an especially challenging environment for all equities, including small- and mid-cap issues. Nevertheless, the Fund continued to follow its disciplined investment approach. The Fund seeks long-term capital appreciation by investing in equity securities of companies with small- to mid-market capitalizations selected using an analyst-driven, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

While the generally negative market environment was a large factor in the Fund’s negative return during the period, several of the Fund’s holdings were particularly stressed. Sauer, a competitor in the mobile hydraulics industry, was negatively impacted by significantly weakened end market demand. This decreasing demand led to increased scrutiny of the company’s balance sheet even after it was able to refinance its debt by entering into a $490 million line of credit with majority shareholder Danfoss A/S. We sold this position before the end of the period. Early in the period, we also eliminated a position in Pacific Sunwear of California after a period of poor performance as the company suffered from very weak consumer demand. Reliant Energy also negatively impacted performance and was sold before the period ended. Higher coal prices and lower natural gas prices narrowed the pricing difference between the two energy components, contracting operating margins.

However, several holdings did contribute positively to performance throughout the period. Despite volatility in the price of gold over the year, AngloGold Ashanti was one of the best performing stocks among the senior gold producers. AngloGold continued to post strong operational results, as the company sold its Boddington project in Australia for $907 million in after-tax proceeds and will use the cash to strengthen its balance sheet. We sold our position in AngloGold before the end of the period.

We re-established a position in Denbury Resources Inc. toward the end of 2008, after having sold the stock at higher levels earlier in the year. The company subsequently rebounded from what we believed was an oversold position toward the end of 2008 and was one of the portfolio’s top performers during the annual reporting period. We believe the company remains very leveraged to increasing oil and gas prices. Casey’s General Stores, Inc. continued to meet expectations in its three operating segments – gasoline,

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grocery & other merchandise, and prepared food and fountain – which led to attractive performance.

We took advantage of the extreme dislocations in the market to add a number of new investments to the Fund over the past twelve months. We initiated a position in Continental Resources, Inc., an independent oil and natural gas exploration and production company that we believe has very attractive prospects for production growth in its portfolio.

In December 2008, we established a new position in CF Industries Holdings Inc., one of the largest manufacturers and distributors of nitrogen and phosphate fertilizer in North America. The stock rose in the first part of 2009 as nitrogen and phosphate prices began to rebound. We sold the position before the period ended. After initiating a position in the Reinsurance Group of America Inc. (RGA) in the fourth quarter of 2008, we substantially increased our weighting on price weakness during the first quarter of 2009. We believe that RGA is well positioned to take advantage of the current turmoil and need for life insurance companies to use reinsurance as an alternative to raising capital.

We also initiated a position in StanCorp Financial Group, Inc., a leading provider of financial products and services, including disability and life insurance, retirement products and services, individual annuities, and investment advice.

We eliminated a number of portfolio holdings during the year, including Community Health Systems, Fossil, Newell Rubbermaid, Pacific Sunwear of California, Sappi, Acuity Brands, Domtar, Reliant Energy, Smithfield Foods, Agrium, Kennametal and Unum Group.

Nuveen NWQ Small-Cap Value Fund

Class A Shares at net asset value for the Nuveen NWQ Small-Cap Value Fund underperformed each of its comparative indexes for the twelve-month period ended June 30, 2009.

This period presented a challenging environment for all equities, including small-cap stocks. In spite of this market turmoil, the Fund continued to follow its disciplined investment approach. The Fund seeks long-term capital appreciation by investing in equity securities of companies with small market capitalizations selected using an analyst-driven, value-oriented process. NWQ seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented process. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

The Fund’s positions in Warren Resources Inc., Sauer-Danfoss, Pacific Sunwear of California and GSI Group all negatively impacted performance during the period. Warren

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Resources was hurt by a sell-off in commodity prices during the reporting period and we sold our position before the period ended. Sauer, a competitor in the mobile hydraulics industry, was negatively impacted by significantly weakened end market demand. This decreasing demand led to increased scrutiny of the company’s balance sheet even after it was able to refinance its debt by entering into a $490 million line of credit with majority shareholder Danfoss A/S. We eliminated these positions in the first half of 2009. Early in the period, we also eliminated a position in Pacific Sunwear of California as the company suffered from very weak consumer demand. While we have had a lot of confidence in Pacific Sunwear’s management team, we believed a turnaround in this retail environment is extremely difficult. We also sold GSI Group during the year.

Brocade Communications Systems Inc. was the portfolio’s top performer during the period. Brocade’s stock benefited from a successful integration of its Network Foundry acquisition. In the second quarter of 2009 Brocade took significant share in the storage switch market, and those looking for a networking alternative to Cisco now have potential logical choice.

Denbury Resources rebounded from what we believed was an oversold position toward the end of 2008 and was one of the portfolio’s top performers for the annual reporting period. While we believe the company remains very leveraged to increasing oil and gas prices, we eliminated the position from the portfolio before the end of the reporting period as the company’s market cap significantly exceeded the upper market capitalization level of the Russell 2000 Value Index.

Yamana Gold also did well. A Canadian-based gold and precious metals producer, Yamana owns gold development stage properties, exploration properties, and land positions. We sold the Yamana position before the end of the period.

We took advantage of the extreme dislocations in the market to add a number of new investments to the Fund over the twelve months. After initiating a position in the Reinsurance Group of America Inc. (RGA) in the fourth quarter of 2008, we substantially increased our weighting on price weakness during the first quarter of 2009. We believe that RGA is well positioned to take advantage of the current turmoil and need for life insurance companies to use reinsurance as an alternative to raising capital.

Assurant Inc. is a provider of creditor-placed homeowner’s insurance, as well as other insurance lines. Assurant has a leading market position strong balance sheet and solid investment portfolio. We took a position in the stock close to the 2008 low, and it rebounded to close the reporting period as one of the portfolio’s top performers. PacWest Bancorp., a bank holding company, provides commercial banking services to small- and medium-sized businesses in southern California, Arizona, and Texas. We initiated our position based on the company’s strong capital position, quality management team, superior underwriting

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standards, and attractive valuation. Texas Capital Bancshares, Inc. (TCBI) caters to business and private clients through its full-service locations in Texas. We initiated our position based on TCBI’s strong capital position, experienced management team, manageable credit quality position, and attractive valuation.

CIRCOR International Inc. provides fluid control valves to specialty niche markets including oil and gas and aerospace. New management in 2006 has dramatically improved the company’s competitive position through product innovation and improvements in operational efficiency. While the stock has weakened significantly in the last year reflecting industrial market weakness and a down cycle in energy capital spending, we believe the stock is very attractive at a price close to book value and with a debt free balance sheet.

We also initiated a holding in WABCO Holdings Inc., a leading producer of electric and electromechanical parts for trucks and buses. A dominant manufacturer in Europe, the company is expanding in Asia and North America.

We eliminated a number of portfolio holdings during the year. In addition to those already mentioned, others included Commscope, Community Health Systems, Fossil, Quantum, Sappi, Acuity Brands, Century Aluminum, Domtar, Smithfield Foods, CF Industries, Kennametal, and WD-40.

Nuveen Tradewinds Value Opportunities Fund

The Nuveen Tradewinds Value Opportunities Fund’s Class A Shares at net asset value outperformed both the Russell and Lipper indexes over the past twelve months ending June 30, 2009.

The Fund seeks long-term capital appreciation by investing in equity securities of companies with varying market capitalizations selected using an eclectic, value-oriented process. Tradewinds seeks to provide superior risk-adjusted returns through an analyst-driven, value-oriented approach. Portfolio managers look for undervalued companies where catalysts exist to unlock value or improve profitability. Such catalysts can be new management, improving fundamentals, renewed management focus, industry consolidation or company restructuring.

While we are bottom up, value investors, we are also keenly aware of the ever-changing world in which we live and its implications for the Fund’s portfolio. We are assessing the longer term implications for the global economy of increased government involvement in what were private enterprises and the recent rhetoric regarding protectionism of sovereign industries that is appearing. Also, as the world’s central banks continue to “print” money and inject unprecedented amounts of liquidity into markets, we have to be cognizant of the intended, and more importantly, unintended consequences of such actions. This has helped

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markets to rally in the short term, and means that right now many individual companies are very attractively valued, while markets are generally attractively valued for long term investors. Given the fact that Tradewinds’ focus is to buy good businesses at attractive prices rather than timing markets, as well as to focus on the supply side of industry dynamics rather than the demand side, we have been trying to take advantage of investor over-optimism or pessimism to analyze and buy those companies other investors shun. We are currently finding good opportunities in the technology, telecommunications, transportation and utilities sectors, while we have recently been reducing exposure in the energy, materials and processing and producer durables sectors.

A significant portion of the Fund’s relative outperformance over the period was due to its relative overweight exposure to comparative strong returning sectors or stocks. The one exception was the technology sector, where the Fund underperformed the Russell Index on both an absolute and relative basis. The Fund’s return also was aided by its relative underexposure to the financials sector, which was the worst performing sector in the index.

Materials and processing was the Fund’s top performing sector, with three of the portfolio’s top ten performers, all gold companies. Though gold stocks performed particularly poorly in the third quarter of 2008 due to general underperformance by the gold mining industry and somewhat indiscriminate selling of these stocks, they rebounded and were the best performers in the fourth quarter of 2008 and first quarter of 2009. Lihir Gold Limited was the portfolio’s top performer, a gold producer in the Australasian region. Three of its primary assets – Lihir Island in Papua New Guinea, Bonikro in Cote d’Ivoire and Mt. Rawdon in Australia – performed well. Gold Fields Limited, a South Africa-based gold producing company, operates mines in South Africa, Ghana, Australia and Peru. The depreciation of the South African Rand reduced the company’s input costs and improved profitability margins. Kinross Gold Corporation is a senior gold producer with operations located in the United States, Brazil, Chile and Russia. The company has had a strong production growth and lowered its unit costs. Generally, gold companies were aided by strengthening gold prices and a slowly returning level of normalcy in equity markets.

Another strong performer was Tata Motors Limited, ADR, a member of the producer durables sector. The company is India’s largest truck maker, and its principal activities are to manufacture and market commercial, utility and passenger vehicles. The company was able to arrange refinancing for a bridge loan. This eased investor concerns and the stock rallied at the news.

Whole Foods Market, Inc. in the consumer staples sector also performed well. The company has taken positive steps to reduce its development costs due to its rapid store expansion and in March 2009 announced that it had reached its antitrust settlement with the Federal over its proposed merger with competitor Wild Oats. Despite the strong return from Whole Foods, the sector also had one of the worst detractors to Fund performance.

16	Nuveen Investments

Smithfield Foods, Inc., a hog producer, and pork processor, saw its share price declined significantly during the second half of 2008 and first quarter of 2009 due to the fish disease problems in South America, low product pricing, oversupply of hogs, weak domestic demand and concerns regarding the company’s debt covenants.

Health care was the third best performing sector for the Fund. Its top holding was Apria Healthcare Group Incorporated, a provider of a range of home health care services with three service lines: home respiratory therapy, home infusion therapy and home medical equipment. In October 2008, the company was acquired by The Blackstone Group L.P.. We no longer hold Blackstone Group at the end of the reporting period. Another positive contributor to performance from this sector was Amgen Incorporated. The company develops, manufactures and markets human therapeutics based on advances in cellular and molecular biology. While the health care sector outperformed, one of its members, Health Net Inc., was a detractor to Fund performance. The company delivers managed healthcare services and its stock price fell in the fourth quarter of 2008 after the company forecasted lower revenue and higher costs, primarily in its commercial business. The stock price did rebound somewhat in the first half of 2009, spurred by better than expected first quarter earnings.

Despite the relative outperformance of the materials and processing sector, two of its members were also among the worst detractors in the Fund for this period. Domtar Corp., a manufacturer and marketer of paper and pulp in North America, underperformed due to oversupply, decreasing demand for paper and looming concerns over the company’s ability to refinance its 2011 debt maturities. AngloGold Ashanti Limited was another poor performer recently. The stock enjoyed a strong run in 2008, but its short-term outlook looks cloudy because of safety-related work stoppages and contentious labor unions relations. The position was sold before the end of the period.

The unprecedented drop in energy commodity prices in the second half of 2008 led the energy sector to be the worst performing sector for the period on an absolute basis. Shares of coal related stocks declined significantly as oil and gas prices continued to decline. The biggest detractor to Fund’s performance from this sector was Arch Coal Inc., whose investors are concerned by the recent company’s weaker than expected earnings. Another significant detractor to performance was Warren Resources Inc. an independent energy company engaged in the exploration and development of onshore oil and gas reserves.

Sprint Nextel Corp., a global communication company, was another detractor to performance. The company performed poorly in the second half of 2008 because it was unable to moderate subscriber losses and its significant balance sheet debt as it continued to navigate the merger of Sprint and Nextel. The position was sold before the end of the period.

Nuveen Investments	17

1	The since-inception return for the Nuveen Multi-Manager Large-Cap Value Fund is as of 8/7/96, Nuveen NWQ Multi-Cap Value Fund is calculated from 11/4/97, and the Nuveen NWQ Large-Cap Value Fund is from 12/15/06

2	The Lipper Funds Indexes are managed indexes that represent the average annualized returns of the 30 largest funds in each respective Lipper Funds category. The since inception return for the Lipper Multi-Cap Value Funds Index for the Nuveen NWQ Multi-Cap Value Fund represent returns for the period 11/30/97-6/30/08 as returns for that time period are only available on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns

As of 6/30/09

	1-Year	5-Year	10-Year	Since Inception[1]
Nuveen Multi-Manager Large-Cap Value Fund
A Shares at NAV	-28.95%	-0.56%	-0.08%	4.88%
A Shares at Offer	-33.03%	-1.74%	-0.67%	4.40%
Lipper Large-Cap Value Funds Index[2]	-26.95%	-2.40%	-0.62%	4.11%
Russell 1000 Value Index[3]	-29.03%	-2.13%	-0.15%	5.44%
S&P 500 Index[3]	-26.21%	-2.24%	-2.22%	4.35%
Nuveen NWQ Multi-Cap Value Fund
A Shares at NAV	-34.12%	-5.70%	2.56%	4.45%
A Shares at Offer	-37.91%	-6.81%	1.95%	3.93%
Lipper Multi-Cap Value Funds Index[2]	-26.87%	-2.45%	1.26%	2.13%
Russell 3000 Value Index[3]	-28.73%	-2.14%	0.21%	2.56%
S&P 500 Index[3]	-26.21%	-2.24%	-2.22%	1.39%
Nuveen NWQ Large-Cap Value Fund
A Shares at NAV	-26.57%	N/A	N/A	-16.01%
A Shares at Offer	-30.79%	N/A	N/A	-17.94%
Lipper Multi-Cap Value Funds Index[2]	-26.87%	N/A	N/A	-16.48%
Russell 1000 Value Index[3]	-29.03%	N/A	N/A	-17.57%

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns at NAV would be lower if sales charges were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

18	Nuveen Investments

1	The since-inception return for the Nuveen NWQ Small/Mid-Cap Value Fund is as of 12/15/06 while the Nuveen NWQ Small-Cap Value Fund and Nuveen Tradewinds Value Opportunities Fund are calculated as of 12/9/04.

2	The Lipper Funds Indexes are managed indexes that represent the average annualized returns of the 30 largest funds in each respective Lipper Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Russell 2500 Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000 Value or the Russell 2000 Value Indexes. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns

As of 6/30/09

	1-Year	5-Year	10-Year	Since Inception[1]
Nuveen NWQ Small/Mid-Cap Value Fund
A Shares at NAV	-35.34%	N/A	N/A	-20.81%
A Shares at Offer	-39.05%	N/A	N/A	-22.63%
Lipper Small-Cap Value Funds Index[2]	-24.24%	N/A	N/A	-15.50%
Russell 2500 Value Index[3]	-26.24%	N/A	N/A	-17.05%
Nuveen NWQ Small-Cap Value Fund
A Shares at NAV	-39.29%	N/A	N/A	-6.31%
A Shares at Offer	-42.78%	N/A	N/A	-7.52%
Lipper Small-Cap Value Funds Index[2]	-24.24%	N/A	N/A	-3.47%
Russell 2000 Value Index[3]	-25.24%	N/A	N/A	-5.20%
Nuveen Tradewinds Value Opportunities Fund
A Shares at NAV	-13.47%	N/A	N/A	7.87%
A Shares at Offer	-18.46%	N/A	N/A	6.48%
Lipper Multi-Cap Core Funds Index[2]	-26.35%	N/A	N/A	-2.88%
Russell 3000 Value Index[3]	-28.73%	N/A	N/A	-4.84%

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns at NAV would be lower if sales charges were included. Returns reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	19

Nuveen Multi-Manager Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen NWQ Multi-Cap Value Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 3000 Value Index is a market-capitalization weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index represents the 3000 largest U.S. companies. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

20	Nuveen Investments

Nuveen NWQ Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen NWQ Small/Mid-Cap Value Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Value Funds category. The Russell 1000 Value Index is a market capitalization-weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value. The Lipper Small-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Value Funds category. The Russell 2500 Value Index is a market capitalization-weighted index of those firms in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	21

Nuveen NWQ Small-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen Tradewinds Value Opportunities Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Small-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Value Funds category. The Russell 2000 Value Index is a market capitalization-weighted index of those firms in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth value. The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The Russell 3000 Value Index is a market capitalization-weighted index of those firms in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth value. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

22	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen Multi-Manager Large-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbol	NNGAX	NNGBX	NNGCX	NMMTX	NNGRX
NAV	$14.23	$13.84	$13.80	$14.31	$14.28
Latest Capital Gain Distribution[2]	$1.5761	$1.5761	$1.5761	$1.5761	$1.5761
Latest Ordinary Income Distribution[3]	$0.1890	$0.0289	$0.0289	$0.1395	$0.2432
Inception Date	8/07/96	8/07/96	8/07/96	8/04/08	8/07/96

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-28.95%	-33.03%
5-Year	-0.56%	-1.74%
10-Year	-0.08%	-0.67%

B Shares	w/o CDSC	w/CDSC
1-Year	-29.46%	-31.99%
5-Year	-1.30%	-1.43%
10-Year	-0.67%	-0.67%

C Shares	NAV
1-Year	-29.52%
5-Year	-1.32%
10-Year	-0.83%

R3 Shares	NAV
1-Year	-29.21%
5-Year	-0.87%
10-Year	-0.36%

I Shares	NAV
1-Year	-28.83%
5-Year	-0.33%
10-Year	0.17%

Top Five Common Stock Holdings[4]
JPMorgan Chase & Co.	3.8%
Chevron Corporation	2.8%
Exxon Mobil Corporation	2.3%
Wells Fargo & Company	2.1%
Occidental Petroleum Corporation	2.1%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$274,747
Number of Stocks	623

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.23%	1.20%	10/31/08
Class B	1.98%	1.95%	10/31/08
Class C	1.98%	1.95%	10/31/08
Class R3	1.48%	1.45%	10/31/08
Class I	0.98%	0.95%	10/31/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios were restated to reflect current expense reimbursements as if such expense reimbursements had been in effect during the previous fiscal year, and to better reflect the expected ratios of the Fund for the current fiscal year. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a contractual a contractual commitment by the Fund’s investment adviser to waive fees and reimburse certain expenses through October 31, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinstatement privilege for Class B Shares is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 18, 2008.

3	Ordinary income distribution consists of ordinary income paid on December 31, 2008.

4	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Nuveen Investments	23

Fund Spotlight as of 6/30/09 Nuveen Multi-Manager Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	14.0%
Pharmaceuticals	9.1%
Insurance	5.0%
Diversified Financial Services	4.8%
Commercial Banks	4.0%
Capital Markets	3.5%
Diversified Telecommunication Services	3.3%
Beverages	3.0%
Media	3.0%
Electric Utilities	3.0%
Specialty Retail	2.8%
Aerospace & Defense	2.8%
Semiconductors & Equipment	2.5%
Food & Staples Retailing	2.4%
Road & Rail	2.2%
Metal & Mining	2.1%
Energy Equipment & Services	2.0%
Software	1.7%
Chemicals	1.6%
Machinery	1.5%
Computers & Peripherals	1.5%
Investment Companies	1.4%
IT Services	1.3%
Health Care Equipment & Supplies	1.3%
Food Products	1.1%
Tobacco	1.1%
Biotechnology	1.1%
Short-Term Investments	2.0%
Other	14.9%

1	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,002.10	$998.60	$997.80	$1,000.70	$1,002.80	$1,018.99	$1,015.27	$1,015.27	$1,017.60	$1,020.23
Expenses Incurred During Period	$5.81	$9.51	$9.51	$7.19	$4.57	$5.86	$9.59	$9.59	$7.25	$4.61

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.17%, 1.92%, 1.92%, 1.45% and 0.92% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen NWQ Multi-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NQVAX	NQVBX	NQVCX	NMCTX	NQVRX
NAV	$12.22	$11.84	$11.84	$12.16	$12.22
Inception Date	12/09/02	12/09/02	12/09/02	8/04/08	11/04/97

Effective December 6, 2002, based on shareholder approval, the Nuveen NWQ Multi-Cap Value Fund acquired the assets and performance history of the PBHG Special Equity Fund. The Fund had no assets prior to the acquisition. In addition, on December 14, 2001, the PBHG Special Equity Fund acquired the assets of the NWQ Special Equity Portfolio. The information presented for the Nuveen NWQ Multi-Cap Value Fund prior to the acquisition date represents the expense adjusted performance of the predecessor funds.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-34.12%	-37.91%
5-Year	-5.70%	-6.81%
10-Year	2.56%	1.95%

B Shares	w/o CDSC	w/CDSC
1-Year	-34.62%	-37.24%
5-Year	-6.41%	-6.58%
10-Year	1.94%	1.94%

C Shares	NAV
1-Year	-34.62%
5-Year	-6.41%
10-Year	1.79%

R3 Shares	NAV
1-Year	-34.31%
5-Year	-5.98%
10-Year	2.26%

I Shares	NAV
1-Year	-33.95%
5-Year	-5.48%
10-Year	2.82%

Top Five Common Stock Holdings[2]
CA Inc.	6.6%
Viacom Inc., Class B	5.7%
Noble Energy, Inc.	4.6%
Motorola, Inc.	4.6%
Reinsurance Group America Inc.	4.4%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$399,034
Number of Common Stocks	38

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.33%	1.33%	6/30/08
Class B	2.08%	2.08%	6/30/08
Class C	2.08%	2.08%	6/30/08
Class R3	1.58%	1.58%	10/31/08
Class I	1.09%	1.09%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Nuveen Investments	25

Fund Spotlight as of 6/30/09 Nuveen NWQ Multi-Cap Value Fund

Industries[1]
Insurance	15.2%
Oil, Gas & Consumable Fuels	13.6%
Metals & Mining	8.9%
Media	8.7%
Software	6.6%
Pharmaceuticals	6.2%
Aerospace & Defense	5.4%
Communications Equipment	4.6%
Tobacco	4.1%
Machinery	3.8%
Biotechnology	3.6%
Diversified Financial Services	3.5%
Short-Term Investments	1.6%
Other	14.2%
1	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,081.40	$1,077.30	$1,077.30	$1,079.90	$1,083.30	$1,016.81	$1,013.09	$1,013.09	$1,015.62	$1,018.10
Expenses Incurred During Period	$8.31	$12.16	$12.16	$9.54	$6.97	$8.05	$11.78	$11.78	$9.25	$6.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.61%, 2.36%, 2.36%, 1.85% and 1.35% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

26	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen NWQ Large-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NQCAX	NQCBX	NQCCX	NQCRX
NAV	$12.71	$12.60	$12.60	$12.72
Latest Ordinary Income Distribution[2]	$0.0695	$ —	$ —	$0.1105
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-26.57%	-30.79%
Since Inception	-16.01%	-17.94%

B Shares	w/o CDSC	w/CDSC
1-Year	-27.13%	-30.04%
Since Inception	-16.61%	-17.94%

C Shares	NAV
1-Year	-27.13%
Since Inception	-16.61%

I Shares	NAV
1-Year	-26.35%
Since Inception	-15.78%

Top Five Common Stock Holdings[3]
CA Inc.	6.4%
Viacom Inc., Class B	4.0%
Apache Corporation	4.0%
Noble Energy, Inc.	3.9%
AngloGold Ashanti Limited, Sponsored ADR	3.7%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$61,315
Number of Common Stocks	40

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.66%	1.33%	6/30/08
Class B	2.43%	2.08%	6/30/08
Class C	2.42%	2.08%	6/30/08
Class I	1.40%	1.08%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Ordinary income distribution consists of ordinary income paid on December 31, 2008.

3	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Nuveen Investments	27

Fund Spotlight as of 6/30/09 Nuveen NWQ Large-Cap Value Fund

Industries[1]
Insurance	13.6%
Oil, Gas & Consumable Fuels	12.3%
Software	8.4%
Metals & Mining	8.1%
Media	6.0%
Aerospace & Defense	4.5%
Pharmaceuticals	4.3%
Communications Equipment	3.6%
Commercial Services & Supplies	3.6%
Biotechnology	3.5%
Tobacco	3.1%
Diversified Financial Services	3.0%
Commercial Banks	2.1%
Short-Term Investments	9.7%
Other	14.2%

1	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,043.50	$1,040.50	$1,040.50	$1,045.20	$1,018.10	$1,014.33	$1,014.38	$1,019.39
Expenses Incurred During Period	$6.84	$10.68	$10.62	$5.53	$6.76	$10.49	$10.49	$5.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.35%, 2.10%, 2.10% and 1.09% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

28	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen NWQ Small/Mid-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSMAX	NSMBX	NSMCX	NSMRX
NAV	$11.05	$10.82	$10.83	$10.96
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-35.34%	-39.05%
Since Inception	-20.81%	-22.63%

B Shares	w/o CDSC	w/CDSC
1-Year	-35.98%	-38.54%
Since Inception	-21.47%	-22.72%

C Shares	NAV
1-Year	-35.88%
Since Inception	-21.44%

I Shares	NAV
1-Year	-35.98%
Since Inception	-20.98%

Top Five Common Stock Holdings[2]
Elizabeth Arden, Inc.	4.9%
Griffon Corporation	4.0%
Reinsurance Group of America Inc.	4.0%
Hanover Insurance Group Inc.	3.7%
Acergy S.A., ADR	3.6%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$5,818
Number of Common Stocks	44

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.65%	1.43%	6/30/08
Class B	2.12%	2.11%	6/30/08
Class C	2.39%	2.18%	6/30/08
Class I	1.16%	1.15%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Nuveen Investments	29

Fund Spotlight as of 6/30/09 Nuveen NWQ Small/Mid-Cap Value Fund

Industries[1]
Insurance	19.3%
Oil, Gas & Consumable Fuels	9.7%
Electronic Equipment & Instruments	9.2%
Machinery	8.2%
Communications Equipment	6.3%
Metals & Mining	5.9%
Building Products	5.6%
Personal Products	4.9%
Pharmaceuticals	4.7%
Energy Equipment & Services	4.4%
Thrifts & Mortgage Finance	2.9%
Containers & Packaging	2.9%
Short-Term Investments	2.0%
Other	14.0%

1	As a percentage of total investments as of 6/30/09. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,054.40	$1,051.50	$1,054.50	$1,055.90	$1,017.60	$1,013.88	$1,013.88	$1,018.74
Expenses Incurred During Period	$7.39	$11.19	$11.24	$6.22	$7.25	$10.99	$10.99	$6.11

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.45%, 2.20%, 2.20% and 1.22% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

30	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen NWQ Small-Cap Value Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	I Shares[1]
Fund Symbols	NSCAX	NSCBX	NSCCX	NSCRX
NAV	$14.14	$13.74	$13.76	$14.21
Inception Date	12/09/04	12/09/04	12/09/04	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-39.29%	-42.78%
Since Inception	-6.31%	-7.52%

B Shares	w/o CDSC	w/CDSC
1-Year	-39.71%	-42.12%
Since Inception	-7.00%	-7.40%

C Shares	NAV
1-Year	-39.70%
Since Inception	-6.98%

I Shares	NAV
1-Year	-39.12%
Since Inception	-6.06%

Top Five Common Stock Holdings[2]
Standard Microsystems Corporation	3.8%
Avocent Corporation	3.7%
Acergy S.A., ADR	3.6%
Griffon Corporation	3.4%
St Mary Land and Exploration Company	3.4%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$73,776
Number of Common Stocks	44

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.47%	1.47%	6/30/08
Class B	2.22%	2.22%	6/30/08
Class C	2.22%	2.22%	6/30/08
Class I	1.22%	1.22%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Nuveen Investments	31

Fund Spotlight as of 6/30/09 Nuveen NWQ Small-Cap Value Fund

Industries[1]
Insurance	18.0%
Oil, Gas & Consumable Fuels	10.4%
Machinery	10.1%
Communications Equipment	6.9%
Semiconductors & Equipment	6.9%
Commercial Banks	5.4%
Building Products	4.9%
Electrical Equipment	4.2%
Energy Equipment & Services	3.6%
Paper & Forest Products	3.3%
Pharmaceuticals	3.0%
Personal Products	2.9%
Containers & Packaging	2.8%
Short-Term Investments	3.6%
Other	14.0%

1	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,031.40	$1,027.70	$1,027.60	$1,033.50	$1,016.71	$1,013.04	$1,013.04	$1,018.05
Expenses Incurred During Period	$8.21	$11.92	$11.91	$6.86	$8.15	$11.83	$11.83	$6.80

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.63%, 2.37%, 2.37% and 1.36% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

32	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen Tradewinds Value Opportunities Fund

Quick Facts
	A Shares	B Shares[1]	C Shares	R3 Shares	I Shares[1]
Fund Symbols	NVOAX	NVOBX	NVOCX	NTVTX	NVORX
NAV	$24.17	$23.78	$23.77	$24.23	$24.19
Latest Capital Gain Distribution[2]	$0.5135	$0.5135	$0.5135	$0.5135	$0.5135
Latest Ordinary Income Distribution[3]	$0.5840	$0.5372	$0.5372	$0.5372	$0.6509
Inception Date	12/09/04	12/09/04	12/09/04	8/04/08	12/09/04

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 Shares are actual for the period since class inception; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-13.47%	-18.46%
Since Inception	7.87%	6.48%

B Shares	w/o CDSC	w/CDSC
1-Year	-14.10%	-17.35%
Since Inception	7.06%	6.71%

C Shares	NAV
1-Year	-14.14%
Since Inception	7.05%

R3 Shares	NAV
1-Year	-13.67%
Since Inception	7.59%

I Shares	NAV
1-Year	-13.29%
Since Inception	8.13%

Top Five Common Stock Holdings[4]
Lihir Gold Limited, Sponsored ADR	3.8%
Newmont Mining Corporation	3.6%
Kinross Gold Corporation	3.4%
Barrick Gold Corporation	3.1%
Tyson Foods, Inc., Class A	2.9%

Portfolio Allocation4

Portfolio Statistics
Net Assets ($000)	$1,063,231
Number of Common Stocks	63

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.42%	1.41%	6/30/08
Class B	2.17%	2.16%	6/30/08
Class C	2.17%	2.16%	6/30/08
Class R3	1.67%	1.67%	10/31/08
Class I	1.17%	1.17%	6/30/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios for Class R3 are estimated based on the actual expenses for the Fund during the most recent fiscal year. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Fund or for purposes of dividend reinvestment. Effective December 31, 2008, the reinvestment privilege for Class B is no longer available. Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 16, 2008.

3	Ordinary income distribution consists of short-term capital gains paid on December 16, 2008, and ordinary income paid on December 31, 2008, if any.

4	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Nuveen Investments	33

Fund Spotlight as of 6/31/09 Nuveen Tradewinds Value Opportunities Fund

Country Allocation[1]
United States	56.3%
Canada	15.6%
Australia	4.5%
Japan	2.1%
South Africa	2.0%
South Korea	1.9%
Brazil	1.5%
India	1.4%
Switzerland	0.8%
Argentina	0.8%
Turkey	0.5%
Short-Term Investments	12.6%

Industries[1]
Metals & Mining	20.7%
Oil, Gas & Consumable Fuels	11.1%
Food Products	5.4%
Health Care Providers & Services	4.8%
Machinery	3.4%
Communications Equipment	3.4%
Diversified Telecommunication Services	2.7%
Electronic Equipment & Instruments	2.6%
Electric Utilities	2.6%
Wireless Telecommunication Services	2.5%
Auto Components	2.2%
Software	2.1%
Media	2.0%
Pharmaceuticals	2.0%
Internet Software & Services	1.9%
Food & Staples Retailing	1.9%
Multi-Utilities	1.8%
Short-Term Investments	12.6%
Other	14.3%

1	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,227.50	$1,222.60	$1,222.10	$1,226.20	$1,228.50	$1,017.26	$1,013.59	$1,013.59	$1,016.12	$1,018.60
Expenses Incurred During Period	$8.39	$12.45	$12.45	$9.67	$6.90	$7.60	$11.28	$11.28	$8.75	$6.26

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.50%, 2.25%, 2.25%, 1.75% and 1.25% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

34	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Multi-Manager Large-Cap Value Fund, Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund, Nuveen NWQ Small-Cap Value Fund, and Nuveen Tradewinds Value Opportunities Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 24, 2009

Nuveen Investments	35

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund

June 30, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 97.2%

	Aerospace & Defense – 2.8%

500	Alliant Techsystems Inc., (2)	$41,180

100	BE Aerospace Inc., (2)	1,436

8,400	General Dynamics Corporation	465,276

83,950	Honeywell International Inc.	2,636,030

800	ITT Industries, Inc.	35,600

500	L-3 Communications Holdings, Inc.	34,690

30,750	Lockheed Martin Corporation	2,479,988

4,700	Northrop Grumman Corporation	214,696

29,410	Raytheon Company	1,306,686

2,500	Spirit AeroSystems Holdings Inc., (2)	34,350

7,700	United Technologies Corporation	400,092
	Total Aerospace & Defense	7,650,024
	Air Freight & Logistics – 0.1%

5,100	FedEx Corporation	283,662

200	UTI Worldwide, Inc.	2,280
	Total Air Freight & Logistics	285,942
	Airlines – 0.1%

200	Copa Holdings SA	8,164

23,200	Delta Air Lines, Inc., (2)	134,328

4,300	Southwest Airlines Co.	28,939
	Total Airlines	171,431
	Auto Components – 1.0%

41,250	Autoliv Inc., (2)	1,186,763

100	BorgWarner Inc.	3,415

300	Federal Mogul Corporation, Class A Shares, (2)	2,835

2,900	Goodyear Tire & Rubber Company, (2)	32,654

66,250	Johnson Controls, Inc.	1,438,950

400	TRW Automotive Holdings Corporation, (2)	4,520
	Total Auto Components	2,669,137
	Automobiles – 0.2%

91,400	Ford Motor Company, (2)	554,798

700	Harley-Davidson, Inc.	11,347

200	Thor Industries, Inc.	3,674
	Total Automobiles	569,819
	Beverages – 3.1%

400	Brown-Forman Corporation	17,192

46,300	Coca-Cola Company	2,221,937

8,100	Coca-Cola Enterprises Inc.	134,865

1,800	Constellation Brands, Inc., Class A, (2)	22,824

37,530	Dr. Pepper Snapple Group, (2)	795,261

49,920	Molson Coors Brewing Company, Class B	2,113,114

21,300	Pepsi Bottling Group, Inc.	720,792

1,500	PepsiAmericas Inc.	40,215

41,400	PepsiCo, Inc.	2,275,344
	Total Beverages	8,341,544

36	Nuveen Investments

Shares	Description (1)	Value

	Biotechnology – 1.1%

57,020	Amgen Inc., (2)	$3,018,639
	Building Products – 0.0%

600	Armstrong World Industries Inc., (2)	9,894

3,000	Masco Corporation	28,740

500	Owens Corning, (2)	6,390
	Total Building Products	45,024
	Capital Markets – 3.6%

3,000	Allied Capital Corporation	10,440

3,100	Ameriprise Financial, Inc.	75,237

160,954	Bank of New York Company, Inc.	4,717,562

1,300	E*Trade Group Inc., (2)	1,664

800	Franklin Resources, Inc.	57,608

5,300	Goldman Sachs Group, Inc.	781,432

47,170	Invesco LTD	840,569

100	Investment Technology Group, (2)	2,039

100	Janus Capital Group Inc.	1,140

800	Jefferies Group, Inc., (2)	17,064

56,460	Legg Mason, Inc.	1,376,495

57,180	Morgan Stanley	1,630,202

300	Northern Trust Corporation	16,104

1,800	Raymond James Financial Inc.	30,978

4,000	State Street Corporation	188,800
	Total Capital Markets	9,747,334
	Chemicals – 1.6%

1,100	Cabot Corporation	13,838

600	Celanese Corporation, Series A	14,250

3,400	Chemtura Corporation	816

40,000	Dow Chemical Company	645,600

101,950	E.I. Du Pont de Nemours and Company	2,611,959

2,100	Eastman Chemical Company	79,590

900	FMC Corporation	42,570

1,200	Huntsman Corporation	6,036

200	Interpid Potash Inc., (2)	5,616

1,300	Lubrizol Corporation	61,503

100	Nalco Holding Company	1,684

2,900	PPG Industries, Inc.	127,310

1,500	RPM International, Inc.	21,060

19,310	Scotts Miracle Gro Company	676,816

600	Sigma-Aldrich Corporation	29,736

100	Valhi Inc.	743

2,200	Valspar Corporation	49,566
	Total Chemicals	4,388,693
	Commercial & Professional Services – 0.4%

71,590	Corrections Corporation of America, (2)	1,216,314

Nuveen Investments	37

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Commercial Banks – 4.0%

3,700	Associated Banc-Corp.	$46,250

2,000	BancorpSouth Inc.	41,060

1,300	Bank of Hawaii Corporation	46,579

141,350	BB&T Corporation	3,106,873

300	BOK Financial Corporation	11,301

8,400	Capitalsource Inc.	40,992

700	City National Corporation	25,781

2,700	Comerica Incorporated	57,105

1,400	Commerce Bancshares Inc.	44,562

1,500	Cullen/Frost Bankers, Inc.	69,180

100	First Citizens Bancshs Inc.	13,365

2,641	First Horizon National Corporation, (2)	31,692

3,100	Fulton Financial Corporation	16,151

7,900	Huntington BancShares Inc.	33,022

1,700	KeyCorp.	8,908

1,400	M&T Bank Corporation	71,302

1,400	Marshall and Ilsley Corporation	6,720

9,600	PNC Financial Services Group, Inc.	372,576

6,300	Popular, Inc.	13,860

8,900	Regions Financial Corporation	35,956

5,200	SunTrust Banks, Inc.	85,540

2,200	Synovus Financial Corp.	6,578

3,400	TCF Financial Corporation	45,458

40,900	U.S. Bancorp	732,928

2,625	Valley National Bancorp.	30,713

244,030	Wells Fargo & Company	5,920,167

1,300	Whitney Holding Corporation	11,908

200	Wilmington Trust Corporation	2,732
	Total Commercial Banks	10,929,259
	Commercial Services & Supplies – 0.5%

2,300	Avery Dennison Corporation	59,064

2,400	Cintas Corporation	54,816

300	Pitney Bowes Inc.	6,579

8,900	R.R. Donnelley & Sons Company	103,418

31,570	Republic Services, Inc.	770,624

1,300	Steelcase Inc.	7,566

9,200	Waste Management, Inc.	259,072
	Total Commercial Services & Supplies	1,261,139
	Communications Equipment – 0.8%

4,100	Brocade Communications Systems Inc., (2)	32,062

111,450	Cisco Systems, Inc., (2)	2,077,428

400	Echostar Holding Corporation, Class A, (2)	6,376

4,800	Motorola, Inc.	31,824

5,100	Tellabs Inc., (2)	29,223
	Total Communications Equipment	2,176,913

38	Nuveen Investments

Shares	Description (1)	Value

	Computers & Peripherals – 1.5%

300	Diebold Inc.	$7,908

6,400	EMC Corporation, (2)	83,840

97,000	Hewlett-Packard Company	3,749,050

2,400	Lexmark International, Inc., Class A, (2)	38,040

200	NCR Corporation, (2)	2,366

1,900	QLogic Corporation, (2)	24,092

6,800	Seagate Technology	71,128

1,400	Sun Microsystems Inc., (2)	12,908

1,300	Teradata Corporation, (2)	30,459
	Total Computers & Peripherals	4,019,791
	Construction & Engineering – 0.3%

200	AECOM Technology Corporation, (2)	6,400

300	KBR Inc.	5,532

32,180	Quanta Services Incorporated, (2)	744,323

1,500	URS Corporation, (2)	74,280
	Total Construction & Engineering	830,535
	Construction Materials – 0.0%

1,500	Vulcan Materials Company	64,650
	Consumer Finance – 0.5%

2,100	American Express Company	48,804

55,300	Capital One Financial Corporation	1,209,964

18,500	Discover Financial Services	189,995

100	Student Loan Corporation	3,720
	Total Consumer Finance	1,452,483
	Containers & Packaging – 0.4%

1,100	AptarGroup Inc.	37,147

1,600	Ball Corporation	72,256

2,400	Bemis Company, Inc.	60,480

1,700	Owens-Illinois, Inc., (2)	47,617

1,700	Packaging Corp. of America	27,540

34,930	Pactiv Corporation, (2)	757,981

2,500	Sealed Air Corporation	46,125

2,400	Sonoco Products Company	57,480

4,000	Temple-Inland Inc.	52,480
	Total Containers & Packaging	1,159,106
	Distributors – 0.0%

3,500	Genuine Parts Company	117,460
	Diversified Consumer Services – 0.0%

2,200	Career Education Corporation, (2)	54,758

4,500	Service Corporation International	24,660

100	Weight Watcher’s International Inc.	2,577
	Total Diversified Consumer Services	81,995
	Diversified Financial Services – 4.9%

90,000	Bank of America Corporation	1,188,000

24,300	Citigroup Inc.	72,171

Nuveen Investments	39

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Diversified Financial Services (continued)

100	CME Group, Inc.	$31,111

304,470	JPMorgan Chase & Co.	10,385,467

3,200	Leucadia National Corporation, (2)	67,488

1,700	Moody’s Corporation	44,795

800	Nasdaq Stock Market, Inc., (2)	17,048

54,770	New York Stock Exchange Euronext	1,492,483
	Total Diversified Financial Services	13,298,563
	Diversified REIT – 0.1%

2,600	Liberty Property Trust	59,904

2,931	Vornado Realty Trust	131,983
	Total Diversified REIT	191,887
	Diversified Telecommunication Services – 3.3%

136,800	AT&T Inc.	3,398,112

58,950	BCE INC.	1,217,907

4,000	CenturyTel, Inc.	122,800

44,710	Embarq Corporation	1,880,503

9,200	Frontier Communications Corporation	65,688

33,000	Qwest Communications International Inc.	136,950

73,300	Verizon Communications Inc.	2,252,509

9,800	Windstream Corporation	81,928
	Total Diversified Telecommunication Services	9,156,397
	Electric Utilities – 3.0%

13,100	American Electric Power Company, Inc.	378,459

2,800	DPL Inc.	64,876

31,900	Duke Energy Corporation	465,421

20,450	Edison International	643,357

6,950	Entergy Corporation	538,764

31,490	Exelon Corporation	1,612,603

8,200	FirstEnergy Corp.	317,750

44,400	FPL Group, Inc.	2,524,584

3,300	Great Plains Energy Incorporated	51,315

2,700	Hawaiian Electric Industries	51,462

4,600	Northeast Utilities	102,626

4,900	NV Energy Inc.	52,871

6,300	Pepco Holdings, Inc.	84,672

3,400	Pinnacle West Capital Corporation	102,510

7,800	Progress Energy, Inc.	295,074

28,660	Southern Company	893,046
	Total Electric Utilities	8,179,390
	Electrical Equipment – 0.0%

900	Cooper Industries, Ltd., Class A	27,945

900	Hubbell Incorporated, Class B	28,854

1,700	Thomas & Betts Corporation, (2)	49,062
	Total Electrical Equipment	105,861

40	Nuveen Investments

Shares	Description (1)	Value

	Electronic Components – 0.0%

900	AVX Group	$8,937

1,100	Vishay Intertechnology Inc., (2)	7,469
	Total Electronic Components	16,406
	Electronic Equipment & Instruments – 0.2%

2,700	Arrow Electronics, Inc., (2)	57,348

900	Avnet Inc., (2)	18,927

5,200	Ingram Micro, Inc., (2)	91,000

800	Jabil Circuit Inc.	5,936

900	Molex Inc.	13,995

900	Tech Data Corporation, (2)	29,439

16,900	Tyco Electronics, Limited	314,171
	Total Electronic Equipment & Instruments	530,816
	Energy Equipment & Services – 2.0%

78,800	Baker Hughes Incorporated	2,871,472

6,300	BJ Services Company	85,869

300	ENSCO International Incorporated	10,461

800	Exterran Holdings, Inc., (2)	12,832

46,240	Halliburton Company	957,168

1,600	Helix Energy Solutions Group, (2)	17,392

2,600	Helmerich & Payne Inc.	80,262

2,400	Hercules Offshore Inc., (2)	9,528

1,100	Key Energy Services Inc., (2)	6,336

9,700	Nabors Industries Inc., (2)	151,126

600	Oil States International Inc., (2)	14,526

2,000	Patterson-UTI Energy, Inc.	25,720

39,420	Pride International Inc., (2)	987,865

2,400	Rowan Companies Inc.	46,368

600	SeaCor Smit Inc., (2)	45,144

1,400	Tidewater Inc.	60,018

400	Unit Corporation, (2)	11,028
	Total Energy Equipment & Services	5,393,115
	Food & Staples Retailing – 2.4%

1,500	BJ’s Wholesale Club, (2)	48,345

107,250	CVS Caremark Corporation	3,418,058

8,300	Kroger Co.	183,015

15,000	Rite Aid Corporation, (2)	22,650

9,700	Safeway Inc.	197,589

7,300	SUPERVALU INC.	94,535

1,100	Walgreen Co.	32,340

52,720	Wal-Mart Stores, Inc.	2,553,757
	Total Food & Staples Retailing	6,550,289
	Food Products – 1.2%

13,900	Archer-Daniels-Midland Company	372,103

3,000	Bunge Limited	180,750

2,300	Campbell Soup Company	67,666

Nuveen Investments	41

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Food Products (continued)

11,900	ConAgra Foods, Inc.	$226,814

1,800	Corn Products International, Inc.	48,222

500	Dean Foods Company, (2)	9,595

5,300	Del Monte Foods Company	49,714

15,420	General Mills, Inc.	863,828

2,700	H.J. Heinz Company	96,390

1,000	Hershey Foods Corporation	36,000

1,000	Hormel Foods Corporation	34,540

1,900	JM Smucker Company	92,454

1,800	Kellogg Company	83,826

32,100	Kraft Foods Inc.	813,414

1,200	McCormick & Company, Incorporated	39,036

11,000	Sara Lee Corporation	107,360

2,800	Tyson Foods, Inc., Class A	35,308
	Total Food Products	3,157,020
	Gas Utilities – 0.2%

2,600	AGL Resources Inc.	82,680

2,800	Atmos Energy Corporation	70,112

1,200	Energen Corporation	47,880

1,900	National Fuel Gas Company	68,552

2,700	ONEOK, Inc.	79,623

2,000	Questar Corporation	62,120

3,400	UGI Corporation	86,666
	Total Gas Utilities	497,633
	Health Care Equipment & Supplies – 1.3%

100	Beckman Coulter, Inc.	5,714

6,900	Boston Scientific Corporation, (2)	69,966

600	Cooper Companies, Inc.	14,838

90,360	Covidien PLC	3,383,078

800	Hill Rom Holdings Inc.	12,976

1,200	Hospira Inc., (2)	46,224

600	Inverness Medical Innovation, (2)	21,348

1,300	Teleflex Inc.	58,279

1,000	Zimmer Holdings, Inc., (2)	42,600
	Total Health Care Equipment & Supplies	3,655,023
	Health Care Providers & Services – 1.1%

2,900	Aetna Inc.	72,645

2,800	AmerisourceBergen Corporation	49,672

1,400	Cardinal Health, Inc.	42,770

3,400	CIGNA Corporation	81,906

600	Community Health Systems Inc., (2)	15,150

3,100	Coventry Health Care, Inc., (2)	58,001

400	Davita Inc., (2)	19,784

2,200	Health Management Associates Inc., (2)	10,868

800	Health Net Inc., (2)	12,440

42	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

100	Henry Schein Inc., (2)	$4,795

1,400	Humana Inc., (2)	45,164

1,700	Lifepoint Hospitals Inc., (2)	44,625

200	Lincare Holdings, (2)	4,704

1,200	McKesson HBOC Inc.	52,800

100	Medax Inc., (2)	4,213

1,500	Omnicare, Inc.	38,640

27,810	Quest Diagnostics Incorporated	1,569,318

10,000	UnitedHealth Group Incorporated	249,800

1,000	Universal Health Services, Inc., Class B	48,850

9,600	Wellpoint Inc., (2)	488,544
	Total Health Care Providers & Services	2,914,689
	Health Care Technology – 0.0%

4,100	Health Corporation, (2)	53,710

1,900	IMS Health Incorporated	24,130
	Total Health Care Technology	77,840
	Hotels, Restaurants & Leisure – 0.9%

100	Boyd Gaming Corporation, (2)	850

8,900	Carnival Corporation	229,353

400	Choice Hotels International, Inc.	10,644

300	Interval Leisure Group Inc., (2)	2,796

500	Intl Speedway Corporation	12,805

25,070	McDonald’s Corporation	1,441,274

700	MGM Mirage Inc., (2)	4,473

60,740	Royal Caribbean Cruises Limited	822,420

5,600	Wyndham Worldwide Corporation	67,872
	Total Hotels, Restaurants & Leisure	2,592,487
	Household Durables – 0.2%

1,600	Black & Decker Corporation	45,856

700	Centex Corporation	5,922

1,400	D.R. Horton, Inc.	13,104

3,300	Fortune Brands Inc.	114,642

100	Harman International Industries Inc.	1,880

1,000	Jarden Corporation, (2)	18,750

500	KB Home	6,840

2,500	Leggett and Platt Inc.	38,075

1,400	Lennar Corporation, Class A	13,566

400	MDC Holdings Inc.	12,044

900	Mohawk Industries Inc., (2)	32,112

2,400	Newell Rubbermaid Inc.	24,984

1,200	Pulte Corporation, (2)	10,596

1,200	Snap-on Incorporated	34,488

1,800	Stanley Works	60,912

1,000	Toll Brothers Inc., (2)	16,970

2,800	Whirlpool Corporation	119,168
	Total Household Durables	569,909

Nuveen Investments	43

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Household Products – 0.8%

1,500	Clorox Company	$83,745

5,100	Kimberly-Clark Corporation	267,393

35,600	Procter & Gamble Company	1,819,160
	Total Household Products	2,170,298
	Independent Power Producers & Energy Traders – 0.1%

300	Constellation Energy Group	7,974

8,800	Dynegy Inc., (2)	19,976

2,700	Mirant Corporation, (2)	42,498

5,400	NRG Energy Inc., (2)	140,184
	Total Independent Power Producers & Energy Traders	210,632
	Industrial Conglomerates – 1.0%

700	Carlisle Companies Inc.	16,828

220,500	General Electric Company	2,584,260

6,200	Tyco International Ltd.	161,076
	Total Industrial Conglomerates	2,762,164
	Industrial REIT – 0.1%

700	AMB Property Corp.	13,167

15,700	ProLogis	126,542
	Total Industrial REIT	139,709
	Insurance – 5.0%

74,660	Ace Limited	3,302,212

102	Alleghany Corporation, Term Loan, (2)	27,642

1,700	Allied World Assurance Holdings	69,411

5,700	Allstate Corporation	139,080

2,100	American Financial Group Inc.	45,318

200	American National Insurance Company	15,116

32,150	Aon Corporation	1,217,521

1,800	Arch Capital Group Limited, (2)	105,444

1,800	Arthur J. Gallagher & Co.	38,412

44,406	Assurant Inc.	1,069,741

2,900	Axis Capital Holdings Limited	75,922

1,900	Brown & Brown Inc.	37,867

10,500	Chubb Corporation	418,740

4,200	Cincinnati Financial Corporation	93,870

200	CNA Financial Corporation	3,094

1,400	Endurance Specialty Holdings, Limited	41,020

500	Erie Indemnity Company	17,880

1,000	Everest Reinsurance Group Ltd	71,570

4,200	Fidelity National Title Group Inc., Class A	56,826

28,094	First American Corporation	727,916

1,100	Hanover Insurance Group Inc.	41,921

3,500	HCC Insurance Holdings Inc.	84,035

7,600	Lincoln National Corporation	130,796

8,600	Loews Corporation	235,640

100	Markel Corporation, (2)	28,170

44	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

7,400	Marsh & McLennan Companies, Inc.	$148,962

1,300	MBIA Inc., (2)	5,629

500	Mercury General Corporation	16,715

9,300	MetLife, Inc.	279,093

4,600	Old Republic International Corporation	45,310

1,000	OneBeacon Insurance Group Limited, Class A	11,690

1,100	PartnerRe Limited	71,445

68,930	Principal Financial Group, Inc.	1,298,641

62,490	Progressive Corporation, (2)	944,224

400	Protective Life Corporation	4,576

4,200	Prudential Financial, Inc.	156,324

1,000	Reinsurance Group of America Inc.	34,910

1,000	RenaisasnceRE Holdings, Limited	46,540

800	StanCorp Financial Group Inc.	22,944

1,500	Torchmark Corporation	55,560

200	Transatlantic Holdings Inc.	8,666

53,470	Travelers Companies, Inc.	2,194,409

600	Unitrin, Inc.	7,212

6,900	Unum Group	109,434

100	White Mountain Insurance Group	22,891

3,300	WR Berkley Corporation	70,851

3,300	XL Capital Ltd, Class A	37,818
	Total Insurance	13,689,008
	Internet & Catalog Retail – 0.0%

2,600	Expedia, Inc., (2)	39,286

300	Hosting Site Network, Inc., (2)	3,171

6,600	Liberty Media Holding Corporation Interactive, Class A, (2)	33,066
	Total Internet & Catalog Retail	75,523
	Internet Software & Services – 0.0%

2,700	IAC/InterActiveCorp., (2)	43,335
	IT Services – 1.4%

18,180	Affiliated Computer Services, Inc., (2)	807,556

2,200	Amdocs Limited, (2)	47,190

6,600	Computer Sciences Corporation, (2)	292,380

800	Convergys Corporation, (2)	7,424

100	DST Systems Inc., (2)	3,695

2,500	Fidelity National Information Services	49,900

2,000	Lender Processing Services Inc.	55,540

2,800	SAIC, Inc., (2)	51,940

1,100	Unisys Corporation, (2)	1,661

38,600	Visa Inc.	2,403,236
	Total IT Services	3,720,522
	Leisure Equipment & Products – 0.4%

9,200	Eastman Kodak Company	27,232

39,960	Hasbro, Inc.	968,630

8,700	Mattel, Inc.	139,635
	Total Leisure Equipment & Products	1,135,497

Nuveen Investments	45

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.1%

400	Charles River Laboratories International, Inc., (2)	$13,500

600	Life Technologies Corporation, (2)	25,032

1,000	Perkinelmer Inc.	17,400

3,100	Thermo Fisher Scientific, Inc., (2)	126,387
	Total Life Sciences Tools & Services	182,319
	Machinery – 1.5%

500	AGCO Corporation, (2)	14,535

30,800	Caterpillar Inc.	1,017,632

800	Crane Company	17,848

30,650	Cummins Inc.	1,079,187

900	Danaher Corporation	55,566

500	Dover Corporation	16,545

2,500	Eaton Corporation	111,525

16,050	Flowserve Corporation	1,120,451

1,300	Gardner Denver, Inc., (2)	32,721

200	IDEX Corporation	4,914

8,100	Illinois Tool Works, Inc.	302,454

10,800	Ingersoll Rand Company Limited, Class A	225,720

1,200	Kennametal Inc.	23,016

300	Lincoln Electric Holdings Inc.	10,812

2,300	Pentair, Inc.	58,926

5,400	Terex Corporation, (2)	65,178

1,800	Timken Company	30,744

2,800	Trinity Industries Inc.	38,136
	Total Machinery	4,225,910
	Marine – 0.0%

1,100	Alexander and Bald, Inc., (2)	25,784
	Media – 3.0%

400	Ascent Media Corporation, (2)	10,632

37,760	Cablevision Systems Corporation	732,922

37,300	CBS Corporation, Class B	258,116

200	Clear Channel Outdoor Holdings Inc., Class A, (2)	1,060

90,250	Comcast Corporation, Class A	1,307,723

1,900	Discovery Communications Inc., Class C Shares, (2)	39,007

5,500	Gannett Company Inc.	19,635

1,300	Interpublic Group Companies, Inc., (2)	6,565

3,900	Liberty Global Inc, A Shares, (2)	61,971

900	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	12,204

2,600	McGraw-Hill Companies, Inc.	78,286

500	Meredith Corporation	12,775

40,200	News Corporation, Class A	366,222

18,900	Omnicom Group, Inc.	596,862

1,100	Regal Entertainment Group, Class A	14,619

600	Scripps Networks Interactive, Class A Shares	16,698

8,931	Time Warner Cable, Class A, (2)	282,845

46	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

31,600	Time Warner Inc.	$796,004

124,050	Viacom Inc., Class B, (2)	2,815,935

14,600	Virgin Media, Inc.	136,510

29,700	Walt Disney Company	692,901

100	Warner Music Group Corporation, (2)	585
	Total Media	8,260,077
	Metals & Mining – 2.1%

2,900	Alcoa Inc.	29,957

1,000	Carpenter Technology Inc.	20,810

2,000	Commercial Metals Company	32,060

45,123	Freeport-McMoRan Copper & Gold, Inc.	2,261,114

52,050	Newmont Mining Corporation	2,127,284

5,800	Nucor Corporation	257,694

1,500	Reliance Steel & Aluminum Company	57,585

400	Schnitzer Steel Industries, Inc.	21,144

71,174	Steel Dynamics Inc.	1,048,393

1,100	Titanium Metals Corporation	10,109

400	United States Steel Corporation	14,296
	Total Metals & Mining	5,880,446
	Mortgage REIT – 0.5%

98,210	Annaly Capital Management Inc.	1,486,899

1,700	iStar Financial Inc.	4,828
	Total Mortgage REIT	1,491,727
	Multiline Retail – 0.7%

33,420	Family Dollar Stores, Inc.	945,786

65,150	Federated Department Stores, Inc.	766,164

5,800	J.C. Penney Company, Inc.	166,518

1,400	Kohl’s Corporation, (2)	59,850

500	Sears Holding Corporation, (2)	33,260

900	Target Corporation	35,523
	Total Multiline Retail	2,007,101
	Multi-Utilities – 1.1%

3,700	Alliant Energy Corporation	96,681

7,500	Ameren Corporation	186,675

4,300	CenterPoint Energy, Inc.	47,644

4,200	CMS Energy Corporation	50,736

8,400	Consolidated Edison, Inc.	314,328

14,700	Dominion Resources, Inc.	491,274

5,900	DTE Energy Company	188,800

1,800	Integrys Energy Group, Inc.	53,982

4,800	MDU Resources Group Inc.	91,056

6,800	NiSource Inc.	79,288

2,700	NSTAR	86,697

2,600	OGE Energy Corp.	73,632

9,200	PG&E Corporation	353,648

Nuveen Investments	47

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Multi-Utilities (continued)

3,300	Scana Corporation	$107,151

6,100	Sempra Energy	302,743

6,300	TECO Energy, Inc.	75,159

2,500	Vectren Corporation	58,575

2,600	Wisconsin Energy Corporation	105,846

12,100	Xcel Energy, Inc.	222,761
	Total Multi-Utilities	2,986,676
	Office Electronics – 0.1%

19,300	Xerox Corporation	125,064

100	Zebra Technologies Corporation, Class A, (2)	2,366
	Total Office Electronics	127,430
	Office REIT – 0.1%

600	Alexandria Real Estate Equities Inc.	21,474

800	Boston Properties, Inc.	38,160

8,000	Brandywine Realty Trust	59,600

400	Digital Realty Trust Inc.	14,340

1,200	Douglas Emmett Inc.	10,788

7,100	Duke Realty Corporation	62,267

11,800	HRPT Properties Trust	47,908

400	Kilroy Realty Corporation	8,216

1,500	Mack-Cali Realty Corporation	34,200

4,200	SL Green Realty Corporation	96,348
	Total Office REIT	393,301
	Oil, Gas & Consumable Fuels – 14.1%

11,500	Anadarko Petroleum Corporation	521,985

9,500	Apache Corporation	685,425

15,300	BP PLC, Sponsored ADR	729,504

400	Cabot Oil & Gas Corporation	12,256

83,580	Chesapeake Energy Corporation	1,657,391

117,270	Chevron Corporation	7,769,137

42,310	Cimarex Energy Company	1,199,065

33,900	ConocoPhillips	1,425,834

26,300	Continental Resources Inc., (2)	729,825

14,000	Devon Energy Corporation	763,000

18,500	El Paso Corporation	170,755

1,000	Encore Acquisition Company, (2)	30,850

15,610	EOG Resources, Inc.	1,060,231

90,200	Exxon Mobil Corporation, Sponsored ADR	6,305,881

4,700	Forest Oil Corporation, (2)	70,124

34,600	Hess Corporation	1,859,750

94,800	Marathon Oil Corporation	2,856,324

1,000	Mariner Energy Inc., (2)	11,750

12,790	Murphy Oil Corporation	694,753

3,900	Newfield Exploration Company, (2)	127,413

3,700	Noble Energy, Inc.	218,189

48	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

86,890	Occidental Petroleum Corporation	$5,718,230

1,300	Overseas Shipholding Group Inc.	44,252

200	Petrohawk Energy Corporation, (2)	4,460

3,300	Pioneer Natural Resources Company	84,150

600	Plains Exploration & Production Company, (2)	16,416

2,400	Southern Union Company	44,136

16,400	Spectra Energy Corporation	277,488

800	St Mary Land and Exploration Company	16,696

1,600	Sunoco, Inc.	37,120

1,400	Teekay Shipping Corporation	29,442

1,100	Tesoro Corporation	14,003

43,650	Total SA, Sponsored ADR	2,367,140

46,620	Valero Energy Corporation	787,412

9,300	XTO Energy, Inc.	354,702
	Total Oil, Gas & Consumable Fuels	38,695,089
	Paper & Forest Products – 0.1%

3,025	Domtar Corporation, (2)	50,155

14,200	International Paper Company	214,846

3,300	MeadWestvaco Corporation	54,153

1,200	Weyerhaeuser Company	36,516
	Total Paper & Forest Products	355,670
	Personal Products – 0.3%

2,100	Alberto Culver Company	53,403

31,800	Avon Products, Inc.	819,804

600	NBTY Inc., (2)	16,872
	Total Personal Products	890,079
	Pharmaceuticals – 9.2%

95,820	Bristol-Myers Squibb Company	1,946,104

43,760	Eli Lilly and Company	1,515,846

300	Endo Pharmaceuticals Holdings Inc., (2)	5,376

5,000	Forest Laboratories, Inc., (2)	125,550

73,670	Johnson & Johnson	4,184,456

8,700	King Pharmaceuticals Inc., (2)	83,781

27,500	Merck & Co. Inc.	768,900

3,200	Mylan Laboratories Inc., (2)	41,760

54,850	Novartis AG	2,237,332

317,650	Pfizer Inc.	4,764,750

127,800	Schering-Plough Corporation	3,210,336

56,870	Watson Pharmaceuticals Inc., (2)	1,915,950

97,600	Wyeth	4,430,064
	Total Pharmaceuticals	25,230,205
	Professional Services – 0.0%

200	Dun and Bradstreet Inc.	16,242

900	Equifax Inc.	23,490

1,400	Manpower Inc.	59,276
	Total Professional Services	99,008

Nuveen Investments	49

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Real Estate Management & Development – 0.0%

500	CB Richard Ellis Group, Inc., Class A, (2)	$4,680

400	Jones Lang LaSalle Inc.	13,092
	Total Real Estate Management & Development	17,772
	Residential REIT – 0.2%

5,100	Apartment Investment & Management Company, Class A	45,135

2,000	AvalonBay Communities, Inc.	111,880

1,200	BRE Properties, Inc.	28,512

500	Camden Property Trust	13,800

5,600	Equity Residential	124,488

300	Essex Property Trust Inc.	18,669

8,100	UDR Inc.	83,673
	Total Residential REIT	426,157
	Retail REIT – 0.1%

2,964	CBL & Associates Properties Inc.	15,976

11,971	Developers Diversified Realty Corporation	58,418

600	Federal Realty Investment Trust	30,912

22,000	General Growth Properties Inc.	40,260

7,300	Kimco Realty Corporation	73,365

1,300	Regency Centers Corporation	45,383

3,200	Weingarten Realty Investors Trust	46,432
	Total Retail REIT	310,746
	Road & Rail – 2.2%

5,300	Avis Budget Group Inc., (2)	29,945

13,700	Burlington Northern Santa Fe Corporation	1,007,498

300	Con-Way, Inc.	10,593

83,250	CSX Corporation	2,882,948

1,600	Hertz Global Holdings, Inc., (2)	12,784

400	Kansas City Southern Industries, (2)	6,444

48,520	Norfolk Southern Corporation	1,827,748

700	Ryder System, Inc.	19,544

6,970	Union Pacific Corporation	362,858
	Total Road & Rail	6,160,362
	Semiconductors & Equipment – 2.5%

1,700	Advanced Micro Devices, Inc., (2)	6,579

18,300	ASM Lithography Holding NV	396,195

5,800	Atmel Corporation, (2)	21,634

600	Cree, Inc., (2)	17,634

1,000	Integrated Device Technology, Inc., (2)	6,040

236,620	Intel Corporation	3,916,061

600	International Rectifier Corporation, (2)	8,886

700	Intersil Holding Corporation, Class A	8,799

100	Lam Research Corporation, (2)	2,600

1,500	LSI Logic Corporation, (2)	6,840

6,800	Micron Technology, Inc., (2)	34,408

600	Novellus Systems, Inc., (2)	10,020

110,550	Texas Instruments Incorporated	2,354,715
	Total Semiconductors & Equipment	6,790,411

50	Nuveen Investments

Shares	Description (1)	Value

	Software – 1.8%

78,020	CA Inc.	$1,359,889

800	Cadence Design Systems, Inc., (2)	4,720

2,700	Compuware Corporation, (2)	18,522

100	McAfee Inc., (2)	4,219

92,450	Microsoft Corporation	2,197,537

200	Novell Inc., (2)	906

77,550	Symantec Corporation, (2)	1,206,678

2,200	Synopsys Inc., (2)	42,922
	Total Software	4,835,393
	Specialized REIT – 0.5%

5,500	Health Care Property Investors Inc.	116,545

2,400	Health Care REIT, Inc.	81,840

4,000	Hospitality Properties Trust	47,560

21,700	Host Hotels & Resorts Inc.	182,063

3,000	Nationwide Health Properties, Inc.	77,220

1,200	Plum Creek Timber Company	35,736

1,900	Public Storage, Inc.	124,412

19,340	Rayonier Inc.	703,009

1,400	Ventas Inc.	41,804
	Total Specialized REIT	1,410,189
	Specialty Retail – 2.8%

900	American Eagle Outfitters, Inc.	12,753

300	Ann Taylor Stores Corporation, (2)	2,394

1,400	AutoNation Inc., (2)	24,290

800	Barnes & Noble Inc.	16,504

700	Bed Bath and Beyond Inc., (2)	21,525

4,200	Foot Locker, Inc.	43,974

4,400	Gap, Inc.	72,160

96,890	Home Depot, Inc.	2,289,511

2,800	Limited Brands, Inc.	33,516

263,520	Lowe’s Companies, Inc.	5,114,923

800	Office Depot, Inc., (2)	3,648

1,200	O’Reilly Automotive Inc., (2)	45,696

700	Penske Auto Group, Inc.	11,648

2,700	RadioShack Corporation	37,692

800	Signet Jewelers Limited	16,656

1,400	Staples, Inc.	28,238

1,300	Williams-Sonoma Inc.	15,431
	Total Specialty Retail	7,790,559
	Textiles, Apparel & Luxury Goods – 0.0%

200	Jones Apparel Group, Inc.	2,146

1,300	Liz Claiborne, Inc.	3,744

100	Phillips-Van Heusen Corporation	2,869

1,800	VF Corporation	99,630
	Total Textiles, Apparel & Luxury Goods	108,389

Nuveen Investments	51

Portfolio of Investments

Nuveen Multi-Manager Large-Cap Value Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Thrifts & Mortgage Finance – 0.7%

900	Astoria Financial Corporation	$7,722

300	Capitol Federal Financial	11,499

3,200	Federal Home Loan Mortgage Corporation, (2)	1,984

69,900	Federal National Mortgage Association	40,542

91,310	Hudson City Bancorp, Inc.	1,213,510

400	MGIC Investment Corporation	1,760

6,400	New York Community Bancorp, Inc.	68,416

38,980	People’s United Financial, Inc.	586,259

1,600	TFS Financial Corporation	16,992

200	Tree.com Inc., (2)	1,920

600	Washington Federal Inc.	7,800
	Total Thrifts & Mortgage Finance	1,958,404
	Tobacco – 1.1%

16,700	Altria Group, Inc.	273,713

1,500	Lorillard Inc.	101,655

58,360	Philip Morris International	2,545,663

4,300	Reynolds American Inc.	166,066
	Total Tobacco	3,087,097
	Trading Companies & Distributors – 0.0%

1,300	GATX Corporation	33,436

300	WESCO International Inc., (2)	7,512
	Total Trading Companies & Distributors	40,948
	Water Utilities – 0.0%

2,000	American Water Works Company	38,220

1,900	Aqua America Inc.	34,010
	Total Water Utilities	72,230
	Wireless Telecommunication Services – 0.8%

400	Leap Wireless International, Inc., (2)	13,172

99,600	Sprint Nextel Corporation, (2)	479,076

1,200	Telephone and Data Systems Inc.	33,960

200	United States Cellular Corporation, (2)	7,690

86,600	Vodafone Group PLC, Sponsored ADR	1,687,834
	Total Wireless Telecommunication Services	2,221,732
	Total Common Stocks (cost $293,325,006)	267,112,456

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 1.4%

80,000	i-Shares Russell 1000 Value Index Fund	$3,808,000
	Total Investment Companies (cost $3,759,600)	3,808,000

52	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.0%

$5,429	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $5,429,273, collateralized by $5,520,000 U.S. Treasury Notes, 1.375%, due 2/15/12, value $5,540,700	0.000%	7/01/09	$5,429,273
	Total Short-Term Investments (cost $5,429,273)			5,429,273
	Total Investments (cost $302,513,879) – 100.6%			276,349,729
	Other Assets Less Liabilities – (0.6)%			(1,602,293)
	Net Assets – 100%			$274,747,436

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	53

Portfolio of Investments

Nuveen NWQ Multi-Cap Value Fund

June 30, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 97.7%

	Aerospace & Defense – 5.3%

110,000	Lockheed Martin Corporation	$8,871,500

280,000	Raytheon Company	12,440,400
	Total Aerospace & Defense	21,311,900
	Biotechnology – 3.5%

267,200	Amgen Inc., (2)	14,145,568
	Chemicals – 1.1%

58,700	CF Industries Holdings, Inc.	4,352,018
	Commercial Services & Supplies – 3.2%

592,900	Pitney Bowes Inc.	13,002,297
	Communications Equipment – 4.6%

2,750,000	Motorola, Inc.	18,232,500
	Containers & Packaging – 2.0%

500,000	Packaging Corp. of America	8,100,000
	Diversified Financial Services – 3.5%

405,000	JPMorgan Chase & Co.	13,814,550
	Electronic Equipment & Instruments – 1.3%

246,600	Agilent Technologies, Inc., (2)	5,008,446
	Health Care Providers & Services – 1.1%

180,800	Aetna Inc.	4,529,040
	Independent Power Producers & Energy Traders – 2.6%

403,200	NRG Energy Inc., (2)	10,467,072
	Insurance – 15.1%

275,000	Aon Corporation	10,414,250

1,413,700	Genworth Financial Inc., Class A	9,881,763

330,000	Hartford Financial Services Group, Inc.	3,917,100

439,400	Loews Corporation	12,039,560

500,000	Reinsurance Group of America Inc.	17,455,000

153,800	Transatlantic Holdings Inc.	6,664,154
	Total Insurance	60,371,827
	Machinery – 3.8%

295,800	Ingersoll Rand Company Limited, Class A	6,182,220

530,000	Timken Company	9,052,400
	Total Machinery	15,234,620
	Media – 8.6%

683,050	CBS Corporation, Class B	4,726,706

1,430,000	Interpublic Group Companies, Inc., (2)	7,221,500

993,497	Viacom Inc., Class B, (2)	22,552,382
	Total Media	34,500,588
	Metals & Mining – 8.8%

405,729	AngloGold Ashanti Limited, Sponsored ADR	14,861,853

455,600	Barrick Gold Corporation	15,285,380

140,000	United States Steel Corporation	5,003,600
	Total Metals & Mining	35,150,833

54	Nuveen Investments

Shares	Description (1)			Value

	Mortgage REIT – 2.4%

641,400	Redwood Trust Inc.			$9,467,064
	Oil, Gas & Consumable Fuels – 13.5%

205,000	Apache Corporation			14,790,750

88,200	EOG Resources, Inc.			5,990,544

100,000	Hess Corporation			5,375,000

310,000	Noble Energy, Inc.			18,280,700

486,500	Talisman Energy Inc.			6,952,085

988,800	Warren Resources Inc., (2)			2,422,560
	Total Oil, Gas & Consumable Fuels			53,811,639
	Pharmaceuticals – 6.2%

425,000	Sanofi-Aventis, ADR			12,533,250

701,300	Sepracor Inc., (2)			12,146,516
	Total Pharmaceuticals			24,679,766
	Semiconductors & Equipment – 0.4%

1,201,953	Mattson Technology, Inc., (2)			1,418,305
	Software – 6.6%

1,511,677	CA Inc.			26,348,529
	Tobacco – 4.1%

84,632	Lorillard Inc.			5,735,511

239,500	Philip Morris International			10,446,990
	Total Tobacco			16,182,501
	Total Common Stocks (cost $514,504,407)			390,129,063

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.6%

$6,263	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $6,263,374, collateralized by $6,175,000 U.S. Treasury Notes, 2.750%, due 7/31/10, value $6,391,125	0.000%	7/01/09	$6,263,374
	Total Short-Term Investments (cost $6,263,374)			6,263,374
	Total Investments (cost $520,767,781) – 99.3%			396,392,437
	Other Assets Less Liabilities – 0.7%			2,641,183
	Net Assets – 100%			$399,033,620

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	55

Portfolio of Investments

Nuveen NWQ Large-Cap Value Fund

June 30, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 90.0%

	Aerospace & Defense – 4.5%

11,000	Lockheed Martin Corporation	$887,150

42,000	Raytheon Company	1,866,060
	Total Aerospace & Defense	2,753,210
	Biotechnology – 3.5%

40,900	Amgen Inc., (2)	2,165,246
	Chemicals – 1.1%

15,300	Mosaic Company	677,790
	Commercial Banks – 2.0%

51,900	Wells Fargo & Company	1,259,094
	Commercial Services & Supplies – 3.6%

100,000	Pitney Bowes Inc.	2,193,000
	Communications Equipment – 3.6%

332,100	Motorola, Inc.	2,201,823
	Diversified Financial Services – 3.0%

53,200	JPMorgan Chase & Co.	1,814,652
	Diversified Telecommunication Services – 1.4%

35,000	AT&T Inc.	869,400
	Electronic Equipment & Instruments – 1.6%

49,300	Agilent Technologies, Inc., (2)	1,001,283
	Energy Equipment & Services – 1.4%

40,400	Halliburton Company	836,280
	Food Products – 1.1%

25,476	Kraft Foods Inc.	645,562
	Health Care Providers & Services – 1.7%

40,950	Aetna Inc.	1,025,798
	Household Products – 1.6%

19,000	Kimberly-Clark Corporation	996,170
	Independent Power Producers & Energy Traders – 1.5%

34,400	NRG Energy Inc., (2)	893,024
	Insurance – 13.5%

40,000	Aon Corporation	1,514,800

146,800	Genworth Financial Inc., Class A	1,026,132

65,000	Hartford Financial Services Group, Inc.	771,550

72,741	Loews Corporation	1,993,103

51,700	MetLife, Inc.	1,551,517

35,000	Travelers Companies, Inc.	1,436,400
	Total Insurance	8,293,502
	Machinery – 1.2%

35,000	Ingersoll Rand Company Limited, Class A	731,500
	Media – 6.0%

45,000	CBS Corporation, Class B	311,400

65,000	Comcast Corporation, Special Class A	916,500

107,900	Viacom Inc., Class B, (2)	2,449,330
	Total Media	3,677,230

56	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining – 8.1%

61,901	AngloGold Ashanti Limited, Sponsored ADR			$2,267,434

64,800	Barrick Gold Corporation			2,174,040

14,200	United States Steel Corporation			507,508
	Total Metals & Mining			4,948,982
	Oil, Gas & Consumable Fuels – 12.3%

33,600	Apache Corporation			2,424,240

10,000	EOG Resources, Inc.			679,200

19,200	Hess Corporation			1,032,000

40,000	Noble Energy, Inc.			2,358,800

72,600	Talisman Energy Inc.			1,037,454
	Total Oil, Gas & Consumable Fuels			7,531,694
	Pharmaceuticals – 4.2%

45,700	Merck & Co. Inc.			1,277,772

45,000	Sanofi-Aventis, ADR			1,327,050
	Total Pharmaceuticals			2,604,822
	Road & Rail – 1.7%

20,000	Union Pacific Corporation			1,041,200
	Software – 8.3%

225,400	CA Inc.			3,928,722

50,000	Microsoft Corporation			1,188,500
	Total Software			5,117,222
	Tobacco – 3.1%

8,661	Lorillard Inc.			586,955

30,000	Philip Morris International			1,308,600
	Total Tobacco			1,895,555
	Total Common Stocks (cost $60,424,143)			55,174,039

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 9.7%

$5,945	Repurchase Agreement with State Street Bank, dated 6/30/09, repurchase price $5,944,996, collateralized by $6,070,000 U.S. Treasury Bills, 0.000%, due 8/20/09, value $6,068,786	0.000%	7/01/09	$5,944,996
	Total Short-Term Investments (cost $5,944,996)			5,944,996
	Total Investments (cost $66,369,139) – 99.7%			61,119,035
	Other Assets Less Liabilities – 0.3%			196,106
	Net Assets – 100%			$61,315,141

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	57

Portfolio of Investments

Nuveen NWQ Small/Mid-Cap Value Fund

June 30, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 97.0%

	Building Products – 5.5%

13,100	Gibraltar Industries Inc.	$89,997

27,750	Griffon Corporation, (2)	230,880
	Total Building Products	320,877
	Chemicals – 1.3%

2,600	Interpid Potash Inc., (2)	73,008
	Communications Equipment – 6.2%

14,350	Avocent Corporation, (2)	200,326

20,500	Brocade Communications Systems Inc., (2)	160,310
	Total Communications Equipment	360,636
	Containers & Packaging – 2.8%

5,700	Packaging Corp. of America	92,340

5,550	Temple-Inland Inc.	72,816
	Total Containers & Packaging	165,156
	Electrical Equipment – 2.3%

2,800	Belden Inc.	46,760

2,300	General Cable Corporation, (2)	86,434
	Total Electrical Equipment	133,194
	Electronic Equipment & Instruments – 9.1%

8,800	Arrow Electronics, Inc., (2)	186,912

9,100	Avnet Inc., (2)	191,373

7,350	Coherent Inc., (2)	151,998
	Total Electronic Equipment & Instruments	530,283
	Energy Equipment & Services – 4.4%

20,900	Acergy S.A., ADR	205,656

3,500	BJ Services Company	47,705
	Total Energy Equipment & Services	253,361
	Food & Staples Retailing – 2.7%

6,000	Casey’s General Stores, Inc.	154,140
	Health Care Providers & Services – 1.5%

3,450	Omnicare, Inc.	88,872
	Independent Power Producers & Energy Traders – 2.2%

5,000	NRG Energy Inc., (2)	129,800
	Insurance – 19.1%

1,450	Allied World Assurance Holdings	59,204

7,400	Assurant Inc.	178,266

5,550	Hanover Insurance Group Inc.	211,511

2,300	HCC Insurance Holdings Inc.	55,223

6,600	Reinsurance Group of America Inc.	230,406

5,300	StanCorp Financial Group Inc.	152,004

6,800	Tower Group Inc.	168,504

2,250	Willis Group Holdings Limited	57,893
	Total Insurance	1,113,011
	Machinery – 8.1%

5,900	CIRCOR International Inc.	139,299

5,750	Gardner Denver, Inc., (2)	144,728

58	Nuveen Investments

Shares	Description (1)			Value

	Machinery (continued)

2,500	Lincoln Electric Holdings Inc.			$90,100

1,250	Middleby Corporation, (2)			54,900

2,550	Timken Company			43,554
	Total Machinery			472,581
	Metals & Mining – 5.8%

2,800	Carpenter Technology Inc.			58,268

3,650	Reliance Steel & Aluminum Company			140,124

15,900	Yamana Gold Inc.			140,556
	Total Metals & Mining			338,948
	Oil, Gas & Consumable Fuels – 9.6%

4,500	Bill Barrett Corporation, (2)			123,570

2,050	Continental Resources Inc., (2)			56,888

10,200	Denbury Resources Inc., (2)			150,246

15,600	Petroquest Energy Inc., (2)			57,564

8,200	St Mary Land and Exploration Company			171,134
	Total Oil, Gas & Consumable Fuels			559,402
	Paper & Forest Products – 2.1%

18,400	Wausau Paper Corp.			123,648
	Personal Products – 4.8%

32,200	Elizabeth Arden, Inc., (2)			281,103
	Pharmaceuticals – 4.7%

3,350	Perrigo Company			93,063

10,200	Sepracor Inc., (2)			176,664
	Total Pharmaceuticals			269,727
	Thrifts & Mortgage Finance – 2.8%

11,000	People’s United Financial, Inc.			165,440
	Trading Companies & Distributors – 2.0%

4,550	WESCO International Inc., (2)			113,932
	Total Common Stocks (cost $5,817,683)			5,647,119

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.0%

$115	Repurchase Agreement with State Street Bank, dated 6/30/09, repurchase price $114,898, collateralized by $120,000 U.S. Treasury Bills, 0.000%, due 12/24/09, value $119,796	0.000%	7/01/09	$114,898
	Total Short-Term Investments (cost $114,898)			114,898
	Total Investments (cost $5,932,581) – 99.0%			5,762,017
	Other Assets Less Liabilities – 1.0%			56,075
	Net Assets – 100%			$5,818,092

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	59

Portfolio of Investments

Nuveen NWQ Small-Cap Value Fund

June 30, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 96.9%

	Auto Components – 0.6%

23,050	WABCO Holdings Inc.	$407,985
	Building Products – 4.9%

163,730	Gibraltar Industries Inc.	1,124,825

304,050	Griffon Corporation, (2)	2,529,696
	Total Building Products	3,654,521
	Commercial Banks – 5.4%

115,250	PacWest Bancorp.	1,516,690

107,550	Texas Capital BancShares, Inc., (2)	1,663,799

121,300	Western Alliance Bancorporation, (2)	829,692
	Total Commercial Banks	4,010,181
	Communications Equipment – 6.9%

196,850	Avocent Corporation, (2)	2,748,026

304,550	Brocade Communications Systems Inc., (2)	2,381,581
	Total Communications Equipment	5,129,607
	Containers & Packaging – 2.8%

69,900	Packaging Corp. of America	1,132,380

70,950	Temple-Inland Inc.	930,864
	Total Containers & Packaging	2,063,244
	Electrical Equipment – 4.2%

97,400	Belden Inc.	1,626,580

39,550	General Cable Corporation, (2)	1,486,289
	Total Electrical Equipment	3,112,869
	Electronic Equipment & Instruments – 1.3%

234,800	Keithley Instruments, Inc.	939,200
	Energy Equipment & Services – 3.6%

268,300	Acergy S.A., ADR	2,640,072
	Food & Staples Retailing – 2.7%

77,300	Casey’s General Stores, Inc.	1,985,837
	Health Care Providers & Services – 0.8%

78,800	Skilled Healthcare Group Inc., (2)	591,000
	Hotels, Restaurants & Leisure – 2.0%

51,000	Bob Evans Farms	1,465,740
	Household Durables – 2.4%

153,500	Hooker Furniture Corporation	1,762,180
	Insurance – 18.0%

109,250	Aspen Insurance Holdings Limited	2,440,645

97,600	Assurant Inc.	2,351,184

45,850	Hanover Insurance Group Inc.	1,747,344

193,850	PMA Capital Corporation, Class A, (2)	882,018

42,400	Reinsurance Group of America Inc.	1,480,184

76,200	StanCorp Financial Group Inc.	2,185,416

89,650	Tower Group Inc.	2,221,527
	Total Insurance	13,308,318

60	Nuveen Investments

Shares	Description (1)			Value

	Machinery – 10.2%

142,400	Albany International Corporation, Class A			$1,620,512

79,650	CIRCOR International Inc.			1,880,537

28,609	Kadant Inc., (2)			322,996

28,700	Lincoln Electric Holdings Inc.			1,034,348

16,100	Middleby Corporation, (2)			707,112

94,750	RBC Bearings Inc., (2)			1,937,638
	Total Machinery			7,503,143
	Metals & Mining – 1.9%

134,200	Thompson Creek Metals Company Inc., (2)			1,371,524
	Oil, Gas & Consumable Fuels – 10.4%

300,450	Approach Resources Inc., (2)			2,073,105

81,850	Bill Barrett Corporation, (2)			2,247,601

237,500	Petroquest Energy Inc., (2)			876,375

120,500	St Mary Land and Exploration Company			2,514,835
	Total Oil, Gas & Consumable Fuels			7,711,916
	Paper & Forest Products – 3.4%

162,403	Buckeye Technologies Inc., (2)			729,189

260,704	Wausau Paper Corp.			1,751,931
	Total Paper & Forest Products			2,481,120
	Personal Products – 2.9%

248,300	Elizabeth Arden, Inc., (2)			2,167,659
	Pharmaceuticals – 3.0%

129,300	Sepracor Inc., (2)			2,239,476
	Road & Rail – 1.9%

65,855	Marten Transport, Ltd., (2)			1,367,150
	Semiconductors & Equipment – 6.9%

210,000	Actel Corporation, (2)			2,253,300

138,700	Standard Microsystems Corporation, (2)			2,836,412
	Total Semiconductors & Equipment			5,089,712
	Specialty Retail – 0.7%

325,591	Golfsmith International Holdings Inc., (2)			488,387
	Total Common Stocks (cost $89,869,073)			71,490,841

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.6%

$2,640	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $2,640,321, collateralized by $2,605,000 U.S. Treasury Notes, 2.750%, due 7/31/10, value $2,696,175	0.000%	7/01/09	$2,640,321
	Total Short-Term Investments (cost $2,640,321)			2,640,321
	Total Investments (cost $92,509,394) – 100.5%			74,131,162
	Other Assets Less Liabilities – (0.5)%			(355,471)
	Net Assets – 100%			$73,775,691

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	61

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund

June 30, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 74.0%

	Auto Components – 2.2%

544,572	Magna International Inc., Class A	$23,002,721
	Biotechnology – 0.7%

138,866	Amgen Inc., (2)	7,351,566
	Capital Markets – 0.8%

711,806	UBS AG, (2)	8,691,151
	Chemicals – 0.4%

86,911	The Mosaic Company	3,850,157
	Commercial Banks – 1.6%

226,228	ICICI Bank Limited, ADR	6,673,726

1,873,200	Sumitomo Trust & Banking Company, ADR	9,965,424
	Total Commercial Banks	16,639,150
	Commercial Services & Supplies – 1.1%

471,572	Republic Services, Inc.	11,511,073
	Construction & Engineering – 1.0%

382,534	Shaw Group Inc., (2)	10,485,257
	Diversified Telecommunication Services – 2.6%

311,600	KT Corporation, Sponsored ADR	4,474,576

911,500	Telus Corporation	23,516,700
	Total Diversified Telecommunication Services	27,991,276
	Electric Utilities – 2.5%

850,243	Centrais Electricas Brasileiras S.A., ADR Pref., (2)	11,104,174

1,378,004	Korea Electric Power Corporation, Sponsored ADR, (2)	15,847,046
	Total Electric Utilities	26,951,220
	Electronic Equipment & Instruments – 2.6%

867,700	Ingram Micro, Inc., (2)	15,184,750

366,500	Tech Data Corporation, (2)	11,988,215
	Total Electronic Equipment & Instruments	27,172,965
	Energy Equipment & Services – 1.3%

1,018,154	BJ Services Company	13,877,439
	Food & Staples Retailing – 1.8%

1,030,388	Whole Foods Market, Inc.	19,556,764
	Food Products – 5.4%

770,000	Cresud S.A., ADR	7,261,100

1,427,327	Smithfield Foods, Inc., (2)	19,939,758

2,378,700	Tyson Foods, Inc., Class A	29,995,407
	Total Food Products	57,196,265
	Health Care Equipment & Supplies – 0.9%

237,733	Zimmer Holdings, Inc., (2)	10,127,426
	Health Care Providers & Services – 3.2%

1,398,818	Health Net Inc., (2)	21,751,620

379,795	Humana Inc., (2)	12,252,187
	Total Health Care Providers & Services	34,003,807
	Household Durables – 0.5%

481,600	Sekisui House, Ltd., Sponsored ADR	4,844,896

62	Nuveen Investments

Shares	Description (1)	Value

	Household Products – 0.7%

33,800	KAO Corporation, Sponsored ADR	$7,374,099
	Insurance – 0.7%

481,135	CNA Financial Corporation	7,443,158
	Internet Software & Services – 1.9%

1,189,307	eBay Inc., (2)	20,372,829
	Machinery – 2.5%

513,914	AGCO Corporation, (2)	14,939,480

338,138	Alamo Group Inc.	3,415,194

968,882	Tata Motors Limited, ADR	8,254,875
	Total Machinery	26,609,549
	Media – 2.0%

459,000	Scholastic Corporation	9,083,610

543,000	Viacom Inc., Class B, (2)	12,326,100
	Total Media	21,409,710
	Metals & Mining – 19.0%

1,638,720	Alumina Limited, Sponsored ADR	7,538,112

976,225	Barrick Gold Corporation	32,752,349

659,000	Crystallex International Corporation, (2)	144,980

1,497,753	Geovic Mining Corporation, (2)	765,352

1,474,000	Geovic Mining Corporation, (2)	760,349

1,703,316	Gold Fields Limited Sponsored ADR	20,524,958

96,481	Gold Reserve Inc., Class A, (2)	50,170

967,524	IAMGOLD Corporation	9,791,343

942,046	Ivanhoe Mines Ltd., (2)	5,275,458

1,959,914	Kinross Gold Corporation	35,572,439

1,708,914	Lihir Gold Limited, Sponsored ADR, (2)	39,680,983

924,700	Newmont Mining Corporation	37,792,489

1,692,056	NovaGold Resources Inc., (2)	7,242,000

232,530	Silver Standard Resources, Inc., (2)	4,359,938
	Total Metals & Mining	202,250,920
	Multi-Utilities – 1.8%

450,410	Ameren Corporation	11,210,705

758,600	PNM Resources Inc.	8,124,606
	Total Multi-Utilities	19,335,311
	Oil, Gas & Consumable Fuels – 10.1%

1,628,784	Arch Coal Inc.	25,034,410

764,052	Cameco Corporation	19,559,731

157,757	Chevron Corporation	10,451,401

336,954	ConocoPhillips	14,172,285

174,500	CONSOL Energy Inc.	5,926,020

347,109	Peabody Energy Corporation	10,468,807

233,598	Petrobras Energia Participaciones S.A., ADR	1,387,572

391,837	Pioneer Natural Resources Company	9,991,844

674,983	Tesoro Petroleum Corporation	8,592,534

720,000	Warren Resources Inc., (2)	1,764,000
	Total Oil, Gas & Consumable Fuels	107,348,604

Nuveen Investments	63

Portfolio of Investments

Nuveen Tradewinds Value Opportunities Fund (continued)

June 30, 2009

Shares	Description (1)				Value

	Paper & Forest Products – 0.8%

509,264	Domtar Corporation, (2)				$8,443,597
	Pharmaceuticals – 2.0%

1,425,898	Pfizer Inc.				21,388,470
	Road & Rail – 0.9%

188,900	Union Pacific Corporation				9,834,134
	Software – 2.1%

926,500	Microsoft Corporation				22,022,905
	Wireless Telecommunication Services – 0.9%

261,200	TIM Participacoes S.A., ADR, (2)				4,552,716

361,300	Turkcell Iletisim Hizmetleri A.S., ADR				5,007,616
	Total Wireless Telecommunication Services				9,560,332
	Total Common Stocks (cost $811,795,841)				786,646,751

Shares	Description (1)	Coupon		Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 4.1%

	Communications Equipment – 3.3%

57,771	Lucent Technologies Capital Trust I	7.750%		B3	$35,240,310
	Road & Rail – 0.8%

12,362	Kansas City Southern Industries Inc., (2)	5.125%		CCC	9,086,070
	Total Convertible Preferred Securities (cost $49,574,682)				44,326,380

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 8.3%

	Airlines – 1.2%

$10,338	JetBlue Airways Corporation	3.750%	3/15/35	CCC	$9,950,325

2,900	JetBlue Airways Corporation	6.750%	10/15/39	CCC	3,070,375
13,238	Total Airlines				13,020,700
	Building Products – 0.6%

6,661	Griffon Corporation	4.000%	7/18/23	N/A	6,344,603
	Health Care Providers & Services – 1.5%

22,949	Omnicare, Inc.	3.250%	12/15/35	B+	16,006,928
	Machinery – 0.8%

16,434	Trinity Industries Inc.	3.875%	6/01/36	Ba2	9,038,700
	Metals & Mining – 1.5%

16,320	Coeur d’Alene Mines Corporation	1.250%	1/15/24	CCC–	14,320,800

3,018	Gold Reserve, Inc.	5.500%	6/15/22	N/A	1,539,180
19,338	Total Metals & Mining				15,859,980
	Oil, Gas & Consumable Fuels – 0.9%

15,035	USEC Inc.	3.000%	10/01/14	CCC	9,772,750
	Semiconductors & Equipment – 0.2%

4,842	LTX-Credence Corporation, (4)	3.500%	5/15/11	N/A	1,612,885

3,600	Qimonda Finance LLC, (5)	6.750%	3/22/13	N/A	108,000
8,442	Total Semiconductors & Equipment				1,720,885
	Wireless Telecommunication Services – 1.6%

21,498	NII Holdings Inc.	3.125%	6/15/12	N/A	16,634,076
$123,595	Total Convertible Bonds (cost $88,942,408)				88,398,622

64	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 12.5%

$132,512	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/09, repurchase price $132,512,182, collateralized by $124,245,000 U.S. Treasury Notes, 4.125%, due 8/31/12, value $135,166,136	0.000%	7/01/09	$132,512,182
	Total Short-Term Investments (cost $132,512,182)			132,512,182
	Total Investments (cost $1,082,825,113) – 98.9%			1,051,883,935
	Other Assets Less Liabilities – 1.1%			11,346,788
	Net Assets – 100%			$1,063,230,723

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(4)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(5)	The Fund’s Adviser has concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records. Subsequent to the reporting period, the Fund’s Adviser directed the Fund’s custodian to “write-off” any remaining recorded balances on the Fund’s records.

N/A	Not applicable/not available.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	65

Statement of Assets and Liabilities

June 30, 2009

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid- Cap Value	Small-Cap Value	Value Opportunities
Assets
Investments, at value (cost $297,084,606, $514,504,407, $60,424,143, $5,817,683, $89,869,073 and $950,312,931, respectively)	$270,920,456	$390,129,063	$55,174,039	$5,647,119	$71,490,841	$919,371,753
Short-term investments (at cost, which approximates value)	5,429,273	6,263,374	5,944,996	114,898	2,640,321	132,512,182
Cash	133,790	—	—	—	—	—
Receivables:
Dividends	439,791	455,329	62,795	2,660	40,192	736,308
Interest	—	—	—	—	—	770,135
Investments sold	1,126,698	2,607,943	—	225,241	622,095	—
Reclaims	46,837	60,968	5,308	—	—	—
Shares sold	156,479	1,143,741	1,183,141	40,024	168,858	13,428,072
Other assets	95,410	28,005	22	121	202	12,499
Total assets	278,348,734	400,688,423	62,370,301	6,030,063	74,962,509	1,066,830,949
Liabilities
Payables:
Investments purchased	2,818,132	—	790,649	151,795	564,014	388,650
Shares redeemed	301,223	710,071	172,982	17,076	452,459	1,576,565
Accrued expenses:
Management fees	163,076	277,320	27,389	2,734	89,548	966,004
12b-1 distribution and service fees	65,645	96,418	3,380	837	4,812	161,781
Other	253,222	570,994	60,760	39,529	75,985	507,226
Total liabilities	3,601,298	1,654,803	1,055,160	211,971	1,186,818	3,600,226
Net assets	$274,747,436	$399,033,620	$61,315,141	$5,818,092	$73,775,691	$1,063,230,723
Class A Shares
Net assets	$239,209,531	$76,785,015	$6,074,962	$1,382,286	$7,733,404	$378,845,345
Shares outstanding	16,812,096	6,284,198	477,780	125,143	547,046	15,675,750
Net asset value per share	$14.23	$12.22	$12.71	$11.05	$14.14	$24.17
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$15.10	$12.97	$13.49	$11.72	$15.00	$25.64
Class B Shares
Net assets	$3,033,231	$16,599,163	$405,383	$33,879	$173,157	$5,080,085
Shares outstanding	219,225	1,402,015	32,181	3,131	12,603	213,661
Net asset value and offering price per share	$13.84	$11.84	$12.60	$10.82	$13.74	$23.78
Class C Shares
Net assets	$15,803,263	$78,225,355	$2,216,754	$610,304	$3,446,288	$98,742,391
Shares outstanding	1,144,773	6,607,231	175,951	56,350	250,435	4,153,225
Net asset value and offering price per share	$13.80	$11.84	$12.60	$10.83	$13.76	$23.77
Class R3 Shares
Net assets	$97,354	$103,648	N/A	N/A	N/A	$414,264
Shares outstanding	6,803	8,523	N/A	N/A	N/A	17,099
Net asset value and offering price per share	$14.31	$12.16	N/A	N/A	N/A	$24.23
Class I Shares
Net assets	$16,604,057	$227,320,439	$52,618,042	$3,791,623	$62,422,842	$580,148,638
Shares outstanding	1,162,422	18,606,803	4,137,576	346,030	4,393,753	23,980,115
Net asset value and offering price per share	$14.28	$12.22	$12.72	$10.96	$14.21	$24.19
Net Assets Consist of:
Capital paid-in	$398,127,353	$788,536,067	$70,877,713	$41,829,332	$165,662,732	$1,186,478,237
Undistributed (Over-distribution of) net investment income	5,609,527	1,013,587	164,141	—	197,909	(728,391)
Accumulated net realized gain (loss) from investments and foreign currency	(102,824,430)	(266,138,284)	(4,476,448)	(35,840,676)	(73,706,718)	(91,566,271)
Net unrealized appreciation (depreciation) of investments and foreign currency	(26,165,014)	(124,377,750)	(5,250,265)	(170,564)	(18,378,232)	(30,952,852)
Net assets	$274,747,436	$399,033,620	$61,315,141	$5,818,092	$73,775,691	$1,063,230,723

N/A Large-Cap Value, Small/Mid-Cap Value and Small-Cap Value are not authorized to issue Class R3 Shares.

See accompanying notes to financial statements.

66	Nuveen Investments

Statement of Operations

Year Ended June 30, 2009

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value
Investment Income
Dividends (net of foreign tax withheld of $8,942, $61,167 and $6,628, respectively)	$9,256,133	$8,417,194	$593,228
Interest (net of foreign tax withheld of $0, $0 and $0, respectively)	35,427	32,818	12,403
Total investment income	9,291,560	8,450,012	605,631
Expenses
Management fees	2,296,853	3,855,667	246,635
12b-1 service fees – Class A	680,628	321,014	10,619
12b-1 distribution and service fees – Class B	51,805	207,029	5,690
12b-1 distribution and service fees – Class C	176,173	1,036,118	21,563
12b-1 distribution and service fees – Class R3	477	463	—
Shareholders’ servicing agent fees and expenses	522,690	1,364,012	33,004
Custodian’s fees and expenses	66,236	84,751	9,418
Trustees’ fees and expenses	7,099	9,864	941
Professional fees	74,047	97,412	10,113
Shareholders’ reports – printing and mailing expenses	78,004	374,699	5,391
Federal and state registration fees	110,022	121,163	87,470
Other expenses	21,419	33,140	2,914
Total expenses before custodian fee credit and expense reimbursement	4,085,453	7,505,332	433,758
Custodian fee credit	(213)	(344)	(14)
Expense reimbursement	(396,361)	—	(76,602)
Net expenses	3,688,879	7,504,988	357,142
Net investment income (loss)	5,602,681	945,024	248,489
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(99,556,386)	(222,172,003)	(3,940,065)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(34,549,238)	(33,669,985)	(1,787,154)
Net realized and unrealized gain (loss)	(134,105,624)	(255,841,988)	(5,727,219)
Net increase (decrease) in net assets from operations	$(128,502,943)	$(254,896,964)	$(5,478,730)

See accompanying notes to financial statements.

Nuveen Investments	67

Statement of Operations (continued)

Year Ended June 30, 2009

	Small/Mid Cap Value	Small-Cap Value	Value Opportunities
Investment Income
Dividends (net of foreign tax withheld of $78, $4,638 and $448,382, respectively)	$162,985	$1,525,003	$11,303,096
Interest (net of foreign tax withheld of $0, $0 and $1,368, respectively)	5,248	42,993	6,133,793
Total investment income	168,233	1,567,996	17,436,889
Expenses
Management fees	135,747	1,009,373	7,079,029
12b-1 service fees – Class A	3,075	66,092	741,609
12b-1 distribution and service fees – Class B	388	2,284	49,963
12b-1 distribution and service fees – Class C	7,774	50,934	885,800
12b-1 distribution and service fees – Class R3	—	—	1,071
Shareholders’ servicing agent fees and expenses	12,544	73,354	1,053,780
Custodian’s fees and expenses	7,660	22,255	114,757
Trustees’ fees and expenses	432	2,673	21,946
Professional fees	5,511	26,393	151,664
Shareholders’ reports – printing and mailing expenses	—	53,578	324,909
Federal and state registration fees	73,287	55,089	182,007
Other expenses	2,176	8,066	38,550
Total expenses before custodian fee credit and expense reimbursement	248,594	1,370,091	10,645,085
Custodian fee credit	(13)	(4)	(642)
Expense reimbursement	(64,796)	—	(33,088)
Net expenses	183,785	1,370,087	10,611,355
Net investment income (loss)	(15,552)	197,909	6,825,534
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(22,774,366)	(71,043,262)	(92,304,086)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,483,688	2,948,702	(10,891,435)
Net realized and unrealized gain (loss)	(16,290,678)	(68,094,560)	(103,195,521)
Net increase (decrease) in net assets from operations	$(16,306,230)	$(67,896,651)	$(96,369,987)

See accompanying notes to financial statements.

68	Nuveen Investments

Statement of Changes in Net Assets

	Multi-Manager Large-Cap Value		Multi-Cap Value
	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/09	Year Ended 6/30/08
Operations
Net investment income (loss)	$5,602,681	$6,001,294	$945,024	$84,274
Net realized gain (loss) from:
Investments and foreign currency	(99,556,386)	46,928,398	(222,172,003)	(46,695,377)
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(34,549,238)	(109,626,987)	(33,669,985)	(293,616,756)
Net increase (decrease) in net assets from operations	(128,502,943)	(56,697,295)	(254,896,964)	(340,227,859)
Distributions to Shareholders
Net investment income:
Class A	(3,290,647)	(5,435,774)	—	(319,967)
Class B	(10,009)	(43,212)	—	—
Class C	(32,922)	(93,919)	—	—
Class R3	(948)	N/A	—	N/A
Class I (1)	(268,967)	(424,963)	—	(485,483)
From accumulated net realized gains:
Class A	(25,379,143)	(69,843,284)	—	(17,840,823)
Class B	(509,457)	(2,094,917)	—	(2,285,419)
Class C	(1,646,216)	(4,505,945)	—	(12,664,308)
Class R3	(10,722)	N/A	—	N/A
Class I (1)	(1,582,389)	(4,268,174)	—	(15,616,418)
Tax return of capital:
Class A	—	—	—	(1,415,298)
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	N/A
Class I (1)	—	—	—	(2,147,421)
Decrease in net assets from distributions to shareholders	(32,731,420)	(86,710,188)	—	(52,775,137)
Fund Share Transactions
Proceeds from sale of shares	25,703,284	34,460,397	192,693,604	342,932,823
Proceeds from shares issued to shareholders due to reinvestment of distributions	24,773,422	63,939,667	—	47,921,628
	50,476,706	98,400,064	192,693,604	390,854,451
Cost of shares redeemed	(61,316,966)	(81,247,290)	(332,925,017)	(704,297,666)
Cost of redemptions in-kind	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(10,840,260)	17,152,774	(140,231,413)	(313,443,215)
Capital contribution from Adviser	—	—	—	—
Net increase (decrease) in net assets	(172,074,623)	(126,254,709)	(395,128,377)	(706,446,211)
Net assets at the beginning of year	446,822,059	573,076,768	794,161,997	1,500,608,208
Net assets at the end of year	$274,747,436	$446,822,059	$399,033,620	$794,161,997
Undistributed (Over-distribution of) net investment income at the end of year	$5,609,527	$3,610,339	$1,013,587	$(38,774)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
N/A	Multi-Manager Large-Cap Value and Multi-Cap Value did not offer Class R3 Shares prior to August 4, 2008.

See accompanying notes to financial statements.

Nuveen Investments	69

Statement of Changes in Net Assets (continued)

	Large-Cap Value		Small/Mid-Cap Value
	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/09	Year Ended 6/30/08
Operations
Net investment income (loss)	$248,489	$148,959	$(15,552)	$(232,344)
Net realized gain (loss) from:
Investments and foreign currency	(3,940,065)	(537,756)	(22,774,366)	(12,863,794)
Redemptions in-kind	—	—	—	(12,286,275)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(1,787,154)	(3,537,399)	6,483,688	(1,437,205)
Net increase (decrease) in net assets from operations	(5,478,730)	(3,926,196)	(16,306,230)	(26,819,618)
Distributions to Shareholders
Net investment income:
Class A	(22,861)	(20,911)	—	(413)
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	N/A	N/A	N/A	N/A
Class I (1)	(141,733)	(72,607)	—	(487,049)
From accumulated net realized gains:
Class A	—	(694)	—	—
Class B	—	(81)	—	—
Class C	—	(342)	—	—
Class R3	N/A	N/A	N/A	N/A
Class I (1)	—	(1,364)	—	—
Tax return of capital:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	N/A	N/A	N/A	N/A
Class I (1)	—	—	—	—
Decrease in net assets from distributions to shareholders	(164,594)	(95,999)	—	(487,462)
Fund Share Transactions
Proceeds from sale of shares	59,453,469	23,857,076	7,428,866	49,652,728
Proceeds from shares issued to shareholders due to reinvestment of distributions	128,769	81,088	—	485,206
	59,582,238	23,938,164	7,428,866	50,137,934
Cost of shares redeemed	(16,741,242)	(8,067,479)	(28,728,824)	(39,369,459)
Cost of redemptions in-kind	—	—	—	(159,386,190)
Net increase (decrease) in net assets from Fund share transactions	42,840,996	15,870,685	(21,299,958)	(148,617,715)
Capital contribution from Adviser	—	—	125,970	—
Net increase (decrease) in net assets	37,197,672	11,848,490	(37,480,218)	(175,924,795)
Net assets at the beginning of year	24,117,469	12,268,979	43,298,310	219,223,105
Net assets at the end of year	$61,315,141	$24,117,469	$5,818,092	$43,298,310
Undistributed (Over-distribution of) net investment income at the end of year	$164,141	$80,201	$—	$—

70	Nuveen Investments

	Small-Cap Value		Value Opportunities
	Year Ended 6/30/09	Year Ended 6/30/08	Year Ended 6/30/09	Year Ended 6/30/08
Operations
Net investment income (loss)	$197,909	$(135,726)	$6,825,534	$3,506,893
Net realized gain (loss) from:
Investments and foreign currency	(71,043,262)	(2,486,235)	(92,304,086)	48,625,454
Redemptions in-kind	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	2,948,702	(43,296,876)	(10,891,435)	(70,243,353)
Net increase (decrease) in net assets from operations	(67,896,651)	(45,918,837)	(96,369,987)	(18,111,006)
Distributions to Shareholders
Net investment income:
Class A	—	(48,704)	(611,878)	(5,368,016)
Class B	—	—	—	(67,198)
Class C	—	—	—	(1,191,878)
Class R3	N/A	N/A	—	N/A
Class I (1)	—	(373,600)	(1,649,711)	(3,787,679)
From accumulated net realized gains:
Class A	—	(1,644,070)	(12,960,049)	(12,301,149)
Class B	—	(17,075)	(230,149)	(267,415)
Class C	—	(357,868)	(3,976,760)	(4,745,567)
Class R3	N/A	N/A	(5,448)	N/A
Class I (1)	—	(3,093,051)	(14,167,425)	(7,857,520)
Tax return of capital:
Class A	—	(6,531)	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	N/A	N/A	—	N/A
Class I (1)	—	(50,092)	—	—
Decrease in net assets from distributions to shareholders	—	(5,590,991)	(33,601,420)	(35,586,422)
Fund Share Transactions
Proceeds from sale of shares	36,286,766	46,853,684	761,448,921	453,732,611
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	4,509,429	22,479,299	27,921,650
	36,286,766	51,363,113	783,928,220	481,654,261
Cost of shares redeemed	(66,999,103)	(56,058,090)	(360,747,458)	(173,862,467)
Cost of redemptions in-kind	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(30,712,337)	(4,694,977)	423,180,762	307,791,794
Capital contribution from Adviser	—	—	—	—
Net increase (decrease) in net assets	(98,608,988)	(56,204,805)	293,209,355	254,094,366
Net assets at the beginning of year	172,384,679	228,589,484	770,021,368	515,927,002
Net assets at the end of year	$73,775,691	$172,384,679	$1,063,230,723	$770,021,368
Undistributed (Over-distribution of) net investment income at the end of year	$197,909	$—	$(728,391)	$(4,918,826)

(1)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
N/A	Large-Cap Value, Small/Mid-Cap Value and Small-Cap Value are not authorized to issue Class R3 Shares. Value Opportunities did not offer Class R3 Shares prior to August 4, 2008.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Multi-Manager Large-Cap Value Fund (“Multi-Manager Large-Cap Value”), Nuveen NWQ Multi-Cap Value Fund (“Multi-Cap Value”), Nuveen NWQ Large-Cap Value Fund (“Large-Cap Value”), Nuveen NWQ Small/Mid-Cap Value Fund (“Small/Mid-Cap Value”), Nuveen NWQ Small-Cap Value Fund (“Small-Cap Value”) and Nuveen Tradewinds Value Opportunities Fund (“Value Opportunities”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Multi-Manager Large-Cap Value’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations comparable to companies in the Russell 1000 Value Index. The Fund may also invest up to 25% of its net assets in U.S. dollar-denominated non-U.S. equity securities.

Multi-Cap Value’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with large, medium and small capitalizations. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Large-Cap Value’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Small/Mid-Cap Value’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500 Index. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Small-Cap Value’s primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2000 Index or the Standard & Poor’s SmallCap 600 Index. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Value Opportunities’ primary investment objective is to provide long-term capital appreciation. Under normal circumstances, the Fund invests primarily in equity securities of companies with varying market capitalizations, which may include small-, mid- and large-capitalization companies. The Fund primarily invests in U.S. equity securities, but it may invest up to 35% of its net assets in non-U.S. equity securities, including up to 10% of its net assets in equity securities of companies located in emerging markets.

Effective May 1, 2008, Class B Shares will only be issued upon exchange of Class B Shares from another Nuveen Investments, Inc. (“Nuveen”) fund or for purposes of dividend reinvestment. The reinstatement privilege for Class B Shares is no longer available as of December 31, 2008.

On August 4, 2008, Multi-Manager Large-Cap Value, Multi-Cap Value and Value Opportunities began offering Class R3 Shares to certain retirement plans.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. The prices of fixed-income securities are generally provided by an independent pricing service approved by the Funds’ Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

72	Nuveen Investments

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At June 30, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign exchange rates are included in “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform

Nuveen Investments	73

Notes to Financial Statements (continued)

(counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (“the Adviser”), a wholly-owned subsidiary of Nuveen, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Redemptions In-Kind

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemptions in-kind). For financial reporting purposes, the Fund recognizes a gain on the redemptions in-kind to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the fiscal year ended June 30, 2008, Small/Mid-Cap Value realized $12,286,275 of net loss on redemptions in-kind. There were no redemptions in-kind for any of the Funds during the fiscal year ended June 30, 2009.

Derivative Financial Instruments

Each Fund is authorized to invest in derivative financial instruments or other transactions for the purpose of hedging the portfolio’s exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although each Fund is authorized to invest in such financial instruments, and may do so in the future, they did not invest in any such instruments during the fiscal year ended June 30, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

74	Nuveen Investments

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of June 30, 2009:

Multi-Manager Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$267,112,456	$—	$—	$267,112,456
Investment Companies	3,808,000	—	—	3,808,000
Short-Term Investments	5,429,273	—	—	5,429,273
Total	$276,349,729	$—	$—	$276,349,729

Multi-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$390,129,063	$—	$—	$390,129,063
Short-Term Investments	6,263,374	—	—	6,263,374
Total	$396,392,437	$—	$—	$396,392,437

Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$55,174,039	$—	$—	$55,174,039
Short-Term Investments	5,944,996	—	—	5,944,996
Total	$61,119,035	$—	$—	$61,119,035

Small/Mid-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$5,647,119	$—	$—	$5,647,119
Short-Term Investments	114,898	—	—	114,898
Total	$5,762,017	$—	$—	$5,762,017

Small-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$71,490,841	$—	$—	$71,490,841
Short-Term Investments	2,640,321	—	—	2,640,321
Total	$74,131,162	$—	$—	$74,131,162

Value Opportunities	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$764,462,332	$22,184,419	$—	$786,646,751
Preferred Securities*	—	44,326,380		44,326,380
Convertible Bonds	—	86,785,737	1,612,885	88,398,622
Short-Term Investments	132,512,182	—	—	132,512,182
Total	$896,974,514	$153,296,536	$1,612,885	$1,051,883,935
*	Preferred Securities may include Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities.

The following is a reconciliation of Value Opportunities’ Level 3 investments held at the beginning and end of the measurement period:

Value Opportunities Level 3 Investments
Balance at beginning of year	$—
Gains (losses):
Net realized gains (losses)	521
Net change in unrealized appreciation (depreciation)	1,111,138
Net purchases at cost (sales at proceeds)	501,226
Net discounts (premiums)	—
Net transfers in to (out of) at end of period fair value	—
Balance at end of year	$1,612,885

Value Opportunities, “Change in net unrealized appreciation (depreciation) of investments and foreign currency” presented on the Statement of Operations includes $1,111,138 of net unrealized appreciation (depreciation) related to securities classified as Level 3 at year end.

Nuveen Investments	75

Notes to Financial Statements (continued)

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Funds did not invest in derivative instruments during the fiscal year ended June 30, 2009.

4. Fund Shares

Transactions in Fund shares were as follows:

	Multi-Manager Large-Cap Value
	Year Ended 6/30/09		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,038,170	$15,636,485	810,194	$20,952,783
Class A – automatic conversion of Class B Shares	68,221	1,019,928	95,820	2,611,838
Class B	8,883	145,467	49,593	1,283,529
Class C	233,580	3,405,310	174,454	4,304,545
Class R3	6,803	150,000	N/A	N/A
Class I	368,345	5,346,094	205,183	5,307,702
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,515,317	21,678,068	2,239,141	55,693,165
Class B	24,991	346,027	57,503	1,382,961
Class C	69,563	961,070	102,686	2,465,511
Class R3	—	—	N/A	N/A
Class I	124,387	1,788,257	175,694	4,398,030
	3,458,260	50,476,706	3,910,268	98,400,064
Shares redeemed:
Class A	(3,087,008)	(47,678,912)	(2,223,180)	(57,260,628)
Class B	(150,585)	(2,293,048)	(233,385)	(6,098,504)
Class B – automatic conversion to Class A Shares	(70,093)	(1,019,928)	(98,311)	(2,611,838)
Class C	(302,468)	(4,498,048)	(199,454)	(5,027,951)
Class R3	—	—	N/A	N/A
Class I	(376,550)	(5,827,030)	(390,974)	(10,248,369)
	(3,986,704)	(61,316,966)	(3,145,304)	(81,247,290)
Net increase (decrease)	(528,444)	$(10,840,260)	764,964	$17,152,774

N/A – Multi-Manager Large-Cap Value did not issue Class R3 Shares prior to August 4, 2008.

76	Nuveen Investments

	Multi-Cap Value
	Year Ended 6/30/09		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,490,296	$20,013,543	4,894,727	$108,742,080
Class A – automatic conversion of Class B Shares	12,748	176,020	10,889	231,835
Class B	6,519	81,686	106,450	2,458,209
Class C	301,887	3,735,694	1,027,450	22,871,607
Class R3	8,523	150,000	N/A	N/A
Class I	13,576,526	168,536,661	9,281,624	208,629,092
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	802,400	17,258,413
Class B	—	—	96,493	2,021,539
Class C	—	—	510,247	10,689,686
Class R3	—	—	N/A	N/A
Class I	—	—	834,562	17,951,990
	15,396,499	192,693,604	17,564,842	390,854,451
Shares redeemed:
Class A	(11,063,212)	(153,131,622)	(14,115,576)	(314,563,687)
Class B	(581,198)	(6,970,880)	(1,129,737)	(24,400,345)
Class B – automatic conversion to Class A Shares	(13,117)	(176,020)	(11,126)	(231,835)
Class C	(4,161,457)	(51,502,643)	(8,271,239)	(179,247,807)
Class R3	—	—	N/A	N/A
Class I	(9,831,921)	(121,143,852)	(8,682,317)	(185,853,992)
	(25,650,905)	(332,925,017)	(32,209,995)	(704,297,666)
Net increase (decrease)	(10,254,406)	$(140,231,413)	(14,645,153)	$(313,443,215)

	Large-Cap Value
	Year Ended 6/30/09		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	437,267	$5,473,447	278,929	$5,572,566
Class B	10,688	124,561	49,539	955,457
Class C	132,478	1,618,650	176,731	3,519,118
Class I	4,145,758	52,236,811	731,693	13,809,935
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,543	18,534	605	12,060
Class B	—	—	3	49
Class C	—	—	13	255
Class I	9,186	110,235	3,448	68,724
	4,736,920	59,582,238	1,240,961	23,938,164
Shares redeemed:
Class A	(252,852)	(3,125,125)	(97,992)	(1,840,816)
Class B	(26,815)	(332,584)	(14,434)	(268,025)
Class C	(100,256)	(1,201,071)	(85,459)	(1,590,105)
Class I	(919,292)	(12,082,462)	(230,897)	(4,368,533)
	(1,299,215)	(16,741,242)	(428,782)	(8,067,479)
Net increase (decrease)	3,437,705	$42,840,996	812,179	$15,870,685

N/A – Multi-Cap Value did not issue Class R3 Shares prior to August 4, 2008.

Nuveen Investments	77

Notes to Financial Statements (continued)

	Small/Mid-Cap Value
	Year Ended 6/30/09		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	110,634	$1,210,334	255,380	$4,773,951
Class B	3,754	49,057	1,570	28,161
Class C	27,757	290,402	57,368	1,067,460
Class I	454,978	5,879,073	2,422,448	43,783,156
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	16	307
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	25,441	484,899
	597,123	7,428,866	2,762,223	50,137,934
Shares redeemed:
Class A	(195,442)	(2,681,788)	(96,825)	(1,753,199)
Class B	(2,772)	(29,711)	(12,500)	(241,750)
Class C	(36,006)	(374,276)	(38,545)	(697,943)
Class I	(2,362,882)	(25,643,049)	(1,922,973)	(36,676,567)
Class I – redemptions in-Kind	—	—	(8,401,687)	(159,386,190)
	(2,597,102)	(28,728,824)	(10,472,530)	(198,755,649)
Net increase (decrease)	(1,999,979)	$(21,299,958)	(7,710,307)	$(148,617,715)

	Small-Cap Value
	Year Ended 6/30/09		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	357,969	$5,864,631	577,225	$15,246,182
Class A – automatic conversion of Class B Shares	57	1,086	351	9,483
Class B	1,265	15,145	552	13,672
Class C	27,028	376,243	18,299	460,704
Class I	2,201,187	30,029,661	1,226,386	31,123,643
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	57,204	1,420,922
Class B	—	—	383	9,334
Class C	—	—	6,980	170,236
Class I	—	—	116,381	2,908,937
	2,587,506	36,286,766	2,003,761	51,363,113
Shares redeemed:
Class A	(2,140,849)	(29,729,040)	(897,290)	(23,632,590)
Class B	(5,021)	(68,967)	(12,223)	(302,597)
Class B – automatic conversion to Class A Shares	(58)	(1,086)	(356)	(9,483)
Class C	(200,743)	(2,971,696)	(182,726)	(4,593,365)
Class I	(2,437,905)	(34,228,314)	(1,098,297)	(27,520,055)
	(4,784,576)	(66,999,103)	(2,190,892)	(56,058,090)
Net increase (decrease)	(2,197,070)	$(30,712,337)	(187,131)	$(4,694,977)

78	Nuveen Investments

	Value Opportunities
	Year Ended 6/30/09		Year Ended 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,158,154	$228,277,031	7,943,088	$242,248,967
Class A – automatic conversion of Class B Shares	1,166	28,045	1,176	35,598
Class B	25,804	609,022	70,171	2,120,260
Class C	1,546,790	34,769,188	1,258,098	38,073,818
Class R3	24,474	558,032	N/A	N/A
Class I	22,348,087	497,207,603	5,631,896	171,253,968
Shares issued to shareholders due to reinvestment of distributions:
Class A	580,049	10,690,843	435,293	13,267,584
Class B	10,220	185,195	8,806	264,607
Class C	156,448	2,834,837	140,306	4,216,004
Class R3	—	—	N/A	N/A
Class I	473,586	8,768,424	332,868	10,173,455
	35,324,778	783,928,220	15,821,702	481,654,261
Shares redeemed:
Class A	(7,498,998)	(158,924,417)	(3,605,597)	(109,855,588)
Class B	(53,866)	(1,118,016)	(16,825)	(513,442)
Class B – automatic conversion to Class A Shares	(1,181)	(28,045)	(1,186)	(35,598)
Class C	(1,525,799)	(31,579,562)	(541,715)	(16,374,312)
Class R3	(7,375)	(161,002)	N/A	N/A
Class I	(8,237,208)	(168,936,416)	(1,526,242)	(47,083,527)
	(17,324,427)	(360,747,458)	(5,691,565)	(173,862,467)
Net increase (decrease)	18,000,351	$423,180,762	10,130,137	$307,791,794

N/A – Value Opportunities did not issue Class R3 Shares prior to August 4, 2008.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended June 30, 2009, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Purchases	$268,572,108	$152,693,182	$43,259,069	$29,667,200	$70,994,134	$729,459,861
Sales and maturities	296,858,992	290,149,919	4,438,326	47,557,708	93,089,277	409,766,223

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2009, the cost of investments was as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Cost of investments	$315,869,409	$521,091,850	$66,732,515	$6,317,985	$94,858,256	$1,091,404,756

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2009, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Gross unrealized:
Appreciation	$18,804,543	$46,572,106	$1,434,206	$364,807	$6,193,833	$74,797,121
Depreciation	(58,324,223)	(171,271,519)	(7,047,686)	(920,775)	(26,920,927)	(114,317,942)
Net unrealized appreciation (depreciation) of investments	$(39,519,680)	$(124,699,413)	$(5,613,480)	$(555,968)	$(20,727,094)	$(39,520,821)

Nuveen Investments	79

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2009, the Funds’ tax year end, were as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Undistributed net ordinary income*	$5,609,527	$1,040,478	$164,141	$—	$197,909	$—
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended June 30, 2009 and June 30, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$3,603,493	$—	$164,594	$—	$—	$18,284,961
Distributions from net long-term capital gains**	29,127,927	—	—	—	—	15,316,459
Tax return of capital	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	The Funds designated as a long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2009.

2008	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Distributions from net ordinary income*	$24,466,004	$17,918,255	$95,999	$488,463	$4,860,282	$17,424,118
Distributions from net long-term capital gains	62,244,184	31,305,510	—	—	674,086	18,162,304
Tax return of capital	—	3,562,719	—	—	56,623	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At June 30, 2009, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Expiration:
June 30, 2016	$—	$16,839,859	$—	$13,065,462	$2,490,066	$—
June 30, 2017	24,629,447	174,357,114	3,880,395	21,132,667	16,942,331	11,117,092
Total	$24,629,447	$191,196,973	$3,880,395	$34,198,129	$19,432,397	$11,117,092

Small/Mid-Cap Value’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through June 30, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Post-October capital losses	$64,839,455	$74,617,242	$232,685	$1,257,145	$51,925,456	$72,586,120

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

80	Nuveen Investments

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Multi-Manager Large-Cap Value Fund-Level Fee Rate	Multi-Cap Value Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Small/Mid-Cap Value Fund-Level Fee Rate	Small-Cap Value Fund-Level Fee Rate	Value Opportunities Fund-Level Fee Rate
For the first $125 million	.5500%	.6500%	.6500%	.7500%	.8000%	.8000%
For the next $125 million	.5375	.6375	.6375	.7375	.7875	.7875
For the next $250 million	.5250	.6250	.6250	.7250	.7750	.7750
For the next $500 million	.5125	.6125	.6125	.7125	.7625	.7625
For the next $1 billion	.5000	.6000	.6000	.7000	.7500	.7500
For net assets over $2 billion	.4750	.5750	.5750	.6750	.7250	.7250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the following table. As of June 30, 2009, the complex-level fee rate was .1970%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Nuveen HydePark Group LLC (“HydePark”), Symphony Asset Management LLC (“Symphony”), Institutional Capital LLC (“ICAP”), NWQ Investment Management Company, LLC (“NWQ”) and Tradewinds Global Investors, LLC (“Tradewinds”), (collectively “Sub-Advisers”). HydePark, ICAP and Symphony manage Multi-Manager Large-Cap Value’s investment portfolio. NWQ manages Multi-Cap Value’s, Large-Cap Value’s, Small/Mid-Cap Value’s and Small Cap Value’s investment portfolios. Tradewinds manages Value Opportunities’ investment portfolio. HydePark, NWQ, Symphony and Tradewinds are each subsidiaries of Nuveen. The Sub-Advisers are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the following Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of shares in the amounts and for the time periods stated in the following table.

	Current Expense Cap	Current Expense Cap Expiration Date	Permanent Expense Cap
Multi-Manager Large-Cap Value	0.95%	October 31, 2010	1.20%
NWQ Large-Cap Value	1.10	October 31, 2010	1.35
NWQ Small/Mid-Cap Value	1.20	October 31, 2010	1.45
NWQ Small-Cap Value	1.25	July 31, 2010	1.50
Tradewinds Value Opportunities	1.25	October 31, 2009	1.50

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

Nuveen Investments	81

Notes to Financial Statements (continued)

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended June 30, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Sales charges collected (Unaudited)	$31,355	$48,541	$7,177	$5,645	$6,855	$548,612
Paid to financial intermediaries (Unaudited)	27,494	43,088	6,326	4,926	6,080	491,100

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended June 30, 2009, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
Commission advances (Unaudited)	$11,497	$32,841	$7,296	$847	$3,368	$362,922

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2009, the Distributor retained such 12b-1 fees as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
12b-1 fees retained (Unaudited)	$65,622	$305,489	$24,713	$3,671	$6,605	$362,088

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended June 30, 2009, as follows:

	Multi-Manager Large-Cap Value	Multi-Cap Value	Large-Cap Value	Small/Mid-Cap Value	Small-Cap Value	Value Opportunities
CDSC retained (Unaudited)	$13,435	$186,845	$810	$558	$3,484	$106,634

7. Subsequent Events

In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date — that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through August 24, 2009, which is the date the financial statements were issued.

82	Nuveen Investments

Financial Highlights

Nuveen Investments	83

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-MANAGER LARGE-CAP VALUE

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (8/96)
2009	$22.53	$.29	$(6.82)	$(6.53)	$(.19)	$(1.58)	$(1.77)	$14.23
2008	30.05	.32	(3.15)	(2.83)	(.30)	(4.39)	(4.69)	22.53
2007	27.23	.35	5.33	5.68	(.26)	(2.60)	(2.86)	30.05
2006	25.58	.22	3.26	3.48	(.23)	(1.60)	(1.83)	27.23
2005	23.41	.32	2.13	2.45	(.28)	—	(.28)	25.58
Class B (8/96)
2009	21.90	.18	(6.63)	(6.45)	(.03)	(1.58)	(1.61)	13.84
2008	29.32	.11	(3.06)	(2.95)	(.08)	(4.39)	(4.47)	21.90
2007	26.64	.12	5.21	5.33	(.05)	(2.60)	(2.65)	29.32
2006	25.06	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.64
2005	22.95	.14	2.08	2.22	(.11)	—	(.11)	25.06
Class C (8/96)
2009	21.86	.17	(6.62)	(6.45)	(.03)	(1.58)	(1.61)	13.80
2008	29.27	.12	(3.06)	(2.94)	(.08)	(4.39)	(4.47)	21.86
2007	26.60	.13	5.19	5.32	(.05)	(2.60)	(2.65)	29.27
2006	25.02	.02	3.20	3.22	(.04)	(1.60)	(1.64)	26.60
2005	22.92	.14	2.07	2.21	(.11)	—	(.11)	25.02
Class R3 (8/08)
2009(f)	22.05	.23	(6.25)	(6.02)	(.14)	(1.58)	(1.72)	14.31
Class I (8/96)(e)
2009	22.64	.33	(6.87)	(6.54)	(.24)	(1.58)	(1.82)	14.28
2008	30.18	.39	(3.17)	(2.78)	(.37)	(4.39)	(4.76)	22.64
2007	27.33	.43	5.35	5.78	(.33)	(2.60)	(2.93)	30.18
2006	25.67	.29	3.27	3.56	(.30)	(1.60)	(1.90)	27.33
2005	23.49	.38	2.14	2.52	(.34)	—	(.34)	25.67

84	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(28.95)%	$239,210	1.27%		1.71%		1.14%		1.83%		1.14%		1.83%		85%
(10.74)	389,240	1.24		1.20		1.24		1.20		1.24		1.20		131
21.71	491,489	1.25		1.22		1.25		1.22		1.25		1.22		75
13.97	440,403	1.28		.83		1.28		.83		1.28		.83		81
10.51	416,407	1.31		1.31		1.31		1.31		1.31		1.31		81

(29.46)	3,033	2.01		.97		1.87		1.10		1.87		1.10		85
(11.39)	8,891	1.99		.43		1.99		.43		1.99		.43		131
20.77	18,491	2.00		.44		2.00		.44		2.00		.44		75
13.13	26,995	2.03		.08		2.03		.08		2.03		.08		81
9.66	45,224	2.06		.57		2.06		.57		2.06		.57		81

(29.52)	15,803	2.02		.96		1.89		1.08		1.89		1.08		85
(11.41)	25,007	1.99		.45		1.99		.45		1.99		.45		131
20.80	31,219	2.00		.47		2.00		.47		2.00		.47		75
13.15	28,692	2.03		.08		2.03		.08		2.03		.08		81
9.63	30,691	2.06		.57		2.06		.57		2.06		.57		81

(27.29)	97	1.53	*	1.55	*	1.45	*	1.63	*	1.45	*	1.63	*	85

(28.83)	16,604	1.02		1.95		.89		2.08		.89		2.08		85
(10.52)	23,684.99			1.45		.99		1.45		.99		1.45		131
22.03	31,878	1.00		1.48		1.00		1.48		1.00		1.48		75
14.24	25,720	1.03		1.08		1.03		1.08		1.03		1.08		81
10.77	22,350	1.06		1.56		1.06		1.56		1.06		1.56		81

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MULTI-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital	Total	Ending Net Asset Value
Class A (12/02)
2009	$18.54	$.04	$(6.36)	$(6.32)	$—	$—	$—	$—	$12.22
2008	26.15	.04	(6.62)	(6.58)	(.02)	(.94)	(.07)	(1.03)	18.54
2007	23.81	.18	3.43	3.61	(.13)	(1.14)	—	(1.27)	26.15
2006	20.60	.15	3.42	3.57	(.06)	(.30)	—	(.36)	23.81
2005	18.56	.11	2.15	2.26	(.05)	(.17)	—	(.22)	20.60
Class B (12/02)
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42
2005	18.45	(.04)	2.13	2.09	—	(.17)	—	(.17)	20.37
Class C (12/02)
2009	18.10	(.06)	(6.20)	(6.26)	—	—	—	—	11.84
2008	25.64	(.13)	(6.47)	(6.60)	—	(.94)	—	(.94)	18.10
2007	23.42	(.01)	3.37	3.36	—	(1.14)	—	(1.14)	25.64
2006	20.37	(.02)	3.37	3.35	—	(.30)	—	(.30)	23.42
2005	18.45	(.04)	2.13	2.09	—	(.17)	—	(.17)	20.37
Class R3 (8/08)
2009(f)	17.60	.01	(5.45)	(5.44)	—	—	—	—	12.16
Class I (11/97)(e)
2009	18.50	.07	(6.35)	(6.28)	—	—	—	—	12.22
2008	26.09	.09	(6.59)	(6.50)	(.02)	(.94)	(.13)	(1.09)	18.50
2007	23.76	.24	3.42	3.66	(.19)	(1.14)	—	(1.33)	26.09
2006	20.55	.20	3.42	3.62	(.11)	(.30)	—	(.41)	23.76
2005	18.52	.15	2.15	2.30	(.10)	(.17)	—	(.27)	20.55

86	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(34.12)%	$76,785	1.50%		.27%	1.50%		.27%	1.50%		.27%	32%
(25.65)	293,777	1.33		.17	1.33		.17	1.33		.17	25
15.51	634,123	1.24		.71	1.24		.71	1.24		.71	19
17.45	409,788	1.33		.65	1.33		.65	1.33		.65	9
12.20	179,548	1.36		.54	1.36		.54	1.36		.54	14

(34.62)	16,599	2.28		(.46)	2.28		(.46)	2.28		(.46)	32
(26.20)	36,024	2.08		(.59)	2.08		(.59)	2.08		(.59)	25
14.65	75,067	2.00		(.04)	2.00		(.04)	2.00		(.04)	19
16.57	58,423	2.08		(.10)	2.08		(.10)	2.08		(.10)	9
11.35	33,216	2.10		(.20)	2.10		(.20)	2.10		(.20)	14

(34.62)	78,225	2.27		(.46)	2.27		(.46)	2.27		(.46)	32
(26.20)	189,475	2.08		(.58)	2.08		(.58)	2.08		(.58)	25
14.64	441,048	1.99		(.04)	1.99		(.04)	1.99		(.04)	19
16.57	308,339	2.08		(.10)	2.08		(.10)	2.08		(.10)	9
11.35	128,758	2.11		(.21)	2.11		(.21)	2.10		(.21)	14

(30.91)	104	1.81	*	.12 *	1.81	*	.12 *	1.81	*	.12 *	32

(33.95)	227,320	1.29		.55	1.29		.55	1.29		.55	32
(25.47)	274,886	1.09		.39	1.09		.39	1.09		.39	25
15.77	350,370.99			.96	.99		.96	.99		.96	19
17.77	212,033	1.09		.90	1.09		.90	1.09		.90	9
12.43	82,413	1.10		.78	1.10		.78	1.10		.78	14

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

LARGE-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains		Total	Ending Net Asset Value
Class A (12/06)
2009	$17.41	$.10		$(4.73)	$(4.63)	$(.07)	$—		$(.07)	$12.71
2008	21.38	.15		(4.04)	(3.89)	(.08)	—	**	(.08)	17.41
2007(e)	20.00	.12		1.26	1.38	—	—		—	21.38
Class B (12/06)
2009	17.28	—	**	(4.68)	(4.68)	—	—		—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28
2007(e)	20.00	—	**	1.30	1.30	—	—		—	21.30
Class C (12/06)
2009	17.28	—	**	(4.68)	(4.68)	—	—		—	12.60
2008	21.30	—	**	(4.02)	(4.02)	—	—	**	— **	17.28
2007(e)	20.00	.02		1.28	1.30	—	—		—	21.30
Class I (12/06)(f)
2009	17.43	.12		(4.72)	(4.60)	(.11)	—		(.11)	12.72
2008	21.41	.20		(4.05)	(3.85)	(.13)	—	**	(.13)	17.43
2007(e)	20.00	.15		1.26	1.41	—	—		—	21.41

88	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(26.57)%	$6,075	1.61%		.49%	1.35%		.76%		1.35%		.76%		16%
(18.24)	5,080	1.66		.45	1.33		.77		1.33		.78		13
6.90	2,358	3.12	*	(.84 )*	1.33	*	.95	*	1.26	*	1.02	*	—

(27.13)	405	2.35		(.22)	2.10		.03		2.10		.03		16
(18.82)	835	2.43		(.34)	2.08		—	***	2.08		.01		13
6.50	281	4.68	*	(2.66)*	2.08	*	(.06	)*	2.01	*	.01	*	—

(27.13)	2,217	2.37		(.25)	2.10		.02		2.10		.02		16
(18.82)	2,484	2.42		(.33)	2.08		—	***	2.08		—	***	13
6.50	1,117	3.83	*	(1.62)*	2.08	*	.13	*	2.01	*	.20	*	—

(26.35)	52,618	1.36		.71	1.10		.97		1.10		.97		16
(18.05)	15,719	1.40		.71	1.08		1.02		1.08		1.02		13
7.05	8,513	2.65	*	(.32 )*	1.08	*	1.25	*	1.01	*	1.32	*	—

*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL/MID-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income		Capital Gains	Total		Ending Net Asset Value
Class A (12/06)
2009	$17.12	$— **	$(6.07)	$(6.07)	$—		$—	$—		$11.05
2008	21.37	(.09)	(4.16)	(4.25)	—	**	—	—	**	17.12
2007(e)	20.00	.15	1.22	1.37	—		—	—		21.37
Class B (12/06)
2009	16.90	(.06)	(6.02)	(6.08)	—		—	—		10.82
2008	21.29	(.22)	(4.17)	(4.39)	—		—	—		16.90
2007(e)	20.00	.02	1.27	1.29	—		—	—		21.29
Class C (12/06)
2009	16.92	(.07)	(6.02)	(6.09)	—		—	—		10.83
2008	21.28	(.22)	(4.14)	(4.36)	—		—	—		16.92
2007(e)	20.00	.05	1.23	1.28	—		—	—		21.28
Class I (12/06)(f)
2009	17.11	(.01)	(6.14)	(6.15)	—		—	—		10.96
2008	21.41	(.04)	(4.21)	(4.25)	(.05)		—	(.05)		17.11
2007(e)	20.00	.49	.92	1.41	—		—	—		21.41

90	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Total Return(b)		Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(35.34)%		$1,382	3.03%		(1.60)%	1.45%		(.02)%	1.45%		(.02)%	204%
(20.02	)***	3,595	1.65		(.70)	1.43		(.49)	1.43		(.48)	84
6.85		1,098	2.54	*	.23 *	1.43	*	1.34 *	1.41	*	1.36 *	1

(35.98)		34	4.25		(2.59)	2.20		(.54)	2.20		(.54)	204
(20.62	)***	36	2.12		(1.17)	2.12		(1.17)	2.11		(1.16)	84
6.45		279	4.09	*	(1.70)*	2.19	*	.20 *	2.17	*	.22 *	1

(35.88)		610	4.11		(2.50)	2.20		(.59)	2.20		(.59)	204
(20.63	)***	1,093	2.39		(1.40)	2.18		(1.20)	2.18		(1.19)	84
6.40		974	3.22	*	(.65 )*	2.18	*	.39 *	2.16	*	.41 *	1

(35.98)		3,792	1.44		(.33)	1.20		(.08)	1.20		(.08)	204
(19.82	)***	38,574	1.16		(.20)	1.16		(.20)	1.15		(.19)	84
7.05		216,872	1.49	*	3.93 *	1.16	*	4.25 *	1.15	*	4.27 *	1

*	Annualized.
**	Rounds to less than $.01 per share.
***	During the fiscal year ended June 30, 2008, the Adviser reimbursed the Fund $89,561 for a cash balance maintained in the Fund. This reimbursement resulted in an increase of .23%, .28%, .19% and .14% to classes A, B, C and I, respectively.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through June 30, 2007.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	91

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SMALL-CAP VALUE
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Tax Return of Capital		Total	Ending Net Asset Value
Class A (12/04)
2009	$23.29	$.02	$(9.17)	$(9.15)	$—	$—	$—		$—	$14.14
2008	30.12	(.04)	(6.08)	(6.12)	(.02)	(.69)	—	**	(.71)	23.29
2007	26.10	.13	4.05	4.18	(.04)	(.12)	—		(.16)	30.12
2006	20.84	.13	5.48	5.61	(.08)	(.27)	—		(.35)	26.10
2005(e)	20.00	.05	.79	.84	—	—	—		—	20.84
Class B (12/04)
2009	22.80	(.11)	(8.95)	(9.06)	—	—	—		—	13.74
2008	29.69	(.23)	(5.97)	(6.20)	—	(.69)	—		(.69)	22.80
2007	25.89	(.08)	4.00	3.92	—	(.12)	—		(.12)	29.69
2006	20.76	(.07)	5.47	5.40	—	(.27)	—		(.27)	25.89
2005(e)	20.00	(.03)	.79	.76	—	—	—		—	20.76
Class C (12/04)
2009	22.83	(.11)	(8.96)	(9.07)	—	—	—		—	13.76
2008	29.73	(.23)	(5.98)	(6.21)	—	(.69)	—		(.69)	22.83
2007	25.91	(.08)	4.02	3.94	—	(.12)	—		(.12)	29.73
2006	20.76	(.07)	5.49	5.42	—	(.27)	—		(.27)	25.91
2005(e)	20.00	(.03)	.79	.76	—	—	—		—	20.76
Class I (12/04)(f)
2009	23.34	.05	(9.18)	(9.13)	—	—	—		—	14.21
2008	30.18	.02	(6.08)	(6.06)	(.08)	(.69)	(.01)		(.78)	23.34
2007	26.15	.23	4.03	4.26	(.11)	(.12)	—		(.23)	30.18
2006	20.87	.16	5.52	5.68	(.13)	(.27)	—		(.40)	26.15
2005(e)	20.00	.08	.79	.87	—	—	—		—	20.87

92	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Credit/ Reimbursement			Ratios to Average Net Assets After Reimbursement(c)			Ratios to Average Net Assets After Credit/ Reimbursement(d)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

(39.29)%	$7,733	1.46%		.13%	1.46%		.13%	1.46%		.13%	71%
(20.41)	54,264	1.47		(0.16)	1.47		(0.16)	1.47		(.16)	48
16.09	78,081	1.50		.44	1.49		.46	1.49		.46	24
27.08 ***	33,907	1.95		(.02)	1.42		.51	1.40		.53	26
4.20	3	2.85	*	(.96 )*	1.49	*	.40 *	1.42	*	.47 *	22

(39.71)	173	2.23		(.69)	2.23		(.69)	2.23		(.69)	71
(21.02)	374	2.22		(.89)	2.22		(.89)	2.22		(.89)	48
15.15	833	2.25		(.31)	2.24		(.30)	2.24		(.30)	24
26.17 ***	370	2.75		(.91)	2.16		(.33)	2.14		(.31)	26
3.80	3	3.60	*	(1.70)*	2.24	*	(.35 )*	2.17	*	(.28 )*	22

(39.70)	3,446	2.23		(.70)	2.23		(.70)	2.23		(.70)	71
(21.03)	9,682	2.22		(.91)	2.22		(.91)	2.22		(.91)	48
15.26	17,290	2.25		(.31)	2.24		(.30)	2.24		(.30)	24
26.22 ***	7,244	2.73		(.86)	2.17		(.30)	2.15		(.28)	26
3.80	3	3.60	*	(1.70)*	2.24	*	(.35 )*	2.17	*	(.28 )*	22

(39.12)	62,423	1.24		.29	1.24		.29	1.24		.29	71
(20.22)	108,064	1.22		.08	1.22		.08	1.22		.08	48
16.41	132,385	1.22		.81	1.22		.81	1.22		.81	24
27.41 ***	13,137	1.73		.07	1.17		.63	1.15		.65	26
4.35	2,079	2.61	*	(.72 )*	1.25	*	.64 *	1.17	*	.72 *	22
*	Annualized.
**	Rounds to less than $.01 per share.
***	During the fiscal year ended June 30, 2006, NWQ reimbursed Small-Cap Value $9,060 for a cash balance maintained in the Fund. This reimbursement did not have an impact on the Fund’s Class A total return, but resulted in an increase of .05% in each of the total returns for Classes B, C and I.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	93

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions

VALUE OPPORTUNITIES
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (12/04)
2009	$29.60	$.20	$(4.53)	$(4.33)	$(.05)	$(1.05)	$(1.10)	$24.17
2008	32.48	.20	(1.03)	(.83)	(.59)	(1.46)	(2.05)	29.60
2007	26.90	.30	5.83	6.13	(.29)	(.26)	(.55)	32.48
2006	21.07	.28	5.88	6.16	(.07)	(.26)	(.33)	26.90
2005(e)	20.00	.08	.99	1.07	—	—	—	21.07
Class B (12/04)
2009	29.29	.03	(4.49)	(4.46)	—	(1.05)	(1.05)	23.78
2008	32.15	(.03)	(1.02)	(1.05)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.76	5.83	(.08)	(.26)	(.34)	32.15
2006	20.98	.09	5.85	5.94	—	(.26)	(.26)	26.66
2005(e)	20.00	—	.98	.98	—	—	—	20.98
Class C (12/04)
2009	29.29	.03	(4.50)	(4.47)	—	(1.05)	(1.05)	23.77
2008	32.16	(.03)	(1.03)	(1.06)	(.35)	(1.46)	(1.81)	29.29
2007	26.66	.07	5.77	5.84	(.08)	(.26)	(.34)	32.16
2006	20.98	.08	5.86	5.94	—	(.26)	(.26)	26.66
2005(e)	20.00	—	.98	.98	—	—	—	20.98
Class R3 (8/08)
2009(g)	28.93	.15	(3.80)	(3.65)	—	(1.05)	(1.05)	24.23
Class I (12/04)(f)
2009	29.66	.26	(4.57)	(4.31)	(.11)	(1.05)	(1.16)	24.19
2008	32.54	.28	(1.03)	(.75)	(.67)	(1.46)	(2.13)	29.66
2007	26.95	.39	5.82	6.21	(.36)	(.26)	(.62)	32.54
2006	21.09	.31	5.93	6.24	(.12)	(.26)	(.38)	26.95
2005(e)	20.00	.11	.98	1.09	—	—	—	21.09

94	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

(13.47)%	$378,845	1.48%		.89%		1.48%		.89%		1.48%		.89%		61%
(2.65)	368,093	1.42		.63		1.42		.63		1.41		.64		48
22.98	248,827	1.39		.99		1.39		.99		1.39		.99		23
29.45	73,389	1.63		.94		1.49		1.09		1.48		1.09		29
5.35	3	3.12	*	(1.10	)*	1.51	*	.52	*	1.30	*	.73	*	45

(14.10)	5,080	2.22		.14		2.22		.14		2.22		.14		61
(3.39)	6,816	2.17		(.11)		2.17		(.11)		2.16		(.10)		48
22.04	5,521	2.14		.24		2.14		.24		2.14		.24		23
28.49	1,041	2.40		.16		2.24		.33		2.23		.34		29
4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	2.05	*	(.02	)*	45

(14.14)	98,742	2.22		.14		2.22		.14		2.22		.14		61
(3.39)	116,463	2.17		(.10)		2.17		(.10)		2.16		(.10)		48
22.04	100,295	2.14		.24		2.14		.24		2.14		.24		23
28.49	22,102	2.40		.15		2.24		.31		2.23		.32		29
4.90	3	3.87	*	(1.85	)*	2.26	*	(.23	)*	2.05	*	(.02	)*	45

(11.47)	414	1.76	*	.73	*	1.75	*	.75	*	1.75	*	.75	*	61

(13.29)	580,149	1.24		1.19		1.23		1.20		1.23		1.20		61
(2.39)	278,649	1.17		.89		1.17		.89		1.17		.89		48
23.30	161,284	1.14		1.28		1.14		1.28		1.14		1.28		23
29.80	37,393	1.48		.98		1.24		1.22		1.23		1.23		29
5.45	2,102	2.86	*	(.84	)*	1.24	*	.77	*	1.05	*	.97	*	45

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 9, 2004 (commencement of operations) through June 30, 2005.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.

See accompanying notes to financial statements.

Nuveen Investments	95

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include (a) the investment advisory agreements between Nuveen Asset Management (“NAM”) and each of the Funds; (b) the sub-advisory agreements between NAM and NWQ Investment Management Company, LLC (“NWQ”) on behalf of each of the following Funds: Nuveen NWQ Multi-Cap Value Fund, Nuveen NWQ Large-Cap Value Fund, Nuveen NWQ Small/Mid-Cap Value Fund and Nuveen NWQ Small-Cap Value Fund; (c) the sub-advisory agreement between NAM and Tradewinds Global Investors, LLC (“Tradewinds”) on behalf of the Nuveen Tradewinds Value Opportunities Fund; and (d) the sub-advisory agreements between NAM and Institutional Capital LLC (“ICAP”), Nuveen HydePark Group, LLC (“HydePark”) and Symphony Asset Management LLC (“Symphony”), respectively, on behalf of the Nuveen Multi-Manager Large-Cap Value Fund. NWQ, Tradewinds, ICAP, HydePark and Symphony are each a “Sub-Adviser.” In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and each Sub-Adviser (NAM and the Sub-Advisers are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the

96	Nuveen Investments

impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the applicable Fund(s), developments affecting each Sub-Adviser, and an analysis of each Sub-Adviser. As described in further detail below, the Board considered the performance of each Fund sub-advised by the respective Sub-Adviser (or, with respect to the Nuveen Multi-Manager Large-Cap Value Fund, the portion of the investment portfolio for which the Sub-Adviser is responsible). The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the respective Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with Tradewinds in February 2008 and 2009 and with NWQ in February 2009. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or respective Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by each of NWQ, Tradewinds, HydePark and Symphony, respectively, in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. With respect to the Nuveen Multi-Manager Large-Cap Value Fund, the Independent Board Members also reviewed, among other things, the returns of the portion of the portfolio managed by each particular Sub-Adviser for the year 2008. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory, except as noted. With respect to the Nuveen NWQ Multi-Cap Value Fund and the Nuveen NWQ Small-Cap Value Fund, based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members were satisfied with the steps taken to address performance issues during extraordinary times.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer

Nuveen Investments	97

Annual Investment Management Agreement Approval Process (continued)

Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable. With respect to Symphony, the Independent Board Members also reviewed the fees it assesses for equity and taxable fixed-income hedge funds and hedge accounts it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In addition, with respect to ICAP, the Independent Board Members also considered such Sub-Adviser’s revenues, expenses and profitability margins (pre- and post-tax). Based on their review, the Independent Board Members were satisfied that such Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

98	Nuveen Investments

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to HydePark, ICAP, NWQ and Tradewinds, the Independent Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund’s portfolio transactions. For these Sub-Advisers, the Independent Board Members further noted that such Sub-Advisers’ profitability may be lower if they were required to pay for this research with hard dollars. With respect to Symphony, the Board also considered that Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	99

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	199
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	199
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

100	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	199
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Nuveen Investments	101

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	74
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	199
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	199
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	199
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	199
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199

102	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	199
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	199
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	74
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	199

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	103

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

104	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Institutional Capital LLC

225 West Wacker Drive

Chicago, IL 60606

Nuveen Hyde Park Group, LLC

111 West Jackson Blvd.

Suite 1411

Chicago, IL 60604

NWQ Investment Management Company, LLC

2049 Century Park East

Los Angeles, CA 90067

Symphony Asset Management, LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: Multi-Manager Large-Cap Value, Large-Cap Value and Value Opportunities hereby designate 100%, 100% and 12.57%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100%, 100% and 31.57%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	105

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NWQ-0609P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

June 30, 2009

Nuveen Enhanced Core Equity Fund	Nuveen Enhanced Mid-Cap Fund

LIFE IS COMPLEX.

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

August 24, 2009

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Enhanced Core Equity Fund and the Nuveen Enhanced Mid-Cap Fund feature management by Nuveen HydePark Group, LLC, an affiliate of Nuveen Investments, Inc. Both Funds are co-managed by David Tierney, PhD, Senior Managing Director and Chief Investment Officer of HydePark, John Gambla, CFA, and Rob Guttschow, CFA. We recently spoke with David, John and Rob about the general economic conditions, key investment strategies and performance of the Funds for the twelve-month period ending June 30, 2009.

What were the general economic conditions during the reporting period?

This twelve month period was among the most volatile in the history of the capital markets. Equity markets across the globe fell as the United States economy pushed further into recession. After IndyMac’s bankruptcy filing on August 1, 2008, the U.S. Government engaged in one of the most dramatic market interventions in years and placed the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) into receivership. In September, Lehman Brothers, a major Wall Street broker/dealer, filed for bankruptcy protection. AIG, one of the largest insurers globally, effectively was nationalized by the U.S. government, and Wachovia, Washington Mutual, Silver State Bank, and Ameri Bank all were seized by U.S. regulators and/or merged into stronger banks. Merrill Lynch, concerned about its own solvency, quickly negotiated a deal to be acquired by Bank of America. Goldman Sachs and Morgan Stanley converted to commercial banks, possibly signaling the end of the 100-year old independent broker / dealer model. The following months included major financial write-downs across the U.S. economy, the uncovering of the largest Ponzi scheme in history, continual declines in real U.S. Gross Domestic Product, and significant spikes in market volatility.

While the U.S. economy moved further into recession, the international capital markets experienced their own severe downturn. Economic policy responses by the U.S. Federal Reserve were followed, in part, by its counterparts at the Bank of England, the European Central Bank, and the Chinese Government.

Although the S&P 500 and the MSCI EAFE indices were down 37% and 43%, respectively, in 2008, signs of global economic stability began to emerge toward the end of the first quarter in 2009. By the end of June, the 2009 year-to-date returns of these two equity indices were 3% and 8%, respectively. In addition, emerging markets, which fell 53% in 2008, rebounded 36% during the first half of 2009.

The headlines created by the failure of such large banking institutions and Congress’s first failed attempt at bailout legislation resulted in a massive drop in consumer confidence.

2	Nuveen Investments

This drop in confidence resulted in a drop in spending, as personal consumption contracted at a -3.5% rate in the third quarter and a -3.1% in the fourth quarter.

As a result, volatility in the equity markets continued throughout most of this twelve-month period. However, the second quarter of 2009 saw substantial improvements. The U.S. government has continued to implement various financial bailout/stimulus plans. The major banks have appeared to raise the necessary capital for them to survive in the current downturn, with several of them even appearing to thrive. Equity markets, as measured by the S&P 500 Index, have rocketed up from the lows experienced in March. Ten-year bond yields have come off their multi-decade lows as well.

How did the Funds perform during the twelve-month period ended June 30, 2009?

The table on page six provides performance information for both Funds (Class A Shares at net asset value) for the one-year and since inception periods ended June 30, 2009. The table also compares each Fund’s performance to a general market index. A more detailed discussion of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period?

The proprietary risk-controlled HydePark wealth creation model was used to manage the Funds during this twelve-month period and since the inception of the Funds. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented; two are traditional measures of revenues versus excess of expenses (specifically, earnings and cash flow), and two are traditional measures of the uses for those monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model or how we select stocks for the Funds.

The model evaluates all the securities contained in the benchmark portfolio (S&P 500 Index for the Nuveen Enhanced Core Equity Fund and Russell Midcap Index for the

Nuveen Investments	3

Nuveen Enhanced Mid-Cap Fund) for possible inclusion in the respective portfolios. The process will not consider a stock for possible inclusion if it is not contained in the respective benchmark portfolios. This process produces what HydePark believes are well-diversified, efficient portfolios that attempt to perform within a specific, narrow tracking range (the degree of difference) versus the stated benchmarks. Both portfolios typically contain a large number of holdings with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics. The portfolios are monitored daily with rebalances occurring quarterly.

How did these strategies influence performance?

Nuveen Enhanced Core Equity Fund

Class A Shares (at net asset value) for the Nuveen Enhanced Core Equity Fund underperformed the Lipper and S&P 500 indexes during the reporting period.

We believe the quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from the Fund’s relative overweights / underweights of each stock versus the index. We attempt to express an overweight / underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights / underweights versus the index is, by definition, equal to zero; however, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, the Fund sometimes will overweight a sector because the stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark. Performance for the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during the reporting period, the Fund was overweighted in energy, telecommunication services and utility stocks, with the largest single overweight in energy, where the Fund was, on average, 3.0% overweight versus the index. The largest single underweight was, on average, in information technology, where the Fund was 3.6% underweight versus the index. Overall, sector weightings were a negative to the Funds relative performance versus the index.

Performance attributable to the individual stock holdings within each sector was a positive for the Fund during the reporting period, with the stock picks within the financial sector having the largest positive impact. The holdings within the utility sector were also a

4	Nuveen Investments

positive for the Fund. Holdings within the energy and information technology sectors resulted in negative relative performance for the Fund.

Nuveen Enhanced Mid-Cap Fund

Class A Shares (at net asset value) for the Nuveen Enhanced Mid-Cap Fund underperformed both the Lipper and Russell MidCap indexes during the reporting period.

Similar to the Nuveen Enhanced Core Equity Fund, we employ a quantitative, risk-controlled process for this Fund that weighted every stock in the portfolio according to our five wealth creation fundamentals. We believe the resultant portfolio should, under normal circumstances, track its benchmark portfolios closely, with value-added potential coming from our relative overweights / underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights / underweights versus the index is, by definition, equal to zero; however, the HydePark process is not constrained to be industry or sector neutral. As a result, the Fund sometimes is overweight stocks within a sector because all the individual stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark in aggregate. Performance for the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during this reporting period, the Fund was comparatively overweighted in the energy, materials, financials and utilities sectors, with the largest overweight in financials where the Fund was, on average, 4.2% overweight versus the Russell index. The largest single sector underweight was, on average, in health care, where the Fund was 4.5% underweight versus the Russell index. Overall, sector weightings were a drag on the Fund’s relative performance versus the index.

Performance attributable to the individual stock weightings within each sector was a net negative for the Fund during this period. Stock selection was positive in the financial, information technology, telecommunications and utilities sectors. Selection was a negative within the energy, consumer discretionary, industrials, and health care sectors.

Nuveen Investments	5

1	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The since inception returns represent returns for the period 12/31/07-6/30/09 as returns for that time period are available only on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The since inception returns represent returns for the period 12/31/07-6/30/09 as returns for that time period are available only on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell Midcap Index includes the smallest 800 securities in the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns

As of 6/30/09

	1-Year	Since inception (12/3/2007)
Nuveen Enhanced Core Equity Fund
A Shares at NAV	-27.18%	-24.97%
A Shares at Offer	-31.35%	-27.74%
Lipper Large-Cap Core Funds Index[1]	-25.69%	-23.00%
S&P 500 Index[2]	-26.21%	-23.98%
Nuveen Enhanced Mid-Cap Fund
A Shares at NAV	-36.27%	-28.15%
A Shares at Offer	-39.92%	-30.80%
Lipper Mid-Cap Core Funds Index[3]	-27.20%	-22.00%
Russell Midcap Index[4]	-30.36%	-24.39%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if sales charges were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

6	Nuveen Investments

Nuveen Enhanced Core Equity Fund

Growth of an Assumed $10,000 Investment

Nuveen Enhanced Mid-Cap Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell MidCap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell MidCap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	7

Fund Spotlight as of 6/30/09 Nuveen Enhanced Core Equity Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NEEAX	NEECX	NEERX
NAV	$12.43	$12.41	$12.43
Latest Ordinary Income Distribution[2]	$0.2644	$0.1392	$0.3063
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-27.18%	-31.35%
Since Inception	-24.97%	-27.74%

C Shares	NAV
1-Year	-27.78%
Since Inception	-25.56%

I Shares	NAV
1-Year	-27.02%
Since Inception	-24.80%

Top Five Common Stock Holdings[3]
Exxon Mobil Corporation	4.4%
AT&T Inc.	2.3%
Johnson & Johnson	2.1%
Procter & Gamble Company	2.1%
Microsoft Corporation	2.0%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$10,182
Number of Common Stocks	490

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.25%	0.73%	10/31/09
Class C	2.00%	1.48%	10/31/09
Class I	0.74%	0.48%	10/31/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 31, 2008.

3	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

8	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen Enhanced Core Equity Fund

Industries[1]
Oil, Gas & Consumable Fuels	11.1%
Pharmaceuticals	8.4%
Computers & Peripherals	4.9%
Diversified Telecommunication Services	3.9%
Software	3.8%
Food & Staples Retailing	3.2%
Diversified Financial Services	3.2%
Household Products	2.9%
Aerospace & Defense	2.7%
Capital Markets	2.7%
Commercial Banks	2.6%
Media	2.6%
Electric Utilities	2.6%
Beverages	2.6%
Communications Equipment	2.5%
Industrial Conglomerates	2.5%
Specialty Retail	2.3%
Semiconductors & Equipment	2.2%
Insurance	2.1%
Tobacco	2.1%
Health Care Providers & Services	2.1%
Food Products	1.9%
Biotechnology	1.9%
Health Care Equipment & Supplies	1.9%
Multi-Utilities	1.7%
Other	19.6%

1	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,005.70	$1,008.00	$1,006.50	$1,021.08	$1,017.36	$1,022.32
Expenses Incurred During Period	$3.72	$7.45	$2.48	$3.75	$7.48	$2.50

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.50% and .50% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	9

Fund Spotlight as of 6/30/09 Nuveen Enhanced Mid-Cap Fund

Quick Facts
	A Shares	C Shares	I Shares[1]
Fund Symbols	NDPAX	NDPCX	NDPRX
NAV	$11.65	$11.66	$11.65
Latest Ordinary Income Distribution[2]	$0.1904	$0.0654	$0.2323
Inception Date	12/03/07	12/03/07	12/03/07

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/09

A Shares	NAV	Offer
1-Year	-36.27%	-39.92%
Since Inception	-28.15%	-30.80%

C Shares	NAV
1-Year	-36.70%
Since Inception	-28.66%

I Shares	NAV
1-Year	-36.09%
Since Inception	-27.96%

Top Five Common Stock Holdings[4]
YUM! Brands, Inc.	1.0%
Lincoln National Corporation	0.8%
Noble Energy, Inc.	0.8%
Kohl’s Corporation	0.8%
H.J. Heinz Company	0.8%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$1,907
Number of Common Stocks	490

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.81%	0.76%	10/31/09
Class C	4.56%	1.51%	10/31/09
Class I	3.52%	0.51%	10/31/09

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through October 31, 2010. The Net Expense Ratios also reflect a custodian fee credit whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the waiver, reimbursement and custodian fee credit, the Net Expense Ratios would be higher and total returns would be less.

1	Effective May 1, 2008, Class R Shares were renamed Class I Shares. See the Fund’s prospectus for more information.

2	Paid December 31, 2008.

3	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

4	As a percentage of total common stocks as of June 30, 2009. Holdings are subject to change.

10	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen Enhanced Mid-Cap Fund

Industries[1]
Multi-Utilities	5.3%
Oil, Gas & Consumable Fuels	5.2%
Insurance	5.1%
Specialty Retail	4.6%
Energy Equipment & Services	4.5%
Food Products	3.8%
Machinery	3.8%
Electric Utilities	3.7%
Specialized REIT	3.1%
Multiline Retail	3.1%
Semiconductors & Equipment	3.0%
Media	2.8%
Chemicals	2.5%
Hotels, Restaurants & Leisure	2.5%
Health Care Providers & Services	2.4%
Aerospace & Defense	1.9%
Capital Markets	1.8%
Commercial Banks	1.8%
IT Services	1.8%
Residential REIT	1.7%
Diversified Telecommunication Services	1.5%
Beverages	1.5%
Household Durables	1.5%
Independent Power Producers & Energy Traders	1.4%
Gas Utilities	1.3%
Containers & Packaging	1.2%
Electrical Equipment	1.2%
Metals & Mining	1.1%
Computers & Peripherals	1.1%
Thrifts & Mortgage Finance	1.0%
Automobile	1.0%
Professional Services	1.0%
Food & Staples Retailing	1.0%
Other	19.8%

1	As a percentage of total common stocks as of June 30, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,046.70	$1,043.90	$1,048.60	$1,020.83	$1,017.11	$1,022.07
Expenses Incurred During Period	$4.05	$7.83	$2.79	$4.00	$7.73	$2.75

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55% and .55% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	11

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Enhanced Core Equity Fund and Nuveen Enhanced Mid-Cap Fund (each a series of the Nuveen Investment Trust, hereafter referred to as the “Funds”) at June 30, 2009, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year ended June 30, 2009 and the period December 3, 2007 (commencement of operations) through June 30, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 24, 2009

12	Nuveen Investments

Portfolio of Investments

Nuveen Enhanced Core Equity Fund

June 30, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 99.6%

	Aerospace & Defense – 2.7%

800	Boeing Company	$34,000

400	General Dynamics Corporation	22,156

200	Goodrich Corporation	9,994

900	Honeywell International Inc.	28,260

200	ITT Industries, Inc.	8,900

200	L-3 Communications Holdings, Inc.	13,876

400	Lockheed Martin Corporation	32,260

400	Northrop Grumman Corporation	18,272

200	Precision Castparts Corporation	14,606

500	Raytheon Company	22,215

200	Rockwell Collins, Inc.	8,346

1,200	United Technologies Corporation	62,352
	Total Aerospace & Defense	275,237
	Air Freight & Logistics – 0.9%

200	C.H. Robinson Worldwide, Inc.	10,430

200	Expeditors International of Washington Inc.	6,668

300	FedEx Corporation	16,686

1,200	United Parcel Service, Inc., Class B	59,988
	Total Air Freight & Logistics	93,772
	Airlines – 0.0%

600	Southwest Airlines Co.	4,038
	Auto Components – 0.1%

100	Goodyear Tire & Rubber Company, (2)	1,126

600	Johnson Controls, Inc.	13,032
	Total Auto Components	14,158
	Automobiles – 0.3%

4,200	Ford Motor Company, (2)	25,494

200	Harley-Davidson, Inc.	3,242
	Total Automobiles	28,736
	Beverages – 2.5%

100	Brown-Forman Corporation	4,298

2,500	Coca-Cola Company	119,975

400	Coca-Cola Enterprises Inc.	6,660

100	Constellation Brands, Inc., Class A, (2)	1,268

300	Dr. Pepper Snapple Group, (2)	6,357

200	Molson Coors Brewing Company, Class B	8,466

200	Pepsi Bottling Group, Inc.	6,768

1,900	PepsiCo, Inc.	104,424
	Total Beverages	258,216
	Biotechnology – 1.9%

1,600	Amgen Inc., (2)	84,704

400	Biogen Idec Inc., (2)	18,060

400	Celgene Corporation, (2)	19,136

100	Cephalon, Inc., (2)	5,665

Nuveen Investments	13

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Biotechnology (continued)

300	Genzyme Corporation, (2)	$16,701

1,000	Gilead Sciences, Inc., (2)	46,840
	Total Biotechnology	191,106
	Building Products – 0.0%

400	Masco Corporation	3,832
	Capital Markets – 2.7%

300	Ameriprise Financial, Inc.	7,281

1,100	Bank of New York Company, Inc.	32,241

1,100	Charles Schwab Corporation	19,294

400	E*Trade Group Inc., (2)	512

100	Federated Investors Inc.	2,409

200	Franklin Resources, Inc.	14,402

600	Goldman Sachs Group, Inc.	88,464

400	Invesco LTD	7,128

100	Janus Capital Group Inc.	1,140

100	Legg Mason, Inc.	2,438

1,400	Morgan Stanley	39,914

300	Northern Trust Corporation	16,104

600	State Street Corporation	28,320

300	T. Rowe Price Group Inc.	12,501
	Total Capital Markets	272,148
	Chemicals – 1.6%

200	Air Products & Chemicals Inc.	12,918

50	CF Industries Holdings, Inc.	3,707

1,100	Dow Chemical Company	17,754

1,200	E.I. Du Pont de Nemours and Company	30,744

100	Eastman Chemical Company	3,790

200	Ecolab Inc.	7,798

100	International Flavors & Fragrances Inc.	3,272

500	Monsanto Company	37,170

200	PPG Industries, Inc.	8,780

400	Praxair, Inc.	28,428

200	Sigma-Aldrich Corporation	9,912
	Total Chemicals	164,273
	Commercial Banks – 2.6%

1,200	BB&T Corporation	26,376

200	Comerica Incorporated	4,230

300	Fifth Third Bancorp.	2,130

300	First Horizon National Corporation, (2)	3,604

300	Huntington BancShares Inc.	1,254

300	KeyCorp.	1,572

100	M&T Bank Corporation	5,093

200	Marshall and Ilsley Corporation	960

600	PNC Financial Services Group, Inc.	23,286

1,300	Regions Financial Corporation	5,252

14	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

200	SunTrust Banks, Inc.	$3,290

2,200	U.S. Bancorp	39,424

6,100	Wells Fargo & Company	147,986

100	Zions Bancorporation	1,156
	Total Commercial Banks	265,613
	Commercial Services & Supplies – 0.6%

100	Avery Dennison Corporation	2,568

200	Cintas Corporation	4,568

200	Iron Mountain Inc., (2)	5,750

300	Pitney Bowes Inc.	6,579

300	R.R. Donnelley & Sons Company	3,486

400	Republic Services, Inc.	9,764

100	Stericycle Inc., (2)	5,153

700	Waste Management, Inc.	19,712
	Total Commercial Services & Supplies	57,580
	Communications Equipment – 2.5%

6,900	Cisco Systems, Inc., (2)	128,616

200	Harris Corporation	5,672

100	JDS Uniphase Corporation, (2)	572

700	Juniper Networks Inc., (2)	16,520

2,200	Motorola, Inc.	14,586

1,800	QUALCOMM, Inc.	81,360

600	Tellabs Inc., (2)	3,438
	Total Communications Equipment	250,764
	Computers & Peripherals – 4.9%

900	Apple, Inc., (2)	128,187

1,500	Dell Inc., (2)	20,595

2,200	EMC Corporation, (2)	28,820

2,600	Hewlett-Packard Company	100,490

1,800	International Business Machines Corporation (IBM)	187,956

100	Lexmark International, Inc., Class A, (2)	1,585

400	Network Appliance Inc., (2)	7,888

200	QLogic Corporation, (2)	2,536

200	SanDisk Corporation, (2)	2,938

800	Sun Microsystems Inc., (2)	7,376

200	Teradata Corporation, (2)	4,686

300	Western Digital Corporation, (2)	7,950
	Total Computers & Peripherals	501,007
	Construction & Engineering – 0.2%

200	Fluor Corporation	10,258

100	Jacobs Engineering Group, Inc., (2)	4,209

200	Quanta Services Incorporated, (2)	4,626
	Total Construction & Engineering	19,093
	Construction Materials – 0.0%

100	Vulcan Materials Company	4,310

Nuveen Investments	15

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Consumer Finance – 0.5%

1,400	American Express Company	$32,536

500	Capital One Financial Corporation	10,940

600	Discover Financial Services	6,162

100	SLM Corporation, (2)	1,027
	Total Consumer Finance	50,665
	Containers & Packaging – 0.2%

100	Ball Corporation	4,516

200	Bemis Company, Inc.	5,040

100	Owens-Illinois, Inc., (2)	2,801

200	Pactiv Corporation, (2)	4,340

300	Sealed Air Corporation	5,535
	Total Containers & Packaging	22,232
	Distributors – 0.1%

200	Genuine Parts Company	6,712
	Diversified Consumer Services – 0.3%

200	Apollo Group, Inc., (2)	14,224

100	Devry, Inc.	5,004

400	H & R Block Inc.	6,892
	Total Diversified Consumer Services	26,120
	Diversified Financial Services – 3.2%

6,800	Bank of America Corporation	89,760

500	CIT Group Inc.	1,075

3,700	Citigroup Inc.	10,989

100	CME Group, Inc.	31,111

100	Intercontinental Exchange Inc., (2)	11,424

4,700	JPMorgan Chase & Co.	160,317

100	Leucadia National Corporation, (2)	2,109

200	Moody’s Corporation	5,270

200	Nasdaq Stock Market, Inc., (2)	4,262

200	New York Stock Exchange Euronext	5,450
	Total Diversified Financial Services	321,767
	Diversified Telecommunication Services – 3.9%

9,200	AT&T Inc.	228,528

200	CenturyTel, Inc.	6,140

600	Frontier Communications Corporation	4,284

3,300	Qwest Communications International Inc.	13,695

4,600	Verizon Communications Inc.	141,358

700	Windstream Corporation	5,852
	Total Diversified Telecommunication Services	399,857
	Electric Utilities – 2.6%

200	Allegheny Energy, Inc.	5,130

700	American Electric Power Company, Inc.	20,223

2,100	Duke Energy Corporation	30,639

400	Edison International	12,584

200	Entergy Corporation	15,504

16	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

800	Exelon Corporation	$40,968

400	FirstEnergy Corp.	15,500

600	FPL Group, Inc.	34,116

300	Northeast Utilities	6,693

300	Pepco Holdings, Inc.	4,032

200	Pinnacle West Capital Corporation	6,030

500	PPL Corporation	16,480

500	Progress Energy, Inc.	18,915

1,100	Southern Company	34,276
	Total Electric Utilities	261,090
	Electrical Equipment – 0.4%

200	Cooper Industries, Ltd., Class A	6,210

900	Emerson Electric Company	29,160

200	Rockwell Automation, Inc.	6,424
	Total Electrical Equipment	41,794
	Electronic Equipment & Instruments – 0.5%

300	Agilent Technologies, Inc., (2)	6,093

200	Amphenol Corporation, Class A	6,328

1,700	Corning Incorporated	27,302

100	FLIR Systems Inc., (2)	2,256

300	Jabil Circuit Inc.	2,226

100	Molex Inc.	1,555

400	Tyco Electronics, Limited	7,436
	Total Electronic Equipment & Instruments	53,196
	Energy Equipment & Services – 1.7%

300	Baker Hughes Incorporated	10,932

400	BJ Services Company	5,452

300	Cooper Cameron Corporation, (2)	8,490

100	Diamond Offshore Drilling, Inc.	8,305

200	ENSCO International Incorporated	6,974

200	FMC Technologies Inc., (2)	7,516

900	Halliburton Company	18,630

400	Nabors Industries Inc., (2)	6,232

500	National-Oilwell Varco Inc., (2)	16,330

200	Rowan Companies Inc.	3,864

1,300	Schlumberger Limited	70,343

200	Smith International, Inc.	5,150
	Total Energy Equipment & Services	168,218
	Food & Staples Retailing – 3.2%

500	Costco Wholesale Corporation	22,850

1,700	CVS Caremark Corporation	54,179

900	Kroger Co.	19,845

500	Safeway Inc.	10,185

300	SUPERVALU INC.	3,885

800	Sysco Corporation	17,984

Nuveen Investments	17

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

1,200	Walgreen Co.	$35,280

3,200	Wal-Mart Stores, Inc.	155,008

200	Whole Foods Market, Inc.	3,796
	Total Food & Staples Retailing	323,012
	Food Products – 1.9%

900	Archer-Daniels-Midland Company	24,093

300	Campbell Soup Company	8,826

700	ConAgra Foods, Inc.	13,342

300	Dean Foods Company, (2)	5,757

400	General Mills, Inc.	22,408

400	H.J. Heinz Company	14,280

200	Hershey Foods Corporation	7,200

100	Hormel Foods Corporation	3,454

100	JM Smucker Company	4,866

300	Kellogg Company	13,971

2,200	Kraft Foods Inc.	55,748

200	McCormick & Company, Incorporated	6,506

900	Sara Lee Corporation	8,784

400	Tyson Foods, Inc., Class A	5,044
	Total Food Products	194,279
	Gas Utilities – 0.1%

100	EQT Corporation	3,491

100	Nicor Inc.	3,462

200	Questar Corporation	6,212
	Total Gas Utilities	13,165
	Health Care Equipment & Supplies – 1.9%

800	Baxter International Inc.	42,368

300	Becton, Dickinson and Company	21,393

1,700	Boston Scientific Corporation, (2)	17,238

100	C. R. Bard, Inc.	7,445

200	DENTSPLY International Inc.	6,104

200	Hospira Inc., (2)	7,704

1,300	Medtronic, Inc.	45,357

400	Saint Jude Medical Inc., (2)	16,440

200	Stryker Corporation	7,948

100	Varian Medical Systems, Inc., (2)	3,514

300	Zimmer Holdings, Inc., (2)	12,780
	Total Health Care Equipment & Supplies	188,291
	Health Care Providers & Services – 2.1%

500	Aetna Inc.	12,525

400	AmerisourceBergen Corporation	7,096

500	Cardinal Health, Inc.	15,275

200	CIGNA Corporation	4,818

100	Coventry Health Care, Inc., (2)	1,871

100	Davita Inc., (2)	4,946

18	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

300	Express Scripts, Inc., (2)	$20,625

200	Humana Inc., (2)	6,452

100	Laboratory Corporation of America Holdings, (2)	6,779

300	McKesson HBOC Inc.	13,200

600	Medco Health Solutions, Inc., (2)	27,366

100	Patterson Companies, Inc., (2)	2,170

200	Quest Diagnostics Incorporated	11,286

500	Tenet Healthcare Corporation, (2)	1,410

1,600	UnitedHealth Group Incorporated	39,968

700	Wellpoint Inc., (2)	35,623
	Total Health Care Providers & Services	211,410
	Health Care Technology – 0.0%

200	IMS Health Incorporated	2,540
	Hotels, Restaurants & Leisure – 1.7%

600	Carnival Corporation	15,462

200	Darden Restaurants, Inc.	6,596

300	International Game Technology	4,770

301	Marriott International, Inc., Class A	6,645

1,700	McDonald’s Corporation	97,733

900	Starbucks Corporation, (2)	12,501

200	Starwood Hotels & Resorts Worldwide, Inc.	4,440

200	Wyndham Worldwide Corporation	2,424

600	YUM! Brands, Inc.	20,004
	Total Hotels, Restaurants & Leisure	170,575
	Household Durables – 0.3%

100	Black & Decker Corporation	2,866

100	Centex Corporation	846

300	D.R. Horton, Inc.	2,808

200	Fortune Brands Inc.	6,948

100	KB Home	1,368

200	Leggett and Platt Inc.	3,046

200	Lennar Corporation, Class A	1,938

300	Newell Rubbermaid Inc.	3,123

200	Pulte Corporation, (2)	1,766

100	Snap-on Incorporated	2,874

100	Stanley Works	3,384

100	Whirlpool Corporation	4,256
	Total Household Durables	35,223
	Household Products – 2.9%

200	Clorox Company	11,166

600	Colgate-Palmolive Company	42,444

600	Kimberly-Clark Corporation	31,458

4,100	Procter & Gamble Company	209,510
	Total Household Products	294,578

Nuveen Investments	19

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Independent Power Producers & Energy Traders – 0.1%

900	AES Corporation, (2)	$10,449

100	Constellation Energy Group	2,658

500	Dynegy Inc., (2)	1,135
	Total Independent Power Producers & Energy Traders	14,242
	Industrial Conglomerates – 2.4%

900	3M Co.	54,090

16,300	General Electric Company	191,036

300	Textron Inc.	2,898
	Total Industrial Conglomerates	248,024
	Insurance – 2.1%

600	AFLAC Incorporated	18,654

500	Allstate Corporation	12,200

1,700	American International Group, Inc., (2)	1,972

400	Aon Corporation	15,148

100	Assurant Inc.	2,409

500	Chubb Corporation	19,940

300	Cincinnati Financial Corporation	6,705

200	Genworth Financial Inc., Class A	1,398

200	Hartford Financial Services Group, Inc.	2,374

100	Lincoln National Corporation	1,721

400	Loews Corporation	10,960

500	Marsh & McLennan Companies, Inc.	10,065

400	MBIA Inc., (2)	1,732

900	MetLife, Inc.	27,009

300	Principal Financial Group, Inc.	5,652

800	Progressive Corporation, (2)	12,088

400	Prudential Financial, Inc.	14,888

100	Torchmark Corporation	3,704

900	Travelers Companies, Inc.	36,936

500	Unum Group	7,930

200	XL Capital Ltd, Class A	2,292
	Total Insurance	215,777
	Internet & Catalog Retail – 0.4%

400	Amazon.com, Inc., (2)	33,464

300	Expedia, Inc., (2)	4,533
	Total Internet & Catalog Retail	37,997
	Internet Software & Services – 1.3%

200	Akamai Technologies, Inc., (2)	3,836

1,300	eBay Inc., (2)	22,269

200	Google Inc., Class A, (2)	84,318

200	VeriSign, Inc., (2)	3,696

1,400	Yahoo! Inc., (2)	21,924
	Total Internet Software & Services	136,043

20	Nuveen Investments

Shares	Description (1)	Value

	IT Services – 1.2%

100	Affiliated Computer Services Inc., (2)	$4,442

800	Automatic Data Processing, Inc.	28,352

400	Cognizant Technology Solutions Corporation, Class A, (2)	10,680

300	Computer Sciences Corporation, (2)	13,290

100	Convergys Corporation, (2)	928

200	Fidelity National Information Services	3,992

200	Fiserv, Inc., (2)	9,140

100	MasterCard, Inc.	16,731

500	Paychex, Inc.	12,600

200	Total System Services Inc.	2,678

900	Western Union Company	14,760
	Total IT Services	117,593
	Leisure Equipment & Products – 0.1%

300	Eastman Kodak Company	888

200	Hasbro, Inc.	4,848

500	Mattel, Inc.	8,025
	Total Leisure Equipment & Products	13,761
	Life Sciences Tools & Services – 0.4%

200	Life Technologies Corporation, (2)	8,344

100	Millipore Corporation, (2)	7,021

100	Perkinelmer Inc.	1,740

500	Thermo Fisher Scientific, Inc., (2)	20,385

100	Waters Corporation, (2)	5,147
	Total Life Sciences Tools & Services	42,637
	Machinery – 1.3%

700	Caterpillar Inc.	23,128

200	Cummins Inc.	7,042

300	Danaher Corporation	18,522

500	Deere & Company	19,975

200	Dover Corporation	6,618

200	Eaton Corporation	8,922

100	Flowserve Corporation	6,981

400	Illinois Tool Works Inc.	14,936

100	Manitowoc Company Inc.	526

400	PACCAR Inc.	13,004

100	Pall Corporation	2,656

200	Parker Hannifin Corporation	8,592
	Total Machinery	130,902
	Media – 2.6%

700	CBS Corporation, Class B	4,844

3,700	Comcast Corporation, Class A	53,613

700	DIRECTV Group, Inc., (2)	17,297

200	Gannett Company Inc.	714

500	Interpublic Group Companies, Inc., (2)	2,525

400	McGraw-Hill Companies, Inc.	12,044

Nuveen Investments	21

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Media (continued)

100	Meredith Corporation	$2,555

2,600	News Corporation, Class A	23,686

300	Omnicom Group Inc.	9,474

100	Scripps Networks Interactive, Class A Shares	2,783

600	Time Warner Cable, Class A, (2)	19,002

1,600	Time Warner Inc.	40,304

800	Viacom Inc., Class B, (2)	18,160

2,400	Walt Disney Company	55,992
	Total Media	262,993
	Metals & Mining – 0.8%

500	Alcoa Inc.	5,165

100	Allegheny Technologies, Inc.	3,493

400	Freeport-McMoRan Copper & Gold, Inc.	20,044

700	Newmont Mining Corporation	28,609

400	Nucor Corporation	17,772

100	Titanium Metals Corporation	919

200	United States Steel Corporation	7,148
	Total Metals & Mining	83,150
	Multiline Retail – 0.9%

100	Big Lots, Inc., (2)	2,103

200	Family Dollar Stores, Inc.	5,660

500	Federated Department Stores, Inc.	5,880

300	J.C. Penney Company, Inc.	8,613

500	Kohl’s Corporation, (2)	21,375

200	Nordstrom, Inc.	3,978

100	Sears Holding Corporation, (2)	6,652

1,000	Target Corporation	39,470
	Total Multiline Retail	93,731
	Multi-Utilities – 1.7%

300	Ameren Corporation	7,467

500	CenterPoint Energy, Inc.	5,540

300	CMS Energy Corporation	3,624

500	Consolidated Edison, Inc.	18,710

800	Dominion Resources, Inc.	26,736

300	DTE Energy Company	9,600

100	Integrys Energy Group, Inc.	2,999

400	NiSource Inc.	4,664

600	PG&E Corporation	23,064

700	Public Service Enterprise Group Incorporated	22,841

200	Scana Corporation	6,494

300	Sempra Energy	14,889

300	TECO Energy, Inc.	3,579

200	Wisconsin Energy Corporation	8,142

700	Xcel Energy, Inc.	12,887
	Total Multi-Utilities	171,236

22	Nuveen Investments

Shares	Description (1)	Value

	Office Electronics – 0.1%

900	Xerox Corporation	$5,832
	Oil, Gas & Consumable Fuels – 11.0%

700	Anadarko Petroleum Corporation	31,773

400	Apache Corporation	28,860

100	Cabot Oil & Gas Corporation	3,064

600	Chesapeake Energy Corporation	11,898

2,800	Chevron Corporation	185,500

1,800	ConocoPhillips	75,708

200	CONSOL Energy Inc.	6,792

300	Denbury Resources Inc., (2)	4,419

500	Devon Energy Corporation	27,250

600	El Paso Corporation	5,538

300	EOG Resources, Inc.	20,376

6,400	Exxon Mobil Corporation	447,424

400	Hess Corporation	21,500

1,100	Marathon Oil Corporation	33,143

300	Murphy Oil Corporation	16,296

200	Noble Energy, Inc.	11,794

1,100	Occidental Petroleum Corporation	72,391

300	Peabody Energy Corporation	9,048

100	Pioneer Natural Resources Company	2,550

200	Range Resources Corporation	8,282

500	Southwestern Energy Company, (2)	19,425

900	Spectra Energy Corporation	15,228

200	Sunoco, Inc.	4,640

300	Tesoro Corporation	3,819

700	Valero Energy Corporation	11,823

700	Williams Companies, Inc.	10,927

800	XTO Energy, Inc.	30,512
	Total Oil, Gas & Consumable Fuels	1,119,980
	Paper & Forest Products – 0.2%

500	International Paper Company	7,565

200	MeadWestvaco Corporation	3,282

300	Weyerhaeuser Company	9,129
	Total Paper & Forest Products	19,976
	Personal Products – 0.2%

500	Avon Products, Inc.	12,890

100	Estee Lauder Companies Inc., Class A	3,267
	Total Personal Products	16,157
	Pharmaceuticals – 8.4%

2,000	Abbott Laboratories	94,080

300	Allergan, Inc.	14,274

3,100	Bristol-Myers Squibb Company	62,961

1,300	Eli Lilly and Company	45,032

300	Forest Laboratories, Inc., (2)	7,533

Nuveen Investments	23

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Pharmaceuticals (continued)

3,800	Johnson & Johnson	$215,840

300	King Pharmaceuticals Inc., (2)	2,889

3,300	Merck & Co. Inc.	92,268

400	Mylan Laboratories Inc., (2)	5,220

10,200	Pfizer Inc.	153,000

2,400	Schering-Plough Corporation	60,288

200	Watson Pharmaceuticals Inc., (2)	6,738

2,000	Wyeth	90,780
	Total Pharmaceuticals	850,903
	Professional Services – 0.2%

100	Dun and Bradstreet Inc.	8,121

200	Equifax Inc.	5,220

100	Monster Worldwide Inc., (2)	1,181

200	Robert Half International Inc.	4,724
	Total Professional Services	19,246
	Real Estate – 1.0%

200	Apartment Investment & Management Company, Class A	1,770

100	AvalonBay Communities, Inc.	5,594

100	Boston Properties, Inc.	4,770

400	Equity Residential	8,892

500	Health Care Property Investors Inc.	10,595

200	Health Care REIT, Inc.	6,820

900	Host Hotels & Resorts Inc.	7,551

300	Kimco Realty Corporation	3,015

300	Plum Creek Timber Company	8,934

500	ProLogis	4,030

200	Public Storage, Inc.	13,096

304	Simon Property Group, Inc.	15,635

200	Ventas Inc.	5,972

200	Vornado Realty Trust	9,006
	Total Real Estate	105,680
	Road & Rail – 0.8%

300	Burlington Northern Santa Fe Corporation	22,062

400	CSX Corporation	13,852

400	Norfolk Southern Corporation	15,068

600	Union Pacific Corporation	31,236
	Total Road & Rail	82,218
	Semiconductors & Equipment – 2.1%

700	Advanced Micro Devices, Inc., (2)	2,709

400	Altera Corporation	6,512

400	Analog Devices, Inc.	9,912

1,200	Applied Materials, Inc.	13,164

500	Broadcom Corporation, Class A, (2)	12,395

6,300	Intel Corporation	104,265

200	KLA-Tencor Corporation	5,050

24	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

300	Linear Technology Corporation	$7,005

600	LSI Logic Corporation, (2)	2,736

100	MEMC Electronic Materials, (2)	1,781

300	Microchip Technology Incorporated	6,765

900	Micron Technology, Inc., (2)	4,554

300	National Semiconductor Corporation	3,765

100	Novellus Systems, Inc., (2)	1,670

300	NVIDIA Corporation, (2)	3,387

100	Teradyne Inc., (2)	686

1,100	Texas Instruments Incorporated	23,430

400	Xilinx, Inc.	8,184
	Total Semiconductors & Equipment	217,970
	Software – 3.8%

600	Adobe Systems Incorporated, (2)	16,980

200	Autodesk, Inc., (2)	3,796

200	BMC Software, Inc., (2)	6,758

500	CA Inc.	8,715

200	Citrix Systems, (2)	6,378

400	Compuware Corporation, (2)	2,744

200	Electronic Arts Inc. (EA), (2)	4,344

400	Intuit, Inc., (2)	11,264

200	McAfee Inc., (2)	8,438

8,400	Microsoft Corporation	199,668

300	Novell Inc., (2)	1,359

4,700	Oracle Corporation	100,674

100	Salesforce.com, Inc., (2)	3,817

900	Symantec Corporation, (2)	14,004
	Total Software	388,939
	Specialty Retail – 2.3%

100	Abercrombie & Fitch Co., Class A	2,539

200	AutoNation Inc., (2)	3,470

100	AutoZone, Inc., (2)	15,111

400	Bed Bath and Beyond Inc., (2)	12,300

500	Best Buy Co., Inc.	16,745

200	GameStop Corporation, (2)	4,402

800	Gap, Inc.	13,120

2,500	Home Depot, Inc.	59,075

400	Limited Brands, Inc.	4,788

2,100	Lowe’s Companies, Inc.	40,761

200	Office Depot, Inc., (2)	912

200	O’Reilly Automotive Inc., (2)	7,616

200	RadioShack Corporation	2,792

100	Sherwin-Williams Company	5,375

1,000	Staples, Inc.	20,170

200	Tiffany & Co.	5,072

600	TJX Companies, Inc.	18,876
	Total Specialty Retail	233,124

Nuveen Investments	25

Portfolio of Investments

Nuveen Enhanced Core Equity Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 0.5%

400	Coach, Inc.	$10,752

500	Nike, Inc., Class B	25,890

100	Polo Ralph Lauren Corporation	5,354

100	VF Corporation	5,535
	Total Textiles, Apparel & Luxury Goods	47,531
	Thrifts & Mortgage Finance – 0.2%

800	Hudson City Bancorp, Inc.	10,632

500	People’s United Financial, Inc.	7,520
	Total Thrifts & Mortgage Finance	18,152
	Tobacco – 2.1%

3,400	Altria Group, Inc.	55,726

300	Lorillard Inc.	20,331

2,900	Philip Morris International	126,498

300	Reynolds American Inc.	11,586
	Total Tobacco	214,141
	Trading Companies & Distributors – 0.1%

100	Fastenal Company	3,317

100	W.W. Grainger, Inc.	8,188
	Total Trading Companies & Distributors	11,505
	Wireless Telecommunication Services – 0.3%

400	American Tower Corporation, (2)	12,612

3,700	Sprint Nextel Corporation, (2)	17,797
	Total Wireless Telecommunication Services	30,409
	Total Investments (cost $11,529,232) – 99.6%	10,138,456
	Other Assets Less Liabilities – 0.4%	43,154
	Net Assets – 100%	$10,181,610

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

26	Nuveen Investments

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund

June 30, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 97.2%

	Aerospace & Defense – 1.9%

170	Goodrich Corporation	$8,495

220	ITT Industries, Inc.	9,790

140	L-3 Communications Holdings, Inc.	9,713

180	Rockwell Collins, Inc.	7,511

10	Spirit AeroSystems Holdings Inc., (2)	137
	Total Aerospace & Defense	35,646
	Air Freight & Logistics – 0.1%

100	UTI Worldwide, Inc.	1,140
	Airlines – 0.4%

40	Copa Holdings SA	1,633

1,030	Delta Air Lines, Inc., (2)	5,964
	Total Airlines	7,597
	Auto Components – 0.6%

90	Autoliv Inc., (2)	2,589

110	BorgWarner Inc.	3,756

10	Federal Mogul Corporation, Class A Shares, (2)	95

30	Gentex Corporation	348

350	Goodyear Tire & Rubber Company, (2)	3,941

20	WABCO Holdings Inc.	354
	Total Auto Components	11,083
	Automobiles – 1.0%

2,090	Ford Motor Company, (2)	12,686

400	Harley-Davidson, Inc.	6,484
	Total Automobiles	19,170
	Beverages – 1.5%

100	Brown-Forman Corporation	4,298

330	Coca-Cola Enterprises Inc.	5,494

20	Constellation Brands, Inc., Class A, (2)	254

100	Dr. Pepper Snapple Group, (2)	2,119

180	Molson Coors Brewing Company, Class B	7,619

180	Pepsi Bottling Group, Inc.	6,091

70	PepsiAmericas Inc.	1,877
	Total Beverages	27,752
	Biotechnology – 0.4%

140	Cephalon, Inc., (2)	7,931

10	Vertex Pharmaceuticals Inc., (2)	356
	Total Biotechnology	8,287
	Building Products – 0.1%

40	Armstrong World Industries Inc., (2)	660

60	Lennox International Inc.	1,927
	Total Building Products	2,587
	Capital Markets – 1.8%

290	Ameriprise Financial, Inc.	7,038

10	GLG Partners Inc.	41

Nuveen Investments	27

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Capital Markets (continued)

410	Invesco LTD	$7,306

220	Janus Capital Group Inc.	2,508

260	Northern Trust Corporation	13,957

150	Raymond James Financial Inc.	2,581

10	Waddell & Reed Financial, Inc., Class A	264
	Total Capital Markets	33,695
	Chemicals – 2.5%

100	Airgas, Inc.	4,053

20	Albemarle Corporation	511

20	Cabot Corporation	252

140	Celanese Corporation, Series A	3,325

140	CF Industries Holdings, Inc.	10,380

80	Chemtura Corporation	19

90	Eastman Chemical Company	3,411

20	Ecolab Inc.	780

80	FMC Corporation	3,784

80	International Flavors & Fragrances Inc.	2,618

60	Lubrizol Corporation	2,839

170	PPG Industries, Inc.	7,463

30	RPM International, Inc.	421

220	Terra Industries, Inc.	5,328

90	Valspar Corporation	2,028
	Total Chemicals	47,212
	Commercial & Professional Services – 0.1%

60	Brinks Company	1,742
	Commercial Banks – 1.7%

140	Associated Banc-Corp.	1,750

90	BancorpSouth Inc.	1,848

80	Bank of Hawaii Corporation	2,866

10	BOK Financial Corporation	377

80	City National Corporation	2,946

260	Comerica Incorporated	5,499

60	Commerce Bancshares Inc.	1,910

80	Cullen/Frost Bankers, Inc.	3,690

60	Fulton Financial Corporation	313

130	M&T Bank Corporation	6,621

120	Popular, Inc.	264

220	TCF Financial Corporation	2,941

147	Valley National Bancorp.	1,720

60	Whitney Holding Corporation	550
	Total Commercial Banks	33,295
	Commercial Services & Supplies – 1.0%

120	Avery Dennison Corporation	3,082

150	Cintas Corporation	3,426

10	Copart Inc., (2)	347

28	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

20	Covanta Holding Corporation, (2)	$339

30	Iron Mountain Inc., (2)	863

200	Pitney Bowes Inc.	4,386

300	R.R. Donnelley & Sons Company	3,486

60	Republic Services, Inc.	1,465

50	Steelcase Inc.	291

10	Stericycle Inc., (2)	515
	Total Commercial Services & Supplies	18,200
	Communication Equipment – 0.4%

30	Echostar Holding Corproation, Class A, (2)	478

240	Harris Corporation	6,806

59	Harris Stratex Networks, Inc., (2)	382

60	Tellabs Inc., (2)	344
	Total Communication Equipment	8,010
	Computers & Peripherals – 1.0%

60	Diebold Inc.	1,582

160	Lexmark International, Inc., Class A, (2)	2,536

650	Seagate Technology	6,799

30	Teradata Corporation, (2)	703

300	Western Digital Corporation, (2)	7,950
	Total Computers & Peripherals	19,570
	Construction & Engineering – 0.5%

120	AECOM Technology Corporation, (2)	3,840

100	URS Corporation, (2)	4,952
	Total Construction & Engineering	8,792
	Construction Materials – 0.3%

140	Vulcan Materials Company	6,034
	Consumer Finance – 0.4%

30	Americredit Corp., (2)	407

650	Discover Financial Services	6,675
	Total Consumer Finance	7,082
	Containers & Packaging – 1.2%

60	AptarGroup Inc.	2,026

130	Ball Corporation	5,871

110	Bemis Company, Inc.	2,772

190	Crown Holdings Inc., (2)	4,587

10	Greif Inc.	442

10	Packaging Corp. of America	162

150	Sealed Air Corporation	2,767

90	Sonoco Products Company	2,155

150	Temple-Inland Inc.	1,968
	Total Containers & Packaging	22,750
	Distributors – 0.4%

200	Genuine Parts Company	6,712

60	LKQ Corporation, (2)	987
	Total Distributors	7,699

Nuveen Investments	29

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Diversified Consumer Services – 0.9%

70	Career Education Corporation, (2)	$1,742

370	H & R Block Inc.	6,375

60	Hillenbrand Inc.	998

120	Service Corporation International	658

30	Strayer Education Inc.	6,543
	Total Diversified Consumer Services	16,316
	Diversified REIT – 0.3%

190	Liberty Property Trust	4,378

40	Vornado Realty Trust	1,801
	Total Diversified REIT	6,179
	Diversified Telecommunication Services – 1.5%

170	CenturyTel, Inc.	5,219

20	CLearwire Corporation, (2)	111

160	Embarq Corporation	6,730

350	Frontier Communications Corporation	2,499

1,150	Level 3 Communications Inc., (2)	1,737

2,060	Qwest Communications International Inc.	8,549

450	Windstream Corporation	3,762
	Total Diversified Telecommunication Services	28,607
	Electric Utilities – 3.6%

440	American Electric Power Company, Inc.	12,712

110	DPL Inc.	2,549

350	Edison International	11,011

200	Great Plains Energy Incorporated	3,110

110	Hawaiian Electric Industries	2,097

180	Northeast Utilities	4,016

260	NV Energy Inc.	2,805

330	Pepco Holdings, Inc.	4,435

150	Pinnacle West Capital Corporation	4,522

360	PPL Corporation	11,866

260	Progress Energy, Inc.	9,836
	Total Electric Utilities	68,959
	Electrical Equipment – 1.1%

30	Ametek Inc.	1,037

190	Cooper Industries, Ltd., Class A	5,899

50	Hubbell Incorporated, Class B	1,603

200	Rockwell Automation, Inc.	6,424

80	Roper Industries Inc.	3,625

100	Thomas & Betts Corporation, (2)	2,886
	Total Electrical Equipment	21,474
	Electronic Components – 0.1%

40	Amphenol Corporation, Class A	1,266

50	AVX Group	497

70	Vishay Intertechnology Inc., (2)	475
	Total Electronic Components	2,238

30	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 0.5%

50	Agilent Technologies, Inc., (2)	$1,016

130	Arrow Electronics, Inc., (2)	2,761

20	Avnet Inc., (2)	421

160	Ingram Micro, Inc., (2)	2,800

10	Jabil Circuit Inc.	74

10	Molex Inc.	156

20	National Instruments Corporation	451

10	Tech Data Corporation, (2)	327

30	Trimble Navigation Limited, (2)	589
	Total Electronic Equipment & Instruments	8,595
	Energy Equipment & Services – 4.4%

500	BJ Services Company	6,815

110	Diamond Offshore Drilling, Inc.	9,135

20	Dresser Rand Group, Inc., (2)	522

310	ENSCO International Incorporated	10,810

10	Exterran Holdings, Inc., (2)	160

20	Global Industries, Limited, (2)	113

180	Helmerich & Payne Inc.	5,557

40	Key Energy Services Inc., (2)	230

520	Nabors Industries Inc., (2)	8,102

500	Noble Corporation	15,125

420	Patterson-UTI Energy, Inc.	5,401

290	Pride International Inc., (2)	7,267

340	Rowan Companies Inc.	6,569

30	SeaCor Smit Inc., (2)	2,257

90	Tidewater Inc.	3,858

40	Unit Corporation, (2)	1,103
	Total Energy Equipment & Services	83,024
	Food & Staples Retailing – 1.0%

110	BJ’s Wholesale Club, (2)	3,545

340	Rite Aid Corporation, (2)	513

460	Safeway Inc.	9,370

390	SUPERVALU INC.	5,050
	Total Food & Staples Retailing	18,478
	Food Products – 3.7%

140	Bunge Limited	8,435

270	Campbell Soup Company	7,943

440	ConAgra Foods, Inc.	8,386

90	Corn Products International, Inc.	2,411

170	Del Monte Foods Company	1,595

410	H.J. Heinz Company	14,637

180	Hershey Foods Corporation	6,480

70	Hormel Foods Corporation	2,418

160	JM Smucker Company	7,786

120	McCormick & Company, Incorporated	3,904

750	Sara Lee Corporation	7,320
	Total Food Products	71,315

Nuveen Investments	31

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Gas Utilities – 1.2%

70	AGL Resources Inc.	$2,226

80	Atmos Energy Corporation	2,003

80	Energen Corporation	3,192

80	National Fuel Gas Company	2,886

130	ONEOK, Inc.	3,834

210	Questar Corporation	6,523

120	UGI Corporation	3,059
	Total Gas Utilities	23,723
	Health Care Equipment & Supplies – 0.9%

10	Beckman Coulter, Inc.	571

30	C. R. Bard, Inc.	2,233

60	Cooper Companies, Inc.	1,484

60	Edwards Lifesciences Corporation, (2)	4,082

50	Hospira Inc., (2)	1,926

10	Idexx Labs Inc., (2)	462

30	ResMed Inc., (2)	1,222

50	Saint Jude Medical Inc., (2)	2,055

50	Teleflex Inc.	2,241
	Total Health Care Equipment & Supplies	16,276
	Health Care Providers & Services – 2.3%

20	AmerisourceBergen Corporation	355

220	CIGNA Corporation	5,300

220	Coventry Health Care, Inc., (2)	4,116

140	Davita Inc., (2)	6,924

50	Express Scripts, Inc., (2)	3,437

110	Health Management Associates Inc., (2)	543

20	Henry Schein Inc., (2)	959

20	Laboratory Corporation of America Holdings, (2)	1,356

80	Lifepoint Hospitals Inc., (2)	2,100

20	Medax Inc., (2)	843

150	Omnicare, Inc.	3,864

180	Quest Diagnostics Incorporated	10,157

190	Tenet Healthcare Corporation, (2)	536

70	Universal Health Services, Inc., Class B	3,419

20	VCA Antech, Inc., (2)	534
	Total Health Care Providers & Services	44,443
	Health Care Technology – 0.1%

130	Health Corporation, (2)	1,703

40	IMS Health Incorporated	508
	Total Health Care Technology	2,211
	Hotels, Restaurants & Leisure – 2.4%

120	Burger King Holdings Inc.	2,072

50	Choice Hotels International, Inc.	1,331

230	Darden Restaurants, Inc.	7,585

10	International Game Technology	159

32	Nuveen Investments

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

10	Interval Leisure Group Inc., (2)	$93

10	Intl Speedway Corporation	256

660	MGM Mirage Inc., (2)	4,217

10	Orient Express Hotels Limited	85

50	Panera Bread Company, (2)	2,493

10	Penn National Gaming, Inc., (2)	291

270	Royal Caribbean Cruises Limited	3,656

90	Tim Hortons Inc.	2,209

270	Wyndham Worldwide Corporation	3,272

540	YUM! Brands, Inc.	18,004
	Total Hotels, Restaurants & Leisure	45,723
	Household Durables – 1.4%

100	Black & Decker Corporation	2,866

200	Fortune Brands Inc.	6,948

130	Garmin Limited	3,097

100	Mohawk Industries Inc., (2)	3,568

100	Stanley Works	3,384

170	Whirlpool Corporation	7,235
	Total Household Durables	27,098
	Household Products – 0.7%

70	Church & Dwight Company Inc.	3,802

180	Clorox Company	10,049
	Total Household Products	13,851
	Independent Power Producers & Energy Traders – 1.3%

810	AES Corporation, (2)	9,404

140	Calpine Corporation, (2)	1,561

40	Constellation Energy Group	1,063

770	Dynegy Inc., (2)	1,748

280	Mirant Corporation, (2)	4,407

290	NRG Energy Inc., (2)	7,528
	Total Independent Power Producers & Energy Traders	25,711
	Industrial Conglomerates – 0.4%

30	Carlisle Companies Inc.	721

700	Textron Inc.	6,762
	Total Industrial Conglomerates	7,483
	Industrial REIT – 0.4%

940	ProLogis	7,576
	Insurance – 5.0%

50	Allied World Assurance Holdings	2,041

100	American Financial Group Inc.	2,158

10	American National Insurance Company	756

360	Aon Corporation	13,633

70	Arch Capital Group Limited, (2)	4,101

140	Arthur J. Gallagher & Co.	2,988

180	Axis Capital Holdings Limited	4,712

Nuveen Investments	33

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Insurance (continued)

110	Brown & Brown Inc.	$2,192

160	Cincinnati Financial Corporation	3,576

80	Conseco Inc., (2)	190

70	Endurance Specialty Holdings, Limited	2,051

20	Erie Indemnity Company	715

310	Fidelity National Title Group Inc., Class A	4,194

80	Hanover Insurance Group Inc.	3,049

110	HCC Insurance Holdings Inc.	2,641

880	Lincoln National Corporation	15,145

20	Marsh & McLennan Companies, Inc.	403

210	Old Republic International Corporation	2,068

20	OneBeacon Insurance Group Limited, Class A	234

80	PartnerRe Limited	5,196

190	Progressive Corporation, (2)	2,871

80	Reinsurance Group of America Inc.	2,793

70	RenaisasnceRE Holdings, Limited	3,258

10	Transatlantic Holdings Inc.	433

10	Unitrin, Inc.	120

440	Unum Group	6,978

10	White Mountain Insurance Group	2,289

200	WR Berkley Corporation	4,294
	Total Insurance	95,079
	Internet & Catalog Retail – 0.1%

20	Hosting Site Network, Inc., (2)	211

370	Liberty Media Holding Corporation Interactive, Class A, (2)	1,854

20	Ticketmaster Online-Citysearch, Inc., (2)	128
	Total Internet & Catalog Retail	2,193
	Internet Software & Services – 0.4%

160	IAC/InterActiveCorp., (2)	2,568

90	Sohu.com Inc., (2)	5,655

10	WebMD Health Corporation, Class A, (2)	299
	Total Internet Software & Services	8,522
	IT Services – 1.7%

110	Affiliated Computer Services, Inc., (2)	4,886

80	Amdocs Limited, (2)	1,716

150	Broadridge Financial Solutions, Inc.	2,487

160	Computer Sciences Corporation, (2)	7,088

40	Convergys Corporation, (2)	371

220	Fidelity National Information Services	4,391

20	Fiserv, Inc., (2)	914

30	Genpact Limited, (2)	353

80	Global Payments Inc.	2,997

10	Hewitt Associates Inc., Class A, (2)	298

90	Lender Processing Services Inc.	2,499

30	Metavante Technologies Inc., (2)	776

34	Nuveen Investments

Shares	Description (1)	Value

	IT Services (continued)

20	NeuStar, Inc., (2)	$443

160	SAIC, Inc., (2)	2,968

40	Total System Services Inc.	536

260	Unisys Corporation, (2)	393
	Total IT Services	33,116
	Leisure Equipment & Products – 0.7%

390	Eastman Kodak Company	1,154

210	Hasbro, Inc.	5,090

450	Mattel, Inc.	7,222
	Total Leisure Equipment & Products	13,466
	Life Sciences Tools & Services – 0.1%

10	Techne Corporation	638

10	Waters Corporation, (2)	515
	Total Life Sciences Tools & Services	1,153
	Machinery – 3.7%

10	Crane Company	223

290	Cummins Inc.	10,211

30	Donaldson Company, Inc.	1,039

220	Dover Corporation	7,280

220	Eaton Corporation	9,814

10	Gardner Denver, Inc., (2)	252

20	Graco Inc.	440

80	Harsco Corporation	2,264

80	IDEX Corporation	1,966

510	Ingersoll Rand Company Limited, Class A	10,659

10	John Bean Technologies Corporation	125

90	Kennametal Inc.	1,726

10	Lincoln Electric Holdings Inc.	360

70	Pall Corporation	1,859

200	Parker Hannifin Corporation	8,592

100	Pentair, Inc.	2,562

80	SPX Corporation	3,918

290	Terex Corporation, (2)	3,500

100	Timken Company	1,708

130	Trinity Industries Inc.	1,771
	Total Machinery	70,269
	Marine – 0.0%

40	Alexander and Bald, Inc., (2)	938
	Media – 2.7%

10	Ascent Media Corporation, (2)	266

270	Cablevision Systems Corporation	5,241

1,230	CBS Corporation, Class B	8,512

10	Clear Channel Outdoor Holdings Inc., Class A, (2)	53

10	CTC Media, Inc., (2)	118

40	Discovery Communications Inc., Class C Shares, (2)	821

10	Dreamworks Animation SKG Inc., (2)	276

Nuveen Investments	35

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Media (continued)

10	E.W. Scripps Company, Class A	$21

350	Echostar Communications Corporation, Variable Prepaid Forward, (2)	5,673

580	Interpublic Group Companies, Inc., (2)	2,929

40	John Wiley and Sons Inc., Class A	1,330

290	Liberty Global Inc, A Shares, (2)	4,608

210	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	5,617

30	Liberty Media Holding Corporation, Capital Tracking Stock, Class A, (2)	407

380	McGraw-Hill Companies, Inc.	11,442

40	New York Times, Class A	220

20	Scripps Networks Interactive, Class A Shares	557

160	Sirius XM Radio Inc., (2)	69

360	Virgin Media, Inc.	3,366

20	Warner Music Group Corporation, (2)	117
	Total Media	51,643
	Metals & Mining – 1.0%

170	Allegheny Technologies, Inc.	5,938

280	Cliffs Natural Resources Inc.	6,852

120	Reliance Steel & Aluminum Company	4,607

50	Schnitzer Steel Industries, Inc.	2,643
	Total Metals & Mining	20,040
	Mortgage REIT – 0.7%

910	Annaly Capital Management Inc.	13,777

10	iStar Financial Inc.	28
	Total Mortgage REIT	13,805
	Multiline Retail – 3.0%

130	Big Lots, Inc., (2)	2,734

160	Dollar Tree Stores Inc., (2)	6,736

200	Family Dollar Stores, Inc.	5,660

830	Federated Department Stores, Inc.	9,761

370	J.C. Penney Company, Inc.	10,623

350	Kohl’s Corporation, (2)	14,962

300	Nordstrom, Inc.	5,967

20	Saks Inc., (2)	89
	Total Multiline Retail	56,532
	Multi-Utilities – 5.2%

130	Alliant Energy Corporation	3,397

250	Ameren Corporation	6,222

510	CenterPoint Energy, Inc.	5,651

310	CMS Energy Corporation	3,745

260	Consolidated Edison, Inc.	9,729

170	DTE Energy Company	5,440

110	Integrys Energy Group, Inc.	3,299

180	MDU Resources Group Inc.	3,415

380	NiSource Inc.	4,431

120	NSTAR	3,853

36	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities (continued)

80	OGE Energy Corp.	$2,266

380	PG&E Corporation	14,607

120	Scana Corporation	3,896

230	Sempra Energy	11,415

230	TECO Energy, Inc.	2,743

80	Vectren Corporation	1,874

130	Wisconsin Energy Corporation	5,292

400	Xcel Energy, Inc.	7,364
	Total Multi-Utilities	98,639
	Office Electronics – 0.4%

1,000	Xerox Corporation	6,480

20	Zebra Technologies Corporation, Class A, (2)	473
	Total Office Electronics	6,953
	Office REIT – 0.8%

280	Brandywine Realty Trust	2,086

410	Duke Realty Corporation	3,596

380	HRPT Properties Trust	1,543

120	Mack-Cali Realty Corporation	2,736

260	SL Green Realty Corporation	5,964
	Total Office REIT	15,925
	Oil, Gas & Consumable Fuels – 5.0%

200	Cimarex Energy Company	5,668

10	CNX Gas Corporation, (2)	263

1,130	El Paso Corporation	10,430

250	Forest Oil Corporation, (2)	3,730

90	Frontline Limited	2,192

100	Mariner Energy Inc., (2)	1,175

220	Murphy Oil Corporation	11,950

200	Newfield Exploration Company, (2)	6,534

200	Noble Energy, Inc.	11,794

70	Overseas Shipholding Group Inc.	2,383

210	Petrohawk Energy Corporation, (2)	4,683

240	Pioneer Natural Resources Company	6,120

230	Plains Exploration & Production Company, (2)	6,293

120	Southern Union Company	2,207

600	Spectra Energy Corporation	10,152

330	Sunoco, Inc.	7,656

90	Teekay Shipping Corporation	1,893

110	W&T Offshore Inc.	1,071
	Total Oil, Gas & Consumable Fuels	96,194
	Paper & Forest Products – 0.8%

36	Domtar Corporation, (2)	597

690	International Paper Company	10,440

170	MeadWestvaco Corporation	2,790

30	Weyerhaeuser Company	913
	Total Paper & Forest Products	14,740

Nuveen Investments	37

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Personal Products – 0.2%

90	Alberto Culver Company	$2,289

30	Avon Products, Inc.	773

20	Bare Escentuals, Inc., (2)	177

20	Herbalife, Limited	631
	Total Personal Products	3,870
	Pharmaceuticals – 0.9%

70	Allergan, Inc.	3,331

40	Endo Pharmaceuticals Holdings Inc., (2)	717

100	Forest Laboratories, Inc., (2)	2,511

350	King Pharmaceuticals Inc., (2)	3,370

190	Sepracor Inc., (2)	3,291

20	Warner Chilcott Limited, (2)	263

130	Watson Pharmaceuticals Inc., (2)	4,380
	Total Pharmaceuticals	17,863
	Professional Services – 1.0%

60	Dun and Bradstreet Inc.	4,873

150	Equifax Inc.	3,915

20	IHS Inc., (2)	997

100	Manpower Inc.	4,234

190	Robert Half International Inc.	4,488
	Total Professional Services	18,507
	Residential REIT – 1.7%

310	Apartment Investment & Management Company, Class A	2,744

200	AvalonBay Communities, Inc.	11,188

110	Camden Property Trust	3,036

530	Equity Residential	11,782

330	UDR Inc.	3,409
	Total Residential REIT	32,159
	Retail REIT – 0.9%

3	CBL & Associates Properties Inc.	16

710	Developers Diversified Realty Corporation	3,465

390	General Growth Properties Inc.	714

270	Kimco Realty Corporation	2,713

410	Macerich Company	7,220

200	Weingarten Realty Investors Trust	2,902
	Total Retail REIT	17,030
	Road & Rail – 0.4%

50	Avis Budget Group Inc., (2)	283

120	Hertz Global Holdings, Inc., (2)	959

190	J.B. Hunt Transports Serives Inc.	5,801
	Total Road & Rail	7,043
	Semiconductors & Equipment – 2.9%

540	Altera Corporation	8,791

520	Analog Devices, Inc.	12,886

510	Atmel Corporation, (2)	1,902

38	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

20	Cree, Inc., (2)	$588

160	Cypress Semiconductor Corporation, (2)	1,472

20	Fairchild Semiconductor International Inc., Class A, (2)	140

20	International Rectifier Corporation, (2)	296

480	Linear Technology Corporation	11,208

50	LSI Logic Corporation, (2)	228

540	National Semiconductor Corporation	6,777

530	Xilinx, Inc.	10,844
	Total Semiconductors & Equipment	55,132
	Software – 0.8%

20	Ansys Inc., (2)	623

570	CA Inc.	9,935

50	Cadence Design Systems, Inc., (2)	295

60	Compuware Corporation, (2)	412

40	FactSet Research Systems Inc.	1,995

40	Intuit, Inc., (2)	1,126

60	Novell Inc., (2)	272

20	Nuance Communications, Inc., (2)	242

20	Red Hat, Inc., (2)	403

30	Synopsys Inc., (2)	585
	Total Software	15,888
	Specialized REIT – 3.0%

600	Health Care Property Investors Inc.	12,714

250	Health Care REIT, Inc.	8,525

180	Hospitality Properties Trust	2,140

1,190	Host Hotels & Resorts Inc.	9,984

180	Nationwide Health Properties, Inc.	4,633

220	Public Storage, Inc.	14,406

120	Rayonier Inc.	4,362
	Total Specialized REIT	56,764
	Specialty Retail – 4.5%

220	Abercrombie & Fitch Co., Class A	5,586

150	Advance Auto Parts, Inc.	6,223

280	American Eagle Outfitters, Inc.	3,968

70	AutoZone, Inc., (2)	10,578

60	Barnes & Noble Inc.	1,238

30	CarMax, Inc., (2)	441

150	Foot Locker, Inc.	1,571

610	Gap, Inc.	10,004

410	Limited Brands, Inc.	4,908

50	Penske Auto Group, Inc.	832

140	PetSmart Inc.	3,004

260	RadioShack Corporation	3,630

160	Ross Stores, Inc.	6,176

130	Sherwin-Williams Company	6,987

20	Signet Jewelers Limited	416

Nuveen Investments	39

Portfolio of Investments

Nuveen Enhanced Mid-Cap Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Specialty Retail (continued)

210	Tiffany & Co.	$5,326

450	TJX Companies, Inc.	14,157
	Total Specialty Retail	85,045
	Textiles, Apparel & Luxury Goods – 0.7%

120	Polo Ralph Lauren Corporation	6,425

120	VF Corporation	6,642
	Total Textiles, Apparel & Luxury Goods	13,067
	Thrifts & Mortgage Finance – 1.0%

20	Capitol Federal Financial	767

760	Hudson City Bancorp, Inc.	10,100

460	People’s United Financial, Inc.	6,918

110	TFS Financial Corporation	1,168

10	Tree.com Inc., (2)	96

10	Washington Federal Inc.	130
	Total Thrifts & Mortgage Finance	19,179
	Tobacco – 0.7%

210	Lorillard Inc.	14,232
	Trading Companies & Distributors – 0.7%

70	GATX Corporation	1,800

60	MSC Industrial Direct Inc., Class A	2,129

10	United Rentals Inc., (2)	65

120	W.W. Grainger, Inc.	9,826
	Total Trading Companies & Distributors	13,820
	Water Utilities – 0.2%

60	American water Works Company	1,147

130	Aqua America Inc.	2,327
	Total Water Utilities	3,474
	Wireless Telecommunication Services – 0.8%

120	American Tower Corporation, (2)	3,784

80	Crown Castle International Corporation, (2)	1,922

20	Metropcs Communications Inc., (2)	266

250	NII Holdings Inc., Class B, (2)	4,767

100	Telephone and Data Systems Inc.	2,830

20	United States Cellular Corporation, (2)	769
	Total Wireless Telecommunication Services	14,338
	Total Common Stocks (cost $2,139,147)	1,853,241

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 4.1%

1,200	iShares Russell MidCap Index Fund	$78,648
	Total Investment Companies (cost $66,918)	78,648
	Total Investments (cost $2,206,065) – 101.3%	1,931,889
	Other Assets Less Liabilities – (1.3)%	(24,751)
	Net Assets – 100%	$1,907,138

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Assets and Liabilities

June 30, 2009

	Enhanced Core Equity	Enhanced Mid-Cap
Assets
Investments, at value (cost $11,529,232 and $2,206,065, respectively)	$10,138,456	$1,931,889
Cash	48,072	—
Receivables:
Dividends	25,545	3,763
From Adviser	23,891	25,513
Other assets	27	2
Total assets	10,235,991	1,961,167
Liabilities
Cash overdraft	—	157
Accrued expenses:
12b-1 distribution and service fees	351	479
Other	54,030	53,393
Total liabilities	54,381	54,029
Net assets	$10,181,610	$1,907,138
Class A Shares
Net assets	$230,726	$443,436
Shares outstanding	18,566	38,050
Net asset value per share	$12.43	$11.65
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$13.19	$12.36
Class C Shares
Net assets	$358,112	$440,785
Shares outstanding	28,854	37,815
Net asset value and offering price per share	$12.41	$11.66
Class I Shares
Net assets	$9,592,772	$1,022,917
Shares outstanding	771,724	87,786
Net asset value and offering price per share	$12.43	$11.65
Net Assets Consist of:
Capital paid-in	$15,638,913	$3,251,292
Undistributed (Over-distribution of) net investment income	313,847	20,745
Accumulated net realized gain (loss) from investments and derivative transactions	(4,380,374)	(1,090,723)
Net unrealized appreciation (depreciation) of investments	(1,390,776)	(274,176)
Net assets	$10,181,610	$1,907,138

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Operations

Year Ended June 30, 2009

	Enhanced Core Equity	Enhanced Mid-Cap
Investment Income
Dividends (net of foreign tax withheld of $9 and $3, respectively)	$674,928	$50,671
Interest	713	—
Total investment income	675,641	50,671
Expenses
Management fees	116,375	11,295
12b-1 service fees – Class A	513	1,198
12b-1 distribution and service fees – Class C	2,846	4,739
Shareholders’ servicing agent fees and expenses	944	725
Custodian’s fees and expenses	30,508	41,825
Trustees’ fees and expenses	730	72
Professional fees	32,725	10,268
Shareholders’ reports – printing and mailing expenses	47,237	37,732
Federal and state registration fees	57,298	54,965
Other expenses	2,350	1,490
Total expenses before custodian fee credit and expense reimbursement	291,526	164,309
Custodian fee credit	(75)	(222)
Expense reimbursement	(171,609)	(147,053)
Net expenses	119,842	17,034
Net investment income	555,799	33,637
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(5,726,772)	(963,769)
Redemptions in-kind	(5,326,612)	—
Change in net unrealized appreciation (depreciation) of investments	2,063,669	(154,445)
Net realized and unrealized gain (loss)	(8,989,715)	(1,118,214)
Net increase (decrease) in net assets from operations	$(8,433,916)	$(1,084,577)

See accompanying notes to financial statements.

42	Nuveen Investments

Statement of Changes in Net Assets

	Enhanced Core Equity		Enhanced Mid-Cap
	Year Ended 6/30/09	For the Period December 3, 2007 (Commencement of Operations) through June 30, 2008	Year Ended 6/30/09	For the Period December 3, 2007 (Commencement of Operations) through June 30, 2008
Operations
Net investment income	$555,799	$368,217	$33,637	$19,719
Net realized gain (loss) from:
Investments	(5,726,772)	(1,201,717)	(963,769)	(127,205)
Futures contracts	—	16,498	—	—
Redemptions in-kind	(5,326,612)	—	—	—
Change in net unrealized appreciation (depreciation) of investments	2,063,669	(3,454,445)	(154,445)	(119,731)
Net increase (decrease) in net assets from operations	(8,433,916)	(4,271,447)	(1,084,577)	(227,217)
Distributions to Shareholders
From net investment income:
Class A	(4,627)	(378)	(7,243)	(1,699)
Class B	—	(221)	—	(1,222)
Class C	(4,554)	(221)	(2,473)	(1,222)
Class I (1)	(541,428)	(60,142)	(20,296)	(2,469)
Decrease in net assets from distribution to shareholders	(550,609)	(60,962)	(30,012)	(6,612)
Fund Share Transactions
Proceeds from sale of shares	394,408	35,600,000	76,843	3,250,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	318,368	35,251	3,025	612
	712,776	35,635,251	79,868	3,250,612
Cost of shares redeemed	(69,427)	—	(74,924)	—
Cost of redemptions in-kind	(12,780,056)	—	—	—
Net increase (decrease) in net assets from Fund share transactions	(12,136,707)	35,635,251	4,944	3,250,612
Net increase (decrease) in net assets	(21,121,232)	31,302,842	(1,109,645)	3,016,783
Net assets at the beginning of period	31,302,842	—	3,016,783	—
Net assets at the end of period	$10,181,610	$31,302,842	$1,907,138	$3,016,783
Undistributed (Over-distribution of) net investment income at the end of period	$313,847	$308,596	$20,745	$17,126

(1) Effective May 1, 2008, Class R Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	43

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Enhanced Core Equity Fund (“Enhanced Core Equity”) and Nuveen Enhanced Mid-Cap Fund (“Enhanced Mid-Cap”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1996.

Enhanced Core Equity ordinarily invests, under normal market conditions, in equity securities of companies within the S&P 500 Index in an attempt to provide long-term capital appreciation.

Enhanced Mid-Cap ordinarily invests, under normal market conditions, in equity securities of companies within the Russell Midcap Index in an attempt to provide long-term capital appreciation. The Fund may also invest in non-U.S. equity securities that are included in the Russell Midcap Index.

Effective March 31, 2008, Class B Shares are no longer available for the Funds. As of March 31, 2008, all outstanding Class B Shares for each Fund were owned by Nuveen Investments, Inc. (“Nuveen”) and transferred to Class I Shares on May 2, 2008.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Trustees of the Funds, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Futures Contracts

Each Fund is authorized to invest in futures contracts in order to gain exposure to, or hedge against changes in equity markets. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement

44	Nuveen Investments

of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recorded as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as “Change in unrealized appreciation (depreciation) of futures on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into and is recognized as “Realized gain (loss) from futures” on the Statement of Operations.

The Funds did not invest in any futures contracts outstanding during the fiscal year ended June 30, 2009.

	Enhanced Core Equity	Enhanced Mid-Cap
Average number of futures contracts outstanding	—	—

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen, believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Redemptions In-Kind

In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemptions in-kind ). For financial reporting purposes, the Fund recognizes a gain on the redemptions in-kind to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund recognizes a loss if cost exceeds value. Gains and losses realized on the redemptions in-kind are not recognized for tax purposes, and are reclassified from undistributed realized gain or loss to paid-in capital. During the fiscal year ended June 30, 2009, Enhanced Core Equity realized $5,326,612 of net loss on redemptions in-kind. There were no redemptions in-kind for Enhanced Mid-Cap during the fiscal year ended June 30, 2009.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Nuveen Investments	45

Notes to Financial Statements (continued)

2. Fair Value Measurements

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of each Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of June 30, 2009:

Enhanced Core Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$10,138,456	$—	$—	$10,138,456

Enhanced Mid-Cap	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,853,241	$—	$—	$1,853,241
Investment Companies	78,648	—	—	78,648
Total	$1,931,889	$—	$—	$1,931,889

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Funds’ investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Funds did not invest in any derivative instruments during the fiscal year ended June 30, 2009.

4. Fund Shares

Transactions in Fund shares were as follows:

	Enhanced Core Equity
	Year Ended 6/30/09		For the Period 12/03/07 (commencement of operations) through 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,044	$79,142	12,500	$250,000
Class C	22,849	280,616	12,500	250,000
Class I*	3,059	34,650	1,765,869	35,100,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	22	270	—	—
Class C	226	2,765	—	—
Class I*	25,889	315,333	1,771	35,251
	58,089	712,776	1,792,640	35,635,251
Shares redeemed:
Class A	—	—	—	—
Class C	(6,721)	(69,427)	—	—
Class I*	—	—	—	—
Class I – redemptions in-kind	(1,024,864)	(12,780,056)	—	—
	(1,031,585)	(12,849,483)	—	—
Net increase (decrease)	(973,496)	$(12,136,707)	1,792,640	$35,635,251

46	Nuveen Investments

	Enhanced Mid-Cap
	Year Ended 6/30/09		For the Period 12/03/07 (commencement of operations) through 6/30/08
	Shares	Amount	Shares	Amount
Shares sold:
Class A	541	$9,552	37,500	$750,000
Class C	313	3,346	37,500	750,000
Class I*	6,452	63,945	87,253	1,750,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	9	103	—	—
Class C	2	21	—	—
Class I*	268	2,901	31	612
	7,585	79,868	162,284	3,250,612
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class I*	(6,218)	(74,924)	—	—
	(6,218)	(74,924)	—	—
Net increase (decrease)	1,367	$4,944	162,284	$3,250,612
*	Effective March 31, 2008, Class B Shares were no longer available to the Funds and transferred to Class I Shares on May 2, 2008.

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year end June 30, 2009, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Purchases	$8,209,833	$1,659,196
Sales	7,776,357	1,599,048

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At June 30, 2009, the cost of investments was as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Cost of investments	$11,561,704	$2,206,065

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2009, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Gross unrealized:
Appreciation	$360,942	$98,245
Depreciation	(1,784,190)	(372,421)
Net unrealized appreciation (depreciation) of investments	$(1,423,248)	$(274,176)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2009, the Funds’ tax year end, were as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Undistributed net ordinary income*	$334,676	$20,742
Undistributed net long-term capital gains	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments	47

Notes to Financial Statements (continued)

The tax character of distributions paid during the Funds’ last tax years ended June 30, 2009 and June 30, 2008, was designated for purposes of the dividends paid deduction as follows:

2009	Enhanced Core Equity	Enhanced Mid-Cap
Distributions from net ordinary income*	$550,609	$30,012
Distributions from net long-term capital gains	—	—

For the period December 3, 2007 (commencement of operations) through June 30, 2008	Enhanced Core Equity	Enhanced Mid-Cap
Distributions from net ordinary income*	$60,962	$6,613
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

At June 30, 2009, the Funds’ tax year end, Enhanced Mid-Cap had an unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire as follows:

Enhanced Mid-Cap
Expiration:
June 30, 2017	$289,649

The Funds have elected to defer net realized losses from investments incurred from November 1, 2008 through June 30, 2009, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses are treated as having arisen on the first day of the following fiscal year:

	Enhanced Core Equity	Enhanced Mid-Cap
Post-October capital losses	$4,368,733	$801,069

Enhanced Core Equity’s Post-October capital loss at June 30, 2009, is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets (1)	Enhanced Core Equity Fund-Level Fee Rate	Enhanced Mid-Cap Fund-Level Fee Rate
For the first $125 million	.3000%	.3500%
For the next $125 million	.2875	.3375
For the next $250 million	.2750	.3250
For the next $500 million	.2625	.3125
For the next $1 billion	.2500	.3000
For net assets over $2 billion	.2250	.2750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex-level fee rate was .1970%.

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For those purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

48	Nuveen Investments

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolios of the Funds. HydePark is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of Enhanced Core Equity and Enhanced Mid-Cap through October 31, 2010, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .50% and .55% of the average daily net assets of any class of Fund shares of Enhanced Core Equity and Enhanced Mid-Cap, respectively, and from exceeding 1.00% and 1.05%, respectively after October 31, 2010. The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended June 30, 2009, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
Commission advances (Unaudited)	$48	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended June 30, 2009, the Distributor retained such 12b-1 fees as follows:

	Enhanced Core Equity	Enhanced Mid-Cap
12b-1 fees retained (Unaudited)	$4,739	$1,175

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

At June 30, 2009, Nuveen owned 12,500, 12,500 and 24,954 shares of Class A, C and I, respectively, of Enhanced Core Equity and 37,500, 37,500 and 74,883 shares of Class A, C and I, respectively, of Enhanced Mid-Cap.

8. Subsequent Events

In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date — that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Funds have performed an evaluation of subsequent events through August 24, 2009, which is the date the financial statements were issued.

Nuveen Investments	49

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ENHANCED CORE EQUITY
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2009	$17.44	$.27	$(5.02)	$(4.75)	$(.26)	$—	$(.26)	$12.43	(27.18)%
2008(e)	20.00	.19	(2.72)	(2.53)	(.03)	—	(.03)	17.44	(12.67)
Class C (12/07)
2009	17.38	.18	(5.01)	(4.83)	(.14)	—	(.14)	12.41	(27.78)
2008(e)	20.00	.11	(2.71)	(2.60)	(.02)	—	(.02)	17.38	(13.02)
Class I (12/07)
2009	17.46	.32	(5.04)	(4.72)	(.31)	—	(.31)	12.43	(27.02)
2008(e)	20.00	.22	(2.73)	(2.51)	(.03)	—	(.03)	17.46	(12.55)

50	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate

$231	1.52%		1.36%		.75%		2.13%		.75%		2.13%		33%
218	1.25	*	1.26	*	.74	*	1.77	*	.73	*	1.77	*	21

358	2.31		.63		1.50		1.44		1.50		1.44		33
217	2.00	*	.51	*	1.49	*	1.02	*	1.48	*	1.02	*	21

9,593	1.23		1.65		.50		2.38		.50		2.38		33
30,868.74		*	1.75	*	.49	*	2.01	*	.48	*	2.01	*	21

*	Annualized
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:
Class (Commencement Date)
		Investment Operations			Less Distributions

ENHANCED MID-CAP
Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/07)
2009	$18.59	$.21	$(6.96)	$(6.75)	$(.19)	$—	$(.19)	$11.65	(36.27)%
2008(e)	20.00	.15	(1.51)	(1.36)	(.05)	—	(.05)	18.59	(6.79)
Class C (12/07)
2009	18.53	.11	(6.91)	(6.80)	(.07)	—	(.07)	11.66	(36.70)
2008(e)	20.00	.06	(1.50)	(1.44)	(.03)	—	(.03)	18.53	(7.20)
Class I (12/07)
2009	18.62	.24	(6.98)	(6.74)	(.23)	—	(.23)	11.65	(36.09)
2008(e)	20.00	.15	(1.48)	(1.33)	(.05)	—	(.05)	18.62	(6.67)

52	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)

Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$443	7.84%		(5.39)%		.80%		1.65%		.79%		1.67%		76%
697	3.81	*	(1.70	)*	.78	*	1.33	*	.76	*	1.34	*	89

441	8.61		(6.16)		1.55		.90		1.54		.91		76
695	4.56	*	(2.45	)*	1.53	*	.58	*	1.51	*	.59	*	89

1,023	7.68		(5.24)		.55		1.90		.53		1.91		76
1,625	3.52	*	(1.43	)*	.53	*	1.55	*	.51	*	1.57	*	89

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 3, 2007 (commencement of operations) through June 30, 2008.

See accompanying notes to financial statements.

Nuveen Investments	53

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Boards of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Nuveen HydePark Group, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute performance, fee and expense information for the Funds as well as comparative performance, fee and expense information for a comparable peer group of funds, the performance information of recognized and/or customized benchmarks (as applicable) of the Funds, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Funds. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

54	Nuveen Investments

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered the performance of the Funds. The Board also recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the applicable Sub-advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the investment performance of each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data as well as recognized and/or customized benchmarks. The Independent Board Members reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009. The Independent Board Members also reviewed performance information of the Nuveen funds managed by the Sub-Adviser in the aggregate ranked by peer group and the performance of such funds, in the aggregate, relative to their benchmark. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings.

In comparing a fund’s performance with that of its Performance Peer Group, the Independent Board Members took into account that the closest Performance Peer Group in certain instances may not adequately reflect the respective fund’s investment objectives and strategies thereby hindering a meaningful comparison of the fund’s performance with that of the Performance Peer Group. The Independent Board Members further considered the performance of the Funds in the context of the volatile market conditions during the past year, and their impact on various asset classes and the portfolio management of the Funds.

Based on their review and factoring in the severity of market turmoil in 2008, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as compared to the fee and expenses of a comparable universe of unaffiliated funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”).

The Independent Board Members further reviewed data regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as the asset level of a fund relative to peers, the size and particular composition of the Peer Universe or Peer Group, the investment objectives of the peers, expense anomalies, changes in the funds comprising the Peer Universe or Peer Group from year to year, levels of reimbursement and the timing of information used may impact the comparative data, thereby limiting the ability to make a meaningful comparison. In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

Nuveen Investments	55

Annual Investment Management Agreement Approval Process (continued)

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. While economies of scale result when costs can be spread over a larger asset base, the Independent Board Members also recognized that the asset levels generally declined in 2008 due to, among other things, the market downturn. Accordingly, for funds with a reduction in assets under management, advisory fee levels may have increased as breakpoints in the fee schedule were no longer surpassed.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund

56	Nuveen Investments

shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. As noted, however, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement (as applicable) were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	57

Notes

58	Nuveen Investments

Notes

Nuveen Investments	59

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	199
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	199
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

60	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	199
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Nuveen Investments	61

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	74
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	199
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	199
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	199
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	199
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199

62	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	199
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	199
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	74
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	199

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	63

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

64	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen HydePark Group, LLC

111 West Jackson Blvd.

Suite 1411

Chicago, IL 60604

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: Enhanced Core Equity and Enhanced Mid-Cap hereby designate 100% and 100%, respectively, of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100% and 100%, respectively, as qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	65

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-ENHCM-0609P

Mutual Funds

Nuveen Equity Funds

Designed to provide capital appreciation and to enhance the risk/return profile of the domestic equity portion of the Nuveen Asset Allocation Funds.

Annual Report

June 30, 2009

Nuveen U.S. Equity Completeness Fund

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

August 24, 2009

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen U.S. Equity Completeness Fund features management by Nuveen HydePark Group, LLC, an affiliate of Nuveen Investments, Inc. The Fund is co-managed by David Tierney, PhD, Senior Managing Director and Chief Investment Officer of HydePark, John Gambla, CFA, and Rob Guttschow, CFA. We recently spoke with David, John and Rob about the general market conditions, key investment strategies and performance of the Fund for the twelve-month period ended June 30, 2009.

What were the general economic conditions during the reporting period?

This twelve month period was among the most volatile in the history of the capital markets. Equity markets across the globe fell as the United States economy pushed further into recession. After IndyMac’s bankruptcy filing on August 1, 2008, the U.S. Government engaged in one of the most dramatic market interventions in years and placed the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac) into receivership. In September, Lehman Brothers, a major Wall Street broker/dealer, filed for bankruptcy protection. AIG, one of the largest insurers globally, effectively was nationalized by the US government, and Wachovia, Washington Mutual, Silver State Bank, and Ameri Bank all were seized by U.S. regulators and/or merged into stronger banks. Merrill Lynch, concerned about its own solvency, quickly negotiated a deal to be acquired by Bank of America. Goldman Sachs and Morgan Stanley converted to commercial banks signaling the end of the 100-year old independent broker/dealer model. The following months included major financial write-downs across the U.S. economy, the uncovering of the largest Ponzi scheme in history, continual declines in real U.S. Gross Domestic Product, and significant spikes in market volatility.

While the U.S. economy moved further into recession, the international capital markets experienced their own severe downturn. Economic policy responses by the U.S. Federal Reserve were followed, in part, by its counterparts at the Bank of England, the European Central Bank, and the Chinese Government.

Although the S&P 500 and the MSCI EAFE indices were down 37% and 43%, respectively, in 2008, signs of global economic stability began to emerge toward the end of the first quarter in 2009. By the end of June, the 2009 year-to-date returns of these two equity indices were 3% and 8%, respectively. In addition, emerging markets, which fell 53% in 2008, rebounded 36% during the first half of 2009.

The headlines created by the failure of such large banking institutions and Congress’s first failed attempt at bailout legislation resulted in a massive drop in consumer confidence. This drop in confidence resulted in a drop in spending, as personal consumption contracted at a -3.5% rate in the third quarter and a -3.1% in the fourth quarter.

2	Nuveen Investments

As a result, volatility in the equity markets continued throughout most of this twelve-month period. However, the second quarter of 2009 saw substantial improvements. The U.S. government has continued to implement various financial bailout/stimulus plans. The major banks have appeared to raise the necessary capital for them to survive in the current downturn, with several of them even appearing to thrive. Equity markets, as measured by the S&P 500 Index, have significantly increased from the lows experienced in March. Ten-year bond yields have come off their multi-decade lows as well.

How did the Fund perform during the past twelve-months ended June 30, 2009?

The table on page five provides performance information for the Fund for the twelve-month period ended June 30, 2009. The table also compares the Fund’s performance to a general market index. A more detailed discussion of the Fund’s relative performance is provided later in this report.

What is the Fund’s investment strategy?

The Nuveen U.S. Equity Completeness Fund is designed to serve as an investment for the Nuveen Asset Allocation Funds’ portfolios, helping them to offset or correct the style risk that may exist between those Funds’ U.S. equity benchmark and the benchmarks of the Funds’ underlying equity managers. The Nuveen U.S. Equity Completeness Fund itself does not attempt to track or outperform a particular index.

The proprietary risk-controlled HydePark wealth creation model was used to manage the U.S. Equity Completeness Fund since its inception. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented; two are traditional measures of revenues in excess of expenses (specifically earnings and cash flow), and two are traditional measures of the uses for those excess monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model or how HydePark selects stocks for the Fund.

Nuveen Investments	3

The model evaluates all the securities contained in the benchmark portfolio (Russell 3000 Index) for possible inclusion in the portfolio. The process will not consider a stock for possible inclusion if it is not contained in the benchmark portfolio.

The portfolio typically contains a large number of holdings with each relative weighting reflecting a five-dimensional view of that stock’s wealth creation characteristics. The portfolio is monitored daily with rebalances occurring quarterly.

How did this strategy influence performance?

The Nuveen U.S. Equity Completeness Fund underperformed the Russell 3000 Index during the reporting period.

We believe the quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from our relative overweights/underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights/underweights versus the index as maintained equal to zero, but was not constrained to be industry or sector neutral. As a result, the Fund sometimes was overweight in stocks within a sector because all the individual stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark in aggregate. Performance for the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

On average, during the twelve month period, the Fund was overweighted in energy, materials, consumer discretionary, financials, telecommunication, and utility stocks and underweighted in health care, consumer staples, and information technology stocks. The largest single sector overweight was in financials where the Fund was, on average, 3.1% overweighted versus the index. The largest single underweight was, on average, information technology stocks where the Fund was 4.8% underweighted versus the index. Overall, sector weightings were a drag on the Funds relative performance versus the index.

Performance attributable to the individual stock weightings within each sector was a mild negative for the Fund during this reporting period with overweights in financials being the biggest positive contributor and underweights in health care being the biggest negative contributors.

4	Nuveen Investments

1	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class I Shares – Average Annual Total Returns

As of 6/30/09

	1-Year	Since Inception (7/01/2008)
Nuveen U.S. Equity Completeness Fund
I Shares	-28.96%	-28.96%
Russell 3000 Index[1]	-26.56%	-26.56%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Class I Shares have no sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	5

Nuveen U.S. Equity Completeness Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparison shows the change in value of a $10,000 investment in the Nuveen U.S. Equity Completeness Fund compared with the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index. The Nuveen U.S. Equity Completeness Fund’s total return includes reinvestment of all dividends and distributions. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

6	Nuveen Investments

Fund Spotlight as of 6/30/09Nuveen U.S. Equity Completeness Fund

Quick Facts

NAV	$14.14
Latest Ordinary Income Distribution[1]	$0.0659
Inception Date	7/01/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Fund returns assume reinvestment of dividends and capital gains. Shares have no sales charge and may only be purchased by the Nuveen Allocation Funds. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 6/30/09

NAV
1-Year	-28.96%
Since Inception	-28.96%

Top Five Common Stock Holdings[2]
Exxon Mobil Corporation	5.1%
AT&T Inc.	1.8%
General Electric Company	1.7%
Pfizer Inc.	1.6%
Chevron Corporation	1.5%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$4,742
Number of Common Stocks	1,510

Expense Ratios
	Gross Expense Ratio	Net Expense Ratio	As of Date
	0.79%	0.79%	7/01/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $9.4 million average net asset size for the Fund’s first fiscal year.

These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 31, 2008.

2	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Nuveen Investments	7

Fund Spotlight as of 6/30/09 Nuveen U.S. Equity Completeness Fund

Industries[1]
Oil, Gas & Consumable Fuels	10.0%
Pharmaceuticals	5.8%
Diversified Telecommunication Services	4.1%
Commercial Banks	3.7%
Software	3.6%
Insurance	2.9%
Electric Utilities	2.8%
Computers & Peripherals	2.8%
Media	2.7%
Specialty Retail	2.7%
Real Estate	2.5%
Biotechnology	2.5%
Health Care Equipment & Supplies	2.3%
Health Care Providers & Services	2.3%
Semiconductors & Equipment	2.2%
Capital Markets	2.1%
Aerospace & Defense	2.1%
Food & Staples Retailing	2.1%
Industrial Conglomerates	2.1%
Communications Equipment	2.0%
Food Products	2.0%
Multi-Utilities	1.9%
Hotels, Restaurants & Leisure	1.8%
Machinery	1.7%
Household Products	1.7%
Beverages	1.7%
Chemicals	1.6%
Diversified Financial Services	1.6%
Short-Term Investments	3.4%
Other	19.3%
1	As a percentage of total investments as of June 30, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$1,015.80	$1,020.83
Expenses Incurred During Period	$3.99	$4.00

Expenses are equal to the Fund’s annualized net expense ratio of .80% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

8	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen U.S. Equity Completeness Fund (a series of the Nuveen Investment Trust, hereafter referred to as the “Fund”) at June 30, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period July 1, 2008 (commencement of operations) through June 30, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 24, 2009

Nuveen Investments	9

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund

June 30, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 96.7%

	Aerospace & Defense – 2.1%

20	AAR Corporation, (2)	$321

40	Alliant Techsystems Inc., (2)	3,294

10	Applied Signal Technology, Inc.	255

100	Argon ST, Inc., (2)	2,057

10	BE Aerospace Inc., (2)	144

190	Boeing Company	8,075

60	Ceradyne Inc., (2)	1,060

70	Curtiss Wright Corporation	2,081

10	Ducommon Inc.	188

40	GenCorp Inc., (2)	76

140	General Dynamics Corporation	7,755

90	Herley Industries, Inc., (2)	987

120	Hexcel Corporation, (2)	1,144

350	Honeywell International Inc.	10,990

140	ITT Industries, Inc.	6,230

30	L-3 Communications Holdings, Inc.	2,081

90	Lockheed Martin Corporation	7,259

10	Moog Inc., Class A Shares, (2)	258

200	Northrop Grumman Corporation	9,136

30	Precision Castparts Corporation	2,191

150	Raytheon Company	6,665

260	Spirit AeroSystems Holdings Inc., (2)	3,572

90	Stanley, Inc., (2)	2,959

30	Teledyne Technologies Inc., (2)	983

10	TransDigm Group Inc., (2)	362

80	Triumph Group Inc.	3,200

300	United Technologies Corporation	15,588
	Total Aerospace & Defense	98,911
	Air Freight & Logistics – 0.6%

10	Atlas Air Worldwide Holdings Inc., (2)	232

90	C.H. Robinson Worldwide, Inc.	4,694

50	Dynamex, Inc., (2)	770

30	Expeditors International of Washington, Inc.	1,000

120	FedEx Corporation	6,674

10	Forward Air Corporation	213

120	Hub Group, Inc., (2)	2,477

200	United Parcel Service, Inc., Class B	9,998

120	UTI Worldwide, Inc.	1,368
	Total Air Freight & Logistics	27,426
	Airlines – 0.2%

80	Alaska Air Group, Inc., (2)	1,461

30	Allegiant Travel Company, (2)	1,189

70	Delta Air Lines, Inc., (2)	405

260	Republic Airways Holdings, Inc., (2)	1,698

10	Nuveen Investments

Shares	Description (1)	Value

	Airlines (continued)

520	Southwest Airlines Co.	$3,500

20	UAL Corporation, (2)	64

360	US Airways Group Inc., (2)	875
	Total Airlines	9,192
	Auto Components – 0.3%

90	Autoliv Inc., (2)	2,589

120	Cooper Tire & Rubber	1,190

20	Dorman Products, Inc., (2)	277

80	Drew Industries Inc., (2)	974

10	Exide Technologies, (2)	37

10	Gentex Corporation	116

160	Johnson Controls, Inc.	3,475

40	Modine Manufacturing Company	192

110	Superior Industries International Inc.	1,551

270	TRW Automotive Holdings Corporation, (2)	3,051
	Total Auto Components	13,452
	Automobiles – 0.2%

1,160	Ford Motor Company, (2)	7,041

70	Harley-Davidson, Inc.	1,135

20	Thor Industries, Inc.	367

90	Winnebago Industries Inc.	669
	Total Automobiles	9,212
	Beverages – 1.7%

40	Boston Beer Company, (2)	1,184

30	Central European Distribution Corporation, (2)	797

10	Coca Cola Bottling Company Consolidated	551

620	Coca-Cola Company	29,754

540	Coca-Cola Enterprises Inc.	8,991

40	Constellation Brands, Inc., Class A, (2)	507

320	Dr. Pepper Snapple Group, (2)	6,781

40	Hansen Natural Corporation, (2)	1,233

30	Molson Coors Brewing Company, Class B	1,270

50	National Beverage Corporation, (2)	533

130	Pepsi Bottling Group, Inc.	4,399

440	PepsiCo, Inc.	24,182
	Total Beverages	80,182
	Biotechnology – 2.5%

40	Acorda Therapeutics, Inc., (2)	1,128

100	Alexion Pharmaceuticals Inc., (2)	4,112

210	Alkermes Inc., (2)	2,272

30	Alnylam Pharmaceuticals, Inc., (2)	668

570	Amgen Inc., (2)	30,176

80	Amylin Pharmaceuticals Inc., (2)	1,080

30	Arena Pharmaceuticals, Inc., (2)	150

80	Biogen Idec Inc., (2)	3,612

Nuveen Investments	11

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Biotechnology (continued)

60	Celera Corporation, (2)	$458

60	Celgene Corporation, (2)	2,870

80	Celldex Therapeutics, Inc., (2)	626

10	Cephalon, Inc., (2)	567

60	Cepheid, Inc., (2)	565

120	Cubist Pharmaceuticals Inc., (2)	2,200

420	Dendreon Corporation, (2)	10,437

110	Emergent BioSolutions, Inc., (2)	1,576

40	Enzon Inc., (2)	315

190	Facet Biotech Corporation, (2)	1,765

60	Genzyme Corporation, (2)	3,340

350	Gilead Sciences, Inc., (2)	16,394

100	GTX, Inc., (2)	923

50	Intermune, Inc., (2)	760

190	ISIS Pharmaceuticals, Inc., (2)	3,135

70	Martek Biosciences Corporation, (2)	1,481

140	Medarex Inc., (2)	1,169

10	Medivation, Inc., (2)	224

90	Metabolix, Inc., (2)	740

80	Momenta Pharmaceuticals, Inc., (2)	962

170	Myriad Genentics Inc., (2)	6,061

42	Myriad Pharmaceuticals Inc., (2)	195

70	Onyx Pharmaceuticals Inc., (2)	1,978

100	OSI Pharmaceuticals, Inc., (2)	2,823

30	Osiris Therapeutics, Inc., (2)	403

260	PDL Biopahrma Inc.	2,054

60	Regeneron Pharmaceuticals, Inc., (2)	1,075

30	Rigel Pharmaceuticals, Inc., (2)	364

90	Seattle Genetics, Inc., (2)	875

110	Theravance Inc., (2)	1,610

20	United Therapeutics Corporation, (2)	1,667

90	Vertex Pharmaceuticals Inc., (2)	3,208

100	ZymoGenetics, Inc., (2)	460
	Total Biotechnology	116,478
	Building Products – 0.2%

80	Aaon, Inc.	1,594

10	Apogee Enterprises, Inc.	123

90	Lennox International Inc.	2,890

80	Masco Corporation	766

30	Owens Corning, (2)	383

110	Simpson Manufacturing Company Inc.	2,378

140	USG Corporation, (2)	1,410
	Total Building Products	9,544
	Capital Markets – 2.1%

80	American Capital Limited	257

12	Nuveen Investments

Shares	Description (1)	Value

	Capital Markets (continued)

60	Ameriprise Financial, Inc.	$1,456

310	Bank of New York Company, Inc.	9,086

10	BlackRock Inc.	1,754

30	Calamos Asset Management, Inc. Class A	423

520	Charles Schwab Corporation	9,121

80	Cohen & Steers Inc.	1,196

10	Duff & Phelps Corporation, Class A	178

180	Eaton Vance Corporation	4,815

150	Federated Investors Inc.	3,614

50	Franklin Resources, Inc.	3,601

40	GFI Group, Inc.	270

110	Goldman Sachs Group, Inc.	16,218

30	Greenhill & Co Inc.	2,166

230	Hercules Technology Growth Capital, Inc.	1,923

190	Invesco LTD	3,386

50	Janus Capital Group Inc.	570

100	Knight Trading Group Inc., (2)	1,705

90	Lazard Limited	2,423

180	Legg Mason, Inc.	4,388

260	Morgan Stanley	7,413

60	Northern Trust Corporation	3,221

60	OptionsXpress Holdings Inc.	932

20	Piper Jaffray Companies, (2)	873

140	RiskMetrics Group, Inc., (2)	2,472

20	SEI Investments Company	361

100	State Street Corporation	4,720

40	Stifel Financial Corporation, (2)	1,924

70	T. Rowe Price Group Inc.	2,917

323	TD Ameritrade Holding Corporation, (2)	5,665

30	TradeStation Group, Inc., (2)	254

30	Waddell & Reed Financial, Inc., Class A	791
	Total Capital Markets	100,093
	Chemicals – 1.6%

110	Air Products & Chemicals Inc.	7,105

20	Airgas, Inc.	811

10	Albemarle Corporation	256

100	American Vanguard Corp.	1,130

20	Cabot Corporation	252

130	Calgon Carbon Corporation, (2)	1,806

30	Celanese Corporation, Series A	713

10	CF Industries Holdings, Inc.	741

10	Cytec Industries, Inc.	186

350	Dow Chemical Company	5,649

460	E.I. Du Pont de Nemours and Company	11,785

30	Eastman Chemical Company	1,137

Nuveen Investments	13

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Chemicals (continued)

70	Ecolab Inc.	$2,729

20	FMC Corporation	946

30	Gen Tek Inc., (2)	670

80	H.B. Fuller Company	1,502

390	Huntsman Corporation	1,962

90	Innophos Holdings, Inc.	1,520

40	Innospec, Inc.	430

10	Koppers Holdings Inc.	264

20	Landec Corporation, (2)	136

30	Lubrizol Corporation	1,419

110	Monsanto Company	8,177

10	Mosaic Company	443

50	NewMarket Corporation	3,367

90	Olin Corporation	1,070

30	PolyOne Corporation, (2)	81

90	PPG Industries, Inc.	3,951

80	Praxair, Inc.	5,686

40	Quaker Chemical Corporation	532

10	Rockwood Holdings Inc., (2)	146

140	RPM International, Inc.	1,966

30	Scotts Miracle Gro Company	1,052

130	Sensient Technologies Corporation	2,934

40	Sigma-Aldrich Corporation	1,982

310	Solutia Inc., (2)	1,786

20	Stepan Company	883

20	Valspar Corporation	451

30	Zoltek Companies, Inc., (2)	292
	Total Chemicals	77,948
	Commercial Banks – 3.7%

10	Arrow Financial Corporation	270

40	Associated Banc-Corp.	500

100	BancorpSouth Inc.	2,053

10	Bank of the Ozarks, Inc.	216

520	BB&T Corporation	11,430

230	Boston Private Financial Holdings Inc.	1,030

10	Bryn Mawr Bank	189

50	Capital City Bank	843

70	Cardinal Financial Corporation	548

180	Cathay General Bancorp.	1,712

30	Chemical Financial Corporation	597

90	Citizens Republic Bancorp., (2)	64

40	City Holding Company	1,214

200	Colonial BancGroup Inc.	124

130	Comerica Incorporated	2,750

10	Commerce Bancshares Inc.	318

14	Nuveen Investments

Shares	Description (1)	Value

	Commercial Banks (continued)

170	Community Bank System Inc.	$2,475

30	Community Trust Bancorp, Inc.	803

50	Cullen/Frost Bankers, Inc.	2,306

80	CVB Financial	478

40	East West Bancorp Inc.	260

50	Enterprise Financial Services Corporation	455

200	F.N.B. Corporation PA	1,238

20	Farmers Capital Bank Corporation	503

170	Fifth Third Bancorp.	1,207

40	First Bancorp Maine	779

70	First Bancorp of North Carolina, Inc.	1,098

390	First Bancorp of Puerto Rico	1,541

230	First Commonwealth Financial Corporation	1,458

40	First Financial Bancorp.	301

30	First Financial Bankshares, Inc.	1,511

60	First Financial Corporation	1,895

223	First Horizon National Corporation, (2)	2,682

20	First Merchants Corporation	161

30	First Midwest Bancorp, Inc.	219

211	FirstMerit Corporation	3,583

40	Frontier Financial Corporation	48

160	Fulton Financial Corporation	834

20	Glacier Bancorp, Inc.	295

20	Greene County Bankshares, Inc.	90

50	Hancock Holding Company	1,625

80	Harleysville National Corporation	376

70	Home Bancshares, Inc.	1,333

20	Huntington BancShares Inc.	84

50	IberiaBank Corporation	1,971

20	Independent Bank Corporation	394

150	International Bancshares Corporation	1,547

100	Investors Bancorp, Inc., (2)	916

170	KeyCorp.	891

40	M&T Bank Corporation	2,037

100	Mainsource Financial Group	742

20	Marshall and Ilsley Corporation	96

130	MB Financial, Inc.	1,325

320	National Penn Bancshares, Inc.	1,475

100	NBT Bancorp, Inc.	2,171

30	Northfield Bancorp Inc.	349

220	Old National Bancorp.	2,160

270	Pacific Capital Bancorp.	578

50	Pacwest Bancorp.	658

30	Park National Corporation	1,694

40	Peoples Bancorp, Inc.	682

Nuveen Investments	15

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Commercial Banks (continued)

40	Pinnacle Financial Partners, Inc., (2)	$533

170	PNC Financial Services Group, Inc.	6,598

50	Popular, Inc.	110

30	Privatebancorp, Inc.	667

100	Prosperity Bancshares, Inc.	2,983

500	Regions Financial Corporation	2,020

130	S&T Bancorp, Inc.	1,581

70	Sandy Spring Bancorp, Inc.	1,029

30	Shore Bancshares, Inc.	538

60	Signature Bank, (2)	1,627

10	Simmons First National Corporation	267

10	Southside Bancshares, Inc.	229

90	Sterling Bancshares Inc.	570

340	Sterling Financial Corporation	989

230	SunTrust Banks, Inc.	3,784

260	Susquehanna Bancshares Inc.	1,271

40	SVB Financial Group, (2)	1,089

30	Synovus Financial Corp.	90

120	TCF Financial Corporation	1,604

80	Texas Capital BancShares, Inc., (2)	1,238

40	The South Financial Group Inc.	48

20	Towne Bank	280

80	Trustmark Corporation	1,546

660	U.S. Bancorp	11,827

80	UMB Financial Corporation	3,041

70	Umpqua Holdings Corporation	543

70	United Bankshares, Inc.	1,368

121	United Community Banks, Inc., (2)	724

10	Univest Corporation of Pennsylvania	203

30	Valley National Bancorp.	351

10	Washington Trust Bancorp, Inc.	178

290	Webster Financial Corporation	2,335

1,820	Wells Fargo & Company	44,153

50	WesBanco, Inc.	727

50	Westamerica Bancorp.	2,481

70	Whitney Holding Corporation	641

30	Wilmington Trust Corporation	410

50	Wintrust Financial Corporation	804

100	Yadkin Valley Financial Corporation	691
	Total Commercial Banks	174,350
	Commercial Services & Supplies – 1.0%

80	ABM Industries Inc.	1,446

70	American Ecology Corporation	1,254

30	Cenveo Inc., (2)	127

90	Cintas Corporation	2,056

16	Nuveen Investments

Shares	Description (1)	Value

	Commercial Services & Supplies (continued)

10	Corrections Corporation of America, (2)	$170

30	Covanta Holding Corporation, (2)	509

50	Ennis Inc.	623

70	Geo Group Inc., (2)	1,301

100	GeoEye, Inc., (2)	2,356

110	Healthcare Services Group, Inc.	1,967

10	Iron Mountain Inc., (2)	288

190	Knoll Inc.	1,440

10	Miller (Herman) Inc.	153

110	Mine Safety Appliances Company	2,651

10	Mobile Mini, Inc., (2)	147

60	R.R. Donnelley & Sons Company	697

100	Republic Services, Inc.	2,441

60	Rollins Inc.	1,039

100	Standard Parking Corporation, (2)	1,629

220	Steelcase Inc.	1,280

160	Sykes Enterprises Inc., (2)	2,894

60	Team, Inc., (2)	940

90	Tetra Tech, Inc., (2)	2,579

20	Viad Corporation	344

190	Waste Connections Inc., (2)	4,923

370	Waste Management, Inc.	10,419

80	Waste Services, Inc., (2)	414
	Total Commercial Services & Supplies	46,087
	Communications Equipment – 2.0%

560	3COM Corporation, (2)	2,638

170	ADC Telecommunications Inc., (2)	1,353

160	ADTRAN, Inc.	3,435

220	Airvana Inc., (2)	1,401

30	Arris Group Inc., (2)	365

40	Avocent Corporation, (2)	558

30	BigBand Networks, Inc., (2)	155

30	Blue Coat Systems Inc., (2)	496

1,590	Cisco Systems, Inc., (2)	29,638

20	Cogo Group Inc., (2)	119

130	CommScope Inc., (2)	3,414

160	Comtech Telecom Corporation, (2)	5,101

90	DG FastChannel, (2)	1,647

10	Echostar Holding Corporation, Class A, (2)	159

10	Emulex Corporation, (2)	98

100	F5 Networks, Inc., (2)	3,459

160	Globecom Systems, Inc., (2)	1,150

10	Harris Corporation	284

10	Hughes Communications, Inc., (2)	228

310	Infinera Corporation, (2)	2,830

Nuveen Investments	17

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Communications Equipment (continued)

70	Interdigital Inc., (2)	$1,711

250	IXIA, (2)	1,685

120	Juniper Networks Inc., (2)	2,832

420	Motorola, Inc.	2,785

40	Netgear, Inc., (2)	576

240	Palm Inc., (2)	3,977

10	Plantronics Inc.	189

160	Polycom Inc., (2)	3,243

310	QUALCOMM Inc.	14,012

70	Riverbed Technology, Inc., (2)	1,623

240	ShoreTel, Inc., (2)	1,920

10	Starent Networks Corporation, (2)	244

30	Symmetricom Inc., (2)	173

30	Tekelec, (2)	505

10	ViaSat, Inc., (2)	256
	Total Communications Equipment	94,259
	Computers & Peripherals – 2.8%

150	Apple, Inc., (2)	21,365

90	Avid Technology Inc., (2)	1,207

620	Dell Inc., (2)	8,513

30	Electronics For Imaging, (2)	320

690	EMC Corporation, (2)	9,039

620	Hewlett-Packard Company	23,963

140	Immersion Corporation, (2)	692

180	Intermec Inc, (2)	2,322

350	International Business Machines Corporation (IBM)	36,547

230	Network Appliance Inc., (2)	4,536

330	QLogic Corporation, (2)	4,184

80	Rimage Corporation, (2)	1,329

40	SanDisk Corporation, (2)	588

490	Seagate Technology	5,125

40	Silicon Graphics International Corporation, (2)	182

60	Stratasys, Inc., (2)	659

320	Sun Microsystems Inc., (2)	2,950

90	Synaptics, Inc., (2)	3,479

260	Western Digital Corporation, (2)	6,890
	Total Computers & Peripherals	133,890
	Construction & Engineering – 0.4%

10	AECOM Technology Corporation, (2)	320

100	Emcor Group Inc., (2)	2,012

40	Fluor Corporation	2,052

100	Granite Construction Inc.	3,328

10	Layne Christensen Company, (2)	205

80	MasTec Inc., (2)	938

30	Michael Baker Corporation, (2)	1,271

18	Nuveen Investments

Shares	Description (1)	Value

	Construction & Engineering (continued)

10	Pike Electric Corporation, (2)	$121

30	Shaw Group Inc., (2)	822

10	Sterling Construction Company, Inc., (2)	153

120	Tutor Perini Corporation, (2)	2,083

150	URS Corporation, (2)	7,428
	Total Construction & Engineering	20,733
	Construction Materials – 0.1%

160	Headwater Inc., (2)	538

10	Martin Marietta Materials	789

20	Texas Industries Inc.	627

50	Vulcan Materials Company	2,155
	Total Construction Materials	4,109
	Consumer Finance – 0.3%

40	Advance America Cash Advance Centers Inc	177

310	American Express Company	7,204

170	Capital One Financial Corporation	3,720

90	Credit Acceptance Corporation, (2)	1,967

70	Discover Financial Services	719

70	EZCORP, Inc., (2)	755

30	First Cash Financial Services, Inc., (2)	526

30	Nelnet Inc., (2)	408

10	World Acceptance Corporation, (2)	199
	Total Consumer Finance	15,675
	Containers & Packaging – 0.4%

30	AEP Industries, Inc., (2)	792

40	AptarGroup Inc.	1,351

40	Ball Corporation	1,806

90	Bemis Company, Inc.	2,268

20	Crown Holdings Inc., (2)	483

60	Owens-Illinois, Inc., (2)	1,681

170	Packaging Corp. of America	2,754

210	Pactiv Corporation, (2)	4,557

140	Sealed Air Corporation	2,583

120	Sonoco Products Company	2,874
	Total Containers & Packaging	21,149
	Distributors – 0.2%

60	Core-Mark Holding Company, Inc., (2)	1,564

200	Genuine Parts Company	6,712
	Total Distributors	8,276
	Diversified Consumer Services – 0.3%

20	American Public Education Inc., (2)	792

60	Apollo Group, Inc., (2)	4,267

20	Capella Education Company, (2)	1,199

130	Corinthian Colleges Inc., (2)	2,201

40	Grand Canyon Education Inc., (2)	671

Nuveen Investments	19

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Diversified Consumer Services (continued)

60	H & R Block Inc.	$1,034

30	ITT Educational Services, Inc., (2)	3,020

150	Jackson Hewitt Tax Services Inc.	939

20	K12, Inc., (2)	431

10	Regis Corporation	174

110	Sothebys Holdings Inc.	1,552

10	Universal Technical Institute Inc., (2)	149
	Total Diversified Consumer Services	16,429
	Diversified Financial Services – 1.6%

1,250	Bank of America Corporation	16,500

1,040	Citigroup Inc.	3,089

10	CME Group, Inc.	3,111

110	Financial Federal Corporation	2,261

40	Interactive Brokers Group, Inc., (2)	621

10	Intercontinental Exchange, Inc., (2)	1,142

960	JPMorgan Chase & Co.	32,746

20	Leucadia National Corporation, (2)	422

150	Marketaxess, (2)	1,430

80	Moody’s Corporation	2,108

100	MSCI Inc., Class A Shares, (2)	2,444

30	Nasdaq Stock Market, Inc., (2)	639

40	New York Stock Exchange Euronext	1,090

260	PHH Corporation, (2)	4,727

50	Portfolio Recovery Associates, Inc., (2)	1,937
	Total Diversified Financial Services	74,267
	Diversified Telecommunication Services – 4.1%

20	Alaska Communications Systems Group Inc.	146

3,510	AT&T Inc.	87,188

60	Atlantic Tele-Network, Inc.	2,357

30	Cbeyond Inc., (2)	431

210	CenturyTel, Inc.	6,447

100	CLearwire Corporation, (2)	553

200	Consolidated Communications Holdings, Inc.	2,342

60	Embarq Corporation	2,524

780	Frontier Communications Corporation	5,569

240	General Communication, Inc., (2)	1,663

100	Global Crossing Limited, (2)	918

100	Iowa Telecommunications Services, Inc.	1,251

90	NTELOS Holdings Corporation	1,658

90	Premiere Global Services, Inc., (2)	976

3,260	Qwest Communications International Inc.	13,529

70	TW Telecom Inc., (2)	719

1,910	Verizon Communications Inc.	58,694

930	Windstream Corporation	7,775
	Total Diversified Telecommunication Services	194,740

20	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities – 2.8%

20	Allegheny Energy, Inc.	$513

310	American Electric Power Company, Inc.	8,956

90	Cleco Corporation	2,018

190	DPL Inc.	4,402

780	Duke Energy Corporation	11,380

140	Edison International	4,404

160	El Paso Electric Company, (2)	2,234

60	Entergy Corporation	4,651

350	Exelon Corporation	17,924

330	FirstEnergy Corp.	12,788

280	FPL Group, Inc.	15,921

30	Great Plains Energy Incorporated	467

80	IDACORP, INC	2,091

90	ITC Holdings Corporation	4,082

110	Northeast Utilities	2,454

140	Pepco Holdings, Inc.	1,882

70	Pinnacle West Capital Corporation	2,111

100	Portland General Electric Company	1,948

250	PPL Corporation	8,240

180	Progress Energy, Inc.	6,809

450	Southern Company	14,022

40	UIL Holdings Corporation	898

40	Unisource Energy Corporation	1,062

160	Westar Energy Inc.	3,003
	Total Electric Utilities	134,260
	Electrical Equipment – 0.8%

50	Acuity Brands Inc.	1,403

90	Ametek Inc.	3,112

40	AZZ Inc., (2)	1,376

150	Baldor Electric Company	3,569

10	Belden Inc.	167

40	Brady Corporation	1,005

360	Emerson Electric Company	11,664

40	Encore Wire Corporation	854

10	Energy Conversion Devices Inc., (2)	142

10	EnerSys, (2)	182

10	First Solar Inc., (2)	1,621

50	Franklin Electric Company, Inc.	1,296

40	General Cable Corporation, (2)	1,503

220	GrafTech International Ltd., (2)	2,488

250	GT Solar International Inc., (2)	1,330

30	II VI Inc., (2)	665

10	Regal-Beloit Corporation	397

100	Thomas & Betts Corporation, (2)	2,886

Nuveen Investments	21

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Electrical Equipment (continued)

60	Woodward Governor Company	$1,188
	Total Electrical Equipment	36,848
	Electronic Equipment & Instruments – 1.0%

30	Agilent Technologies, Inc., (2)	609

100	Agilysys Inc.	468

100	Amphenol Corporation, Class A	3,164

130	Anixter International Inc., (2)	4,887

240	Avnet Inc., (2)	5,047

20	Benchmark Electronics Inc., (2)	288

170	China Security and Surveillance Techology Inc., (2)	1,282

70	Comverge, Inc., (2)	847

500	Corning Incorporated	8,030

220	CTS Corporation	1,441

30	Daktronics Inc.	231

10	Dolby Laboratories, Inc., (2)	373

130	Electro Rent Corporation	1,234

10	FARO Technologies, Inc., (2)	155

10	FLIR Systems Inc., (2)	226

580	Jabil Circuit Inc.	4,304

220	L-1 Identity Solutions Inc., (2)	1,703

30	Methode Electronics, Inc.	211

60	MTS Systems Corporation	1,239

10	OSI Systems Inc., (2)	209

90	Plexus Corporation, (2)	1,841

110	Radisys Corporation, (2)	991

10	Rogers Corporation, (2)	202

30	ScanSource, Inc., (2)	736

10	SYNNEX Corporation, (2)	250

60	Tech Data Corporation, (2)	1,963

160	Technitrol, Inc.	1,035

190	TTM Technologies, Inc., (2)	1,512

240	Tyco Electronics, Limited	4,462
	Total Electronic Equipment & Instruments	48,940
	Energy Equipment & Services – 1.2%

150	Baker Hughes Incorporated	5,466

10	Bristow Group Inc., (2)	296

60	Bronco Drilling Company, Inc., (2)	257

30	Complete Production Services, (2)	191

30	Cooper Cameron Corporation, (2)	849

60	Dril Quip Inc., (2)	2,286

130	ENGlobal Corporation, (2)	640

20	ENSCO International Incorporated	697

60	Exterran Holdings, Inc., (2)	962

30	Global Industries, Limited, (2)	170

50	Gulfmark Offshore Inc., (2)	1,380

22	Nuveen Investments

Shares	Description (1)	Value

	Energy Equipment & Services (continued)

290	Halliburton Company	$6,003

40	Helix Energy Solutions Group, (2)	435

20	Hercules Offshore Inc., (2)	79

10	Lufkin Industries Inc.	421

20	Matrix Service Company, (2)	230

30	Natco Group, (2)	988

200	National-Oilwell Varco Inc., (2)	6,532

10	Natural Gas Services Group, (2)	133

30	Noble Corporation	908

50	Oceaneering International Inc., (2)	2,260

60	Oil States International Inc., (2)	1,453

30	PHI Inc Non-Voting, (2)	514

50	Pride International Inc., (2)	1,253

220	Schlumberger Limited	11,904

30	SeaCor Smit Inc., (2)	2,257

80	Smith International, Inc.	2,060

30	Superior Energy Services, Inc., (2)	518

70	Superior Well Services, Inc., (2)	417

40	Tidewater Inc.	1,715

10	Transocean Inc., (2)	743

40	Weatherford International Ltd, (2)	782

10	Willbros Group Inc., (2)	125
	Total Energy Equipment & Services	54,924
	Food & Staples Retailing – 2.1%

30	Andersons, Inc.	898

10	Arden Group, Inc.	1,251

160	Costco Wholesale Corporation	7,312

610	CVS Caremark Corporation	19,441

20	Great Atlantic & Pacific Tea Company Inc., (2)	85

520	Kroger Co.	11,466

50	PriceSmart, Inc.	838

210	Safeway Inc.	4,278

170	Sysco Corporation	3,822

50	United Natural Foods Inc., (2)	1,313

10	Village Super Market, Inc.	298

270	Walgreen Co.	7,938

780	Wal-Mart Stores, Inc.	37,783

60	Weis Markets Inc.	2,011
	Total Food & Staples Retailing	98,734
	Food Products – 2.0%

20	Alico Inc.	600

240	Archer-Daniels-Midland Company	6,425

40	Bunge Limited	2,410

20	Calavo Growers, Inc.	397

150	Campbell Soup Company	4,413

Nuveen Investments	23

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Food Products (continued)

490	ConAgra Foods, Inc.	$9,339

70	Darling International Inc., (2)	462

20	Del Monte Foods Company	188

20	Diamond Foods Inc.	558

30	Farmer Brothers Company	686

100	Flowers Foods Inc.	2,184

80	Fresh Del Monte Produce Inc., (2)	1,301

220	General Mills, Inc.	12,324

220	H.J. Heinz Company	7,854

10	Hain Celestial Group Inc., (2)	156

70	Hershey Foods Corporation	2,520

30	J&K Snack Foods Corporation	1,077

50	JM Smucker Company	2,433

90	Kellogg Company	4,191

630	Kraft Foods Inc.	15,964

30	Lancaster Colony Corporation	1,322

60	Lance, Inc.	1,388

60	Ralcorp Holdings Inc., (2)	3,655

30	Sanderson Farms Inc.	1,350

690	Sara Lee Corporation	6,734

60	Smithfield Foods, Inc., (2)	838

30	Tootsie Roll Industries Inc.	681

170	Zhongpin Inc., (2)	1,761
	Total Food Products	93,211
	Gas Utilities – 0.4%

30	Atmos Energy Corporation	751

20	Energen Corporation	798

10	EQT Corporation	349

50	New Jersey Resources Corporation	1,852

70	Nicor Inc.	2,423

60	ONEOK, Inc.	1,769

100	Piedmont Natural Gas Company	2,411

60	Questar Corporation	1,864

90	South Jersey Industries Inc.	3,140

70	WGL Holdings Inc.	2,241
	Total Gas Utilities	17,598
	Health Care Equipment & Supplies – 2.3%

10	Abaxis, Inc., (2)	205

120	Abiomed, Inc., (2)	1,058

150	Accuray, Inc., (2)	1,001

110	Align Technology, Inc., (2)	1,166

80	American Medical Systems Holdings, Inc., (2)	1,264

10	AngioDynamics, Inc., (2)	133

210	Baxter International, Inc.	11,122

10	Beckman Coulter, Inc.	571

24	Nuveen Investments

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

80	Becton, Dickinson and Company	$5,705

480	Boston Scientific Corporation, (2)	4,867

20	C. R. Bard, Inc.	1,489

40	Conceptus Inc., (2)	676

170	Covidien PLC	6,365

30	CryoLife Inc., (2)	166

40	Cyberonics, (2)	665

30	Cynosure, Inc., (2)	230

50	DENTSPLY International Inc.	1,526

240	DexCom, Inc., (2)	1,486

40	Edwards Lifesciences Corporation, (2)	2,721

70	ev3, Inc., (2)	750

40	Exactech, Inc., (2)	580

30	Gen-Probe, Inc., (2)	1,289

130	Greatbatch, Inc., (2)	2,939

30	Haemonetics Corporation, (2)	1,710

70	Hologic Inc., (2)	996

140	Hospira Inc., (2)	5,393

10	ICU Medical, Inc., (2)	412

30	Idexx Labs Inc., (2)	1,386

90	Immucor, Inc., (2)	1,238

60	Insulet Corporation, (2)	462

20	Integra Lifesciences Holdings Corporation, (2)	530

110	Invacare Corporation	1,942

20	Inverness Medical Innovation, (2)	712

10	IRIS International, Inc., (2)	118

30	Kinetic Concepts Inc., (2)	818

80	Masimo Corporation, (2)	1,929

60	Medical Action Industries, Inc., (2)	687

260	Medtronic, Inc.	9,071

40	Meridian Bioscience, Inc.	903

50	Merit Medical Systems, Inc., (2)	815

70	Micrus Endovascular Corporation, (2)	633

90	Neogen Corporation, (2)	2,608

50	NuVasive, Inc., (2)	2,230

100	OraSure Technologies, Inc., (2)	247

30	Quidel Corporation, (2)	437

10	ResMed Inc., (2)	407

60	Saint Jude Medical Inc., (2)	2,466

30	Somanetics Corporation, (2)	495

80	SonoSite, Inc., (2)	1,605

130	Steris Corporation	3,390

120	Stryker Corporation	4,769

20	Surmodics Inc., (2)	453

10	Synovis Life Technologies, Inc., (2)	208

Nuveen Investments	25

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Health Care Equipment & Supplies (continued)

10	Teleflex Inc.	$448

120	Thoratec Corporation, (2)	3,214

30	Varian Medical Systems, Inc., (2)	1,054

180	Volcano Corporation, (2)	2,516

10	West Pharmaceutical Services Inc.	349

30	Wright Medical Group, Inc., (2)	488

120	Zimmer Holdings, Inc., (2)	5,112

20	Zoll Medical Corporation, (2)	387
	Total Health Care Equipment & Supplies	110,612
	Health Care Providers & Services – 2.3%

100	Aetna Inc.	2,505

10	Air Methods Corporation, (2)	274

30	Almost Family, Inc., (2)	783

40	Amedisys, Inc., (2)	1,321

90	AmericGroup Corporation, (2)	2,417

80	AmerisourceBergen Corporation	1,419

40	AmSurg Corporation, (2)	858

10	Assisted Living Concepts Inc., (2)	146

30	Bio-Reference Laboratories, Inc., (2)	948

70	Brookdale Senior Living Inc.	682

90	Cardinal Health, Inc.	2,750

20	CardioNet Inc., (2)	326

70	Catalyst Health Soltuions Inc., (2)	1,746

60	Centene Corporation, (2)	1,199

30	Chemed Corporation	1,184

60	CIGNA Corporation	1,445

30	Community Health Systems Inc., (2)	758

20	Corvel Corporation, (2)	455

50	Coventry Health Care, Inc., (2)	936

20	Cross Country Healthcare, Inc., (2)	137

20	Emergency Medical Services Corporation, (2)	736

60	Emeritus Corporation, (2)	793

50	Express Scripts, Inc., (2)	3,438

50	Gentiva Health Services, Inc., (2)	823

120	Hanger Orthopedic Group Inc., (2)	1,631

520	Health Management Associates Inc., (2)	2,569

90	Health Net Inc., (2)	1,400

80	HealthSouth Corporation, (2)	1,155

120	HealthSpring, Inc., (2)	1,303

20	Healthways Inc., (2)	269

20	Henry Schein Inc., (2)	959

40	HMS Holdings Corporation, (2)	1,629

10	Humana Inc., (2)	323

20	Inventiv Health, Inc., (2)	271

10	IPC The Hospitalist Company, Inc., (2)	267

26	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

50	Laboratory Corporation of America Holdings, (2)	$3,390

40	Landauer Inc.	2,454

70	LHC Group, Inc., (2)	1,555

40	Magellan Health Services, Inc., (2)	1,313

80	McKesson HBOC Inc.	3,520

20	Medax Inc., (2)	843

40	MedCath Corporation, (2)	470

130	Medco Health Solutions, Inc., (2)	5,929

30	Molina Healthcare Inc., (2)	718

80	MWI Veterinary Supply, Inc., (2)	2,789

100	Omnicare, Inc.	2,576

70	Owens and Minor Inc.	3,067

100	Patterson Companies, Inc., (2)	2,170

30	Pharmerica Corporation, (2)	589

90	PSS World Medical Inc., (2)	1,666

200	Psychiatric Solutions, Inc., (2)	4,548

60	Quest Diagnostics Incorporated	3,386

220	Sun Healthcare Group, Inc., (2)	1,857

150	Sunrise Assisted Living Inc., (2)	248

330	UnitedHealth Group Incorporated	8,243

10	Universal Health Services, Inc., Class B	489

40	US Physical Therapy, Inc., (2)	590

310	Wellpoint Inc., (2)	15,776
	Total Health Care Providers & Services	108,041
	Health Care Technology – 0.4%

350	Allscripts Healthcare Solutions Inc., (2)	5,551

50	AthenaHealth Inc., (2)	1,851

50	Cerner Corporation, (2)	3,115

10	Computer Programs and Systems, Inc.	383

80	Eclipsys Corporation, (2)	1,422

80	IMS Health Incorporated	1,016

120	MedAssets Inc., (2)	2,334

150	Omnicell, Inc., (2)	1,613

60	Phase Forward, Inc., (2)	907

30	Quality Systems Inc.	1,709
	Total Health Care Technology	19,901
	Hotels, Restaurants & Leisure – 1.8%

90	Ameristar Casinos, Inc.	1,713

80	Bally Technologies, Inc., (2)	2,394

140	BJ’s Restaurants, Inc., (2)	2,362

30	Boyd Gaming Corporation, (2)	255

240	Brinker International Inc.	4,087

30	Buffalo Wild Wings, Inc., (2)	976

120	California Pizza Kitchen, Inc., (2)	1,595

280	Carnival Corporation	7,216

Nuveen Investments	27

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Hotels, Restaurants & Leisure (continued)

90	CBRL Group Inc.	$2,511

100	Cheesecake Factory Inc., (2)	1,730

30	Chipotle Mexican Grill, (2)	2,400

90	Choice Hotels International, Inc.	2,395

180	CKE Restaurants	1,526

170	Darden Restaurants, Inc.	5,607

20	Dominos Pizza Inc., (2)	150

10	Einstein Noah Restaurant Group, (2)	87

30	International Game Technology	477

490	Krispy Kreme Doughnuts Inc., (2)	1,470

10	Life Time Fitness Inc., (2)	200

130	Marcus Corporation	1,368

120	Marriott International, Inc., Class A	2,658

320	McDonald’s Corporation	18,397

10	MGM Mirage Inc., (2)	64

100	Monarch Casino & Resort, Inc., (2)	730

30	P.F. Changs China Bistro, Inc., (2)	962

30	Papa John’s International, Inc., (2)	744

10	Peets Coffee and Tea Inc., (2)	252

90	Penn National Gaming, Inc., (2)	2,620

40	Pinnacle Entertainment Inc., (2)	372

10	Red Robin Gourmet Burgers, Inc., (2)	188

350	Royal Caribbean Cruises Limited	4,739

360	Ruby Tuesday, Inc., (2)	2,398

30	Scientific Games Corporation, (2)	473

10	Speedway Motorsports Inc.	138

190	Starbucks Corporation, (2)	2,639

10	Starwood Hotels & Resorts Worldwide, Inc.	222

110	Tim Hortons Inc.	2,699

50	WMS Industries Inc., (2)	1,576

120	YUM! Brands, Inc.	4,001
	Total Hotels, Restaurants & Leisure	86,391
	Household Durables – 0.6%

20	Beazer Homes USA, Inc., (2)	37

30	Cavco Industries, Inc., (2)	760

30	Centex Corporation	254

20	CSS Industries Inc.	408

170	D.R. Horton, Inc.	1,591

100	Fortune Brands Inc.	3,474

170	Hovnanian Enterprises Inc., (2)	401

40	KB Home	547

200	Leggett and Platt Inc.	3,046

200	Lennar Corporation, Class A	1,938

50	M/I Homes, Inc.	490

10	MDC Holdings Inc.	301

28	Nuveen Investments

Shares	Description (1)	Value

	Household Durables (continued)

100	Meritage Corporation, (2)	$1,886

20	National Presto Industries Inc.	1,522

70	Newell Rubbermaid Inc.	729

10	Ryland Group Inc.	168

10	Skyline Corporation	218

430	Tempur Pedic International Inc.	5,620

120	Toll Brothers Inc., (2)	2,036

150	Tupperware Corporation	3,903
	Total Household Durables	29,329
	Household Products – 1.7%

10	Church & Dwight Company Inc.	543

100	Clorox Company	5,583

120	Colgate-Palmolive Company	8,489

10	Energizer Holdings Inc., (2)	522

280	Kimberly-Clark Corporation	14,680

1,000	Procter & Gamble Company	51,100
	Total Household Products	80,917
	Independent Power Producers & Energy Traders – 0.2%

90	AES Corporation, (2)	1,045

10	Calpine Corporation, (2)	112

100	Constellation Energy Group	2,658

350	Mirant Corporation, (2)	5,509

30	NRG Energy Inc., (2)	779
	Total Independent Power Producers & Energy Traders	10,103
	Industrial Conglomerates – 2.1%

210	3M Co.	12,621

6,960	General Electric Company	81,571

70	Otter Tail Power Corporation	1,529

50	Standex International Corporation	580

50	Tyco International Ltd.	1,299
	Total Industrial Conglomerates	97,600
	Insurance – 2.9%

10	Ace Limited	442

130	AFLAC Incorporated	4,042

10	Alleghany Corporation, Term Loan, (2)	2,710

190	Allstate Corporation	4,636

250	American Equity Investment Life Holding Company	1,395

70	American Safety Insurance Holdings, (2)	953

10	Amerisafe, Inc., (2)	156

20	Amtrust Financial Services, Inc.	228

160	Aon Corporation	6,059

20	Arch Capital Group Limited, (2)	1,172

40	Argo Group International Holdings Inc., (2)	1,129

70	Arthur J. Gallagher & Co.	1,494

100	Aspen Insurance Holdings Limited	2,234

Nuveen Investments	29

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Insurance (continued)

40	Assurant Inc.	$964

70	Axis Capital Holdings Limited	1,833

50	Baldwin & Lyons, Class B	985

20	Brown & Brown Inc.	399

190	Chubb Corporation	7,577

110	Cincinnati Financial Corporation	2,459

20	CNA Financial Corporation	309

40	Delphi Financial Group, Inc.	777

70	eHealth, Inc., (2)	1,236

10	EMC Insurance Group Inc.	208

60	Endurance Specialty Holdings, Limited	1,758

20	Enstar Group, Limited, (2)	1,177

50	Erie Indemnity Company	1,788

30	Everest Reinsurance Group Ltd	2,147

160	Fidelity National Title Group Inc., Class A	2,165

50	First American Corporation	1,296

120	First Mercury Financial Corporation	1,652

30	Hartford Financial Services Group, Inc.	356

60	HCC Insurance Holdings Inc.	1,441

40	Hilltop Holdings Inc., (2)	475

10	Horace Mann Educators Corporation	100

60	IPC Holdings Limited	1,640

10	Kansas City Life Insurance Company	269

60	Lincoln National Corporation	1,033

110	Loews Corporation	3,014

10	Markel Corporation, (2)	2,817

280	Marsh & McLennan Companies, Inc.	5,636

50	Max Capital Group Limited	923

170	Meadowbrook Insurance Group, Inc.	1,110

190	MetLife, Inc.	5,702

70	Montpelier Re Holdings Limited	930

10	Navigators Group, Inc., (2)	444

410	Old Republic International Corporation	4,039

40	PartnerRe Limited	2,598

60	Platinum Underwriters Holdings Limited	1,715

140	PMA Capital Corporation, Class A, (2)	637

60	Principal Financial Group, Inc.	1,130

40	ProAssurance Corporation, (2)	1,848

320	Progressive Corporation, (2)	4,835

10	Protective Life Corporation	114

60	Prudential Financial, Inc.	2,233

40	RenaisasnceRE Holdings, Limited	1,862

70	RLI Corporation	3,136

90	Selective Insurance Group Inc.	1,149

10	Stewart Information Services Corporation	143

30	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

10	Torchmark Corporation	$370

60	Tower Group Inc.	1,487

360	Travelers Companies, Inc.	14,774

50	Unitrin, Inc.	601

410	Unum Group	6,503

70	Valdius Holdings Limited	1,539

70	WR Berkley Corporation	1,503

300	XL Capital Ltd, Class A	3,438

60	Zenith National Insurance Corp.	1,304
	Total Insurance	138,228
	Internet & Catalog Retail – 0.4%

70	1-800-Flowers, (2)	134

150	Amazon.com, Inc., (2)	12,549

30	Blue Nile Inc., (2)	1,290

30	Expedia, Inc., (2)	453

60	Liberty Media Holding Corporation Interactive, Class A, (2)	301

60	NetFlix.com Inc., (2)	2,480

50	Nutri System Inc.	725

120	Overstock.com, Inc., (2)	1,435
	Total Internet & Catalog Retail	19,367
	Internet Software & Services – 1.2%

20	Akamai Technologies, Inc., (2)	384

10	Bankrate Inc., (2)	252

40	ComScore Inc., (2)	533

40	DealerTrack Holdings, Inc., (2)	680

60	Digital River, Inc., (2)	2,179

170	Earthlink, Inc., (2)	1,260

310	eBay Inc., (2)	5,310

40	Google Inc., Class A, (2)	16,864

260	Internap Network Services Corporation, (2)	907

30	Internet Brands, Inc., (2)	210

90	j2 Global Communications, Inc., (2)	2,030

160	Mercadolibre, Inc., (2)	4,301

60	ModusLink Global Solutions Inc., (2)	412

280	NIC, Incorporated, (2)	1,896

100	Omniture, Inc., (2)	1,256

290	Perficient, Inc., (2)	2,027

240	Savvis Inc., (2)	2,750

80	Sohu.com Inc., (2)	5,026

80	The Knot, Inc., (2)	630

80	ValueClick, Inc., (2)	842

10	VeriSign, Inc., (2)	185

110	VistaPrint, Limited, (2)	4,692

240	Yahoo! Inc., (2)	3,758
	Total Internet Software & Services	58,384

Nuveen Investments	31

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	IT Services – 1.5%

140	Accenture Limited	$4,684

120	Acxiom Corporation	1,060

50	Affiliated Computer Services, Inc., (2)	2,221

10	Alliance Data Systems Corporation, (2)	412

170	Automatic Data Processing, Inc.	6,025

10	Broadridge Financial Solutions, Inc.	166

50	CACI International Inc., (2)	2,136

240	Ciber, Inc., (2)	744

60	Cognizant Technology Solutions Corporation, Class A, (2)	1,602

80	Computer Sciences Corporation, (2)	3,544

20	Convergys Corporation, (2)	186

60	CSG Systems International Inc., (2)	794

30	Cybersource Corporation, (2)	459

10	DST Systems Inc., (2)	370

70	Fidelity National Information Services	1,397

90	Fiserv, Inc., (2)	4,113

50	Forrester Research, Inc., (2)	1,228

240	Gartner Inc., (2)	3,662

50	Heartland Payment Systems Inc.	479

10	Lender Processing Services Inc.	278

30	ManTech International Corporation, Class A, (2)	1,291

20	MasterCard, Inc.	3,346

50	Maximus Inc.	2,063

30	Online Resources Corporation, (2)	187

90	Paychex, Inc.	2,268

240	Perot Systems Corporation, (2)	3,439

90	SAIC, Inc., (2)	1,670

290	Sapient Corporation, (2)	1,824

120	SRA International, Inc., (2)	2,107

10	Syntel Inc.	314

120	TeleTech Holdings, Inc., (2)	1,818

50	TNS Inc., (2)	938

50	VeriFone Holdings Inc., (2)	376

120	Visa Inc.	7,471

360	Western Union Company	5,904
	Total IT Services	70,576
	Leisure Equipment & Products – 0.2%

270	Brunswick Corporation	1,166

1,370	Eastman Kodak Company	4,055

40	Hasbro, Inc.	970

30	JAKKS Pacific Inc., (2)	385

150	Mattel, Inc.	2,408

40	RC2 Corporation, (2)	529
	Total Leisure Equipment & Products	9,513

32	Nuveen Investments

Shares	Description (1)	Value

	Life Sciences Tools & Services – 0.6%

20	AMAG Pharmaceuticals Inc., (2)	$1,093

30	Bio-Rad Laboratories Inc., (2)	2,264

30	Cambrex Corporation, (2)	124

30	Clinical Data, Inc., (2)	331

30	Dionex Corporation, (2)	1,831

20	Enzo Biochem Inc., (2)	89

130	Exelixis, Inc., (2)	633

100	Illumina Inc., (2)	3,894

60	Life Technologies Corporation, (2)	2,503

80	Luminex Corporation, (2)	1,483

20	Millipore Corporation, (2)	1,404

250	Thermo Fisher Scientific, Inc., (2)	10,193

50	Varian Inc., (2)	1,972

10	Waters Corporation, (2)	515
	Total Life Sciences Tools & Services	28,329
	Machinery – 1.7%

110	American Railcar Industries	909

50	Astecx Industries Inc., (2)	1,485

30	Badger Meter Inc.	1,230

60	Barnes Group Inc.	713

30	Blount International Inc., (2)	258

10	Bucyrus International, Inc.	286

220	Caterpillar Inc.	7,269

150	China Fire & Security Group Inc., (2)	1,826

50	CLARCOR, Inc.	1,460

20	Columbus McKinnon Corporation NY, (2)	253

40	Crane Company	892

80	Cummins Inc.	2,817

60	Danaher Corporation	3,704

110	Deere & Company	4,395

10	Donaldson Company, Inc.	346

10	Dover Corporation	331

50	Dynamic Material Corporation	964

70	Eaton Corporation	3,123

50	EnPro Industries Inc., (2)	901

60	ESCO Technologies Inc., (2)	2,688

40	Federal Signal Corporation	306

50	Gorman-Rupp Company	1,009

40	Graham Corporation	532

90	Harsco Corporation	2,547

180	Illinois Tool Works, Inc.	6,721

90	Ingersoll Rand Company Limited, Class A	1,881

10	Joy Global Inc.	357

180	Kennametal Inc.	3,452

10	Key Technology, Inc., (2)	99

Nuveen Investments	33

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Machinery (continued)

60	LB Foster Company, (2)	$1,804

30	Lincoln Electric Holdings Inc.	1,081

110	Met-Pro Corp.	1,190

60	Mueller Industries Inc.	1,248

130	Nordson Corporation	5,026

130	PACCAR Inc.	4,226

50	Parker Hannifin Corporation	2,148

90	Sun Hydraulics Corporation	1,455

60	Tecumseh Products Company, Class A, (2)	583

70	Tennant Company	1,287

20	Terex Corporation, (2)	241

50	Timken Company	854

200	Trinity Industries Inc.	2,724

60	Wabtec Corporation	1,930

120	Watts Water Technologies, Inc.	2,585
	Total Machinery	81,136
	Marine – 0.0%

10	American Commercial Lines Inc., (2)	155

160	Eagle Bulk Shipping Inc.	750

10	Kirby Corporation, (2)	318

90	TBS International Limited, Class A Shares, (2)	703
	Total Marine	1,926
	Media – 2.7%

60	Arbitron Inc.	953

360	Cablevision Systems Corporation	6,988

1,090	CBS Corporation, Class B	7,543

1,210	Comcast Corporation, Class A	17,533

230	DIRECTV Group, Inc., (2)	5,683

20	Dreamworks Animation SKG Inc., (2)	552

30	Echostar Communications Corporation, Variable Prepaid Forward, (2)	486

50	Gannett Company Inc.	179

10	Lamar Advertising Company, (2)	153

50	Liberty Global Inc, A Shares, (2)	795

210	Liberty Media Corporation, Entertainment Tracking Shares, Class A, (2)	5,618

170	Live Nation Inc., (2)	826

80	Marvel Entertainment Inc., (2)	2,847

110	McGraw-Hill Companies, Inc.	3,312

280	MediaCom Communications Corporation, (2)	1,431

70	National CineMedia, Inc.	963

100	New York Times, Class A	551

810	News Corporation, Class A	7,379

80	Omnicom Group, Inc.	2,526

20	Scripps Networks Interactive, Class A Shares	557

40	Sinclair Broadcast Group, Series A	78

180	Time Warner Cable, Class A, (2)	5,701

34	Nuveen Investments

Shares	Description (1)	Value

	Media (continued)

1,040	Time Warner Inc.	$26,198

230	Viacom Inc., Class B, (2)	5,221

60	Virgin Media, Inc.	561

790	Walt Disney Company	18,431

10	Washington Post Company	3,522

30	World Wrestling Entertainment Inc.	377
	Total Media	126,964
	Metals & Mining – 0.8%

810	Alcoa Inc.	8,367

20	Allegheny Technologies, Inc.	699

20	AMCOL International Corp.	432

60	Brush Engineered Material, (2)	1,005

20	Cliffs Natural Resources Inc.	489

40	Compass Minerals International, Inc.	2,196

170	Freeport-McMoRan Copper & Gold, Inc.	8,519

140	Horsehead Holding Corp., (2)	1,043

160	Newmont Mining Corporation	6,539

160	Nucor Corporation	7,109

10	Reliance Steel & Aluminum Company	384

30	Schnitzer Steel Industries, Inc.	1,586

30	Southern Copper Corporation	613

30	Steel Dynamics Inc.	442
	Total Metals & Mining	39,423
	Multiline Retail – 0.7%

160	99 Cents Only Stores, (2)	2,173

30	Dollar Tree Stores Inc., (2)	1,263

100	Family Dollar Stores, Inc.	2,830

230	Federated Department Stores, Inc.	2,705

170	J.C. Penney Company, Inc.	4,881

130	Kohl’s Corporation, (2)	5,558

50	Nordstrom, Inc.	995

240	Saks Inc., (2)	1,063

20	Sears Holding Corporation, (2)	1,330

230	Target Corporation	9,078
	Total Multiline Retail	31,876
	Multi-Utilities – 1.9%

80	Alliant Energy Corporation	2,090

130	Ameren Corporation	3,236

60	Avista Corporation	1,069

10	Black Hills Corporation	230

210	CenterPoint Energy, Inc.	2,327

200	CMS Energy Corporation	2,416

340	Consolidated Edison, Inc.	12,723

310	Dominion Resources, Inc.	10,360

120	DTE Energy Company	3,840

Nuveen Investments	35

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Multi-Utilities (continued)

180	Integrys Energy Group, Inc.	$5,398

80	MDU Resources Group Inc.	1,518

300	NiSource Inc.	3,498

40	Northwestern Corporation	910

70	NSTAR	2,248

50	OGE Energy Corp.	1,416

220	PG&E Corporation	8,457

120	PNM Resources Inc.	1,285

150	Public Service Enterprise Group Incorporated	4,895

80	Scana Corporation	2,598

140	Sempra Energy	6,948

30	TECO Energy, Inc.	358

150	Vectren Corporation	3,515

60	Wisconsin Energy Corporation	2,443

290	Xcel Energy, Inc.	5,339
	Total Multi-Utilities	89,117
	Office Electronics – 0.2%

990	Xerox Corporation	6,415

110	Zebra Technologies Corporation, Class A, (2)	2,603
	Total Office Electronics	9,018
	Oil, Gas & Consumable Fuels – 10.0%

130	Alpha Natural Resources Inc., (2)	3,415

230	Anadarko Petroleum Corporation	10,440

120	Apache Corporation	8,658

60	Arena Resources Inc., (2)	1,911

30	ATP Oil & Gas Corporation, (2)	209

30	Berry Petroleum Company	558

30	Bill Barrett Corporation, (2)	824

10	BPZ Resources, Inc., (2)	49

30	Cabot Oil & Gas Corporation	919

10	Carrizo Oil & Gas, Inc., (2)	172

120	Cheniere Energy Inc., (2)	353

260	Chesapeake Energy Corporation	5,156

1,040	Chevron Corporation	68,900

30	Cimarex Energy Company	850

20	Clayton Williams Energy, (2)	377

10	CNX Gas Corporation, (2)	263

60	Comstock Resources Inc., (2)	1,983

80	Concho Resources Inc., (2)	2,295

730	ConocoPhillips	30,704

10	Contango Oil & Gas Company, (2)	425

30	Continental Resources Inc., (2)	833

10	Denbury Resources Inc., (2)	147

200	Devon Energy Corporation	10,900

60	DHT Maritime Inc.	313

36	Nuveen Investments

Shares	Description (1)	Value

	Oil, Gas & Consumable Fuels (continued)

140	El Paso Corporation	$1,292

70	EOG Resources, Inc.	4,754

100	Exco Resources Inc., (2)	1,292

3,490	Exxon Mobil Corporation	243,986

20	Forest Oil Corporation, (2)	298

10	Foundation Coal Holding Corporation	281

10	Frontline Limited	244

10	Goodrich Petroleum Corporation, (2)	246

70	Hess Corporation	3,763

100	Knightsbridge Tankers Limited	1,364

400	Marathon Oil Corporation	12,052

50	Murphy Oil Corporation	2,716

40	Newfield Exploration Company, (2)	1,307

70	Noble Energy, Inc.	4,128

10	Nordic American Tanker Shipping Ltd	318

220	Occidental Petroleum Corporation	14,478

10	Panhandle Oil and Gas Inc.	196

150	Patriot Coal Corporation, (2)	957

60	Peabody Energy Corporation	1,810

10	Penn Virginia Corporation	164

80	Petrohawk Energy Corporation, (2)	1,784

20	Petroquest Energy Inc., (2)	74

10	Range Resources Corporation	414

10	Southern Union Company	184

60	Southwestern Energy Company, (2)	2,331

340	Spectra Energy Corporation	5,753

230	Valero Energy Corporation	3,885

60	Venoco Inc., (2)	460

20	Whiting Petroleum Corporation, (2)	703

230	Williams Companies, Inc.	3,590

10	World Fuel Services Corporation	412

180	XTO Energy, Inc.	6,865
	Total Oil, Gas & Consumable Fuels	472,755
	Paper & Forest Products – 0.3%

20	Buckeye Technologies Inc., (2)	90

10	Deltic Timber Corporation	355

260	International Paper Company	3,934

350	Louisiana-Pacific Corporation, (2)	1,197

60	MeadWestvaco Corporation	985

30	Neenah Paper, Inc.	264

60	Schweitzer-Mauduit International Inc.	1,633

170	Wausau Paper Corp.	1,142

110	Weyerhaeuser Company	3,347
	Total Paper & Forest Products	12,947

Nuveen Investments	37

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Personal Products – 0.2%

280	Avon Products, Inc.	$7,218

20	China Sky One Medical Inc., (2)	270

20	Estee Lauder Companies Inc., Class A	653
	Total Personal Products	8,141
	Pharmaceuticals – 5.8%

410	Abbott Laboratories	19,286

50	Allergan, Inc.	2,379

30	Auxilium Pharmaceuticals, Inc., (2)	941

740	Bristol-Myers Squibb Company	15,029

400	Eli Lilly and Company	13,856

310	Forest Laboratories, Inc., (2)	7,784

250	Inspire Pharmaceuticals, Inc., (2)	1,390

1,060	Johnson & Johnson	60,208

160	KV Pharmaceutical Company., Class A, (2)	514

40	Medicines Company, (2)	336

1,030	Merck & Co. Inc.	28,799

610	Mylan Laboratories Inc., (2)	7,961

110	Par Pharmaceuticals Inc., (2)	1,667

130	Perrigo Company	3,611

4,920	Pfizer Inc.	73,800

120	Pozen Inc., (2)	922

20	Salix Pharmaceuticals Limited, (2)	197

400	Schering-Plough Corporation	10,048

10	Valeant Pharmaceuticals International, (2)	257

40	ViroPharma, Inc., (2)	237

30	Watson Pharmaceuticals Inc., (2)	1,011

580	Wyeth	26,326

30	Xenoport, Inc., (2)	695
	Total Pharmaceuticals	277,254
	Professional Services – 0.5%

40	Administaff, Inc.	931

20	CoStar Group, Inc., (2)	797

30	Dun and Bradstreet Inc.	2,436

50	FTI Consulting Inc., (2)	2,536

110	Hill International, Inc., (2)	473

40	Huron Consulting Group, Inc., (2)	1,849

40	IHS Inc., (2)	1,995

60	Kelly Services, Inc.	657

80	Korn Ferry International, (2)	851

20	Manpower Inc.	847

160	Monster Worldwide Inc., (2)	1,890

230	MPS Group Inc., (2)	1,757

80	Navigant Consulting Inc., (2)	1,034

200	Odyssey Marine Exploration Inc., (2)	320

120	Resources Connection, Inc., (2)	2,060

38	Nuveen Investments

Shares	Description (1)	Value

	Professional Services (continued)

50	Robert Half International Inc.	$1,181

190	Spherion Corporation, (2)	783

80	Watson Wyatt Worldwide, Inc.	3,002
	Total Professional Services	25,399
	Real Estate – 2.5%

50	Acadia Realty Trust	653

30	Agree Realty Corporation	550

70	Alexandria Real Estate Equities Inc.	2,505

40	AMB Property Corp.	752

40	American Campus Communities Inc.	887

590	Annaly Capital Management Inc.	8,933

160	Anworth Mortgage Asset Corporation	1,154

40	AvalonBay Communities, Inc.	2,238

130	BioMed Realty Trust Inc.	1,330

30	Boston Properties, Inc.	1,431

240	Capstead Mortgage Corporation	3,050

90	Corporate Office Properties	2,640

200	DCT Industrial Trust Inc.	816

120	DiamondRock Hospitality Company	751

60	Digital Realty Trust Inc.	2,151

140	Duke Realty Corporation	1,228

60	EastGroup Properties Inc.	1,981

60	Entertainment Properties Trust	1,236

40	Equity Lifestyles Properties Inc.	1,487

130	Equity One Inc.	1,724

130	Equity Residential	2,890

110	Extra Space Storage Inc.	919

20	Federal Realty Investment Trust	1,030

60	Franklin Street Properties Corporation	795

60	Getty Realty Corporation	1,132

110	Hatteras Financial Corp.	3,145

120	Health Care Property Investors Inc.	2,543

40	Health Care REIT, Inc.	1,364

170	Healthcare Realty Trust, Inc.	2,861

150	Highwoods Properties, Inc.	3,356

50	Home Properties New York, Inc.	1,705

570	Host Hotels & Resorts Inc.	4,782

110	Inland Real Estate Corporation	770

50	Investors Real Estate Trust	445

170	Kimco Realty Corporation	1,709

440	Lexington Corporate Properties Trust	1,496

60	Liberty Property Trust	1,382

1	Macerich Company	18

40	Mack-Cali Realty Corporation	912

680	MFA Mortgage Investments, Inc.	4,706

Nuveen Investments	39

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Real Estate (continued)

30	Mid-America Apartment Communities	$1,101

80	Mission West Properties Inc.	546

30	National Health Investors Inc.	801

110	National Retail Properties, Inc.	1,909

50	Nationwide Health Properties, Inc.	1,287

110	Omega Healthcare Investors Inc.	1,707

50	Plum Creek Timber Company	1,489

40	Post Properties, Inc.	538

60	Potlatch Corporation	1,457

260	ProLogis	2,096

30	PS Business Parks Inc.	1,453

50	Public Storage, Inc.	3,274

70	Rayonier Inc.	2,545

130	Realty Income Corporation	2,850

80	Redwood Trust Inc.	1,181

30	Regency Centers Corporation	1,047

160	Senior Housing Properties Trust	2,611

100	Simon Property Group, Inc.	5,143

30	Sovran Self Storage Inc.	738

360	Sunstone Hotel Investors Inc.	1,926

40	Tanger Factory Outlet Centers	1,297

320	UDR Inc.	3,306

60	Vornado Realty Trust	2,702

60	Washington Real Estate Investment Trust	1,342
	Total Real Estate	119,803
	Real Estate Management & Development – 0.1%

210	CB Richard Ellis Group, Inc., Class A, (2)	1,966

10	Forestar Real Estate Group Inc., (2)	119

90	St Joe Company, (2)	2,384
	Total Real Estate Management & Development	4,469
	Road & Rail – 0.7%

40	AMERCO, (2)	1,486

20	Arkansas Best Corporation	527

90	Burlington Northern Santa Fe Corporation	6,619

20	Con-Way, Inc.	706

130	CSX Corporation	4,502

20	Heartland Express, Inc.	294

10	J.B. Hunt Transports Serives Inc.	305

20	Marten Transport, Ltd., (2)	415

170	Norfolk Southern Corporation	6,404

10	Old Dominion Frght Line, (2)	336

150	Union Pacific Corporation	7,809

120	Werner Enterprises, Inc.	2,174

270	YRC Worldwide Inc., (2)	467
	Total Road & Rail	32,044

40	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment – 2.2%

50	Advanced Analogic, (2)	$230

120	Advanced Energy Industriess Inc., (2)	1,079

70	Advanced Micro Devices, Inc., (2)	271

170	Altera Corporation	2,768

160	Anadigics Inc., (2)	670

180	Analog Devices, Inc.	4,460

250	Applied Materials, Inc.	2,743

70	Atheros Communications, Inc., (2)	1,347

450	Atmel Corporation, (2)	1,679

50	ATMI Inc., (2)	777

110	Broadcom Corporation, Class A, (2)	2,727

30	Brooks Automation Inc., (2)	134

30	Cabot Microelectronics Corporation, (2)	849

30	Cavium Networks, Inc., (2)	504

100	Cohu Inc.	898

163	CSR PLC, (2)	942

70	Cymer, Inc., (2)	2,081

60	Diodes Inc., (2)	938

20	DSP Group Inc., (2)	135

200	Fairchild Semiconductor International Inc., Class A, (2)	1,398

20	FEI Company, (2)	458

60	FormFactor Inc., (2)	1,034

30	Hittite Microwave Corporation, (2)	1,043

1,740	Intel Corporation	28,797

40	International Rectifier Corporation, (2)	592

20	Intersil Holding Corporation, Class A	251

10	KLA-Tencor Corporation	253

20	Lam Research Corporation, (2)	520

30	Marvell Technology Group Ltd., (2)	349

130	MEMC Electronic Materials, (2)	2,315

450	Micron Technology, Inc., (2)	2,277

110	Microsemi Corporation, (2)	1,518

340	Microtune, Inc., (2)	796

50	MKS Instruments Inc., (2)	660

20	Monolithic Power Systems, Inc., (2)	448

330	National Semiconductor Corporation	4,142

20	Netlogic Microsystems Inc., (2)	729

10	NVE Corporation, (2)	486

100	NVIDIA Corporation, (2)	1,129

30	Pericom Semiconductor Corporation, (2)	253

390	PMC-Sierra, Inc., (2)	3,104

70	Power Integrations Inc.	1,665

180	RF Micro Devices, Inc., (2)	677

200	Rudolph Technologies, (2)	1,104

80	Semtech Corporation, (2)	1,273

Nuveen Investments	41

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

20	Silicon Laboratories Inc., (2)	$759

270	Skyworks Solutions Inc., (2)	2,641

50	Supertex Inc., (2)	1,256

40	Teradyne Inc., (2)	274

30	Tessera Technologies Inc., (2)	759

560	Texas Instruments Incorporated	11,928

220	Xilinx, Inc.	4,501
	Total Semiconductors & Equipment	104,621
	Software – 3.6%

50	ACI Worldwide, Inc., (2)	698

110	Activision Blizzard Inc., (2)	1,389

310	Adobe Systems Incorporated, (2)	8,773

30	Advent Software Inc., (2)	984

150	American Software, Inc.	864

160	ArcSight Inc., (2)	2,843

150	Ariba Inc., (2)	1,476

80	Asiainfo Holdings, Inc., (2)	1,377

90	Autodesk, Inc., (2)	1,708

50	Blackbaud, Inc.	778

50	Blackboard, Inc., (2)	1,443

50	BMC Software, Inc., (2)	1,690

20	Bottomline Technologies, Inc., (2)	180

140	CA Inc.	2,440

10	Citrix Systems, (2)	319

60	CommVault Systems, Inc., (2)	995

50	Concur Technologies, Inc., (2)	1,554

170	DemandTec Inc., (2)	1,496

80	Double-Take Software, (2)	692

20	Electronic Arts Inc. (EA), (2)	434

240	Epicor Software Corporation, (2)	1,272

50	EPIQ Systems, Inc., (2)	768

90	Fair Isaac Corporation	1,391

170	Henry Jack and Associates Inc.	3,528

310	Informatica Corporation, (2)	5,329

190	Intuit, Inc., (2)	5,350

40	Kenexa Corporation, (2)	463

170	Lawson Software, Inc., (2)	949

140	Macrovision Corporation, (2)	3,053

30	Manhattan Associates Inc., (2)	547

100	Micros Systems, Inc., (2)	2,532

2,030	Microsoft Corporation	48,253

180	Net 1 Ueps Technologies, Inc., (2)	2,446

190	NetScout Systems, Inc., (2)	1,782

130	NetSuite Inc., (2)	1,535

70	Novell Inc., (2)	317

42	Nuveen Investments

Shares	Description (1)	Value

	Software (continued)

10	Nuance Communications, Inc., (2)	$121

970	Oracle Corporation	20,777

270	Parametric Technology Corporation, (2)	3,156

50	Pegasystems, Inc.	1,319

70	Phoenix Technologies Limited, (2)	190

50	Progress Software Corporation, (2)	1,059

50	Quest Software Inc., (2)	697

140	Red Hat, Inc., (2)	2,818

70	Solera Holdings Inc., (2)	1,778

120	Sourcefire Inc., (2)	1,487

20	SPSS Inc., (2)	667

140	Sybase, Inc., (2)	4,388

410	Symantec Corporation, (2)	6,380

150	Synopsys Inc., (2)	2,927

130	Take-Two Interactive Software, Inc., (2)	1,231

50	Taleo Corporation, (2)	914

410	Tibco Software Inc., (2)	2,940

50	TiVo, Inc., (2)	524

120	Tyler Technologies Inc., (2)	1,874

50	Ultimate Software Group, Inc., (2)	1,212

200	Vasco Data Security International, Inc., (2)	1,462

60	Websense Inc., (2)	1,070

80	Wind River Systems Inc., (2)	917
	Total Software	171,556
	Specialty Retail – 2.7%

100	Aaron Rents Inc., (2)	2,982

10	Advance Auto Parts, Inc.	415

130	Aeropostale, Inc., (2)	4,455

30	American Eagle Outfitters, Inc.	425

10	Ann Taylor Stores Corporation, (2)	80

50	Barnes & Noble Inc.	1,032

20	bebe stores, inc.	138

90	Bed Bath and Beyond Inc., (2)	2,768

130	Best Buy Co., Inc.	4,354

60	Big 5 Sporting Goods Corporation	664

260	Borders Group, Inc., (2)	957

120	Brown Shoe Inc.	869

40	Buckle Inc.	1,271

140	Cabela’s Incorporated, (2)	1,722

30	Cato Corporation	523

100	Charming Shoppes Inc., (2)	372

220	Chico’s FAS, Inc., (2)	2,141

20	Childrens Place Retail Stores Inc., (2)	529

80	Colective Brands Inc., (2)	1,166

40	Dick’s Sporting Goods Inc., (2)	688

Nuveen Investments	43

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Specialty Retail (continued)

50	Dress Barn, Inc., (2)	$715

10	DSW Inc., (2)	99

410	Foot Locker, Inc.	4,293

190	GameStop Corporation, (2)	4,182

180	Gap, Inc.	2,952

60	Group 1 Automotive Inc.	1,561

90	Guess Inc.	2,320

20	Gymboree Corporation, (2)	710

120	Haverty Furniture Companies Inc.	1,098

110	Hibbett Sporting Goods, Inc., (2)	1,980

1,060	Home Depot, Inc.	25,048

20	Hot Topic, Inc., (2)	146

30	J. Crew Group Inc., (2)	811

60	Jo Ann Stores, Inc., (2)	1,240

30	Joseph A Bank Clothiers, Inc., (2)	1,034

80	Limited Brands, Inc.	958

880	Lowe’s Companies, Inc.	17,081

200	Mens Wearhouse Inc.	3,836

20	Midas Inc., (2)	210

10	Monro Muffler Brake, Inc.	257

40	Office Depot, Inc., (2)	182

60	O’Reilly Automotive Inc., (2)	2,285

120	Penske Auto Group, Inc.	1,997

10	PetSmart Inc.	215

70	RadioShack Corporation	977

210	Rent-A-Center Inc., (2)	3,744

100	Ross Stores, Inc.	3,860

70	Signet Jewelers Limited	1,457

10	Stage Stores Inc.	111

200	Staples, Inc.	4,034

120	TJX Companies, Inc.	3,774

100	Tractor Supply Company, (2)	4,131

140	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	1,556

10	Urban Outfitters, Inc., (2)	208

20	Zumiez, Inc., (2)	159
	Total Specialty Retail	126,772
	Textiles, Apparel & Luxury Goods – 0.6%

100	Coach, Inc.	2,687

10	FGX International Limited, (2)	113

150	Fossil Inc., (2)	3,611

90	G III Apparel Group, Limited, (2)	1,033

10	Hanesbrands Inc., (2)	149

190	Jones Apparel Group, Inc.	2,038

20	K Swiss, Inc.	169

150	Liz Claiborne, Inc.	431

44	Nuveen Investments

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods (continued)

80	Nike, Inc., Class B	$4,141

20	Oxford Industries Inc.	232

70	Phillips-Van Heusen Corporation	2,007

150	Skechers USA Inc., (2)	1,465

60	Steven Madden Limited, (2)	1,526

120	Under Armour, Inc., (2)	2,685

40	VF Corporation	2,213

110	Volcom, Inc., (2)	1,374

50	Warnaco Group, Inc., (2)	1,619

60	Weyco Group, Inc.	1,384
	Total Textiles, Apparel & Luxury Goods	28,877
	Thrifts & Mortgage Finance – 0.5%

70	Astoria Financial Corporation	600

50	Beneficial Mutual Bancorp Inc., (2)	479

50	Berkshire Hills Bancorp, Inc.	1,038

80	Clifton Savings Bancorp, Inc.	860

10	Dime Community Bancshares, Inc.	90

380	First Niagara Financial Group Inc.	4,339

310	Hudson City Bancorp, Inc.	4,119

10	Kearny Financial Corporation	113

440	New York Community Bancorp, Inc.	4,703

20	NewAlliance BancShares Inv	229

10	Northwest Bancorp, Inc.	188

10	OceanFirst Financial Corporation	119

170	People’s United Financial, Inc.	2,556

50	TFS Financial Corporation	530

180	TrustCo Bank Corporation NY	1,063

60	Viewpoint Financial Group	913

90	Washington Federal Inc.	1,169
	Total Thrifts & Mortgage Finance	23,108
	Tobacco – 1.1%

180	Alliance One International, Inc., (2)	683

900	Altria Group, Inc.	14,750

140	Lorillard Inc.	9,487

550	Philip Morris International	23,990

110	Reynolds American Inc.	4,247
	Total Tobacco	53,157
	Trading Companies & Distributors – 0.3%

300	Aircastle LTD	2,204

20	Beacon Roofing Supply Company, (2)	288

20	DXP Enterprises, Inc., (2)	228

50	Fastenal Company	1,658

20	H&E Equipment Services, Inc., (2)	186

380	RSC Holdings, Inc., (2)	2,553

90	TAL International Group Inc.	980

Nuveen Investments	45

Portfolio of Investments

Nuveen U.S. Equity Completeness Fund (continued)

June 30, 2009

Shares	Description (1)			Value

	Trading Companies & Distributors (continued)

90	Titan Machinery, Inc., (2)			$1,141

40	W.W. Grainger, Inc.			3,274

10	Watsco Inc.			488

130	WESCO International Inc., (2)			3,254
	Total Trading Companies & Distributors			16,254
	Water Utilities – 0.2%

50	American States Water Co			1,731

190	Aqua America Inc.			3,400

70	California Water Service Group			2,578

20	SJW Corporation			453

110	Southwest Water Company			606
	Total Water Utilities			8,768
	Wireless Telecommunication Services – 0.5%

100	American Tower Corporation, (2)			3,152

80	Crown Castle International Corporation, (2)			1,921

60	iPCS Inc., (2)			897

220	Metropcs Communications Inc., (2)			2,927

220	NII Holdings Inc., Class B, (2)			4,194

80	Shenandoah Telecommunications Company			1,622

1,290	Sprint Nextel Corporation, (2)			6,204

220	Syniverse Holdings Inc., (2)			3,526
	Total Wireless Telecommunication Services			24,443
	Total Common Stocks (cost $5,368,522)			4,588,036

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 3.4%

$160	Repurchase Agreement with State Street Bank, dated 6/30/09, repurchase price $160,383, collateralized by $165,000 U.S. Treasury Bills, 0.000%, due 12/24/09, value $164,720	0.000%	7/01/09	$160,383
	Total Short-Term Investments (cost $160,383)			160,383
	Total Investments (cost $5,528,905) – 100.1%			4,748,419
	Other Assets Less Liabilities – (0.1)%			(6,689)
	Net Assets – 100%			$4,741,730

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

46	Nuveen Investments

Statement of Assets and Liabilities

June 30, 2009

Assets
Investments, at value (cost $5,528,905)	$4,748,419
Receivables:
Dividends	7,017
From Adviser	13,799
Investments sold	1,290
Total assets	4,770,525
Liabilities
Accrued other expenses	28,795
Total liabilities	28,795
Net assets	$4,741,730
Shares outstanding	335,274
Net asset value per share	$14.14
Net Assets Consist of:
Capital paid-in	$6,928,508
Undistributed (Over-distribution of) net investment income	60,886
Accumulated net realized gain (loss) from investments	(1,467,178)
Net unrealized appreciation (depreciation) of investments	(780,486)
Net assets	$4,741,730

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Operations

Year Ended June 30, 2009

Investment Income	$121,134
Expenses
Management fees	23,539
Shareholders’ servicing agent fees and expenses	1,645
Custodian’s fees and expenses	68,955
Trustees’ fees and expenses	146
Professional fees	28,628
Shareholders’ reports – printing and mailing expenses	21,847
Federal and state registration fees	430
Other expenses	243
Total expenses before custodian fee credit and expense reimbursement	145,433
Custodian fee credit	(118)
Expense reimbursement	(111,220)
Net expenses	34,095
Net investment income	87,039
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,468,814)
Net unrealized appreciation (depreciation) of investments	(780,486)
Net realized and unrealized gain (loss)	(2,249,300)
Net increase (decrease) in net assets from operations	$(2,162,261)

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Changes in Net Assets

Year Ended June 30, 2009

Operations
Net investment income	$87,039
Net realized gain (loss) from investments	(1,468,814)
Net unrealized appreciation (depreciation) of investments	(780,486)
Net increase (decrease) in net assets from operations	(2,162,261)
Distributions to Shareholders
From net investment income	(24,986)
Decrease in net assets from distributions to shareholders	(24,986)
Fund Share Transactions
Proceeds from sale of shares	7,623,977
Cost of shares redeemed	(695,000)
Net increase (decrease) in net assets from Fund share transactions	6,928,977
Net increase (decrease) in net assets	4,741,730
Net assets at the beginning of year	—
Net assets at the end of year	$4,741,730
Undistributed (Over-distribution of) net investment income at the end of year	$60,886

See accompanying notes to financial statements.

Nuveen Investments	49

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen U.S. Equity Completeness Fund, (“the Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996.

The Fund’s only investors are expected to be the Nuveen Conservative Allocation Fund, Nuveen Moderate Allocation Fund and Nuveen Growth Allocation Fund (collectively, the “Allocation Funds”), which are advised by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and sub-advised by Richards & Tierney, Inc. also a subsidiary of Nuveen.

The Fund ordinarily invests at least 80% of its net assets in U.S. equity securities in an attempt to provide capital appreciation and to enhance the risk/return profile of the U.S. equity portion of the Allocation Funds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Sales Charge Program

The Fund’s shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended June 30, 2009.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

50	Nuveen Investments

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosure about fair value measurements. In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Common stocks	$4,587,094	$942	$—	$4,588,036
Short-Term investments	160,383	—	—	160,383
Total	$4,747,477	$942	$—	$4,748,419

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Fund did not invest in derivative instruments during fiscal year ended June 30, 2009.

4. Fund Shares

Transactions in Fund shares were as follows:

	For the Year ended 6/30/09
	Shares	Amount
Shares sold	384,419	$7,623,977
Shares redeemed	(49,145)	(695,000)
Net increase (decrease)	335,274	$6,928,977

Nuveen Investments	51

Notes to Financial Statements (continued)

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended June 30, 2009, aggregated $9,718,005 and $2,830,109, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At June 30, 2009, the cost of investments was $5,529,473.

Gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 2009, were as follows:

Gross unrealized:
Appreciation	$148,488
Depreciation	(929,542)
Net unrealized appreciation (depreciation) of investments	$(781,054)

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2009, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$61,028
Undistributed net long-term capital gains	244
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax year ended June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income*	$24,986
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Fund elected to defer net realized losses from investments incurred from November 1, 2008 through June 30, 2009, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $1,466,853 are treated as having arisen on the first day of the following fiscal year.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for the Fund, payable monthly, is .35%.

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex-level fee rate was .1970%.

52	Nuveen Investments

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For those purposes, financial leverage includes the funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolio of the Fund. HydePark is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has committed to waive fees and reimburse expenses of the Fund through October 31, 2011, so that total annual Fund operating expenses (excluding interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .80% (1.05% after October 31, 2011) of the average daily net assets of the Fund. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At June 30, 2009, Nuveen owned 1,250 shares of the Fund.

8. Subsequent Events

In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date — that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Fund has performed an evaluation of subsequent events through August 24, 2009, which is the date the financial statements were issued.

Nuveen Investments	53

Financial Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
2009	$20.00	$.28	$(6.07)	$(5.79)	$(.07)	$—	$(.07)	$14.14	(28.96)%

54	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate
$4,742	3.38%	(.57)%	.80%	2.02%	.79%	2.03%	69%

(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total return is not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.

See accompanying notes to financial statements.

Nuveen Investments	55

Annual Investment Management Agreement Approval Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 27-29, 2009 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Nuveen HydePark Group, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2009 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including, fee and expense information for the Fund, certain performance information as described below, the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries other than Winslow Capital Management, Inc. (“Winslow Capital”), which was recently acquired in December 2008), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; and any initiatives Nuveen had taken for the applicable fund product line.

In reviewing the services provided and the initiatives undertaken during the past year, the Independent Board Members recognized the severe market turmoil experienced in the capital markets during recent periods, including sustained periods of high volatility, credit disruption and government intervention. The Independent Board Members considered the Fund Adviser’s efforts, expertise and other actions taken to address matters as they arose that impacted the Fund. The Independent Board Members recognized the role of the Investment Services group which, among other things, monitors the various positions throughout the Nuveen fund complex to identify and address any systematic risks. In addition, the Capital Markets Committee of NAM provides a multi-departmental venue for developing new policies to mitigate any risks. The Independent Board Members further recognized NAM’s continuous review of the Nuveen funds’ investment strategies and mandates in seeking to continue to refine and improve the investment process for the funds, particularly in light of market conditions. In this regard, the Independent Board Members noted the changes recommended by NAM to various investment mandates for the Nuveen funds in seeking to take advantage of market opportunities and to improve the tools available for managing liquidity and market exposure; the establishment of a team responsible for coordinating the handling of large trades in or out of the Nuveen funds; and the ongoing monitoring of investment management processes.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

56	Nuveen Investments

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board considered certain performance information. The Board also recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations and any qualifications in connection therewith.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. Investment Performance

In considering performance, the Board noted that the Fund was recently launched and therefore its performance history was too short to be meaningful. Further, the Board recognized the unique structure of this Fund, the shares of which are intended to be offered only to other Nuveen funds (the “Investing Funds”). In this regard, the Board also reviewed the historic performance of the Investing Funds as well as compared to funds with similar investment objectives (the “Performance Peer Group”). The Independent Board Members reviewed performance information of the Investing Funds including, among other things, total return information compared with the Investing Fund’s Performance Peer Group and recognized and/or customized benchmarks for the quarter-, one-, three- and five-year periods (as applicable) ending December 31, 2008 and for the same periods (as applicable) ending March 31, 2009.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Independent Board Members reviewed the Fund’s gross management fee and net expense ratio (including fee waivers and reimbursements). In this regard, as noted above, the Independent Board Members recognized that the shares of the Fund are only intended to be offered to other Nuveen funds. Given the Fund’s unique structure, the Independent Board Members recognized that a comparable universe of unaffiliated funds (i.e., a “Peer Universe”) or a more focused subset of funds thereof (i.e., a “Peer Group”) was not available. The Independent Board Members further considered that the other Nuveen funds investing in the Fund will also be advised by NAM and sub-advised by an affiliated person of NAM. Accordingly, in evaluating the fees and expenses, the Independent Board Members also took into consideration the advisory fees paid to NAM and the affiliated sub-adviser by the Nuveen funds acquiring the Fund.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees and net total expense ratio were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers other than Winslow Capital) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2008. In addition, the Independent Board Members reviewed information regarding the financial results of Nuveen for 2008 based on its Form 8-K filed on March 31, 2009. The Independent Board Members noted this

Nuveen Investments	57

Annual Investment Management Agreement Approval Process (continued)

information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex, including the Fund, are comprised of a fund-level component and a complex-level component. The Independent Board Members recognized, however, that the Fund does not have fund-level breakpoints given its unique structure.

The Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex generally are reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Generally, the complex-wide pricing reduces Nuveen’s revenue because total complex fund assets have consistently grown in prior years. However, due to, among other things, the recent market downturn, total fund assets declined in 2008 resulting in a smaller downward adjustment of revenues due to complex-wide pricing compared to the prior year.

Based on their review, the Independent Board Members concluded that the complex-wide fee arrangement was acceptable and reflects economies of scale to be shared with shareholders when assets under management increase and that the absence of fund-level breakpoints was acceptable.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

58	Nuveen Investments

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

Nuveen Investments	59

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	199
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	199
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

60	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	199
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Nuveen Investments	61

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	74
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	199
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	199
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	199
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	199
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199

62	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	199
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	199
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	74
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	199

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	63

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

64	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen HydePark Group, LLC

111 West Jackson Blvd.

Suite 1411

Chicago, IL 60604

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information

Nuveen U.S. Equity Completeness Fund hereby designates 100% of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100% qualified dividend income for individuals under Section 1 (h)(11) of the Internal Revenue Code. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	65

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-COMP-0609P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

June 30, 2009

Nuveen Enhanced Core Equity Plus Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government’s actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed-income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund’s long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders’ concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

On behalf of myself and the other members of your Fund’s Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Nuveen Fund Board

August 24, 2009

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Enhanced Core Equity Plus Fund features management by Nuveen HydePark Group, LLC, (HydePark), an affiliate of Nuveen Investments, Inc. The Fund is co-managed by David Tierney, PhD, Senior Managing Director and Chief Investment Officer of HydePark, John Gambla, CFA, and Rob Guttschow, CFA. We recently spoke with David, John and Rob about the general market environment, key investment strategies and performance of the Fund for the period from the Fund’s inception on December 29, 2008, through June 30, 2009.

What were the general economic conditions during the reporting period?

Economic conditions during this initial reporting period were extremely difficult. We entered the period in the midst of a serious economic contraction created in part by the downturn in housing prices across the U.S. The leveraged nature of home purchases combined with the wide dissemination of that mortgage debt across the financial sector resulted in large losses at many financial institutions. During the last six months of 2008, those losses almost brought the entire U.S. financial system to a grinding halt.

As a result, volatility in the equity markets continued throughout most of this reporting period. However, the second quarter of 2009 saw substantial improvements. The U.S. government continued to implement various financial bailout/stimulus plans. The major banks appeared to have raised the necessary capital for them to survive in the current downturn, with several of them even appearing to thrive. Equity markets, as measured by the S&P 500 Index, have rocketed up from the lows experienced in March. Ten-year bond yields have come off their multi-decade lows as well.

How did the Fund perform during the period since inception through June 30, 2009?

The table on page four provides performance information for the Fund (Class A Shares at net asset value) for the period since its inception on December 29, 2008, through June 30, 2009. The table also compares the Fund’s performance to the appropriate benchmark.

The Nuveen Enhanced Core Equity Plus Fund may invest in long positions of equity securities equaling up to 150% of the value of its assets, and may hold short positions in equities representing up to 50% of its assets. The proprietary risk-controlled HydePark wealth creation model was used to manage the Fund since its inception. This model utilizes both fundamental and momentum-related criteria to create a portfolio designed to maximize the reward-to-risk ratio.

Our investment process is a combination of traditional fundamental security valuation and quantitative risk-control techniques. The philosophy that underlies our value-added

2	Nuveen Investments

process is that a stock’s price must follow the wealth creation fundamentals of the company. A stock’s weight in the portfolio is directly related to its wealth creation fundamentals. Our process has five “wealth creation” factors. Four are fundamentally oriented; two are traditional measures of revenues in excess of expenses (specifically, earnings and cash flow), and two are traditional measures of the uses for those excess monies (book value and dividends). The fifth factor is a proprietary measure of stock price momentum. Importantly, the process also considers a stock’s liquidity. Due to the quantitative, model-driven process, top-down macroeconomic “themes” do not influence the model nor how we select stocks for the Fund.

The model evaluates all the securities contained in the benchmark portfolio (S&P 500 Index) for possible inclusion in the portfolio. The process will not consider a stock for possible inclusion if it is not contained in the respective benchmark portfolio.

This process is intended to produce a well-diversified, efficient portfolio that performs within a specific, narrow tracking range (the degree of difference) versus the stated benchmark. The portfolio typically contains a large number of holdings with each relative weighting reflecting the five-dimensional view of that stock’s wealth creation characteristics: earnings, cash flow, book value, dividends and momentum. The portfolio is monitored daily with major rebalances occurring quarterly.

How did this strategy influence performance?

The Fund began investment operations on December 29, 2008. During the period from the Fund’s inception through June 30, 2009, it underperformed the S&P 500 Index.

We believe the quantitative, risk-controlled process described above should, under normal circumstances, cause the Fund to track its benchmark portfolio closely, with value-added potential coming from the relative overweights/underweights of each stock versus the index. We attempt to express an overweight/underweight opinion on every stock in the benchmark based on our analysis of its five wealth creation factors.

The sum of the Fund’s individual security overweights/underweights versus the index is, by definition, equal to zero, however, the HydePark process does not constrain the portfolio to be industry or sector neutral relative to the benchmark. As a result, the Fund will sometimes overweight a sector because, in aggregate, stocks in that sector had what we judged to be attractive wealth creation fundamentals versus the benchmark. Performance for the portfolio can then be viewed in two parts: return attributable to the Fund’s sector weightings and return attributable to the performance of individual stocks within each sector.

Nuveen Investments	3

1	The Lipper Extended U.S. Large-Cap Core Funds Index is a managed index that represents the average annualized returns of all funds in the Lipper Extended U.S. Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. Index performance is for the period 12/31/08-6/30/09 as returns are available only on a calendar month basis. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. Index performance is for the period 12/31/08-6/30/09 as returns are available only on a calendar month basis. You cannot invest directly in an index.

On average, during the reporting period, the Fund was relatively overweighted in energy, consumer staples, telecommunication, and utility stocks, with the largest overweight in energy. The Fund was underweight in materials, industrials, health care, financials, and information technology. Overall, sector weightings had a negative impact on the Fund’s performance versus the index.

Performance attributable to the individual stock holdings within each sector also was a negative for the Fund during the reporting period. The largest negative impacts came from the holdings within the financial, consumer discretionary, and health care sectors.

Class A Shares – Cumulative Total Returns

As of 6/30/09

Since inception (12/29/2008)
Nuveen Enhanced Core Equity Plus Fund
A Shares at NAV	-1.25%
A Shares at Offer	-6.93%
Lipper Extended U.S. Large-Cap Core Funds Index[1]	6.97%
S&P 500 Index[2]	7.20%

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if sales charges were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

4	Nuveen Investments

Nuveen Enhanced Core Equity Plus Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Enhanced Core Equity Plus Fund compared with the corresponding indexes. The Lipper Extended U.S. Large-Cap Core Funds Index is a managed index that represents the average annualized returns of all the funds in the Lipper Extended U.S. Large-Cap Core Funds category. The S&P 500 Index is an unmanaged index generally considered to be representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Enhanced Core Equity Plus Fund returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	5

Fund Spotlight as of 6/30/09 Nuveen Enhanced Core Equity Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$19.75	$19.67	$19.72	$19.77
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 6/30/09

A Shares	NAV	Offer
Since Inception	-1.25%	-6.93%

C Shares	NAV	w/CDSC
Since Inception	-1.65%	-2.63%

R3 Shares	NAV
Since Inception	-1.40%

I Shares	NAV
Since Inception	-1.15%

Top Five Common Stock Holdings[3]
Exxon Mobil Corporation	5.8%
AT&T Inc.	2.9%
Chevron Corporation	2.5%
Johnson & Johnson	2.5%
General Electric Company	2.2%

Fund Allocation 1

Common Stocks	103.0%
Common Stocks Sold Short	(3.6)%
Other[2]	0.6%

Portfolio Statistics
Net Assets ($000)	$3,458
Number of Common Stocks[3]	398

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.72%	1.59%	12/29/08
Class C	2.47%	2.34%	12/29/08
Class R3	1.97%	1.84%	12/29/08
Class I	1.47%	1.34%	12/29/08

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses, and are based on an estimated $50 million average net asset size for the Fund’s first fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less.

These expense ratios may vary from the expense ratios elsewhere in this report.

1	As a percentage of total net assets as of June 30, 2009. Holdings are subject to change.

2	Other assets less liabilities.

3	Excluding common stocks sold short.

6	Nuveen Investments

Fund Spotlight as of 6/30/09 Nuveen Enhanced Core Equity Plus Fund

Industries[1]
Oil, Gas & Consumable Fuels	15.8%
Pharmaceuticals	9.0%
Diversified Telecommunication Services	5.9%
Media	4.3%
Computers & Peripherals	3.9%
Electric Utilities	3.8%
Food & Staples Retailing	3.2%
Industrial Conglomerates	3.1%
Household Products	2.8%
Multi-Utilities	2.8%
Software	2.7%
Diversified Financial Services	2.7%
Tobacco	2.6%
Aerospace & Defense	2.4%
Food Products	2.3%
Insurance	2.0%
Specialty Retail	2.0%
Commercial Banks	2.0%
Hotels, Restaurants & Leisure	1.7%
Chemicals	1.6%
Machinery	1.6%
Semiconductors & Equipment	1.6%
Beverages	1.6%
Other	18.6%
1	As a percentage of total investments (excluding common stocks sold short) as of June 30, 2009. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (1/01/09)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (6/30/09)	$953.60	$949.80	$952.20	$954.60	$1,017.85	$1,014.03	$1,016.51	$1,018.99
Expenses Incurred During Period	$6.88	$10.49	$8.08	$5.67	$7.10	$10.84	$8.35	$5.86

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.42%, 2.17%, 1.67% and 1.17% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	7

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Enhanced Core Equity Plus Fund (a series of the Nuveen Investment Trust, hereafter referred to as the “Fund”) at June 30, 2009, the results of its operations, the changes in its net assets and the financial highlights for the period December 29, 2008 (commencement of operations) through June 30, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

August 31, 2009

8	Nuveen Investments

Portfolio of Investments

Nuveen Enhanced Core Equity Plus Fund

June 30, 2009

Shares	Description (1)	Value

	COMMON STOCKS – 103.0%

	Aerospace & Defense – 2.4%

110	Boeing Company, (3)	$4,675

170	General Dynamics Corporation	9,416

70	Goodrich Corporation, (3)	3,498

260	Honeywell International Inc., (3)	8,164

80	ITT Industries, Inc., (3)	3,560

50	L-3 Communications Holdings, Inc., (3)	3,469

150	Lockheed Martin Corporation, (3)	12,098

150	Northrop Grumman Corporation, (3)	6,852

20	Precision Castparts Corporation, (3)	1,461

170	Raytheon Company, (3)	7,553

60	Rockwell Collins, Inc., (3)	2,504

410	United Technologies Corporation, (3)	21,304
	Total Aerospace & Defense	84,554
	Air Freight & Logistics – 0.2%

30	C.H. Robinson Worldwide, Inc., (3)	1,565

120	FedEx Corporation, (3)	6,674
	Total Air Freight & Logistics	8,239
	Auto Components – 0.1%

210	Goodyear Tire & Rubber Company, (2), (3)	2,365
	Automobiles – 0.6%

2,940	Ford Motor Company, (2), (3)	17,846

160	Harley-Davidson, Inc.	2,594
	Total Automobiles	20,440
	Beverages – 1.6%

40	Brown-Forman Corporation, (3)	1,719

440	Coca-Cola Company, (3)	21,116

260	Coca-Cola Enterprises Inc., (3)	4,329

20	Constellation Brands, Inc., Class A, (2), (3)	254

50	Dr. Pepper Snapple Group, (2)	1,060

70	Molson Coors Brewing Company, Class B, (3)	2,963

80	Pepsi Bottling Group, Inc., (3)	2,707

390	PepsiCo, Inc., (3)	21,434
	Total Beverages	55,582
	Biotechnology – 1.6%

720	Amgen Inc., (2), (3)	38,117

70	Biogen Idec Inc., (2), (3)	3,161

40	Cephalon, Inc., (2), (3)	2,266

20	Genzyme Corporation, (2)	1,113

220	Gilead Sciences, Inc., (2), (3)	10,305
	Total Biotechnology	54,962
	Building Products – 0.0%

20	Masco Corporation, (3)	192
	Capital Markets – 0.7%

80	Ameriprise Financial, Inc., (3)	1,942

150	Bank of New York Company, Inc.	4,397

Nuveen Investments	9

Portfolio of Investments

Nuveen Enhanced Core Equity Plus Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Capital Markets (continued)

120	Charles Schwab Corporation	$2,105

20	Federated Investors Inc., (3)	482

10	Franklin Resources, Inc., (3)	720

100	Invesco LTD, (3)	1,782

10	Janus Capital Group Inc., (3)	114

250	Morgan Stanley, (3)	7,128

110	Northern Trust Corporation	5,905
	Total Capital Markets	24,575
	Chemicals – 1.7%

40	Air Products & Chemicals Inc.	2,584

20	CF Industries Holdings, Inc.	1,483

1,730	Dow Chemical Company, (3)	27,922

430	E.I. Du Pont de Nemours and Company, (3)	11,017

60	Eastman Chemical Company	2,274

20	Ecolab Inc., (3)	780

30	International Flavors & Fragrances Inc., (3)	982

90	PPG Industries, Inc.	3,951

80	Praxair, Inc., (3)	5,686

20	Sigma-Aldrich Corporation, (3)	991
	Total Chemicals	57,670
	Commercial Banks – 2.0%

570	BB&T Corporation, (3)	12,529

70	Comerica Incorporated, (3)	1,481

30	First Horizon National Corporation, (2), (3)	366

80	Huntington BancShares Inc., (3)	334

40	M&T Bank Corporation, (3)	2,037

240	PNC Financial Services Group, Inc., (3)	9,314

120	Regions Financial Corporation, (3)	485

1,020	U.S. Bancorp, (3)	18,278

1,070	Wells Fargo & Company, (3)	25,958
	Total Commercial Banks	70,782
	Commercial Services & Supplies – 0.7%

60	Avery Dennison Corporation, (3)	1,541

70	Cintas Corporation, (3)	1,599

80	Pitney Bowes Inc., (3)	1,754

330	R.R. Donnelley & Sons Company, (3)	3,835

130	Republic Services, Inc., (3)	3,173

10	Stericycle Inc., (2), (3)	515

420	Waste Management, Inc., (3)	11,827
	Total Commercial Services & Supplies	24,244
	Communications Equipment – 0.8%

770	Cisco Systems, Inc., (2)	14,353

90	Harris Corporation	2,552

22	Harris Stratex Networks, Inc., (2)	143

220	QUALCOMM, Inc., (3)	9,944

60	Tellabs Inc., (2)	344
	Total Communications Equipment	27,336

10	Nuveen Investments

Shares	Description (1)	Value

	Computers & Peripherals – 4.0%

120	Apple, Inc., (2)	$17,092

270	Dell Inc., (2)	3,707

450	EMC Corporation, (2), (3)	5,895

850	Hewlett-Packard Company, (3)	32,853

730	International Business Machines Corporation (IBM), (3)	76,227

70	Lexmark International, Inc., Class A, (2), (3)	1,110

30	QLogic Corporation, (2)	380

40	Teradata Corporation, (2), (3)	937
	Total Computers & Peripherals	138,201
	Construction & Engineering – 0.0%

30	Fluor Corporation, (3)	1,539
	Construction Materials – 0.0%

40	Vulcan Materials Company, (3)	1,724
	Consumer Finance – 0.3%

150	Capital One Financial Corporation, (3)	3,282

650	Discover Financial Services, (3)	6,676
	Total Consumer Finance	9,958
	Containers & Packaging – 0.2%

60	Ball Corporation, (3)	2,710

70	Bemis Company, Inc., (3)	1,764

60	Pactiv Corporation, (2), (3)	1,302

60	Sealed Air Corporation, (3)	1,107
	Total Containers & Packaging	6,883
	Distributors – 0.1%

100	Genuine Parts Company, (3)	3,356
	Diversified Consumer Services – 0.1%

30	Apollo Group, Inc., (2), (3)	2,134

150	H & R Block Inc., (3)	2,585
	Total Diversified Consumer Services	4,719
	Diversified Financial Services – 2.8%

2,890	Bank of America Corporation	38,148

1,630	JPMorgan Chase & Co., (3)	55,599

30	Leucadia National Corporation, (2), (3)	633

10	Nasdaq Stock Market, Inc., (2), (3)	213

20	New York Stock Exchange Euronext, (3)	545
	Total Diversified Financial Services	95,138
	Diversified Telecommunication Services – 6.1%

4,110	AT&T Inc.	102,089

160	CenturyTel, Inc., (3)	4,912

200	Embarq Corporation, (3)	8,412

370	Frontier Communications Corporation, (3)	2,642

2,700	Qwest Communications International Inc., (3)	11,205

2,490	Verizon Communications Inc., (3)	76,518

740	Windstream Corporation	6,186
	Total Diversified Telecommunication Services	211,964

Nuveen Investments	11

Portfolio of Investments

Nuveen Enhanced Core Equity Plus Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Electric Utilities – 3.9%

50	Allegheny Energy, Inc., (3)	$1,283

490	American Electric Power Company, Inc., (3)	14,156

1,170	Duke Energy Corporation, (3)	17,070

230	Edison International, (3)	7,236

120	Entergy Corporation	9,302

310	Exelon Corporation, (3)	15,875

250	FirstEnergy Corp.	9,688

270	FPL Group, Inc.	15,352

230	Pepco Holdings, Inc., (3)	3,091

120	Pinnacle West Capital Corporation	3,618

200	PPL Corporation	6,592

290	Progress Energy, Inc., (3)	10,971

640	Southern Company	19,942
	Total Electric Utilities	134,176
	Electrical Equipment – 0.4%

90	Cooper Industries, Ltd., Class A, (3)	2,795

250	Emerson Electric Company, (3)	8,100

60	Rockwell Automation, Inc., (3)	1,927
	Total Electrical Equipment	12,822
	Electronic Equipment & Instruments – 1.1%

30	Agilent Technologies, Inc., (2), (3)	609

30	Amphenol Corporation, Class A, (3)	949

1,500	Corning Incorporated, (3)	24,090

10	Molex Inc., (3)	156

580	Tyco Electronics, Limited, (3)	10,782
	Total Electronic Equipment & Instruments	36,586
	Energy Equipment & Services – 1.0%

130	Baker Hughes Incorporated, (3)	4,737

150	BJ Services Company, (3)	2,045

20	Cooper Cameron Corporation, (2), (3)	566

20	Diamond Offshore Drilling, Inc., (3)	1,661

120	ENSCO International Incorporated	4,184

20	Halliburton Company	414

410	Nabors Industries Inc., (2), (3)	6,388

140	National-Oilwell Varco Inc., (2)	4,572

200	Noble Corporation	6,050

110	Rowan Companies Inc., (3)	2,125

50	Schlumberger Limited, (3)	2,706
	Total Energy Equipment & Services	35,448
	Food & Staples Retailing – 3.3%

80	Costco Wholesale Corporation	3,656

390	CVS Caremark Corporation	12,429

470	Kroger Co.	10,364

290	Safeway Inc., (3)	5,907

300	SUPERVALU INC.	3,885

310	Sysco Corporation, (3)	6,969

12	Nuveen Investments

Shares	Description (1)	Value

	Food & Staples Retailing (continued)

320	Walgreen Co., (3)	$9,408

1,260	Wal-Mart Stores, Inc., (3)	61,034
	Total Food & Staples Retailing	113,652
	Food Products – 2.4%

390	Archer-Daniels-Midland Company	10,440

130	Campbell Soup Company, (3)	3,825

320	ConAgra Foods, Inc., (3)	6,099

100	Dean Foods Company, (2), (3)	1,919

220	General Mills, Inc.	12,324

170	H.J. Heinz Company	6,069

70	Hershey Foods Corporation, (3)	2,520

30	Hormel Foods Corporation	1,036

70	JM Smucker Company, (3)	3,406

110	Kellogg Company, (3)	5,123

960	Kraft Foods Inc.	24,326

70	McCormick & Company, Incorporated	2,277

350	Sara Lee Corporation	3,416

60	Tyson Foods, Inc., Class A, (3)	757
	Total Food Products	83,537
	Gas Utilities – 0.1%

40	Nicor Inc., (3)	1,385

80	Questar Corporation	2,485
	Total Gas Utilities	3,870
	Health Care Equipment & Supplies – 0.8%

220	Baxter International, Inc.	11,651

60	Becton, Dickinson and Company, (3)	4,279

20	C. R. Bard, Inc., (3)	1,489

190	Covidien PLC	7,114

10	DENTSPLY International Inc., (3)	305

10	Hospira Inc., (2)	385

70	Medtronic, Inc.	2,442

20	Saint Jude Medical Inc., (2), (3)	822
	Total Health Care Equipment & Supplies	28,487
	Health Care Providers & Services – 1.5%

120	Aetna Inc., (3)	3,006

80	AmerisourceBergen Corporation, (3)	1,419

110	Cardinal Health, Inc., (3)	3,361

40	CIGNA Corporation	964

60	Coventry Health Care, Inc., (2), (3)	1,123

60	Davita Inc., (2), (3)	2,968

50	Express Scripts, Inc., (2)	3,438

50	Humana Inc., (2), (3)	1,613

30	Laboratory Corporation of America Holdings, (2), (3)	2,034

100	McKesson HBOC Inc.	4,400

160	Medco Health Solutions, Inc., (2), (3)	7,298

70	Quest Diagnostics Incorporated, (3)	3,950

Nuveen Investments	13

Portfolio of Investments

Nuveen Enhanced Core Equity Plus Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Health Care Providers & Services (continued)

160	UnitedHealth Group Incorporated	$3,997

250	Wellpoint Inc., (2)	12,723
	Total Health Care Providers & Services	52,294
	Health Care Technology – 0.0%

30	IMS Health Incorporated	381
	Hotels, Restaurants & Leisure – 1.8%

360	Carnival Corporation	9,277

90	Darden Restaurants, Inc., (3)	2,968

710	McDonald’s Corporation, (3)	40,818

50	Starwood Hotels & Resorts Worldwide, Inc., (3)	1,110

50	Wyndham Worldwide Corporation, (3)	606

180	YUM! Brands, Inc., (3)	6,001
	Total Hotels, Restaurants & Leisure	60,780
	Household Durables – 0.4%

40	Black & Decker Corporation, (3)	1,146

100	Fortune Brands Inc., (3)	3,474

80	Leggett and Platt Inc., (3)	1,218

30	Pulte Corporation, (2), (3)	265

20	Snap-on Incorporated, (3)	575

50	Stanley Works	1,692

100	Whirlpool Corporation, (3)	4,256
	Total Household Durables	12,626
	Household Products – 2.9%

60	Clorox Company, (3)	3,350

140	Colgate-Palmolive Company, (3)	9,904

240	Kimberly-Clark Corporation	12,583

1,470	Procter & Gamble Company, (3)	75,117
	Total Household Products	100,954
	Independent Power Producers & Energy Traders – 0.4%

1,180	AES Corporation, (2), (3)	13,700

40	Constellation Energy Group, (3)	1,063

180	Dynegy Inc., (2), (3)	409
	Total Independent Power Producers & Energy Traders	15,172
	Industrial Conglomerates – 3.2%

260	3M Co.	15,626

6,730	General Electric Company, (3)	78,873

500	Textron Inc., (3)	4,830

380	Tyco International Ltd.	9,872
	Total Industrial Conglomerates	109,201
	Insurance – 2.1%

20	Allstate Corporation, (3)	488

260	Aon Corporation, (3)	9,846

300	Chubb Corporation, (3)	11,964

140	Cincinnati Financial Corporation, (3)	3,129

220	Lincoln National Corporation, (3)	3,786

270	Loews Corporation	7,398

160	Marsh & McLennan Companies, Inc., (3)	3,221

14	Nuveen Investments

Shares	Description (1)	Value

	Insurance (continued)

250	MetLife, Inc.	$7,503

20	Torchmark Corporation, (3)	741

520	Travelers Companies, Inc., (3)	21,341

130	Unum Group	2,062

120	XL Capital Ltd, Class A, (3)	1,375
	Total Insurance	72,854
	Internet & Catalog Retail – 0.1%

50	Amazon.com, Inc., (2), (3)	4,183

10	Expedia, Inc., (2), (3)	151
	Total Internet & Catalog Retail	4,334
	Internet Software & Services – 0.6%

20	eBay Inc., (2), (3)	343

50	Google Inc., Class A, (2)	21,080
	Total Internet Software & Services	21,423
	IT Services – 1.0%

80	Affiliated Computer Services, Inc., (2), (3)	3,554

250	Automatic Data Processing, Inc.	8,860

20	Cognizant Technology Solutions Corporation, Class A, (2)	534

250	Computer Sciences Corporation, (2), (3)	11,075

110	Fidelity National Information Services, (3)	2,196

50	Fiserv, Inc., (2), (3)	2,285

10	MasterCard, Inc., (3)	1,673

100	Paychex, Inc., (3)	2,520

50	Total System Services Inc.	670
	Total IT Services	33,367
	Leisure Equipment & Products – 0.2%

340	Eastman Kodak Company, (3)	1,006

90	Hasbro, Inc., (3)	2,182

240	Mattel, Inc.	3,852
	Total Leisure Equipment & Products	7,040
	Life Sciences Tools & Services – 0.2%

30	Life Technologies Corporation, (2)	1,252

10	Millipore Corporation, (2), (3)	702

20	Perkinelmer Inc., (3)	348

90	Thermo Fisher Scientific, Inc., (2), (3)	3,669

10	Waters Corporation, (2)	515
	Total Life Sciences Tools & Services	6,486
	Machinery – 1.7%

410	Caterpillar Inc., (3)	13,546

110	Cummins Inc.	3,873

50	Danaher Corporation	3,087

70	Deere & Company, (3)	2,797

120	Dover Corporation, (3)	3,971

120	Eaton Corporation, (3)	5,353

10	Flowserve Corporation, (3)	698

170	Illinois Tool Works, Inc., (3)	6,348

Nuveen Investments	15

Portfolio of Investments

Nuveen Enhanced Core Equity Plus Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Machinery (continued)

340	Ingersoll Rand Company Limited, Class A, (3)	$7,106

170	PACCAR Inc., (3)	5,527

30	Pall Corporation	797

100	Parker Hannifin Corporation, (3)	4,296
	Total Machinery	57,399
	Media – 4.4%

1,570	CBS Corporation, Class B, (3)	10,864

1,690	Comcast Corporation, Class A	24,488

240	DIRECTV Group, Inc., (2)	5,930

220	Interpublic Group Companies, Inc., (2), (3)	1,111

110	McGraw-Hill Companies, Inc.	3,312

1,990	News Corporation, Class A	18,129

130	Omnicom Group, Inc., (3)	4,105

1,900	Time Warner Inc., (3)	47,861

820	Viacom Inc., Class B, (2), (3)	18,614

730	Walt Disney Company, (3)	17,031
	Total Media	151,445
	Metals & Mining – 0.7%

310	Alcoa Inc., (3)	3,202

40	Allegheny Technologies, Inc., (3)	1,397

60	Newmont Mining Corporation	2,452

210	Nucor Corporation, (3)	9,330

170	United States Steel Corporation, (3)	6,076
	Total Metals & Mining	22,457
	Multiline Retail – 1.0%

50	Big Lots, Inc., (2), (3)	1,052

60	Family Dollar Stores, Inc.	1,698

660	Federated Department Stores, Inc., (3)	7,762

160	J.C. Penney Company, Inc., (3)	4,594

150	Kohl’s Corporation, (2), (3)	6,413

50	Nordstrom, Inc., (3)	995

10	Sears Holding Corporation, (2)	665

270	Target Corporation	10,657
	Total Multiline Retail	33,836
	Multi-Utilities – 2.9%

270	Ameren Corporation, (3)	6,720

430	CenterPoint Energy, Inc., (3)	4,764

130	CMS Energy Corporation, (3)	1,570

290	Consolidated Edison, Inc., (3)	10,852

480	Dominion Resources, Inc., (3)	16,042

220	DTE Energy Company, (3)	7,040

60	Integrys Energy Group, Inc., (3)	1,799

260	NiSource Inc., (3)	3,032

370	PG&E Corporation, (3)	14,223

200	Public Service Enterprise Group Incorporated, (3)	6,526

110	Scana Corporation, (3)	3,572

16	Nuveen Investments

Shares	Description (1)	Value

	Multi-Utilities (continued)

180	Sempra Energy, (3)	$8,933

190	TECO Energy, Inc., (3)	2,267

90	Wisconsin Energy Corporation, (3)	3,664

450	Xcel Energy, Inc., (3)	8,285
	Total Multi-Utilities	99,289
	Office Electronics – 0.1%

410	Xerox Corporation, (3)	2,657
	Oil, Gas & Consumable Fuels – 16.3%

390	Anadarko Petroleum Corporation, (3)	17,702

310	Apache Corporation	22,367

390	Chesapeake Energy Corporation, (3)	7,734

1,370	Chevron Corporation, (3)	90,760

1,050	ConocoPhillips	44,163

500	Devon Energy Corporation, (3)	27,250

800	El Paso Corporation, (3)	7,384

110	EOG Resources, Inc., (3)	7,471

2,960	Exxon Mobil Corporation	206,929

180	Hess Corporation	9,675

730	Marathon Oil Corporation	21,995

170	Murphy Oil Corporation, (3)	9,234

120	Noble Energy, Inc., (3)	7,076

660	Occidental Petroleum Corporation, (3)	43,435

10	Peabody Energy Corporation, (3)	302

110	Pioneer Natural Resources Company, (3)	2,805

110	Southwestern Energy Company, (2)	4,274

520	Spectra Energy Corporation, (3)	8,798

120	Sunoco, Inc., (3)	2,784

10	Tesoro Corporation, (3)	127

180	Valero Energy Corporation, (3)	3,040

450	Williams Companies, Inc.	7,025

280	XTO Energy, Inc., (3)	10,679
	Total Oil, Gas & Consumable Fuels	563,009
	Paper & Forest Products – 0.3%

540	International Paper Company	8,170

120	MeadWestvaco Corporation	1,969
	Total Paper & Forest Products	10,139
	Personal Products – 0.0%

20	Avon Products, Inc.	516

20	Estee Lauder Companies Inc., Class A, (3)	653
	Total Personal Products	1,169
	Pharmaceuticals – 9.2%

750	Abbott Laboratories	35,280

1,380	Bristol-Myers Squibb Company, (3)	28,028

200	Eli Lilly and Company, (3)	6,928

90	Forest Laboratories, Inc., (2), (3)	2,260

1,570	Johnson & Johnson	89,173

230	King Pharmaceuticals Inc., (2), (3)	2,215

Nuveen Investments	17

Portfolio of Investments

Nuveen Enhanced Core Equity Plus Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Pharmaceuticals (continued)

1,020	Merck & Co. Inc.	$28,519

100	Mylan Laboratories Inc., (2), (3)	1,305

5,220	Pfizer Inc., (3)	78,300

200	Schering-Plough Corporation	5,024

90	Watson Pharmaceuticals Inc., (2), (3)	3,032

860	Wyeth	39,035
	Total Pharmaceuticals	319,099
	Professional Services – 0.1%

20	Dun and Bradstreet Inc.	1,624

40	Equifax Inc.	1,044

50	Robert Half International Inc., (3)	1,181
	Total Professional Services	3,849
	Real Estate – 1.2%

250	Apartment Investment & Management Company, Class A, (3)	2,213

60	AvalonBay Communities, Inc., (3)	3,356

440	Developers Diversified Realty Corporation, (3)	2,147

140	Equity Residential	3,112

190	Health Care Property Investors Inc., (3)	4,026

90	Health Care REIT, Inc., (3)	3,069

880	Host Hotels & Resorts Inc., (3)	7,383

190	Kimco Realty Corporation, (3)	1,910

40	Plum Creek Timber Company	1,191

480	ProLogis, (3)	3,869

50	Public Storage, Inc., (3)	3,274

30	Simon Property Group, Inc., (3)	1,543

50	Ventas Inc.	1,493

70	Vornado Realty Trust	3,152
	Total Real Estate	41,738
	Road & Rail – 1.1%

140	Burlington Northern Santa Fe Corporation, (3)	10,296

200	CSX Corporation	6,926

240	Norfolk Southern Corporation, (3)	9,041

10	Ryder System, Inc.	279

240	Union Pacific Corporation	12,494
	Total Road & Rail	39,036
	Semiconductors & Equipment – 1.6%

100	Altera Corporation, (3)	1,628

170	Analog Devices, Inc.	4,213

40	Broadcom Corporation, Class A, (2)	992

2,170	Intel Corporation, (3)	35,914

90	Linear Technology Corporation, (3)	2,102

50	LSI Logic Corporation, (2), (3)	228

70	Microchip Technology Incorporated, (3)	1,579

100	Micron Technology, Inc., (2), (3)	506

90	National Semiconductor Corporation, (3)	1,130

10	Novellus Systems, Inc., (2)	167

18	Nuveen Investments

Shares	Description (1)	Value

	Semiconductors & Equipment (continued)

270	Texas Instruments Incorporated, (3)	$5,751

110	Xilinx, Inc., (3)	2,251
	Total Semiconductors & Equipment	56,461
	Software – 2.8%

60	BMC Software, Inc., (2)	2,027

140	CA Inc., (3)	2,440

130	Compuware Corporation, (2), (3)	892

100	Intuit, Inc., (2)	2,816

20	McAfee Inc., (2), (3)	844

2,320	Microsoft Corporation	55,146

1,250	Oracle Corporation, (3)	26,775

280	Symantec Corporation, (2)	4,357
	Total Software	95,297
	Specialty Retail – 2.1%

30	Abercrombie & Fitch Co., Class A, (3)	762

10	AutoNation Inc., (2), (3)	174

20	AutoZone, Inc., (2), (3)	3,022

90	Bed Bath and Beyond Inc., (2), (3)	2,768

120	Best Buy Co., Inc., (3)	4,019

30	GameStop Corporation, (2)	660

190	Gap, Inc., (3)	3,116

1,040	Home Depot, Inc., (3)	24,575

270	Limited Brands, Inc., (3)	3,232

720	Lowe’s Companies, Inc.	13,975

50	RadioShack Corporation, (3)	698

60	Sherwin-Williams Company, (3)	3,225

240	Staples, Inc., (3)	4,841

40	Tiffany & Co., (3)	1,014

170	TJX Companies, Inc.	5,348
	Total Specialty Retail	71,429
	Textiles, Apparel & Luxury Goods – 0.3%

60	Coach, Inc., (3)	1,613

120	Nike, Inc., Class B	6,214

20	Polo Ralph Lauren Corporation, (3)	1,071

50	VF Corporation	2,768
	Total Textiles, Apparel & Luxury Goods	11,666
	Thrifts & Mortgage Finance – 0.2%

290	Hudson City Bancorp, Inc.	3,854

230	People’s United Financial, Inc., (3)	3,459
	Total Thrifts & Mortgage Finance	7,313
	Tobacco – 2.7%

2,190	Altria Group, Inc., (3)	35,894

90	Lorillard Inc., (3)	6,099

1,070	Philip Morris International	46,673

140	Reynolds American Inc., (3)	5,407
	Total Tobacco	94,073

Nuveen Investments	19

Portfolio of Investments

Nuveen Enhanced Core Equity Plus Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	Trading Companies & Distributors – 0.1%

20	Fastenal Company, (3)	$663

40	W.W. Grainger, Inc., (3)	3,275
	Total Trading Companies & Distributors	3,938
	Wireless Telecommunication Services – 0.8%

5,670	Sprint Nextel Corporation, (2), (3)	27,270
	Total Common Stocks (cost $3,534,205)	3,562,482

Shares	Description (1)	Value
	Common Stocks Sold Short – (3.6)%

	Air Freight & Logistics – (0.2)%

(10)	Expeditors International of Washington, Inc.	$(333)

(140)	United Parcel Service, Inc., Class B	(6,999)
	Total Air Freight & Logistics	(7,332)
	Airlines – (0.0)%

(40)	Southwest Airlines Co.	(269)
	Auto Components – (0.0)%

(40)	Johnson Controls, Inc.	(869)
	Biotechnology – (0.1)%

(50)	Celgene Corporation, (2)	(2,392)
	Capital Markets – (0.1)%

(190)	E*Trade Group Inc., (2)	(243)

(40)	Legg Mason, Inc.	(975)

(30)	State Street Corporation	(1,416)

(30)	T. Rowe Price Group Inc.	(1,250)
	Total Capital Markets	(3,884)
	Chemicals – (0.0)%

(10)	Monsanto Company	(743)
	Commercial Banks – (0.1)%

(250)	Fifth Third Bancorp.	(1,775)

(170)	KeyCorp.	(891)

(70)	Marshall and Ilsley Corporation	(336)

(70)	Zions Bancorporation	(809)
	Total Commercial Banks	(3,811)
	Commercial Services & Supplies – (0.0)%

(20)	Iron Mountain Inc., (2)	(575)
	Communications Equipment – (0.3)%

(50)	Ciena Corporation, (2)	(518)

(140)	JDS Uniphase Corporation, (2)	(801)

(60)	Juniper Networks Inc., (2)	(1,416)

(800)	Motorola, Inc.	(5,304)
	Total Communications Equipment	(8,039)
	Computers & Peripherals – (0.1)%

(10)	Network Appliance Inc., (2)	(197)

(100)	SanDisk Corporation, (2)	(1,469)

(170)	Sun Microsystems Inc., (2)	(1,567)
	Total Computers & Peripherals	(3,233)

20	Nuveen Investments

Shares	Description (1)	Value

	Construction & Engineering – (0.0)%

(20)	Jacobs Engineering Group, Inc., (2)	$(842)
	Consumer Finance – (0.4)%

(300)	American Express Company	(6,972)

(500)	SLM Corporation, (2)	(5,135)
	Total Consumer Finance	(12,107)
	Containers & Packaging – (0.0)%

(10)	Owens-Illinois, Inc., (2)	(280)
	Diversified Financial Services – (0.2)%

(190)	CIT Group Inc.	(409)

(10)	CME Group, Inc.	(3,111)

(20)	Intercontinental Exchange, Inc., (2)	(2,285)

(10)	Moody’s Corporation	(264)
	Total Diversified Financial Services	(6,069)
	Health Care Equipment & Supplies – (0.2)%

(180)	Boston Scientific Corporation, (2)	(1,825)

(30)	Intuitive Surgical, Inc., (2)	(4,910)

(10)	Stryker Corporation	(397)

(10)	Varian Medical Systems, Inc., (2)	(351)
	Total Health Care Equipment & Supplies	(7,483)
	Health Care Providers & Services – (0.0)%

(300)	Tenet Healthcare Corporation, (2)	(846)
	Hotels, Restaurants & Leisure – (0.1)%

(110)	International Game Technology	(1,749)

(10)	Marriott International, Inc., Class A	(222)

(180)	Starbucks Corporation, (2)	(2,500)
	Total Hotels, Restaurants & Leisure	(4,471)
	Household Durables – (0.1)%

(50)	Centex Corporation	(423)

(30)	D.R. Horton, Inc.	(281)

(20)	Harman International Industries Inc.	(376)

(20)	KB Home	(274)
	Total Household Durables	(1,354)
	Insurance – (0.4)%

(90)	AFLAC Incorporated	(2,798)

(10)	Assurant Inc.	(241)

(200)	Genworth Financial Inc., Class A	(1,398)

(180)	Hartford Financial Services Group, Inc.	(2,137)

(20)	MBIA Inc., (2)	(87)

(180)	Principal Financial Group, Inc.	(3,391)

(50)	Progressive Corporation, (2)	(756)

(20)	Prudential Financial, Inc.	(744)
	Total Insurance	(11,552)
	Internet Software & Services – (0.4)%

(50)	Akamai Technologies, Inc., (2)	(959)

(90)	VeriSign, Inc., (2)	(1,663)

(690)	Yahoo! Inc., (2)	(10,805)
	Total Internet Software & Services	(13,427)

Nuveen Investments	21

Portfolio of Investments

Nuveen Enhanced Core Equity Plus Fund (continued)

June 30, 2009

Shares	Description (1)	Value

	IT Services – (0.0)%

(30)	Convergys Corporation, (2)	$(278)

(10)	Western Union Company	(164)
	Total IT Services	(442)
	Machinery – (0.0)%

(110)	Manitowoc Company Inc.	(579)
	Media – (0.0)%

(140)	Gannett Company Inc.	(500)

(10)	Scripps Networks Interactive, Class A Shares	(278)
	Total Media	(778)
	Metals & Mining – (0.1)%

(70)	AK Steel Holding Corporation	(1,343)

(30)	Freeport-McMoRan Copper & Gold, Inc.	(1,503)
	Total Metals & Mining	(2,846)
	Oil, Gas & Consumable Fuels – (0.1)%

(80)	CONSOL Energy Inc.	(2,717)

(70)	Massey Energy Company	(1,368)

(10)	Range Resources Corporation	(414)
	Total Oil, Gas & Consumable Fuels	(4,499)
	Paper & Forest Products – (0.0)%

(20)	Weyerhaeuser Company	(609)
	Pharmaceuticals – (0.0)%

(10)	Allergan, Inc.	(476)
	Professional Services – (0.0)%

(70)	Monster Worldwide Inc., (2)	(827)
	Real Estate – (0.0)%

(10)	Boston Properties, Inc.	(477)
	Real Estate Management & Development – (0.0)%

(110)	CB Richard Ellis Group, Inc., Class A, (2)	(1,030)
	Semiconductors & Equipment – (0.2)%

(200)	Advanced Micro Devices, Inc., (2)	(774)

(70)	Applied Materials, Inc.	(768)

(40)	KLA-Tencor Corporation	(1,010)

(150)	MEMC Electronic Materials, (2)	(2,672)

(160)	NVIDIA Corporation, (2)	(1,806)

(100)	Teradyne Inc., (2)	(686)
	Total Semiconductors & Equipment	(7,716)
	Software – (0.4)%

(20)	Adobe Systems Incorporated, (2)	(566)

(20)	Autodesk, Inc., (2)	(380)

(10)	Citrix Systems, (2)	(319)

(400)	Electronic Arts Inc. (EA), (2)	(8,688)

(150)	Novell Inc., (2)	(680)

(60)	Salesforce.com, Inc., (2)	(2,290)
	Total Software	(12,923)
	Specialty Retail – (0.0)%

(70)	Office Depot, Inc., (2)	(319)

22	Nuveen Investments

Shares	Description (1)	Value

	Wireless Telecommunication Services – (0.1)%

(50)	American Tower Corporation, (2)	$(1,574)
	Total Common Stocks Sold Short (proceeds $103,204)	(124,673)
	Other Assets Less Liabilities – 0.6%	19,875
	Net Assets – 100%	$3,457,684

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of Assets and Liabilities

June 30, 2009

Assets
Investments, at value (cost $3,534,205)	$3,562,482
Cash (1)	1,293,434
Receivables:
Dividends	6,273
From Adviser	50,358
Total assets	4,912,547
Liabilities
Cash overdraft	14,396
Securities sold short, at value (proceeds $103,204)	124,673
Payable for collateral due to broker	1,293,434
Accrued expenses:
12b-1 distribution and service fees	358
Other	22,002
Total liabilities	1,454,863
Net assets	$3,457,684
Class A Shares
Net assets	$246,822
Shares outstanding	12,500
Net asset value per share	$19.75
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$20.95
Class C Shares
Net assets	$245,891
Shares outstanding	12,500
Net asset value and offering price per share	$19.67
Class R3 Shares
Net assets	$246,510
Shares outstanding	12,500
Net asset value and offering price per share	$19.72
Class I Shares
Net assets	$2,718,461
Shares outstanding	137,500
Net asset value and offering price per share	$19.77
Net Assets Consist of:
Capital paid-in	$3,498,909
Undistributed (Over-distribution of) net investment income	38,483
Accumulated net realized gain (loss) from investments	(86,516)
Net unrealized appreciation (depreciation) of investments and securities sold short	6,808
Net assets	$3,457,684

(1) Represents collateral held for securities lending transactions. See Footnote 1 – Enhanced Custody Program for further information.

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of Operations

For the Period December 29, 2008 (commencement of operations) through June 30, 2009

Dividend and Interest Income	$58,752
Expenses
Management fees	14,007
12b-1 service fees – Class A	294
12b-1 distribution and service fees – Class C	1,175
12b-1 distribution and service fees – Class R3	589
Dividend expense on securities sold short	677
Shareholders’ servicing agent fees and expenses	7,689
Custodian’s fees and expenses	15,070
Enhanced custody expense	476
Trustees’ fees and expenses	46
Professional fees	45,376
Shareholders’ reports – printing and mailing expenses	12,585
Federal and state registration fees	195
Other expenses	300
Total expenses before expense reimbursement	98,479
Expense reimbursement	(77,131)
Net expenses	21,348
Net investment income	37,404
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and securities sold short	(86,528)
Net unrealized appreciation (depreciation) of investments and securities sold short	6,808
Net realized and unrealized gain (loss)	(79,720)
Net increase (decrease) in net assets from operations	$(42,316)

See accompanying notes to financial statements.

Nuveen Investments	25

Statement of Changes in Net Assets

For the Period December 29, 2008 (commencement of operations) through June 30, 2009

Operations
Net investment income	$37,404
Net realized gain (loss) from investments and securities sold short	(86,528)
Net unrealized appreciation (depreciation) of investments and securities sold short	6,808
Net increase (decrease) in net assets from operations	(42,316)
Fund Share Transactions
Proceeds from sale of shares	3,500,000
Net increase (decrease) in net assets from Fund share transactions	3,500,000
Net increase (decrease) in net assets	3,457,684
Net assets at the beginning of period	—
Net assets at the end of period	$3,457,684
Undistributed (Over-distribution of) net investment income at the end of period	$38,483

See accompanying notes to financial statements.

26	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Enhanced Core Equity Plus Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1996. The Fund commenced operations on December 29, 2008.

The Fund invests primarily in equity securities of companies within the S&P 500 Index in an attempt to provide long-term capital appreciation. The Fund seeks to achieve additional return by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform.

The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range from between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the security exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. When market price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including prices of investments of comparable quality, type of issue, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. Short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .50% annual 12b-1 distribution and service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments, including forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period December 29, 2008 (commencement of operations) through June 30, 2009.

Nuveen Investments	27

Notes to Financial Statements (continued)

Enhanced Custody Program

The Fund pursues a “long/short” investment strategy, pursuant to which it sells “short” up to 50% of the value of its initial “long” portfolio and purchases additional “long” investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security “short,” it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the “short” position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio or from borrowing from the Fund’s custodian. Proceeds from selling short are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividend expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains or losses are included with “Net unrealized appreciation (depreciation) of investments and securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value in the accompanying financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowing of securities sold short. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions may be invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, and is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

28	Nuveen Investments

2. Fair Value Measurements

In determining the value of the Fund’s investments various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s fair value measurements as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$3,562,482	$—	$—	$3,562,482
Common stocks sold short	(124,673)	—	—	(124,673)
Total	$3,437,809	$—	$—	$3,437,809

3. Derivative Instruments and Hedging Activities

During the current fiscal period, the Fund adopted the provisions of Statement of Financial Accounting Standards No. 161 (SFAS No. 161) “Disclosures about Derivative Instruments and Hedging Activities.” This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to better understand: a) how and why a fund uses derivative instruments; b) how derivative instruments are accounted for; and c) how derivative instruments affect a fund’s financial position, results of operations and cash flows, if any. The Fund records derivative instruments at fair value with changes in fair value recognized on the Statement of Operations. Even though the Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for SFAS No. 161 disclosure purposes. The Fund did not invest in derivative instruments during the period December 29, 2008 (commencement of operations) through June 30, 2009.

4. Fund Shares

Transactions in Fund shares were as follows:

	For the Period 12/29/08 (commencement of operations) through 6/30/09
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	137,500	2,750,000
Net increase (decrease)	175,000	$3,500,000

5. Investment Transactions

Purchases and sales (including proceeds from securities sold short but excluding short-term investments) for the period December 29, 2008 (commencement of operations) through June 30, 2009, aggregated $4,535,324 and $1,017,928, respectively.

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At June 30, 2009, the cost of investments (excluding proceeds received on securities sold short) was $3,534,205.

Nuveen Investments	29

Notes to Financial Statements (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding proceeds received or securities sold short) at June 30, 2009, were as follows:

Gross unrealized:
Appreciation	$228,182
Depreciation	(199,905)
Net unrealized appreciation (depreciation) of investments	$28,277

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2009, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$38,483
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax year ended June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

For the period December 29, 2008 (commencement of operations) through June 30, 2009
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Fund elected to defer net realized losses from investments incurred from December 29, 2008 (commencement of operations) through June 30, 2009, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $86,516 were treated as having arisen on the first day of the following fiscal year.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets (1)	Fund-Level Fee Rate
For the first $125 million	.6500%
For the next $125 million	.6325
For the next $250 million	.6250
For the next $500 million	.6125
For the next $1 billion	.6000
For net assets over $2 billion	.5850

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of June 30, 2009, the complex-level fee rate was .1970%.

30	Nuveen Investments

The complex-level fee schedule is as follows:

Complex-Level Net Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets include assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Nuveen HydePark Group, LLC (“HydePark”), a subsidiary of Nuveen, under which HydePark manages the investment portfolio of the Fund. HydePark is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive and reimburse expenses through November 30, 2011, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends on securities sold short, enhanced custody expense and extraordinary expenses) do not exceed 1.10% (1.35% after November 30, 2011) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At June 30, 2009, Nuveen owned all shares of each class of the Fund.

During the period December 29, 2008 (commencement of operations) through June 30, 2009, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

8. Subsequent Events

In May 2009, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 165 (SFAS No. 165) “Subsequent Events.” SFAS No. 165 requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. SFAS No. 165 is intended to establish general standards of accounting and for disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS No. 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date — that is, whether that date represents the date the financial statements were issued or were available to be issued. SFAS No. 165 is effective for interim and annual periods ending after June 15, 2009. The Fund has performed an evaluation of subsequent events through August 31, 2009, which is the date the Trust’s form N-SAR was filed with the Securities and Exchange Commission (SEC).

Nuveen Investments	31

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended June 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2009(e)	$20.00	$.20	$(.45)	$(.25)	$—	$—	$—	$19.75	(1.25)%
Class C (12/08)
2009(e)	20.00	.13	(.46)	(.33)	—	—	—	19.67	(1.65)
Class R3 (12/08)
2009(e)	20.00	.18	(.46)	(.28)	—	—	—	19.72	(1.40)
Class I (12/08)
2009(e)	20.00	.23	(.46)	(.23)	—	—	—	19.77	(1.15)

32	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Credit/Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Ending Net Assets (000)	Expenses(f)		Net Invest- ment Income (Loss)(f)		Expenses(f)		Net Invest- ment Income (Loss)(f)		Expenses(f)		Net Invest- ment Income (Loss)(f)		Portfolio Turnover Rate

$247	6.10	%*	(2.53	)%*	1.42	%*	2.14	%*	1.42	%*	2.14	%*	31%

246	6.84	*	(3.28	)*	2.17	*	1.39	*	2.17	*	1.39	*	31

247	6.35	*	(2.78	)*	1.67	*	1.89	*	1.67	*	1.89	*	31

2,718	5.85	*	(2.28	)*	1.17	*	2.39	*	1.17	*	2.39	*	31

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 29, 2008 (commencement of operations) through June 30, 2009.
(f)	Each ratio includes the effect of the dividend expense on securities sold short and enhanced custody expense as follows:

	Ratio of Dividend Expense on Securities Sold Short to Average Net Assets	Ratio of Enhanced Custody Expense to Average Net Assets
Year Ended June 30:
2009(e)	.04%*	.03%*

See accompanying notes to financial statements.

Nuveen Investments	33

Notes

34	Nuveen Investments

Notes

Nuveen Investments	35

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund by the Adviser, is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is currently set at nine. None of the trustees who are not “interested” persons of the Fund (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Fund’s Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington D.C.	199
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College; Director, Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	199
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	199
David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Investment Committee, Greater Milwaukee Foundation.	199
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; Member, Dayton Philharmonic Orchestra Association; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank; formerly, Director, Dayton Development Coalition.	199
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	199
Carole E. Stone 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	199

36	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Musso Capital Management (since 2008); CEO and President, Northern Trust Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	199

Interested Trustee:
John P. Amboian (2) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc. formerly, President (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Fund:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3); Chartered Financial Analyst.	199
Mark J.P. Anson 6/10/59 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	President and Executive Director of Nuveen Investments, Inc. (since 2007); President of Nuveen Investments Institutional Services Group LLC (since 2007); previously, Chief Executive Officer of the British Telecom Pension Scheme (2006-2007) and Chief Investment Officer of Calpers (1999-2006); PhD, Chartered Financial Analyst, Chartered Alternative Investment Analyst, Certified Public Accountant, Certified Management Accountant and Certified Internal Auditor.	199
Nizida Arriaga 6/1/1968 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President (since 2007) of Nuveen Investments, LLC; previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	199

Nuveen Investments	37

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	199
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	199
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	74
Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC; Managing Director (since 2005) of Nuveen Asset Management; Managing Director (2004-2005) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3).	199
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management; Certified Public Accountant.	199
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; CPA.	199
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006- 2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Vice President (since 2006) and Assistant Secretary (since 2003) of Nuveen Asset Management.	199
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Vice President (since 2005) of Nuveen Asset Management, Certified Public Accountant.	199
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Vice President of Nuveen Asset Management (since 2005).	199
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. (3)	199

38	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Fund	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	199
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	199
Gregory Mino 1/4/1971 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Vice President of Nuveen Investments, LLC (since 2008); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	199
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate Meagher & Flom LLP (2002-2008)	199
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	199
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	74
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, VedderPrice P.C. (1997-2007).	199

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	39

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

40	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Nuveen HydePark Group, LLC

111 West Jackson Blvd.

Suite 1411

Chicago, IL 60604

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2009, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. Financial Industry Regulatory Authority also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	41

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions

for our clients’ different needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $128 billion of assets on June 30, 2009.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at www.nuveen.com/mf

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-EQTYP-0609P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended June 30, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Moderate Allocation Fund [5]	8,744	0	2,750	0
Conservative Allocation Fund [6]	9,531	0	2,750	0
Enhanced Core Equity Fund	7,532	0	2,750	0
Enhanced Mid-Cap Fund	5,800	0	2,750	0
Multi-Manager Large-Cap Value Fund	28,893	0	2,750	0
Growth Allocation Fund [7]	6,366	0	2,750	0
NWQ Multi-Cap Value Fund	39,692	0	2,750	0
NWQ Small-Cap Value Fund	12,474	0	2,750	0
Tradewinds Value Opportunities Fund	64,145	0	2,750	0
NWQ Large-Cap Value Fund	7,810	0	2,750	0
NWQ Small Mid/Cap Value Fund	6,007	0	2,750	0
U.S. Equity Completeness Fund [8]	6,083	0	0	0
Enhanced Core Equity Plus Fund [9]	5,943	0	0	0

Total	$209,020	$0	$30,250	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”

[5]	Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.
[6]	Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.
[7]	Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.
[8]	The Fund commenced operations on July 01, 2008.
[9]	The Fund commenced operations on December 29, 2008.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Moderate Allocation Fund	0	0	0	0
Conservative Allocation Fund	0	0	0	0
Enhanced Core Equity Fund	0	0	0	0
Enhanced Mid-Cap Fund	0	0	0	0
Multi-Manager Large-Cap Value Fund	0	0	0	0
Growth Allocation Fund	0	0	0	0
NWQ Multi-Cap Value Fund	0	0	0	0
NWQ Small-Cap Value Fund	0	0	0	0
Tradewinds Value Opportunities Fund	0	0	0	0
NWQ Large-Cap Value Fund	0	0	0	0
NWQ Small Mid/Cap Value Fund	0	0	0	0
U.S. Equity Completeness Fund [1]	0	0	0	0
Enhanced Core Equity Plus Fund [2]	0	0	0	0

[1]	The Fund commenced operations on July 01, 2008.
[2]	The Fund commenced operations on December 29, 2008.

Fiscal Year Ended June 30, 2008	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Moderate Allocation Fund [5]	8,322	0	2,800	0
Conservative Allocation Fund [6]	9,067	0	2,800	0
Enhanced Core Equity Fund	7,287	0	0	0
Enhanced Mid-Cap Fund	5,911	0	0	0
Multi-Manager Large-Cap Value Fund	28,346	0	2,800	0
Growth Allocation Fund [7]	6,619	0	2,800	0
NWQ Multi-Cap Value Fund	53,591	0	2,800	0
NWQ Small-Cap Value Fund	13,569	0	2,800	0
Tradewinds Value Opportunities Fund	32,019	0	2,800	0
NWQ Large-Cap Value Fund	6,639	0	2,800	0
NWQ Small Mid/Cap Value Fund	6,770	0	2,800	0
U.S. Equity Completeness Fund [8]	N/A	N/A	N/A	N/A
Enhanced Core Equity Plus Fund [9]	N/A	N/A	N/A	N/A

Total	$178,140	$0	$25,200	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees,” “Audit Related Fees,” and “Tax Fees.”
[5]	Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.
[6]	Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.
[7]	Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.
[8]	The Fund commenced operations on July 01, 2008.
[9]	The Fund commenced operations on December 29, 2008.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Moderate Allocation Fund	0	0	0	0
Conservative Allocation Fund	0	0	0	0
Enhanced Core Equity Fund	0	0	0	0
Enhanced Mid-Cap Fund	0	0	0	0
Multi-Manager Large-Cap Value Fund	0	0	0	0
Growth Allocation Fund	0	0	0	0
NWQ Multi-Cap Value Fund	0	0	0	0
NWQ Small-Cap Value Fund	0	0	0	0
Tradewinds Value Opportunities Fund	0	0	0	0
NWQ Large-Cap Value Fund	0	0	0	0
NWQ Small Mid/Cap Value Fund	0	0	0	0
U.S. Equity Completeness Fund [1]	N/A	N/A	N/A	N/A
Enhanced Core Equity Plus Fund [2]	N/A	N/A	N/A	N/A

[1]	The Fund commenced operations on July 01, 2008.
[2]	The Fund commenced operations on December 29, 2008.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended June 30, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2008	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended June 30, 2009	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Moderate Allocation Fund [1]	2,750	0	0	2,750
Conservative Allocation Fund [2]	2,750	0	0	2,750
Enhanced Core Equity Fund	2,750	0	0	2,750
Enhanced Mid-Cap Fund	2,750	0	0	2,750
Multi-Manager Large-Cap Value Fund	2,750	0	0	2,750
Growth Allocation Fund [3,4]	3,823	0	0	3,823
NWQ Multi-Cap Value Fund	2,750	0	0	2,750
NWQ Small-Cap Value Fund	2,750	0	0	2,750
Tradewinds Value Opportunities Fund [4]	5,612	0	0	5,612
NWQ Large-Cap Value Fund	2,750	0	0	2,750
NWQ Small Mid/Cap Value Fund	2,750	0	0	2,750
U.S. Equity Completeness Fund [5]	0	0	0	0
Enhanced Core Equity Plus Fund [6]	0	0	0	0

Total	$34,185	$0	$0	$34,185

“Total Non-Audit Fees Billed to Trust” for both fiscal year ends represent “Tax Fees” billed to Funds in their respective amounts from the previous table.

[1]	Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.
[2]	Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.
[3]	Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.
[4]	The “Total Non-Audit Fees Billed to Fund” includes tax fees paid by the Fund to Ernst & Young, LLP.
[5]	The Fund commenced operations on July 01, 2008.
[6]	The Fund commenced operations on December 29, 2008.

Fiscal Year Ended June 30, 2008	Total Non-Audit Fees Billed to Trust		Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Moderate Allocation Fund [1]	2,800		0	0	2,800
Conservative Allocation Fund [2]	2,800		0	0	2,800
Enhanced Core Equity Fund	0		0	0	0
Enhanced Mid-Cap Fund	0		0	0	0
Multi-Manager Large-Cap Value Fund	2,800		0	0	2,800
Growth Allocation Fund [3,4]	5,515		0	0	5,515
NWQ Multi-Cap Value Fund	2,800		0	0	2,800
NWQ Small-Cap Value Fund	2,800		0	0	2,800
Tradewinds Value Opportunities Fund [4]	5,515		0	0	5,515
NWQ Large-Cap Value Fund	2,800		0	0	2,800
NWQ Small Mid/Cap Value Fund	2,800		0	0	2,800
U.S. Equity Completeness Fund [5]	N/A		N/A	N/A	N/A
Enhanced Core Equity Plus Fund [6]	N/A		N/A	N/A	N/A

Total	$30,630	[7]	$0	$0	$30,630	[7]

“Total Non-Audit Fees Billed to Trust” for both fiscal year ends represent “Tax Fees” billed to Funds in their respective amounts from the previous table.

[1]	Prior to August 1, 2008, the Fund was known as Nuveen Balanced Stock and Bond Fund.
[2]	Prior to July 7, 2008, the Fund was known as Nuveen Balanced Municipal and Stock Fund.
[3]	Prior to August 1, 2008, the Fund was known as Nuveen Global Value Fund.
[4]	The “Total Non-Audit Fees Billed to Fund” includes tax fees paid by the Fund to Ernst & Young, LLP.
[5]	The Fund commenced operations on July 01, 2008.
[6]	The Fund commenced operations on December 29, 2008.
[7]	Total has been revised from the amount reported in the 2008 N-CSR annual filing.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date September 8, 2009

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date September 8, 2009